UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

• PIMCO Equity Series—Institutional, P, Administrative, D, A, C and R Classes

• PIMCO Equity Series RAE Fundamental Funds—Institutional, P, A and C Classes

• PIMCO Equity Series RealPathTM Blend Funds—Institutional, Administrative and A Classes

PIMCO Equity Series®

Semiannual Report

December 31, 2015

PIMCO Balanced Income Fund

PIMCO Dividend and Income Builder Fund

PIMCO EqS® Long/Short Fund

PIMCO Global Dividend Fund

PIMCO International Dividend Fund

PIMCO U.S. Dividend Fund

Share Classes

■	Institutional
■	P
■	D
■	A
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		18
Financial Highlights		20
Statements of Assets and Liabilities		26
Statements of Operations		28
Statements of Changes in Net Assets		29
Statement of Cash Flows		31
Notes to Financial Statements		63
Glossary		82
Approval of Investment Advisory Contract and Other Agreements		83
Results of Proxy Voting		87

Fund	Fund Summary	Schedule of Investments

PIMCO Balanced Income Fund	6	32
PIMCO Dividend and Income Builder Fund	8	41
PIMCO EqS® Long/Short Fund	10	48
PIMCO Global Dividend Fund	12	53
PIMCO International Dividend Fund	14	57
PIMCO U.S. Dividend Fund	16	61

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series covering the six-month reporting period ended December 31, 2015. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Highlights of the financial markets during the six-month reporting period include:

■

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

■

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

■

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% – 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

■

U.S. equities, as represented by the S&P 500 Index, returned 0.15% due to an improving economic outlook and stronger jobs growth. Internationally, equity markets experienced weak performance, as the MSCI EAFE Net Dividend Index (USD Hedged) declined 3.13% and the MSCI EAFE Net Dividend Index (USD Unhedged) declined 6.01% over the reporting period. During the first half of the reporting period, declining commodities prices and China’s economic deceleration drove concerns of slowing global growth, which weighed on equities. However, in the last half of the reporting period, developed market equities rebounded from lows reached in the first half as the theme of diverging monetary policy came into focus with the Federal Reserve raising interest rates for the first time in nearly a decade, while central banks around the world continued to implement accommodative monetary policies.

■

Emerging market (“EM”) equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 17.36% over the reporting period. Concerns over China’s struggling economy continued as weak data and several attempts to support the Chinese equity market by the People’s Bank of China added to fears of slowing global growth. In addition, Brazil’s economic and political woes continued over the reporting period as the country’s credit rating was downgraded by S&P and Fitch to sub-investment grade, while President Dilma Rousseff faced increased scrutiny over her ability to revive the country’s economy.

2	PIMCO EQUITY SERIES

■

Style-wise, growth equities outperformed value equities globally as the MSCI All Country World Growth Index (Net Dividends in USD) declined 3.13% and the MSCI All Country World Value Index (Net Dividends in USD) declined 6.68%. In general, the consumer staples and information technology sectors were the top performing equity sectors, while the energy and materials sectors were the worst performing equity sectors over the reporting period.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.81% for the reporting period. Longer-maturity yields (i.e., ten to thirty year yields) declined, with prices therefore higher, while shorter-maturity yields (i.e., six month to seven year yields) rose. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, down from 2.35% on June 30, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.65% for the reporting period.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series February 22, 2016

SEMIANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Funds

We believe that equity funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, equity risk, dividend-oriented stocks risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, market risk, issuer risk, interest rate risk, call risk, credit risk, high yield and distressed company risk, cash holdings risk, currency risk, real estate risk, liquidity risk, leveraging risk, issuer non-diversification risk, management risk, small-cap and mid-cap company risk, derivatives risk, mortgage-related and other asset-backed securities risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in the Funds’ prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Funds. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets.

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Class A shares are subject to an initial sales charge. A Contingent Deferred Sales Charge (“CDSC”) may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance.

4	PIMCO EQUITY SERIES

Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, are typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The Cumulative Returns chart assumes the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the relevant Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Balanced Income Fund	03/31/14	03/31/14	03/31/14	03/31/14	03/31/14	03/31/14	—	Diversified
PIMCO Dividend and Income Builder Fund	12/14/11	12/14/11	12/14/11	12/14/11	12/14/11	12/14/11	12/14/11	Diversified
PIMCO EqS® Long/Short Fund	04/20/12	04/20/12	04/30/12	04/30/12	04/30/12	04/30/12	—	Non-diversified
PIMCO Global Dividend Fund	12/14/11	12/14/11	12/14/11	12/14/11	12/14/11	12/14/11	12/14/11	Diversified
PIMCO International Dividend Fund	12/15/14	12/15/14	12/15/14	12/15/14	12/15/14	12/15/14	—	Diversified
PIMCO U.S. Dividend Fund	12/15/14	12/15/14	12/15/14	12/15/14	12/15/14	12/15/14	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO Balanced Income Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO Balanced Income Fund seeks to maximize current income while providing long-term capital appreciation by investing under normal circumstances in a diversified portfolio of income-producing equity and fixed income securities, each of which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund will typically invest at least 25% of its net assets in equity and equity related securities and at least 25% of its net assets in fixed income securities. The Fund’s investments in equity and equity-related securities include common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (03/31/14)
PIMCO Balanced Income Fund Institutional Class	(7.71)%	(5.96)%	(2.00)%
PIMCO Balanced Income Fund Class P	(7.76)%	(6.06)%	(2.10)%
PIMCO Balanced Income Fund Class D	(7.88)%	(6.39)%	(2.34)%
PIMCO Balanced Income Fund Class A	(7.88)%	(6.39)%	(2.34)%
PIMCO Balanced Income Fund Class A (adjusted)	(12.91)%	(11.52)%	(5.43)%
PIMCO Balanced Income Fund Class C	(8.26)%	(7.12)%	(3.09)%
PIMCO Balanced Income Fund Class C (adjusted)	(9.14)%	(8.01)%	(3.09)%
MSCI All Country World Index±	(4.90)%	(2.36)%	0.35%
50% MSCI ACWI/50% Barclays Global Aggregate Index hedged USD±±	(1.64)%	(0.46)%	2.14%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

±± The benchmark is a blend of 50% MSCI All Country World Index/50% Barclays Global Aggregate USD Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.03% for the Institutional Class shares, 1.13% for the Class P shares, 1.38% for the Class D shares, 1.38% for the Class A shares, and 2.13% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

6	PIMCO EQUITY SERIES

Institutional Class - PBITX	Class P - PBIEX	Class D - PBIDX	Class A - PBIAX	Class C - PBICX

Top 10 Holdings1

U.S. Treasury Bonds	2.9%
QUALCOMM, Inc.	2.5%
PG&E Corp.	2.5%
Vodafone Group PLC	2.4%
AT&T, Inc.	2.2%
HSBC Holdings PLC	2.1%
Colony Capital, Inc. ‘A’	2.1%
AbbVie, Inc.	1.9%
Pfizer, Inc.	1.9%
Roche Holding AG	1.8%

Geographic Breakdown1

United States	54.4%
United Kingdom	8.8%
Netherlands	3.4%
Australia	3.2%
Brazil	2.6%
Italy	2.3%
France	2.2%
Hong Kong	1.9%
Switzerland	1.9%
Taiwan	1.2%
Greece	1.2%
Canada	1.1%
Cayman Islands	1.0%
Other	3.4%

Sector Breakdown1

Financials	16.3%
Asset-Backed Securities	10.8%
Health Care	8.0%
Telecommunication Services	8.0%
Information Technology	7.5%
Consumer Discretionary	7.0%
Utilities	5.7%
Industrials	5.4%
Non-Agency Mortgage-Backed Securities	5.1%
U.S. Treasury Obligations	4.4%
Consumer Staples	3.0%
Materials	2.1%
Bank Loan Obligations	2.0%
Energy	1.8%
Sovereign Issues	1.5%

1 % of Investments, at value as of 12/31/2015. Top 10 Holdings, Geographic and Sector Breakdowns solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»

During the reporting period, the Fund paid ordinary quarterly dividends totaling 24 cents per share on its Institutional class shares. The dividend per share was slightly lower for the other share classes to account for varying class-specific expenses.

»

Stock selection within the commercial services & supplies industry detracted from relative returns, as the Fund’s overweight position in Spotless Group Holdings within this industry significantly underperformed the MSCI All Country World Index over the reporting period.

»	An overweight exposure to small-cap companies detracted from relative performance, as small-cap stocks underperformed the MSCI All Country World Index over the reporting period.

»

Over the reporting period, the top three equity contributors were NN Group NV, Ameren Corporation and Imperial Tobacco Group PLC. The top three equity detractors were Spotless Group Holdings Ltd, Golar LNG Partners LP and Targa Resources Corp.

»

The Fund’s fixed income allocation underperformed its fixed income benchmark, Barclays Global Aggregate USD Unhedged, primarily driven by exposure to Brazilian 30-year duration as Brazilian 30-year yields generally rose over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	7

PIMCO Dividend and Income Builder Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO Dividend and Income Builder Fund seeks to provide current income that exceeds the average yield on global stocks, and to provide a growing stream of income per share over time, with a secondary objective to seek to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest at least 50% of its assets in equity and equity-related securities. The Fund’s investments in equity and equity-related securities include common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (12/14/11)
PIMCO Dividend and Income Builder Fund Institutional Class	(11.30)%	(9.70)%	6.33%
PIMCO Dividend and Income Builder Fund Class P	(11.42)%	(9.80)%	6.23%
PIMCO Dividend and Income Builder Fund Class D	(11.56)%	(10.04)%	5.95%
PIMCO Dividend and Income Builder Fund Class A	(11.47)%	(9.96)%	5.98%
PIMCO Dividend and Income Builder Fund Class A (adjusted)	(16.37)%	(14.93)%	4.51%
PIMCO Dividend and Income Builder Fund Class C	(11.85)%	(10.68)%	5.17%
PIMCO Dividend and Income Builder Fund Class C (adjusted)	(12.66)%	(11.49)%	5.17%
PIMCO Dividend and Income Builder Fund Class R	(11.59)%	(10.26)%	5.73%
MSCI All Country World Index±	(4.90)%	(2.36)%	10.58%
75% MSCI All Country World Index/25% Barclays Global Aggregate USD Unhedged±±	(3.60)%	(2.40)%	7.95%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

±± The benchmark is a blend of 75% MSCI All Country World Index/25% Barclays Global Aggregate USD Unhedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.20% for the Institutional Class shares, 1.30% for the Class P shares, 1.55% for the Class D shares, 1.55% for the Class A shares, 2.30% for the Class C shares, and 1.80% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

8	PIMCO EQUITY SERIES

Institutional Class - PQIIX	Class P - PQIPX	Class D - PQIDX	Class A - PQIZX	Class C - PQICX	Class R - PQIBX

Top 10 Holdings1

PG&E Corp.	3.7%
QUALCOMM, Inc.	3.7%
AT&T, Inc.	3.6%
Vodafone Group PLC	3.6%
HSBC Holdings PLC	3.2%
Colony Capital, Inc. ‘A’	3.2%
AbbVie, Inc.	2.8%
Pfizer, Inc.	2.8%
Roche Holding AG	2.8%
Lloyds Banking Group PLC	2.8%

Geographic Breakdown1

United States	50.3%
United Kingdom	13.5%
Australia	5.1%
Netherlands	4.2%
Italy	3.8%
France	3.3%
Hong Kong	2.8%
Switzerland	2.8%
Brazil	2.2%
Taiwan	1.8%
Canada	1.6%
Japan	1.4%
Spain	1.4%
Greece	1.3%
Germany	1.0%
Other	2.3%

Sector Breakdown1

Financials	22.4%
Telecommunication Services	12.2%
Health Care	12.1%
Information Technology	11.1%
Consumer Discretionary	10.7%
Utilities	8.4%
Industrials	6.4%
Consumer Staples	4.5%
Materials	3.3%
Energy	2.9%
Non-Agency Mortgage-Backed Securities	2.1%
Asset-Backed Securities	2.0%
Other	0.7%

1 % of Investments, at value as of 12/31/2015. Top 10 Holdings, Geographic and Sector Breakdowns solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»

During the reporting period, the Fund paid ordinary quarterly dividends totaling 20 cents per share on its Institutional class shares. The dividend per share was slightly lower for the other share classes to account for varying class-specific expenses.

»

Stock selection within the commercial services & supplies industry detracted from relative returns, as the Fund’s overweight to Spotless Group Holdings within this industry significantly underperformed the MSCI All Country World Index over the reporting period.

»	An overweight exposure to small-cap companies detracted from relative performance, as small-cap stocks underperformed the MSCI All Country World Index over the reporting period.

»

Over the reporting period, the top three equity contributors were NN Group NV, Imperial Tobacco Group PLC and Ameren Corporation. The top three equity detractors were Spotless Group Holdings Ltd, Targa Resources Corp. and Golar LNG Partners LP.

»

The Fund’s fixed income allocation outperformed its fixed income benchmark, Barclays Global Aggregate USD Unhedged, primarily driven by select currency underweights specifically to the euro and the British pound, as these currencies underperformed versus the U.S. dollar over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	9

PIMCO EqS® Long/Short Fund

Cumulative Returns Through December 31, 2015*

Investment Objective and Strategy Overview

»

The PIMCO EqS® Long/Short Fund seeks long-term capital appreciation by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents.

Average Annual Total Return for the period ended December 31, 2015*
	6 Months**	1 Year	5 Year	10 Year	Fund Inception (01/01/03)
PIMCO EqS® Long/Short Fund Institutional Class	(2.27)%	0.82%	4.79%	8.86%	11.75%
PIMCO EqS® Long/Short Fund Class P	(2.28)%	0.74%	4.74%	8.84%	11.73%
PIMCO EqS® Long/Short Fund Class D	(2.46)%	0.49%	4.51%	8.72%	11.64%
PIMCO EqS® Long/Short Fund Class A	(2.46)%	0.49%	4.51%	8.72%	11.64%
PIMCO EqS® Long/Short Fund Class A (adjusted)	(7.79)%	(5.01)%	3.34%	8.11%	11.15%
PIMCO EqS® Long/Short Fund Class C	(2.86)%	(0.30)%	3.93%	8.41%	11.40%
PIMCO EqS® Long/Short Fund Class C (adjusted)	(3.82)%	(1.28)%	3.93%	8.41%	11.40%
3 Month USD LIBOR Index±	0.15%	0.29%	0.32%	1.68%	1.76%

All Fund returns are net of fees and expenses.

** Cumulative return.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest in an unmanaged index.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.91% for the Institutional Class shares, 2.01% for the Class P shares, 2.26% for the Class D shares, 2.26% for the Class A shares, and 3.01% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

* For periods prior to April 20, 2012, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on January 1, 2003 and, on April 20, 2012, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of Class P, D, A and C shares for the period from April 20, 2012 to April 30, 2012 is based on the performance of the Institutional Class shares of the Fund adjusted to reflect the fees and expenses of Class P, D, A and C shares (as applicable). The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

10	PIMCO EQUITY SERIES

Institutional Class - PMHIX	Class P - PMHBX	Class D - PMHDX	Class A - PMHAX	Class C - PMHCX

Top 10 Holdings1

First Data Corp. ‘A’	5.7%
Iron Mountain, Inc.	5.3%
Laboratory Corp. of America Holdings	4.8%
KAR Auction Services, Inc.	4.2%
DST Systems, Inc.	3.8%
Live Nation Entertainment, Inc.	2.9%
Nordstrom, Inc.	2.6%
Level 3 Communications, Inc.	2.5%
Bank of New York Mellon Corp.	2.3%
Alphabet, Inc. ‘C’	2.3%

Sector Breakdown2

Information Technology	13.3%
Financials	7.5%
Health Care	5.3%
Telecommunication Services	2.5%

1 % of Investments, at value as of 12/31/2015. Top 10 Holdings solely reflect long positions. Securities sold short, derivatives, and short-term instruments are not taken into consideration.

2 % of net exposure (Investments, at value less Securities Sold Short) as of 12/31/2015. Financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	The Fund’s long equity positions detracted from absolute returns, as prices of these securities generally declined during the reporting period.

»	The Fund’s short equity positions within the materials sector contributed to absolute returns, as this sector declined over the reporting period.

»	The Fund’s short equity positions within the energy sector contributed to absolute returns, as this sector declined over the reporting period.

»

Over the reporting period, the Fund increased its gross short exposure from 22.6% to 37.2% and decreased its gross long exposure from 78.3% to 56.8%, reducing the overall net equity exposure from 55.7% to 19.6% of net assets.

SEMIANNUAL REPORT	DECEMBER 31, 2015	11

PIMCO Global Dividend Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO Global Dividend Fund seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 75% of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (12/14/11)
PIMCO Global Dividend Fund Institutional Class	(12.86)%	(10.99)%	6.37%
PIMCO Global Dividend Fund Class P	(12.87)%	(10.92)%	6.32%
PIMCO Global Dividend Fund Class D	(12.99)%	(11.15)%	6.06%
PIMCO Global Dividend Fund Class A	(12.99)%	(11.15)%	6.06%
PIMCO Global Dividend Fund Class A (adjusted)	(17.78)%	(16.04)%	4.59%
PIMCO Global Dividend Fund Class C	(13.45)%	(11.94)%	5.19%
PIMCO Global Dividend Fund Class C (adjusted)	(14.20)%	(12.70)%	5.19%
PIMCO Global Dividend Fund Class R	(13.15)%	(11.43)%	5.77%
MSCI All Country World Index±	(4.90)%	(2.36)%	10.58%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.07% for the Institutional Class shares, 1.17% for the Class P shares, 1.42% for the Class D shares, 1.42% for the Class A shares, 2.17% for the Class C shares and 1.67% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

12	PIMCO EQUITY SERIES

Institutional Class - PQDIX	Class P - PQDPX	Class D - PQDDX	Class A - PQDAX	Class C - PQDCX	Class R - PQDRX

Top 10 Holdings1

Vodafone Group PLC	3.5%
QUALCOMM, Inc.	3.0%
AT&T, Inc.	3.0%
PG&E Corp.	3.0%
Lloyds Banking Group PLC	3.0%
Western Digital Corp.	2.9%
Aegon NV	2.9%
Pfizer, Inc.	2.7%
HSBC Holdings PLC	2.7%
Intesa Sanpaolo SpA	2.6%

Geographic Breakdown1

United States	51.6%
United Kingdom	13.0%
Netherlands	3.9%
Italy	3.9%
Australia	3.5%
Japan	3.5%
France	3.4%
Hong Kong	2.5%
Switzerland	2.2%
Brazil	2.1%
Taiwan	1.7%
Canada	1.6%
Spain	1.5%
Greece	1.3%
Germany	1.0%
Other	0.9%

1 % of Investments, at value as of 12/31/2015. Top 10 Holdings and Geographic Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»

During the reporting period, the Fund paid ordinary quarterly dividends totaling 10 cents per share on its Institutional class shares. The dividend per share was slightly lower for the other share classes to account for varying class-specific expenses.

»

Stock selection within the oil, gas & consumable fuels industry detracted from relative returns, as the Fund’s holdings within this industry significantly underperformed the MSCI All Country World Index over the reporting period.

»	An overweight exposure to small-cap companies detracted from relative performance, as small-cap stocks underperformed the MSCI All Country World Index over the reporting period.

»

Over the reporting period, the top three equity contributors were NN Group NV, PG&E Corporation and Imperial Tobacco Group PLC. The top three equity detractors were Targa Resources Corp., Golar LNG Partners LP and Spotless Group Holdings Ltd.

SEMIANNUAL REPORT	DECEMBER 31, 2015	13

PIMCO International Dividend Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO International Dividend Fund seeks to provide current income that exceeds the average yield on international stocks, while providing long-term capital appreciation, by investing in an international-focused diversified portfolio of dividend-paying stocks that have an attractive yield, a growing dividend, and long-term capital appreciation. The Fund will invest primarily in equity and equity-related securities that are economically tied to developed and emerging markets outside the United States, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (12/15/14)
PIMCO International Dividend Fund Institutional Class	(12.88)%	(8.63)%	(6.90)%
PIMCO International Dividend Fund Class P	(12.93)%	(8.73)%	(6.99)%
PIMCO International Dividend Fund Class D	(13.04)%	(8.96)%	(7.23)%
PIMCO International Dividend Fund Class A	(13.03)%	(8.86)%	(7.14)%
PIMCO International Dividend Fund Class A (Adjusted)	(17.81)%	(13.87)%	(12.02)%
PIMCO International Dividend Fund Class C	(13.40)%	(9.67)%	(7.95)%
PIMCO International Dividend Fund Class C (Adjusted)	(14.24)%	(10.54)%	(7.95)%
MSCI All Country World ex US Index±	(9.32)%	(5.66)%	(2.51)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 22 developed and 23 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.99% for the Institutional Class shares, 1.09% for the Class P shares, 1.34% for the Class D shares, 1.34% for the Class A shares, and 2.09% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

14	PIMCO EQUITY SERIES

Institutional Class - PVIIX	Class P - PVIPX	Class D - PVIDX	Class A - PVIAX	Class C - PVICX

Top 10 Holdings1

Vodafone Group PLC	4.4%
Roche Holding AG	4.1%
Aegon NV	4.0%
Bridgestone Corp.	4.0%
Lloyds Banking Group PLC	4.0%
HSBC Holdings PLC	4.0%
Intesa Sanpaolo SpA	4.0%
Engie S.A.	3.5%
China Mobile Ltd.	3.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.2%

Geographic Breakdown1

United Kingdom	17.0%
United States	14.4%
Japan	9.5%
Australia	8.2%
Netherlands	7.1%
France	6.4%
Hong Kong	5.8%
Italy	5.6%
Switzerland	4.1%
Taiwan	3.2%
Brazil	3.1%
Canada	2.3%
Ireland	2.3%
Israel	2.0%
Spain	1.7%
China	1.4%
Mexico	1.4%
Germany	1.3%
Greece	1.3%
Other	1.7%

1 % of Investments, at value as of 12/31/2015. Top 10 Holdings and Geographic Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»

During the reporting period, the Fund paid ordinary quarterly dividends totaling 15 cents per share on its Institutional class shares. The dividend per share was slightly lower for the other share classes to account for varying class-specific expenses.

»

Stock selection within the electric utilities industry detracted from relative returns, as the Fund’s holdings within this industry significantly underperformed the MSCI All Country World ex-US Index over the reporting period.

»

Stock selection within the oil, gas & consumable fuels industry detracted from relative returns, as the Fund’s holdings within this industry significantly underperformed the MSCI All Country World ex-US Index over the reporting period.

»

Over the reporting period, the top three equity contributors were NN Group NV, Imperial Tobacco Group PLC and Lawson Inc. The top three equity detractors were Spotless Group Holdings Ltd., Golar LNG Partners LP and Total Access Communication Public Co., Ltd.

SEMIANNUAL REPORT	DECEMBER 31, 2015	15

PIMCO U.S. Dividend Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO U.S. Dividend Fund seeks to provide current income that exceeds the average yield on U.S. stocks, while providing long-term capital appreciation, by investing in a U.S.-focused diversified portfolio of dividend-paying stocks that have an attractive yield, a growing dividend, and long-term capital appreciation. The Fund will invest primarily in equity and equity-related securities that are economically tied to the United States, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (12/15/14)
PIMCO U.S. Dividend Fund Institutional Class	(12.98)%	(14.44)%	(10.41)%
PIMCO U.S. Dividend Fund Class P	(12.94)%	(14.53)%	(10.51)%
PIMCO U.S. Dividend Fund Class D	(13.06)%	(14.76)%	(10.74)%
PIMCO U.S. Dividend Fund Class A	(13.13)%	(14.66)%	(10.64)%
PIMCO U.S. Dividend Fund Class A (Adjusted)	(17.92)%	(19.39)%	(15.34)%
PIMCO U.S. Dividend Fund Class C	(13.40)%	(15.33)%	(11.34)%
PIMCO U.S. Dividend Fund Class C (Adjusted)	(14.24)%	(16.15)%	(11.34)%
S&P 500 Index±	0.15%	1.38%	4.78%

All Fund returns are net of fees and expenses.

* Cumulative return.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.90% for the Institutional Class shares, 1.00% for the Class P shares, 1.25% for the Class D shares, 1.25% for the Class A shares, and 2.00% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

16	PIMCO EQUITY SERIES

Institutional Class - PVDIX	Class P - PVDPX	Class D - PVDDX	Class A - PVDAX	Class C - PVDCX

Top 10 Holdings1

AT&T, Inc.	5.5%
QUALCOMM, Inc.	5.1%
Pfizer, Inc.	5.0%
Comcast Corp. ‘A’	5.0%
PG&E Corp.	5.0%
Neilsen Holdings PLC	5.0%
AbbVie, Inc.	4.6%
Apple, Inc.	4.4%
Merck & Co., Inc.	4.2%
Roche Holding AG	4.0%

Sector Breakdown1

Health Care	17.8%
Consumer Discretionary	16.4%
Information Technology	16.0%
Financials	15.5%
Telecommunication Services	9.5%
Industrials	7.9%
Materials	5.5%
Utilities	5.0%
Energy	4.0%

1 % of Investments, at value as of 12/31/2015. Top 10 Holdings and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»

During the reporting period, the Fund paid ordinary quarterly dividends totaling 15 cents per share on its Institutional class shares. The dividend per share was slightly lower for the other share classes to account for varying class-specific expenses.

»

Stock selection within the oil, gas & consumable fuels industry detracted from relative returns, as two stocks out of the index significantly underperformed the S&P 500 Index during the reporting period.

»	From a market capitalization perspective, the Fund’s exposure to small-cap stocks detracted from the Fund’s performance as small-cap stocks underperformed large-cap stocks over the reporting period.

»

Over the reporting period, the top three equity contributors were PG&E Corporation, SeaWorld Entertainment and Apple Inc. The top three equity detractors were Targa Resources, Tronox Ltd. and Golar LNG Partners LP.

SEMIANNUAL REPORT	DECEMBER 31, 2015	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Balanced Income Fund
Institutional Class	$1,000.00	$922.90	$3.73	$1,000.00	$1,021.66	$3.93	0.76%
Class P	1,000.00	922.40	4.22	1,000.00	1,021.15	4.44	0.86
Class D	1,000.00	921.20	5.45	1,000.00	1,019.88	5.73	1.11
Class A	1,000.00	921.20	5.45	1,000.00	1,019.88	5.73	1.11
Class C	1,000.00	917.40	9.11	1,000.00	1,016.04	9.58	1.86
PIMCO Dividend and Income Builder Fund
Institutional Class	$1,000.00	$887.00	$4.00	$1,000.00	$1,021.31	$4.29	0.83%
Class P	1,000.00	885.80	4.48	1,000.00	1,020.79	4.80	0.93
Class D	1,000.00	884.40	5.68	1,000.00	1,019.52	6.09	1.18
Class A	1,000.00	885.30	5.68	1,000.00	1,019.52	6.09	1.18
Class C	1,000.00	881.50	9.28	1,000.00	1,015.69	9.94	1.93
Class R	1,000.00	884.10	6.88	1,000.00	1,018.24	7.37	1.43

18	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO EqS® Long/Short Fund
Institutional Class	$1,000.00	$977.30	$13.08	$1,000.00	$1,012.31	$13.31	2.59%
Class P	1,000.00	977.20	13.64	1,000.00	1,011.75	13.88	2.70
Class D	1,000.00	975.40	14.89	1,000.00	1,010.47	15.15	2.95
Class A	1,000.00	975.40	14.84	1,000.00	1,010.53	15.10	2.94
Class C	1,000.00	971.40	18.58	1,000.00	1,006.69	18.92	3.69
PIMCO Global Dividend Fund
Institutional Class	$1,000.00	$871.40	$4.02	$1,000.00	$1,021.25	$4.34	0.84%
Class P	1,000.00	871.30	4.49	1,000.00	1,020.74	4.85	0.94
Class D	1,000.00	870.10	5.69	1,000.00	1,019.47	6.14	1.19
Class A	1,000.00	870.10	5.69	1,000.00	1,019.47	6.14	1.19
Class C	1,000.00	865.50	9.25	1,000.00	1,015.63	9.99	1.94
Class R	1,000.00	868.50	6.87	1,000.00	1,018.19	7.42	1.44
PIMCO International Dividend Fund
Institutional Class	$1,000.00	$871.20	$4.02	$1,000.00	$1,021.25	$4.34	0.84%
Class P	1,000.00	870.70	4.49	1,000.00	1,020.74	4.85	0.94
Class D	1,000.00	869.60	5.68	1,000.00	1,019.47	6.14	1.19
Class A	1,000.00	869.70	5.68	1,000.00	1,019.47	6.14	1.19
Class C	1,000.00	866.00	9.25	1,000.00	1,015.63	9.99	1.94
PIMCO U.S. Dividend Fund
Institutional Class	$1,000.00	$870.20	$3.58	$1,000.00	$1,021.71	$3.87	0.75%
Class P	1,000.00	870.60	4.06	1,000.00	1,021.20	4.39	0.85
Class D	1,000.00	869.40	5.25	1,000.00	1,019.93	5.68	1.10
Class A	1,000.00	868.70	5.25	1,000.00	1,019.93	5.68	1.10
Class C	1,000.00	866.00	8.82	1,000.00	1,016.09	9.53	1.85

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2015	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

PIMCO Balanced Income Fund
Institutional Class
07/01/2015 - 12/31/2015+	$10.05	$0.15	$(0.92)	$(0.77)	$(0.24)	$(0.11)	$(0.35)
06/30/2015	10.24	0.30	(0.17)	0.13	(0.31)	(0.01)	(0.32)
03/31/2014 - 06/30/2014	10.00	0.08	0.24	0.32	(0.08)	0.00	(0.08)
Class P
07/01/2015 - 12/31/2015+	10.05	0.15	(0.93)	(0.78)	(0.23)	(0.11)	(0.34)
06/30/2015	10.24	0.30	(0.18)	0.12	(0.30)	(0.01)	(0.31)
03/31/2014 - 06/30/2014	10.00	0.08	0.24	0.32	(0.08)	0.00	(0.08)
Class D
07/01/2015 - 12/31/2015+	10.05	0.14	(0.93)	(0.79)	(0.22)	(0.11)	(0.33)
06/30/2015	10.25	0.27	(0.18)	0.09	(0.28)	(0.01)	(0.29)
03/31/2014 - 06/30/2014	10.00	0.08	0.24	0.32	(0.07)	0.00	(0.07)
Class A
07/01/2015 - 12/31/2015+	10.05	0.14	(0.93)	(0.79)	(0.22)	(0.11)	(0.33)
06/30/2015	10.25	0.29	(0.20)	0.09	(0.28)	(0.01)	(0.29)
03/31/2014 - 06/30/2014	10.00	0.08	0.24	0.32	(0.07)	0.00	(0.07)
Class C
07/01/2015 - 12/31/2015+	10.05	0.10	(0.93)	(0.83)	(0.18)	(0.11)	(0.29)
06/30/2015	10.25	0.19	(0.18)	0.01	(0.20)	(0.01)	(0.21)
03/31/2014 - 06/30/2014	10.00	0.07	0.23	0.30	(0.05)	0.00	(0.05)

PIMCO Dividend and Income Builder Fund
Institutional Class
07/01/2015 - 12/31/2015+	$12.29	$0.19	$(1.59)	$(1.40)	$(0.20)	$(0.76)	$(0.96)
06/30/2015	13.12	0.47	(0.50)	(0.03)	(0.46)	(0.34)	(0.80)
06/30/2014	11.60	0.44	1.54	1.98	(0.46)	0.00	(0.46)
06/30/2013	10.47	0.54	1.03	1.57	(0.42)	(0.02)	(0.44)
12/14/2011 - 06/30/2012	10.00	0.25	0.47	0.72	(0.25)	0.00	(0.25)
Class P
07/01/2015 - 12/31/2015+	12.30	0.18	(1.59)	(1.41)	(0.20)	(0.76)	(0.96)
06/30/2015	13.13	0.46	(0.50)	(0.04)	(0.45)	(0.34)	(0.79)
06/30/2014	11.62	0.44	1.52	1.96	(0.45)	0.00	(0.45)
06/30/2013	10.48	0.54	1.03	1.57	(0.41)	(0.02)	(0.43)
12/14/2011 - 06/30/2012	10.00	0.30	0.42	0.72	(0.24)	0.00	(0.24)
Class D
07/01/2015 - 12/31/2015+	12.29	0.17	(1.60)	(1.43)	(0.18)	(0.76)	(0.94)
06/30/2015	13.12	0.46	(0.53)	(0.07)	(0.42)	(0.34)	(0.76)
06/30/2014	11.61	0.40	1.53	1.93	(0.42)	0.00	(0.42)
06/30/2013	10.47	0.46	1.09	1.55	(0.39)	(0.02)	(0.41)
12/14/2011 - 06/30/2012	10.00	0.26	0.44	0.70	(0.23)	0.00	(0.23)
Class A
07/01/2015 - 12/31/2015+	12.29	0.17	(1.59)	(1.42)	(0.18)	(0.76)	(0.94)
06/30/2015	13.12	0.43	(0.50)	(0.07)	(0.42)	(0.34)	(0.76)
06/30/2014	11.61	0.42	1.51	1.93	(0.42)	0.00	(0.42)
06/30/2013	10.47	0.48	1.07	1.55	(0.39)	(0.02)	(0.41)
12/14/2011 - 06/30/2012	10.00	0.26	0.44	0.70	(0.23)	0.00	(0.23)
Class C
07/01/2015 - 12/31/2015+	12.27	0.13	(1.59)	(1.46)	(0.14)	(0.76)	(0.90)
06/30/2015	13.10	0.34	(0.51)	(0.17)	(0.32)	(0.34)	(0.66)
06/30/2014	11.59	0.33	1.51	1.84	(0.33)	0.00	(0.33)
06/30/2013	10.46	0.40	1.06	1.46	(0.31)	(0.02)	(0.33)
12/14/2011 - 06/30/2012	10.00	0.24	0.41	0.65	(0.19)	0.00	(0.19)
Class R
07/01/2015 - 12/31/2015+	12.29	0.15	(1.58)	(1.43)	(0.17)	(0.76)	(0.93)
06/30/2015	13.12	0.38	(0.48)	(0.10)	(0.39)	(0.34)	(0.73)
06/30/2014	11.61	0.38	1.52	1.90	(0.39)	0.00	(0.39)
06/30/2013	10.47	0.36	1.16	1.52	(0.36)	(0.02)	(0.38)
12/14/2011 - 06/30/2012	10.00	0.25	0.43	0.68	(0.21)	0.00	(0.21)

Please see footnotes on page 24.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$8.93	(7.71)%	$6,350	0.76	%*	0.92	%*	0.76	%*	0.92	%*	3.18	%*	31%
10.05	1.34	7,473	0.75		0.91		0.75		0.91		2.92		65
10.24	3.20	6,284	0.75	*	4.52	*	0.75	*	4.52	*	3.20	*	6

8.93	(7.76)	119	0.86	*	1.02	*	0.86	*	1.02	*	3.08	*	31
10.05	1.24	141	0.85		1.01		0.85		1.01		2.96		65
10.24	3.18	11	0.85	*	4.62	*	0.85	*	4.62	*	3.03	*	6

8.93	(7.88)	490	1.11	*	1.27	*	1.11	*	1.27	*	2.88	*	31
10.05	0.89	397	1.10		1.26		1.10		1.26		2.66		65
10.25	3.21	45	1.10	*	4.87	*	1.10	*	4.87	*	3.11	*	6

8.93	(7.88)	4,748	1.11	*	1.27	*	1.11	*	1.27	*	2.86	*	31
10.05	0.88	4,380	1.10		1.26		1.10		1.26		2.81		65
10.25	3.21	319	1.10	*	4.87	*	1.10	*	4.87	*	3.14	*	6

8.93	(8.26)	4,737	1.86	*	2.02	*	1.86	*	2.02	*	2.13	*	31
10.05	0.13	3,788	1.85		2.01		1.85		2.01		1.91		65
10.25	3.03	461	1.85	*	5.62	*	1.85	*	5.62	*	2.87	*	6

$9.93	(11.30)%	$33,358	0.83	%*	1.00	%*	0.83	%*	1.00	%*	3.24	%*	35%
12.29	(0.12)	68,607	0.83		1.00		0.83		1.00		3.70		98
13.12	17.23	90,408	0.84		1.00		0.84		1.00		3.56		79
11.60	15.17	69,203	0.83		1.00		0.83		1.00		4.66		75
10.47	7.17	11,170	0.83	*	1.57	*	0.83	*	1.57	*	4.35	*	28

9.93	(11.42)	63,295	0.93	*	1.10	*	0.93	*	1.10	*	3.13	*	35
12.30	(0.22)	169,790	0.93		1.10		0.93		1.10		3.64		98
13.13	17.05	158,122	0.94		1.10		0.94		1.10		3.53		79
11.62	15.15	85,724	0.93		1.10		0.93		1.10		4.62		75
10.48	7.21	8,207	0.93	*	2.47	*	0.93	*	2.47	*	5.28	*	28

9.92	(11.56)	25,106	1.18	*	1.35	*	1.18	*	1.35	*	2.88	*	35
12.29	(0.47)	41,094	1.18		1.35		1.18		1.35		3.59		98
13.12	16.78	32,523	1.19		1.35		1.19		1.35		3.19		79
11.61	14.91	23,204	1.18		1.35		1.18		1.35		4.00		75
10.47	6.98	2,306	1.18	*	2.26	*	1.18	*	2.26	*	4.52	*	28

9.93	(11.47)	223,538	1.18	*	1.35	*	1.18	*	1.35	*	2.92	*	35
12.29	(0.49)	296,317	1.18		1.35		1.18		1.35		3.39		98
13.12	16.78	320,719	1.19		1.35		1.19		1.35		3.34		79
11.61	14.91	117,579	1.18		1.35		1.18		1.35		4.18		75
10.47	6.98	13,314	1.18	*	2.43	*	1.18	*	2.43	*	4.62	*	28

9.91	(11.85)	258,030	1.93	*	2.10	*	1.93	*	2.10	*	2.17	*	35
12.27	(1.23)	358,171	1.93		2.10		1.93		2.10		2.67		98
13.10	15.97	353,287	1.94		2.10		1.94		2.10		2.67		79
11.59	14.08	86,879	1.93		2.10		1.93		2.10		3.42		75
10.46	6.46	8,000	1.93	*	3.46	*	1.93	*	3.46	*	4.27	*	28

9.93	(11.59)	251	1.43	*	1.60	*	1.43	*	1.60	*	2.66	*	35
12.29	(0.72)	283	1.43		1.60		1.43		1.60		2.97		98
13.12	16.50	459	1.44		1.60		1.44		1.60		3.03		79
11.61	14.66	217	1.43		1.60		1.43		1.60		3.24		75
10.47	6.84	415	1.43	*	2.32	*	1.43	*	2.32	*	4.30	*	28

Please see footnotes on page 24.

SEMIANNUAL REPORT	DECEMBER 31, 2015	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

PIMCO EqS® Long/Short Fund
Institutional Class
07/01/2015 - 12/31/2015+	$12.07	$(0.08)	$(0.19)	$(0.27)	$0.00	$(0.14)	$(0.14)
06/30/2015	11.92	0.02	0.18	0.20	0.00	(0.05)	(0.05)
06/30/2014	11.09	(0.10)	1.60	1.50	(0.06)	(0.61)	(0.67)
06/30/2013	9.71	0.15	1.27	1.42	(0.04)	0.00	(0.04)
04/20/2012 - 06/30/2012	10.00	(0.02)	(0.27)	(0.29)	0.00	0.00	0.00
Class P
07/01/2015 - 12/31/2015+	12.02	(0.08)	(0.19)	(0.27)	0.00	(0.14)	(0.14)
06/30/2015	11.88	0.02	0.17	0.19	0.00	(0.05)	(0.05)
06/30/2014	11.08	(0.08)	1.56	1.48	(0.07)	(0.61)	(0.68)
06/30/2013	9.70	(0.05)	1.47	1.42	(0.04)	0.00	(0.04)
04/30/2012 - 06/30/2012	10.00	(0.02)	(0.28)	(0.30)	0.00	0.00	0.00
Class D
07/01/2015 - 12/31/2015+	11.95	(0.10)	(0.19)	(0.29)	0.00	(0.14)	(0.14)
06/30/2015	11.84	(0.02)	0.18	0.16	0.00	(0.05)	(0.05)
06/30/2014	11.06	(0.12)	1.57	1.45	(0.06)	(0.61)	(0.67)
06/30/2013	9.70	(0.10)	1.48	1.38	(0.02)	0.00	(0.02)
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00
Class A
07/01/2015 - 12/31/2015+	11.94	(0.10)	(0.19)	(0.29)	0.00	(0.14)	(0.14)
06/30/2015	11.83	(0.02)	0.18	0.16	0.00	(0.05)	(0.05)
06/30/2014	11.05	(0.12)	1.57	1.45	(0.06)	(0.61)	(0.67)
06/30/2013	9.70	(0.00)^	1.38	1.38	(0.03)	0.00	(0.03)
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00
Class C
07/01/2015 - 12/31/2015+	11.69	(0.14)	(0.19)	(0.33)	0.00	(0.14)	(0.14)
06/30/2015	11.67	(0.11)	0.18	0.07	0.00	(0.05)	(0.05)
06/30/2014	10.98	(0.20)	1.55	1.35	(0.05)	(0.61)	(0.66)
06/30/2013	9.69	0.01	1.29	1.30	(0.01)	0.00	(0.01)
04/30/2012 - 06/30/2012	10.00	(0.04)	(0.27)	(0.31)	0.00	0.00	0.00

PIMCO Global Dividend Fund
Institutional Class
07/01/2015 - 12/31/2015+	$7.34	$0.09	$(1.04)	$(0.95)	$(0.10)	$(0.80)	$(0.90)
06/30/2015	12.81	0.30	(0.48)	(0.18)	(0.26)	(5.03)	(5.29)
06/30/2014	11.87	0.39	1.65	2.04	(0.48)	(0.62)	(1.10)
06/30/2013	10.47	0.43	1.37	1.80	(0.37)	(0.03)	(0.40)
12/14/2011 - 06/30/2012	10.00	0.28	0.42	0.70	(0.23)	0.00	(0.23)
Class P
07/01/2015 - 12/31/2015+	7.35	0.09	(1.04)	(0.95)	(0.10)	(0.80)	(0.90)
06/30/2015	12.82	0.26	(0.45)	(0.19)	(0.25)	(5.03)	(5.28)
06/30/2014	11.88	0.42	1.61	2.03	(0.47)	(0.62)	(1.09)
06/30/2013	10.48	0.47	1.32	1.79	(0.36)	(0.03)	(0.39)
12/14/2011 - 06/30/2012	10.00	0.29	0.41	0.70	(0.22)	0.00	(0.22)
Class D
07/01/2015 - 12/31/2015+	7.35	0.08	(1.04)	(0.96)	(0.09)	(0.80)	(0.89)
06/30/2015	12.81	0.25	(0.46)	(0.21)	(0.22)	(5.03)	(5.25)
06/30/2014	11.87	0.39	1.61	2.00	(0.44)	(0.62)	(1.06)
06/30/2013	10.48	0.40	1.36	1.76	(0.34)	(0.03)	(0.37)
12/14/2011 - 06/30/2012	10.00	0.30	0.39	0.69	(0.21)	0.00	(0.21)
Class A
07/01/2015 - 12/31/2015+	7.35	0.08	(1.04)	(0.96)	(0.09)	(0.80)	(0.89)
06/30/2015	12.82	0.25	(0.47)	(0.22)	(0.22)	(5.03)	(5.25)
06/30/2014	11.88	0.39	1.61	2.00	(0.44)	(0.62)	(1.06)
06/30/2013	10.48	0.42	1.35	1.77	(0.34)	(0.03)	(0.37)
12/14/2011 - 06/30/2012	10.00	0.27	0.42	0.69	(0.21)	0.00	(0.21)

Please see footnotes on page 24.

22	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$11.66	(2.27)%	$223,239	2.59	%*	2.60	%*	1.50	%*	1.51	%*	(1.30	)%*	340%
12.07	1.74	299,808	1.91		1.92		1.49		1.50		0.20		450	(c)
11.92	13.59	545,346	2.02		2.04		1.48		1.50		(0.82)		522
11.09	14.66	329,610	2.65		2.75		1.40		1.50		1.45		528
9.71	(2.90)	212,229	1.52	*	2.41	*	1.40	*	2.29	*	(1.30	)*	113

11.61	(2.28)	275,064	2.69	*	2.70	*	1.60	*	1.61	*	(1.27	)*	340
12.02	1.66	207,511	2.01		2.02		1.59		1.60		0.16		450	(c)
11.88	13.40	277,661	2.00		2.02		1.58		1.60		(0.71)		522
11.08	14.77	15,664	3.94		4.04		1.50		1.60		(0.48)		528
9.70	(3.00)	10	1.62	*	2.40	*	1.50	*	2.28	*	(1.34	)*	113

11.52	(2.46)	55,781	2.94	*	2.95	*	1.85	*	1.86	*	(1.52	)*	340
11.95	1.41	44,227	2.26		2.27		1.84		1.85		(0.19)		450	(c)
11.84	13.13	77,934	2.31		2.33		1.83		1.85		(1.01)		522
11.06	14.31	12,421	3.95		4.05		1.75		1.85		(0.97)		528
9.70	(3.00)	111	1.87	*	3.97	*	1.77	*	3.87	*	(1.72	)*	113

11.51	(2.46)	154,923	2.94	*	2.95	*	1.85	*	1.86	*	(1.61	)*	340
11.94	1.41	172,843	2.26		2.27		1.84		1.85		(0.18)		450	(c)
11.83	13.17	382,160	2.27		2.29		1.83		1.85		(0.98)		522
11.05	14.27	24,759	3.62		3.72		1.75		1.85		(0.03)		528
9.70	(3.00)	1,219	1.87	*	3.17	*	1.74	*	3.04	*	(1.70	)*	113

11.22	(2.86)	152,216	3.69	*	3.70	*	2.60	*	2.61	*	(2.31	)*	340
11.69	0.66	140,719	3.01		3.02		2.59		2.60		(0.95)		450	(c)
11.67	12.26	214,485	3.00		3.02		2.58		2.60		(1.71)		522
10.98	13.41	9,530	4.04		4.14		2.50		2.60		0.13		528
9.69	(3.10)	53	2.62	*	4.50	*	2.52	*	4.40	*	(2.46	)*	113

$5.49	(12.86)%	$50,160	0.84	%*	1.01	%*	0.84	%*	1.01	%*	2.64	%*	45%
7.34	(0.43)	58,212	0.84		1.01		0.84		1.01		2.99		81
12.81	17.91	302,088	0.84		1.00		0.84		1.00		3.20		95
11.87	17.32	579,198	0.83		1.00		0.83		1.00		3.74		108
10.47	6.95	315,513	0.83	*	1.20	*	0.83	*	1.20	*	4.98	*	21

5.50	(12.87)	1,235	0.94	*	1.11	*	0.94	*	1.11	*	2.56	*	45
7.35	(0.48)	2,604	0.94		1.11		0.94		1.11		2.76		81
12.82	17.84	3,652	0.94		1.10		0.94		1.10		3.38		95
11.88	17.21	1,435	0.93		1.10		0.93		1.10		3.98		108
10.48	7.00	71	0.93	*	1.33	*	0.93	*	1.33	*	5.11	*	21

5.50	(12.99)	1,258	1.19	*	1.36	*	1.19	*	1.36	*	2.30	*	45
7.35	(0.66)	2,299	1.19		1.36		1.19		1.36		2.42		81
12.81	17.57	7,709	1.19		1.35		1.19		1.35		3.17		95
11.87	16.85	7,801	1.18		1.35		1.18		1.35		3.41		108
10.48	6.86	1,251	1.18	*	1.67	*	1.18	*	1.67	*	5.25	*	21

5.50	(12.99)	26,088	1.19	*	1.36	*	1.19	*	1.36	*	2.31	*	45
7.35	(0.74)	37,645	1.19		1.36		1.19		1.36		2.68		81
12.82	17.56	59,540	1.19		1.35		1.19		1.35		3.14		95
11.88	16.95	27,729	1.18		1.35		1.18		1.35		3.63		108
10.48	6.86	2,529	1.18	*	1.51	*	1.18	*	1.51	*	4.74	*	21

Please see footnotes on page 24.

SEMIANNUAL REPORT	DECEMBER 31, 2015	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

PIMCO Global Dividend Fund (Cont.)
Class C
07/01/2015 - 12/31/2015+	$7.31	$0.05	$(1.04)	$(0.99)	$(0.06)	$(0.80)	$(0.86)
06/30/2015	12.77	0.18	(0.46)	(0.28)	(0.15)	(5.03)	(5.18)
06/30/2014	11.84	0.30	1.60	1.90	(0.35)	(0.62)	(0.97)
06/30/2013	10.45	0.36	1.32	1.68	(0.26)	(0.03)	(0.29)
12/14/2011 - 06/30/2012	10.00	0.23	0.39	0.62	(0.17)	0.00	(0.17)
Class R
07/01/2015 - 12/31/2015+	7.34	0.06	(1.03)	(0.97)	(0.08)	(0.80)	(0.88)
06/30/2015	12.81	0.21	(0.45)	(0.24)	(0.20)	(5.03)	(5.23)
06/30/2014	11.87	0.38	1.59	1.97	(0.41)	(0.62)	(1.03)
06/30/2013	10.47	0.36	1.38	1.74	(0.31)	(0.03)	(0.34)
12/14/2011 - 06/30/2012	10.00	0.18	0.48	0.66	(0.19)	0.00	(0.19)

PIMCO International Dividend Fund
Institutional Class
07/01/2015 - 12/31/2015+	$10.49	$0.11	$(1.46)	$(1.35)	$(0.15)	$(0.18)	$(0.33)
12/15/2014 - 06/30/2015	10.00	0.19	0.46	0.65	(0.16)	0.00	(0.16)
Class P
07/01/2015 - 12/31/2015+	10.49	0.10	(1.46)	(1.36)	(0.14)	(0.18)	(0.32)
12/15/2014 - 06/30/2015	10.00	0.30	0.35	0.65	(0.16)	0.00	(0.16)
Class D
07/01/2015 - 12/31/2015+	10.49	0.09	(1.46)	(1.37)	(0.13)	(0.18)	(0.31)
12/15/2014 - 06/30/2015	10.00	0.24	0.39	0.63	(0.14)	0.00	(0.14)
Class A
07/01/2015 - 12/31/2015+	10.50	0.10	(1.47)	(1.37)	(0.13)	(0.18)	(0.31)
12/15/2014 - 06/30/2015	10.00	0.26	0.38	0.64	(0.14)	0.00	(0.14)
Class C
07/01/2015 - 12/31/2015+	10.49	0.06	(1.47)	(1.41)	(0.09)	(0.18)	(0.27)
12/15/2014 - 06/30/2015	10.00	0.21	0.38	0.59	(0.10)	0.00	(0.10)

PIMCO U.S. Dividend Fund
Institutional Class
07/01/2015 - 12/31/2015+	$10.10	$0.15	$(1.46)	$(1.31)	$(0.15)	$(0.15)	$(0.30)
12/15/2014 - 06/30/2015	10.00	0.16	0.09	0.25	(0.15)	0.00	(0.15)
Class P
07/01/2015 - 12/31/2015+	10.09	0.14	(1.45)	(1.31)	(0.14)	(0.15)	(0.29)
12/15/2014 - 06/30/2015	10.00	0.15	0.08	0.23	(0.14)	0.00	(0.14)
Class D
07/01/2015 - 12/31/2015+	10.09	0.14	(1.46)	(1.32)	(0.13)	(0.15)	(0.28)
12/15/2014 - 06/30/2015	10.00	0.09	0.13	0.22	(0.13)	0.00	(0.13)
Class A
07/01/2015 - 12/31/2015+	10.11	0.13	(1.46)	(1.33)	(0.13)	(0.15)	(0.28)
12/15/2014 - 06/30/2015	10.00	0.15	0.09	0.24	(0.13)	0.00	(0.13)
Class C
07/01/2015 - 12/31/2015+	10.10	0.10	(1.45)	(1.35)	(0.10)	(0.15)	(0.25)
12/15/2014 - 06/30/2015	10.00	0.11	0.08	0.19	(0.09)	0.00	(0.09)

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
(c)	The amount previously reported as 763% in the Fund’s annual report has been restated, as above.

24	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$5.46	(13.45)%	$18,736	1.94	%*	2.11	%*	1.94	%*	2.11	%*	1.55	%*	45%
7.31	(1.44)	27,097	1.94		2.11		1.94		2.11		1.94		81
12.77	16.69	39,359	1.94		2.10		1.94		2.10		2.45		95
11.84	16.14	14,150	1.93		2.10		1.93		2.10		3.05		108
10.45	6.19	1,275	1.93	*	2.26	*	1.93	*	2.26	*	4.11	*	21

5.49	(13.15)	3	1.44	*	1.61	*	1.44	*	1.61	*	1.77	*	45
7.34	(1.00)	57	1.44		1.61		1.44		1.61		2.09		81
12.81	17.29	192	1.44		1.60		1.44		1.60		3.08		95
11.87	16.71	100	1.43		1.60		1.43		1.60		3.05		108
10.47	6.63	11	1.43	*	1.67	*	1.43	*	1.67	*	3.24	*	21

$8.81	(12.88)%	$3,806	0.84	%*	1.01	%*	0.84	%*	1.01	%*	2.32	%*	46%
10.49	6.53	4,634	0.84	*	2.64	*	0.84	*	2.64	*	3.28	*	69

8.81	(12.93)	37	0.94	*	1.11	*	0.94	*	1.11	*	1.89	*	46
10.49	6.48	1,727	0.94	*	2.74	*	0.94	*	2.74	*	5.12	*	69

8.81	(13.04)	188	1.19	*	1.36	*	1.19	*	1.36	*	1.91	*	46
10.49	6.33	239	1.19	*	2.99	*	1.19	*	2.99	*	4.03	*	69

8.82	(13.03)	755	1.19	*	1.36	*	1.19	*	1.36	*	1.97	*	46
10.50	6.44	1,000	1.19	*	2.99	*	1.19	*	2.99	*	4.49	*	69

8.81	(13.40)	606	1.94	*	2.11	*	1.94	*	2.11	*	1.25	*	46
10.49	5.91	594	1.94	*	3.74	*	1.94	*	3.74	*	3.56	*	69

$8.49	(12.98)%	$3,747	0.75	%*	0.92	%*	0.75	%*	0.92	%*	3.14	%*	37%
10.10	2.44	4,191	0.75	*	2.68	*	0.75	*	2.68	*	2.89	*	41

8.49	(12.94)	9	0.85	*	1.02	*	0.85	*	1.02	*	3.04	*	37
10.09	2.28	10	0.85	*	2.78	*	0.85	*	2.78	*	2.68	*	41

8.49	(13.06)	63	1.10	*	1.27	*	1.10	*	1.27	*	2.96	*	37
10.09	2.14	19	1.10	*	3.03	*	1.10	*	3.03	*	1.54	*	41

8.50	(13.13)	1,159	1.10	*	1.27	*	1.10	*	1.27	*	2.86	*	37
10.11	2.34	750	1.10	*	3.03	*	1.10	*	3.03	*	2.55	*	41

8.50	(13.40)	893	1.85	*	2.02	*	1.85	*	2.02	*	2.09	*	37
10.10	1.83	606	1.85	*	3.78	*	1.85	*	3.78	*	1.96	*	41

SEMIANNUAL REPORT	DECEMBER 31, 2015	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Balanced Income Fund	PIMCO Dividend and Income Builder Fund	PIMCO EqS® Long/Short Fund	PIMCO Global Dividend Fund	PIMCO International Dividend Fund	PIMCO U.S. Dividend Fund

Assets:
Investments, at value
Investments in securities*	$13,833	$609,774	$578,945	$95,393	$5,308	$5,651
Investments in Affiliates	1,778	4,800	305,776	1,253	10	140
Financial Derivative Instruments
Exchange-traded or centrally cleared	4	30	0	0	0	0
Over the counter	55	2,421	74	261	6	0
Cash	372	1	1	1	0	102
Deposits with counterparty	119	194	324,691	0	0	19
Foreign currency, at value	32	3,765	645	79	15	2
Receivable for investments sold	41	16,306	47,237	1,316	208	52
Receivable for Fund shares sold	652	1,037	4,102	1,338	0	46
Interest and dividends receivable	63	3,445	346	540	17	15
Dividends receivable from Affiliates	1	3	161	0	0	0
Reimbursement receivable from PIMCO	1	93	120	89	0	0
Total Assets	16,951	641,869	1,262,098	100,270	5,564	6,027

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$0	$0	$320,587	$0	$0	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	7	1	0	0	0	1
Over the counter	176	2,029	354	335	14	0
Payable for investments purchased	219	16,214	76,648	1,537	73	148
Payable for investments in Affiliates purchased	1	3	161	0	0	0
Deposits from counterparty	0	1,250	29	0	0	0
Payable for Fund shares redeemed	84	16,626	1,018	702	5	2
Dividends payable	2	1,095	0	2	0	0
Overdraft due to custodian	0	0	0	0	74	0
Accrued investment advisory fees	6	320	826	50	3	2
Accrued supervisory and administrative fees	5	238	416	33	2	2
Accrued distribution fees	3	195	119	13	0	1
Accrued servicing fees	2	117	72	11	0	0
Other liabilities	2	203	645	107	1	0
Total Liabilities	507	38,291	400,875	2,790	172	156

Net Assets	$16,444	$603,578	$861,223	$97,480	$5,392	$5,871

Net Assets Consist of:
Paid in capital	$18,411	$736,099	$849,461	$113,770	$6,560	$6,852
Undistributed (overdistributed) net investment income	(61)	(1,104)	(6,759)	(18)	(7)	1
Accumulated undistributed net realized (loss)	(814)	(70,949)	(9,062)	(9,673)	(756)	(641)
Net unrealized appreciation (depreciation)	(1,092)	(60,468)	27,583	(6,599)	(405)	(341)
	$16,444	$603,578	$861,223	$97,480	$5,392	$5,871

Cost of investments in securities	$14,944	$670,653	$556,375	$101,876	$5,703	$5,991
Cost of investments in Affiliates	$1,783	$4,800	$307,000	$1,253	$10	$140
Cost of foreign currency held	$32	$3,769	$654	$81	$16	$2
Proceeds received on short sales	$0	$0	$327,141	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$(123)	$0	$0	$0	$0	$0

* Includes repurchase agreements of:	$0	$1,159	$517	$766	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO Balanced Income Fund	PIMCO Dividend and Income Builder Fund	PIMCO EqS® Long/Short Fund	PIMCO Global Dividend Fund	PIMCO International Dividend Fund	PIMCO U.S. Dividend Fund

Net Assets:
Institutional Class	$6,350	$33,358	$223,239	$50,160	$3,806	$3,747
Class P	119	63,295	275,064	1,235	37	9
Class D	490	25,106	55,781	1,258	188	63
Class A	4,748	223,538	154,923	26,088	755	1,159
Class C	4,737	258,030	152,216	18,736	606	893
Class R	NA	251	NA	3	NA	NA

Shares Issued and Outstanding:
Institutional Class	712	3,360	19,150	9,128	432	442
Class P	13	6,373	23,701	225	4	1
Class D	55	2,530	4,844	229	21	7
Class A	532	22,522	13,464	4,745	86	136
Class C	530	26,045	13,562	3,429	69	105
Class R	NA	25	NA	1	NA	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$8.93	$9.93	$11.66	$5.49	$8.81	$8.49
Class P	8.93	9.93	11.61	5.50	8.81	8.49
Class D	8.93	9.92	11.52	5.50	8.81	8.49
Class A	8.93	9.93	11.51	5.50	8.82	8.50
Class C	8.93	9.91	11.22	5.46	8.81	8.50
Class R	NA	9.93	NA	5.49	NA	NA

^	With respect to Class A and Class C, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	DECEMBER 31, 2015	27

Statements of Operations

(Unaudited)

Six Months Ended December 31, 2015
(Amounts in thousands†)	PIMCO Balanced Income Fund	PIMCO Dividend and Income Builder Fund	PIMCO EqS® Long/Short Fund	PIMCO Global Dividend Fund	PIMCO International Dividend Fund	PIMCO U.S. Dividend Fund

Investment Income:
Interest	$112	$1,720	$125	$0	$0	$0
Dividends, net of foreign taxes*	187	14,828	3,946	2,056	98	110
Dividends from Investments in Affiliates	14	83	1,950	5	0	2
Total Income	313	16,631	6,021	2,061	98	112

Expenses:
Investment advisory fees	47	2,801	4,629	408	22	17
Supervisory and administrative fees	28	1,597	2,314	208	10	10
Distribution and/or servicing fees - Class D	1	41	64	2	0	0
Distribution fees - Class C	16	1,221	567	87	3	3
Servicing fees - Class A	5	344	215	41	1	1
Servicing fees - Class C	5	407	189	29	1	1
Dividends on short sales	0	0	2,985	0	0	0
Trustee fees	1	37	37	5	0	0
Interest expense	0	3	1,878	0	0	0
Miscellaneous expense	1	20	22	4	0	0
Total Expenses	104	6,471	12,900	784	37	32
Waiver and/or Reimbursement by PIMCO	(12)	(686)	(37)	(100)	(5)	(5)
Net Expenses	92	5,785	12,863	684	32	27

Net Investment Income (Loss)	221	10,846	(6,842)	1,377	66	85

Net Realized Gain (Loss):
Investments in securities	(944)	(75,899)	(25,181)	(8,717)	(584)	(630)
Investments in Affiliates	(4)	(63)	(142)	(1)	0	(2)
Exchange-traded or centrally cleared financial derivative instruments	13	175	(4,660)	(10)	0	(1)
Over the counter financial derivative instruments	130	4,161	786	336	23	0
Short sales	0	0	36,849	0	0	0
Foreign currency	(1)	(99)	(161)	(87)	2	0

Net Realized Gain (Loss)	(806)	(71,725)	7,491	(8,479)	(559)	(633)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(688)	(44,796)	(25,879)	(9,365)	(338)	(223)
Investments in Affiliates	(5)	0	(1,213)	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	26	164	2,144	0	0	(1)
Over the counter financial derivative instruments	(14)	1,819	(191)	210	(9)	0
Short sales	0	0	3,280	0	0	0
Foreign currency assets and liabilities	0	(20)	(463)	(1)	(1)	0

Net Change in Unrealized (Depreciation)	(681)	(42,833)	(22,322)	(9,156)	(348)	(224)

Net (Decrease) in Net Assets Resulting from Operations	$(1,266)	$(103,712)	$(21,673)	$(16,258)	$(841)	$(772)

* Foreign tax withholdings - Dividends	$6	$460	$0	$67	$6	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Balanced Income Fund		PIMCO Dividend and Income Builder Fund		PIMCO EqS® Long/Short Fund

(Amounts in thousands†)	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$221	$296	$10,846	$28,545	$(6,842)	$(847)
Net realized gain (loss)	(806)	269	(71,725)	55,272	7,491	29,852
Net change in unrealized (depreciation)	(681)	(497)	(42,833)	(97,681)	(22,322)	(33,398)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,266)	68	(103,712)	(13,864)	(21,673)	(4,393)

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(168)	(210)	(920)	(2,553)	0	0
Class P	(3)	(3)	(2,073)	(5,752)	0	0
Class D	(11)	(6)	(519)	(1,023)	0	0
Class A	(91)	(48)	(4,367)	(9,496)	0	0
Class C	(83)	(43)	(3,905)	(8,670)	0	0
Class R	0	0	(4)	(11)	0	0
From net realized capital gains (a)
Institutional Class	(76)	(6)	(2,576)	(1,739)	(2,579)	(1,891)
Class P	(1)	(0)	(5,302)	(4,480)	(3,081)	(1,253)
Class D	(6)	(0)	(1,876)	(690)	(641)	(248)
Class A	(48)	(1)	(16,603)	(7,435)	(1,768)	(961)
Class C	(52)	(2)	(19,121)	(8,792)	(1,826)	(787)
Class R	0	0	(18)	(11)	0	0

Total Distributions	(539)	(319)	(57,284)	(50,652)	(9,895)	(5,140)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	2,070	9,310	(169,688)	43,260	27,683	(622,945)

Total Increase (Decrease) in Net Assets	265	9,059	(330,684)	(21,256)	(3,885)	(632,478)

Net Assets:
Beginning of year or period	16,179	7,120	934,262	955,518	865,108	1,497,586
End of year or period*	$16,444	$16,179	$603,578	$934,262	$861,223	$865,108

* Including undistributed (overdistributed) net investment income of:	$(61)	$74	$(1,104)	$(162)	$(6,759)	$89

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
**	See Note 12 in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2015	29

Statements of Changes in Net Assets (Cont.)

	PIMCO Global Dividend Fund		PIMCO International Dividend Fund		PIMCO U.S. Dividend Fund

(Amounts in thousands†)	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,377	$4,611	$66	$100	$85	$71
Net realized gain (loss)	(8,479)	37,970	(559)	(84)	(633)	80
Net change in unrealized (depreciation)	(9,156)	(47,759)	(348)	(57)	(224)	(117)

Net Increase (Decrease) in Net Assets Resulting from Operations	(16,258)	(5,178)	(841)	(41)	(772)	34

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(842)	(2,250)	(63)	(65)	(62)	(56)
Class P	(32)	(100)	(5)	(15)	(0)	(0)
Class D	(24)	(113)	(3)	(2)	(1)	(0)
Class A	(425)	(1,034)	(12)	(5)	(13)	(4)
Class C	(209)	(469)	(6)	(3)	(8)	(3)
Class R	(0)	(3)	0	0	0	0
From net realized capital gains (a)
Institutional Class	(7,070)	(24,159)	(76)	0	(64)	0
Class P	(202)	(1,929)	(1)	0	(0)	0
Class D	(162)	(1,958)	(4)	0	(1)	0
Class A	(3,352)	(18,177)	(14)	0	(17)	0
Class C	(2,384)	(13,153)	(12)	0	(16)	0
Class R	(1)	(56)	0	0	0	0

Total Distributions	(14,703)	(63,401)	(196)	(90)	(182)	(63)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	527	(216,047)	(1,765)	8,325	1,249	5,605

Total Increase (Decrease) in Net Assets	(30,434)	(284,626)	(2,802)	8,194	295	5,576

Net Assets:
Beginning of year or period	127,914	412,540	8,194	0	5,576	0
End of year or period*	$97,480	$127,914	$5,392	$8,194	$5,871	$5,576

* Including undistributed (overdistributed) net investment income of:	$(18)	$137	$(7)	$16	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
**	See Note 12 in the Notes to Financial Statements.

30	PIMCO EQUITY SERIES	See Accompanying Notes

Statement of Cash Flows

Six Months Ended December 31, 2015 (Unaudited)
(Amounts in thousands)	PIMCO EqS® Long/Short Fund

Cash Flows Provided by Operating Activities:

Net (decrease) in net assets resulting from operations	$(21,673)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash (Used for) Operating Activities:
Purchases of long-term securities	(1,977,575)
Proceeds from sales of long-term securities	2,137,102
Purchases of short-term portfolio investments, net	(283,423)
(Increase) in deposits with counterparty	(155,453)
Decrease in receivable for investments sold	235,458
Decrease in interest and dividends receivable	310
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(2,739)
Decrease in over the counter financial derivative instruments	786
(Increase) in reimbursement receivable from PIMCO	(15)
(Decrease) in payable for investments purchased	(133,075)
Increase in deposits from counterparty	29
Increase in accrued investment advisory fees	70
Increase in accrued supervisory and administrative fees	42
Increase in accrued distribution fees	22
Increase in accrued servicing fees	7
Proceeds from short sales transactions, net	173,414
Payments on foreign currency transactions	(624)
Increase in other liabilities	382
Net Realized (Gain) Loss
Investments in securities	25,181
Investments in Affiliates	142
Exchange-traded or centrally cleared financial derivative instruments	4,660
Over the counter financial derivative instruments	(786)
Short sales	(36,849)
Foreign currency	161
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	25,879
Investments in Affiliates	1,213
Exchange-traded or centrally cleared financial derivative instruments	(2,144)
Over the counter financial derivative instruments	191
Short sales	(3,280)
Foreign currency assets and liabilities	463
Net amortization (accretion) on investments	238

Net Cash (Used for) Operating Activities	(11,886)

Cash Flows Received from Financing Activities:
Proceeds from shares sold	278,439
Payments on shares redeemed	(265,939)
Cash dividend paid*	(44)

Net Cash Received from Financing Activities	12,456

Net Increase in Cash and Foreign Currency	570

Cash and Foreign Currency:
Beginning of period	76
End of period	$646

* Reinvestment of distributions	$9,851

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$1,514

SEMIANNUAL REPORT	DECEMBER 31, 2015	31

Schedule of Investments PIMCO Balanced Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 84.1%

ASSET-BACKED SECURITIES 10.2%

CAYMAN ISLANDS 1.0%
Diversified Asset Securitization Holdings LP
1.002% due 09/15/2035	$4	$4
South Coast Funding
1.587% due 08/06/2039	162	159

Total Cayman Islands		163

UNITED STATES 9.2%
ACE Securities Corp. Home Equity Loan Trust
0.577% due 08/25/2036	51	43
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.102% due 09/25/2033	39	37
2.222% due 02/25/2034	229	216
4.285% due 06/25/2033 ^	63	50
Asset-Backed Securities Corp. Home Equity Loan Trust
0.871% due 11/15/2031	12	11
1.172% due 03/25/2035	31	30
Centex Home Equity Loan Trust
1.472% due 01/25/2034	120	109
College & University Facility Loan Trust
4.000% due 06/01/2018	12	12
Countrywide Asset-Backed Certificates
0.922% due 08/26/2033	36	32
1.397% due 02/25/2034	31	28
Fremont Home Loan Trust
0.482% due 01/25/2037	144	74
0.602% due 04/25/2036	230	196
JPMorgan Mortgage Acquisition Corp.
1.082% due 09/25/2035	200	186
Lehman ABS Mortgage Loan Trust
0.622% due 06/25/2037	77	49
Merrill Lynch Mortgage Investors Trust
0.612% due 04/25/2047	85	49
0.702% due 01/25/2047	76	73
Residential Asset Mortgage Products Trust
0.982% due 06/25/2032	75	71
1.062% due 08/25/2032	67	62
Structured Asset Investment Loan Trust
0.572% due 06/25/2036	222	192

Total United States		1,520

Total Asset-Backed Securities (Cost $1,679)		1,683

BANK LOAN OBLIGATIONS 1.9%

UNITED STATES 1.9%
Davita Healthcare Partners, Inc.
3.500% due 06/24/2021	30	30
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	140	140
Hilton Worldwide Finance LLC
3.500% due 10/26/2020	37	37
iHeartCommunications, Inc.
7.174% due 01/30/2019	30	21
MGM Resorts International
3.500% due 12/20/2019	30	29
Seadrill Partners Finco LLC
4.000% due 02/21/2021	9	4
Sequa Corp.
5.250% due 06/19/2017	20	14
Univision Communications, Inc.
4.000% due 03/01/2020	37	37

Total Bank Loan Obligations (Cost $332)		312

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 54.1%

AUSTRALIA 3.0%

CONSUMER DISCRETIONARY 1.0%
G8 Education Ltd.	65,376	$169

HEALTH CARE 0.9%
Sonic Healthcare Ltd.	11,257	146

INDUSTRIALS 1.1%
Spotless Group Holdings Ltd.	235,021	184

Total Australia		499

BRAZIL 0.9%

HEALTH CARE 0.3%
Qualicorp S.A.	11,905	42

INDUSTRIALS 0.4%
Arteris S.A.	28,500	69

UTILITIES 0.2%
Light S.A.	16,262	41

Total Brazil		152

CANADA 1.0%

UTILITIES 1.0%
Capital Power Corp.	12,866	165

Total Canada		165

FRANCE 2.0%

CONSUMER STAPLES 0.8%
Carrefour S.A.	4,912	142

UTILITIES 1.2%
Engie S.A.	10,968	194

Total France		336

GERMANY 0.6%

MATERIALS 0.6%
Covestro AG (b)	2,615	95

Total Germany		95

GREECE 0.8%

CONSUMER DISCRETIONARY 0.8%
OPAP S.A.	15,077	132

Total Greece		132

HONG KONG 1.8%

TELECOMMUNICATION SERVICES 1.8%
China Mobile Ltd.	21,500	242
PCCW Ltd.	85,000	50

		292

Total Hong Kong		292

	SHARES	MARKET VALUE (000S)
ITALY 2.2%

FINANCIALS 1.6%
Intesa Sanpaolo SpA	80,417	$267

INDUSTRIALS 0.6%
Societa Iniziative Autostradali e Servizi SpA	8,675	92

Total Italy		359

JAPAN 0.9%

CONSUMER DISCRETIONARY 0.9%
Bridgestone Corp.	4,223	145

Total Japan		145

MEXICO 0.3%

CONSUMER STAPLES 0.3%
Coca-Cola Femsa S.A.B. de C.V. ‘L’	6,100	44

Total Mexico		44

NETHERLANDS 2.6%

FINANCIALS 2.6%
Aegon NV	50,554	286
NN Group NV	4,113	145

		431

Total Netherlands		431

RUSSIA 0.3%

CONSUMER STAPLES 0.3%
Magnit PJSC SP - GDR	1,051	42

Total Russia		42

SPAIN 0.8%

CONSUMER STAPLES 0.8%
Ebro Foods S.A.	7,049	139

Total Spain		139

SWITZERLAND 1.8%

HEALTH CARE 1.8%
Roche Holding AG	1,042	289

Total Switzerland		289

TAIWAN 1.2%

INFORMATION TECHNOLOGY 1.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	44,334	191

Total Taiwan		191

THAILAND 0.2%

TELECOMMUNICATION SERVICES 0.2%
Total Access Communication PCL NVDR	45,379	38

Total Thailand		38

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 8.1%

CONSUMER STAPLES 0.6%
Imperial Tobacco Group PLC	1,838	$97

ENERGY 0.6%
Golar LNG Partners LP	7,368	99

FINANCIALS 4.6%
HSBC Holdings PLC	42,112	332
ICAP PLC	19,945	150
Lloyds Banking Group PLC	265,838	286

		768

TELECOMMUNICATION SERVICES 2.3%
Vodafone Group PLC	115,258	374

Total United Kingdom		1,338

UNITED STATES 25.6%

CONSUMER DISCRETIONARY 3.9%
Comcast Corp. ‘A’	1,272	72
General Motors Co.	6,730	229
Kohl’s Corp.	2,571	122
Macy’s, Inc.	3,433	120
SeaWorld Entertainment, Inc.	4,862	96

		639

ENERGY 1.2%
Schlumberger Ltd.	2,702	189

FINANCIALS 1.7%
Navient Corp.	7,511	86
Prudential Financial, Inc.	2,354	192

		278

HEALTH CARE 4.7%
AbbVie, Inc.	4,987	295
Merck & Co., Inc.	3,625	191
Pfizer, Inc.	8,937	289

		775

INDUSTRIALS 1.1%
RR Donnelley & Sons Co.	12,590	185

INFORMATION TECHNOLOGY 5.9%
Cisco Systems, Inc.	8,873	241
QUALCOMM, Inc.	7,845	392
Symantec Corp.	7,168	151
Western Digital Corp.	3,187	191

		975

MATERIALS 1.5%
International Paper Co.	6,307	238

TELECOMMUNICATION SERVICES 3.3%
AT&T, Inc.	9,884	340

		SHARES	MARKET VALUE (000S)
CenturyLink, Inc.		7,951	$200

			540

UTILITIES 2.3%
PG&E Corp.		7,206	383

Total United States			4,202

Total Common Stocks (Cost $9,655)			8,889

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 4.6%

BRAZIL 0.4%

UTILITIES 0.4%
Petrobras Global Finance BV
2.000% due 05/20/2016		$19	19
2.886% due 03/17/2017		19	17
5.375% due 01/27/2021		4	3
3.500% due 02/06/2017		2	2
3.000% due 01/15/2019		2	2
4.875% due 03/17/2020		13	10
6.850% due 06/05/2115		10	7
6.750% due 01/27/2041		10	6

			66

Total Brazil			66

DENMARK 0.2%

BANKING & FINANCE 0.2%
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047	DKK	10	1
Nykredit Realkredit A/S
2.500% due 10/01/2047		132	18
2.000% due 10/01/2047		50	7
Realkredit Danmark A/S
2.500% due 10/01/2047		49	7

			33

Total Denmark			33

JERSEY, CHANNEL ISLANDS 0.0%

BANKING & FINANCE 0.0%
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		$2	2
4.125% due 09/24/2025		2	2

			4

Total Jersey, Channel Islands			4

LUXEMBOURG 0.1%

INDUSTRIALS 0.1%
Actavis Funding SCS
3.800% due 03/15/2025		6	6

Total Luxembourg			6

NETHERLANDS 0.6%

BANKING & FINANCE 0.6%
Rabobank Group
8.375% due 07/26/2016 (c)		100	103

Total Netherlands			103

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PORTUGAL 0.0%

BANKING & FINANCE 0.0%
Novo Banco S.A.
5.000% due 04/23/2019	EUR	5	$5

Total Portugal			5

UNITED KINGDOM 0.1%

INDUSTRIALS 0.1%
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	12	18

Total United Kingdom			18

UNITED STATES 3.2%

BANKING & FINANCE 1.2%
Ally Financial, Inc.
6.250% due 12/01/2017		$40	42
3.600% due 05/21/2018		20	20
5.500% due 02/15/2017		10	10
Bank of America Corp.
3.875% due 08/01/2025		10	10
CIT Group, Inc.
5.000% due 05/15/2017		15	16
General Motors Financial Co., Inc.
2.750% due 05/15/2016		13	13
Navient Corp.
5.625% due 08/01/2033		47	32
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021		32	32
Santander Holdings USA, Inc.
4.500% due 07/17/2025		17	17

			192

INDUSTRIALS 1.7%
AbbVie, Inc.
3.600% due 05/14/2025		22	22
Amgen, Inc.
3.875% due 11/15/2021		2	2
3.125% due 05/01/2025		4	4
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)		10	6
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(d)		4	3
9.000% due 02/15/2020 ^(d)		14	11
11.250% due 06/01/2017 ^(d)		70	53
California Resources Corp.
5.000% due 01/15/2020		3	1
5.500% due 09/15/2021		2	1
8.000% due 12/15/2022		9	5
CCO Safari LLC
3.579% due 07/23/2020		2	2
4.464% due 07/23/2022		3	3
4.908% due 07/23/2025		4	4
6.384% due 10/23/2035		2	2
CVS Health Corp.
3.875% due 07/20/2025		2	2
DISH DBS Corp.
7.125% due 02/01/2016		15	15
iHeartCommunications, Inc.
9.000% due 03/01/2021		22	15
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		40	33
Kraft Heinz Foods Co.
3.950% due 07/15/2025		12	12

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	33

Schedule of Investments PIMCO Balanced Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		$27	$27
Thermo Fisher Scientific, Inc.
3.300% due 02/15/2022		2	2
Times Square Hotel Trust
8.528% due 08/01/2026		14	16
Westmoreland Coal Co.
8.750% due 01/01/2022		38	24
Wynn Las Vegas LLC
5.500% due 03/01/2025		16	14
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		7	7

			286

UTILITIES 0.3%
AT&T, Inc.
3.875% due 08/15/2021		2	2
3.000% due 06/30/2022		2	2
Illinois Power Generating Co.
6.300% due 04/01/2020		30	18
Sprint Communications, Inc.
9.125% due 03/01/2017		15	15
Verizon Communications, Inc.
4.600% due 04/01/2021		2	2
5.150% due 09/15/2023		4	5

			44

Total United States			522

Total Corporate Bonds & Notes (Cost $833)			757

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.8%

UNITED KINGDOM 0.1%
Indus Eclipse PLC
0.829% due 01/25/2020	GBP	12	17

Total United Kingdom			17

UNITED STATES 4.7%
American Home Mortgage Assets Trust
1.197% due 10/25/2046		$100	71
BAMLL Re-REMIC Trust
5.383% due 11/15/2016		21	21
BCAP LLC Trust
2.596% due 10/26/2035		49	49
2.897% due 07/26/2036		61	61
Countrywide Alternative Loan Trust
0.743% due 11/20/2035		281	229
Countrywide Home Loan Mortgage Pass-Through Trust
5.750% due 12/25/2035 ^		64	60
Credit Suisse Mortgage Capital Certificates
0.551% due 12/27/2035		50	46

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
2.852% due 03/25/2037 ^		$44	$39
HarborView Mortgage Loan Trust
0.642% due 12/19/2036 ^		47	33
IndyMac Mortgage Loan Trust
0.632% due 07/25/2036		57	46
Lehman XS Trust
0.692% due 02/25/2036		45	36
Morgan Stanley Dean Witter Capital, Inc. Trust
7.490% due 07/15/2033		26	29
Nationslink Funding Corp. Commercial Loan Pass-Through Certificates
6.450% due 01/22/2026		28	30
Washington Mutual Mortgage Pass-Through Certificates Trust
4.530% due 09/25/2036 ^		53	29

Total United States			779

Total Non-Agency Mortgage-Backed Securities (Cost $803)			796

		SHARES
REAL ESTATE INVESTMENT TRUSTS 2.8%

UNITED STATES 2.8%

FINANCIALS 2.8%
Colony Capital, Inc. ‘A’		16,755	326
Outfront Media, Inc.		6,502	142

			468

Total Real Estate Investment Trusts (Cost $570)			468

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.5%

BRAZIL 1.2%
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2050	BRL	136	29
10.000% due 01/01/2025		645	117
Brazil Notas do Tesouro Nacional Inflation Linked Bond
6.000% due 05/15/2045		211	45

Total Brazil			191

GREECE 0.3%
Republic of Greece Government International Bond
3.000% due 02/24/2027	EUR	10	8
3.000% due 02/24/2029		1	1
3.000% due 02/24/2030		1	1
3.000% due 02/24/2031		1	1
3.000% due 02/24/2032		1	0
3.000% due 02/24/2033		1	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2034	EUR	5	$3
3.000% due 02/24/2035		1	0
3.000% due 02/24/2036		2	1
3.000% due 02/24/2037		2	1
3.000% due 02/24/2038		2	1
3.000% due 02/24/2039		2	1
3.000% due 02/24/2040		2	1
3.000% due 02/24/2041		2	1
3.000% due 02/24/2042		2	1
3.800% due 08/08/2017	JPY	1,000	8
4.750% due 04/17/2019	EUR	20	20

Total Greece			49

Total Sovereign Issues (Cost $381)			240

U.S. TREASURY OBLIGATIONS 4.2%

UNITED STATES 4.2%
U.S. Treasury Bonds
2.125% due 05/15/2025		$465	459
U.S. Treasury Notes
2.250% due 11/15/2025		230	229

Total U.S. Treasury Obligations (Cost $691)			688

Total Investments in Securities (Cost $14,944)			13,833

		SHARES
INVESTMENTS IN AFFILIATES 10.8%

SHORT-TERM INSTRUMENTS 10.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.8%
PIMCO Short-Term Floating NAV Portfolio III		180,084	1,778

Total Short-Term Instruments (Cost $1,783)			1,778

Total Investments in Affiliates (Cost $1,783)			1,778

Total Investments 94.9% (Cost $16,727)			$15,611

Financial Derivative Instruments (e)(f) (0.8%) (Cost or Premiums, net $(123))			(124)

Other Assets and Liabilities, net 5.9%			957

Net Assets 100.0%			$16,444

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Security did not produce income within the last twelve months.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Short	03/2016	4	$0	$0	$0

Total Futures Contracts				$0	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$879	$13	$15	$1	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	06/17/2025	$ 760	$39	$7	$3	$0
Receive	3-Month USD-LIBOR	2.750	12/16/2045	280	(6)	(4)	0	(3)
Pay	6-Month AUD-BBR-BBSW	4.750	06/18/2024	AUD 200	20	6	0	(1)
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025	400	11	(1)	0	(3)
Pay	28-Day MXN-TIIE	5.810	05/02/2022	MXN 100	0	0	0	0
Pay	28-Day MXN-TIIE	5.850	05/02/2022	400	0	0	0	0
Pay	28-Day MXN-TIIE	5.980	08/26/2024	300	0	0	0	0

					$64	$8	$3	$(7)

Total Swap Agreements					$77	$23	$4	$(7)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

Cash of $119 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$4	$4	$0	$0	$(7)	$(7)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2016	$	65	AUD	90	$1	$0
	02/2016	AUD	90	$	65	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	35

Schedule of Investments PIMCO Balanced Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2016	BRL	334	$	85	$1	$0
	01/2016	$	84	BRL	334	1	0
	01/2016		16	CAD	22	0	0
	02/2016	BRL	334	$	83	0	(1)
	03/2016	$	21	RUB	1,521	0	(1)

BPS	01/2016	BRL	79	$	20	0	0
	01/2016	$	20	BRL	79	0	0

CBK	01/2016		764	GBP	515	0	(5)
	02/2016	GBP	515	$	764	5	0
	02/2016	$	6	EUR	5	0	0

DUB	01/2016	BRL	1,255	$	331	13	0
	01/2016	$	320	BRL	1,255	0	(3)
	02/2016	BRL	1,098	$	278	3	0

FBF	03/2016	$	4	RUB	305	0	0

GLM	01/2016	JPY	15,524	$	127	0	(2)
	03/2016	$	20	RUB	1,385	0	(1)
	04/2016	BRL	24	$	7	1	0

HUS	01/2016	EUR	509		543	0	(11)
	02/2016	$	92	EUR	84	0	0

JPM	02/2016	AUD	14	$	10	0	0
	02/2016	DKK	235		34	0	0
	02/2016	EUR	299		322	0	(4)
	02/2016	GBP	24		36	1	0
	02/2016	JPY	13,047		106	0	(3)
	02/2016	$	38	BRL	153	1	0

MSB	01/2016	GBP	515	$	777	17	0
	01/2016	$	126	JPY	15,283	1	0
	02/2016	EUR	1	$	1	0	0
	02/2016	JPY	15,283		126	0	(1)
	04/2016	BRL	24		7	1	0
	05/2016	ZAR	180		12	1	0

NAB	01/2016	AUD	90		65	0	(1)

SCX	01/2016	$	2	JPY	241	0	0
	02/2016	JPY	246	$	2	0	0
	02/2016	$	5	AUD	7	0	0

UAG	01/2016		557	EUR	510	0	(3)
	02/2016	EUR	510	$	557	3	0

Total Forward Foreign Currency Contracts						$50	$(37)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC BRL versus JPY	JPY	30.000	09/22/2016	BRL 10	$0	$0

GLM	Call - OTC USD versus BRL	BRL	3.905	03/31/2016	$ 40	(1)	(3)

JPM	Put - OTC BRL versus JPY	JPY	30.000	09/22/2016	BRL 30	(1)	(1)

MSB	Put - OTC BRL versus JPY		30.000	09/22/2016	20	0	(1)
	Call - OTC USD versus BRL	BRL	3.950	04/14/2016	$ 40	(1)	(2)

						$(3)	$(7)

Total Written Options						$(3)	$(7)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015

	Notional Amount in $	Notional Amount in BRL	Premiums
Balance at Beginning of Period	$80	BRL 60	$(3)
Sales	0	0	0
Closing Buys	0	0	0
Expirations	0	0	0
Exercised	0	0	0

Balance at End of Period	$80	BRL 60	$(3)

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Russia Government International Bond	1.000%	12/20/2020	3.062%	$ 10	$(1)	$0	$0	$(1)

BPS	Petrobras International Finance Co.	1.000	12/20/2019	9.956	1	0	0	0	0

BRC	Petrobras International Finance Co.	1.000	12/20/2019	9.956	2	0	(1)	0	(1)

GST	Gazprom OAO Via Gaz Capital S.A.	1.000	06/20/2020	3.727	100	(13)	2	0	(11)
	Russia Government International Bond	1.000	06/20/2020	2.937	75	(9)	3	0	(6)

HUS	Petrobras International Finance Co.	1.000	12/20/2019	9.956	23	(2)	(4)	0	(6)
	Russia Government International Bond	1.000	06/20/2019	2.658	50	(2)	0	0	(2)
	Russia Government International Bond	1.000	06/20/2024	3.393	50	(5)	(3)	0	(8)
	Russia Government International Bond	1.000	09/20/2024	3.403	5	(1)	0	0	(1)

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000	03/20/2016	2.332	90	(8)	8	0	0
	Petrobras International Finance Co.	1.000	12/20/2019	9.956	32	(3)	(6)	0	(9)

						$(44)	$(1)	$0	$(45)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$121	$ (24)	$1	$0	$(23)

FBF	CMBX.NA.AAA.6 Index	0.500	05/11/2063	100	(2)	0	0	(2)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	100	(2)	(2)	0	(4)

GST	CMBX.NA.AAA.6 Index	0.500	05/11/2063	200	(5)	0	0	(5)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	200	(7)	0	0	(7)

MYC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	194	(38)	1	0	(37)

					$ (78)	$0	$0	$(78)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	12.000%	01/04/2021	BRL	100	$0	$(3)	$0	$(3)

DUB	Pay	1-Year BRL-CDI	12.810	01/04/2021		30	0	(1)	0	(1)

FBF	Pay	1-Year BRL-CDI	12.810	01/04/2021		40	0	(1)	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	37

Schedule of Investments PIMCO Balanced Income Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Year BRL-CDI	16.400%	01/04/2021	BRL	40	$0	$0	$0	$0
	Pay	3-Month USD-LIBOR	2.350	02/18/2021	$	200	1	2	3	0
	Pay	3-Month USD-LIBOR	2.550	02/18/2026		100	0	1	1	0

JPM	Pay	3-Month USD-LIBOR	2.350	02/18/2021		100	1	0	1	0

MYC	Pay	1-Year BRL-CDI	12.230	01/04/2021	BRL	100	0	(3)	0	(3)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		40	0	(1)	0	(1)

							$2	$(6)	$5	$(9)

Total Swap Agreements							$(120)	$(7)	$5	$(132)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$1	$0	$0	$1	$(1)	$0	$0	$(1)	$0	$0	$0
BOA	2	0	0	2	(2)	0	(24)	(26)	(24)	0	(24)
BPS	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
BRC	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
CBK	5	0	0	5	(5)	0	0	(5)	0	0	0
DUB	16	0	0	16	(3)	0	(1)	(4)	12	0	12
FBF	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)
GLM	1	0	4	5	(3)	(3)	0	(6)	(1)	0	(1)
GST	0	0	0	0	0	0	(29)	(29)	(29)	0	(29)
HUS	0	0	0	0	(11)	0	(17)	(28)	(28)	0	(28)
JPM	2	0	1	3	(7)	(1)	(9)	(17)	(14)	0	(14)
MSB	20	0	0	20	(1)	(3)	0	(4)	16	0	16
MYC	0	0	0	0	0	0	(41)	(41)	(41)	0	(41)
NAB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	3	0	0	3	(3)	0	0	(3)	0	0	0

Total Over the Counter	$50	$0	$5	$55	$(37)	$(7)	$(132)	$(176)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$3	$4

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50	$0	$50
Swap Agreements	0	0	0	0	5	5

	$0	$0	$0	$50	$5	$55

	$0	$1	$0	$50	$8	$59

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$7	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$37	$0	$37
Written Options	0	0	0	7	0	7
Swap Agreements	0	123	0	0	9	132

	$0	$123	$0	$44	$9	$176

	$0	$123	$0	$44	$16	$183

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$15	$0	$0	$15
Swap Agreements	0	(15)	0	0	13	(2)

	$0	$(15)	$15	$0	$13	$13

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$124	$0	$124
Swap Agreements	0	4	0	0	2	6

	$0	$4	$0	$124	$2	$130

	$0	$(11)	$15	$124	$15	$143

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$0	$0
Swap Agreements	0	20	0	0	6	26

	$0	$20	$0	$0	$6	$26

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5	$0	$5
Written Options	0	0	0	(4)	0	(4)
Swap Agreements	0	(7)	0	0	(8)	(15)

	$0	$(7)	$0	$1	$(8)	$(14)

	$0	$13	$0	$1	$(2)	$12

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$163	$0	$163
United States	0	1,508	12	1,520
Bank Loan Obligations
United States	0	312	0	312
Common Stocks
Australia
Consumer Discretionary	0	169	0	169
Health Care	0	146	0	146
Industrials	0	184	0	184
Brazil
Health Care	0	42	0	42
Industrials	69	0	0	69
Utilities	0	41	0	41
Canada
Utilities	165	0	0	165
France
Consumer Staples	0	142	0	142
Utilities	0	194	0	194
Germany
Materials	95	0	0	95
Greece
Consumer Discretionary	0	132	0	132
Hong Kong
Telecommunication Services	0	292	0	292
Italy
Financials	0	267	0	267
Industrials	0	92	0	92
Japan
Consumer Discretionary	0	145	0	145
Mexico
Consumer Staples	44	0	0	44

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Netherlands
Financials	$0	$431	$0	$431
Russia
Consumer Staples	42	0	0	42
Spain
Consumer Staples	0	139	0	139
Switzerland
Health Care	0	289	0	289
Taiwan
Information Technology	0	191	0	191
Thailand
Telecommunication Services	0	38	0	38
United Kingdom
Consumer Staples	0	97	0	97
Energy	99	0	0	99
Financials	0	768	0	768
Telecommunication Services	0	374	0	374
United States
Consumer Discretionary	639	0	0	639
Energy	189	0	0	189
Financials	278	0	0	278
Health Care	775	0	0	775
Industrials	185	0	0	185
Information Technology	975	0	0	975
Materials	238	0	0	238
Telecommunication Services	540	0	0	540
Utilities	383	0	0	383
Corporate Bonds & Notes
Brazil
Utilities	0	66	0	66
Denmark
Banking & Finance	0	33	0	33
Jersey, Channel Islands
Banking & Finance	0	4	0	4

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	39

Schedule of Investments PIMCO Balanced Income Fund (Cont.)

December 31, 2015 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Luxembourg
Industrials	$0	$6	$0	$6
Netherlands
Banking & Finance	0	103	0	103
Portugal
Banking & Finance	0	5	0	5
United Kingdom
Industrials	0	18	0	18
United States
Banking & Finance	0	192	0	192
Industrials	0	286	0	286
Utilities	0	44	0	44
Non-Agency Mortgage-Backed Securities
United Kingdom	0	17	0	17
United States	0	779	0	779
Real Estate Investment Trusts
United States
Financials	468	0	0	468
Sovereign Issues
Brazil	0	191	0	191
Greece	0	49	0	49
U.S. Treasury Obligations
United States	0	688	0	688
	$5,184	$8,637	$12	$13,833

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,778	$0	$0	$1,778

Total Investments	$6,962	$8,637	$12	$15,611

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4	0	4
Over the counter	0	55	0	55
	$0	$59	$0	$59

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(7)	0	(7)
Over the counter	0	(176)	0	(176)
	$0	$(183)	$0	$(183)

Totals	$6,962	$8,513	$12	$15,487

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

40	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Dividend and Income Builder Fund

December 31, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.0%

ASSET-BACKED SECURITIES 2.1%

UNITED STATES 2.1%
Credit Suisse First Boston Mortgage Securities Corp.
1.042% due 01/25/2032	$1,660	$1,445
EMC Mortgage Loan Trust
1.521% due 02/25/2041	43	42
HSI Asset Securitization Corp. Trust
0.592% due 12/25/2036	5,848	2,502
JPMorgan Mortgage Acquisition Trust
5.059% due 11/25/2036	200	202
Morgan Stanley Home Equity Loan Trust
0.522% due 12/25/2036	190	108
Residential Asset Securities Corp. Trust
1.307% due 01/25/2034	2,406	2,168
Structured Asset Investment Loan Trust
0.572% due 09/25/2036	7,494	6,002

Total Asset-Backed Securities (Cost $12,411)		12,469

BANK LOAN OBLIGATIONS 0.4%

BRAZIL 0.0%
OGX
TBD% - 13.000% due 04/10/2049	15	16

UNITED STATES 0.4%
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	2,217	2,213
iHeartCommunications, Inc.
7.174% due 01/30/2019	300	212

Total Bank Loan Obligations (Cost $2,532)		2,425

	SHARES
COMMON STOCKS 88.8%

AUSTRALIA 5.2%

CONSUMER DISCRETIONARY 1.8%
G8 Education Ltd.	4,217,450	10,906

HEALTH CARE 1.4%
Sonic Healthcare Ltd.	669,633	8,670

INDUSTRIALS 2.0%
Spotless Group Holdings Ltd.	15,363,269	12,038

Total Australia		31,614

BRAZIL 1.9%

ENERGY 0.0%
OGX Petroleo e Gas S.A. ADR (b)	6,334	0

HEALTH CARE 0.5%
Qualicorp S.A.	811,499	2,886

INDUSTRIALS 1.1%
Arteris S.A.	2,685,400	6,550

UTILITIES 0.3%
Light S.A.	749,400	1,871

Total Brazil		11,307

	SHARES	MARKET VALUE (000S)
CANADA 1.6%

UTILITIES 1.6%
Capital Power Corp.	765,277	$9,828

Total Canada		9,828

FRANCE 3.3%

CONSUMER STAPLES 1.4%
Carrefour S.A.	292,211	8,433

UTILITIES 1.9%
Engie S.A.	639,354	11,325

Total France		19,758

GERMANY 1.0%

MATERIALS 1.0%
Covestro AG (b)	161,582	5,906

Total Germany		5,906

GREECE 1.3%

CONSUMER DISCRETIONARY 1.3%
OPAP S.A.	888,397	7,796

Total Greece		7,796

HONG KONG 2.9%

TELECOMMUNICATION SERVICES 2.9%
China Mobile Ltd.	1,271,455	14,312
PCCW Ltd.	4,990,000	2,917

		17,229

Total Hong Kong		17,229

ITALY 3.9%

FINANCIALS 2.8%
Intesa Sanpaolo SpA	5,103,171	16,948

INDUSTRIALS 1.1%
Societa Iniziative Autostradali e Servizi SpA	625,887	6,651

Total Italy		23,599

JAPAN 1.4%

CONSUMER DISCRETIONARY 1.4%
Bridgestone Corp.	251,865	8,639

Total Japan		8,639

MEXICO 0.5%

CONSUMER STAPLES 0.5%
Coca-Cola Femsa S.A.B. de C.V. ‘L’	404,007	2,890

Total Mexico		2,890

NETHERLANDS 4.2%

FINANCIALS 4.2%
Aegon NV	3,007,193	17,007

	SHARES	MARKET VALUE (000S)
NN Group NV	244,626	$8,631

		25,638

Total Netherlands		25,638

RUSSIA 0.3%

CONSUMER STAPLES 0.3%
Magnit PJSC SP - GDR	48,407	1,947

Total Russia		1,947

SPAIN 1.4%

CONSUMER STAPLES 1.4%
Ebro Foods S.A.	431,133	8,481

Total Spain		8,481

SWITZERLAND 2.8%

HEALTH CARE 2.8%
Roche Holding AG	61,451	17,029

Total Switzerland		17,029

TAIWAN 1.9%

INFORMATION TECHNOLOGY 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,641,564	11,396

Total Taiwan		11,396

THAILAND 0.4%

TELECOMMUNICATION SERVICES 0.4%
Total Access Communication PCL NVDR	2,736,758	2,286

Total Thailand		2,286

UNITED KINGDOM 13.2%

CONSUMER STAPLES 0.9%
Imperial Tobacco Group PLC	109,324	5,774

ENERGY 1.1%
Golar LNG Partners LP	476,992	6,382

FINANCIALS 7.5%
HSBC Holdings PLC	2,504,827	19,774
ICAP PLC	1,138,331	8,544
Lloyds Banking Group PLC	15,811,814	17,014

		45,332

TELECOMMUNICATION SERVICES 3.7%
Vodafone Group PLC	6,877,822	22,303

Total United Kingdom		79,791

UNITED STATES 41.6%

CONSUMER DISCRETIONARY 6.4%
Comcast Corp. ‘A’	75,664	4,270
General Motors Co.	417,174	14,188
Kohl’s Corp.	153,021	7,288
Macy’s, Inc.	204,364	7,149

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	41

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

	SHARES	MARKET VALUE (000S)
SeaWorld Entertainment, Inc.	289,182	$5,694

		38,589

ENERGY 1.9%
Schlumberger Ltd.	163,296	11,390

FINANCIALS 2.8%
Navient Corp.	486,254	5,567
Prudential Financial, Inc.	140,054	11,402

		16,969

HEALTH CARE 7.6%
AbbVie, Inc.	290,513	17,210
Merck & Co., Inc.	215,861	11,402
Pfizer, Inc.	531,643	17,161

		45,773

INDUSTRIALS 1.9%
RR Donnelley & Sons Co.	774,310	11,398

INFORMATION TECHNOLOGY 9.4%
Cisco Systems, Inc.	527,825	14,333
QUALCOMM, Inc.	452,594	22,623
Symantec Corp.	404,095	8,486
Western Digital Corp.	188,569	11,324

		56,766

MATERIALS 2.3%
International Paper Co.	375,177	14,144

TELECOMMUNICATION SERVICES 5.5%
AT&T, Inc.	651,384	22,414
CenturyLink, Inc.	427,554	10,757

		33,171

UTILITIES 3.8%
PG&E Corp.	428,679	22,802

Total United States		251,002

Total Common Stocks (Cost $590,818)		536,136

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 2.2%

AUSTRIA 0.0%

INDUSTRIALS 0.0%
OGX Austria GmbH
8.375% due 04/01/2022 ^	$200	0
8.500% due 06/01/2018 ^	200	0

		0

Total Austria		0

BRAZIL 0.3%

BANKING & FINANCE 0.1%
Banco Votorantim S.A.
5.250% due 02/11/2016	200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.2%
Petrobras Global Finance BV
2.461% due 01/15/2019		$9	$7
2.886% due 03/17/2017		23	21
3.250% due 03/17/2017		20	19
3.406% due 03/17/2020		11	8
3.500% due 02/06/2017		28	26
4.250% due 10/02/2023	EUR	100	68
4.375% due 05/20/2023		$45	30
4.875% due 03/17/2020		243	183
5.375% due 01/27/2021		1,083	809
6.250% due 12/14/2026	GBP	100	96
6.850% due 06/05/2115		$90	59

			1,326

Total Brazil			1,526

CAYMAN ISLANDS 0.0%

UTILITIES 0.0%
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		157	58

Total Cayman Islands			58

FRANCE 0.1%

BANKING & FINANCE 0.1%
BPCE S.A.
12.500% due 08/29/2049		100	128
12.500% due 09/30/2019 (d)	EUR	300	438

			566

Total France			566

IRELAND 0.1%

BANKING & FINANCE 0.0%
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		$100	101

INDUSTRIALS 0.1%
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	300	419

UTILITIES 0.0%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$100	110

Total Ireland			630

LUXEMBOURG 0.9%

BANKING & FINANCE 0.2%
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	300	321
6.125% due 02/07/2022		$1,000	1,007

			1,328

UTILITIES 0.7%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		300	266
6.000% due 11/27/2023		300	284
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		30	30
6.605% due 02/13/2018	EUR	50	57

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 04/23/2019		$3,100	$3,471

			4,108

Total Luxembourg			5,436

MEXICO 0.0%

INDUSTRIALS 0.0%
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		$300	6
9.250% due 06/30/2020 ^		100	2

			8

Total Mexico			8

NETHERLANDS 0.0%

INDUSTRIALS 0.0%
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (a)	EUR	100	113

Total Netherlands			113

UNITED KINGDOM 0.5%

BANKING & FINANCE 0.3%
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	300	573
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020		200	322
LBG Capital PLC
15.000% due 12/21/2019		300	602
Mitchells & Butlers Finance PLC
1.033% due 12/15/2030		159	210
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$200	217

			1,924

INDUSTRIALS 0.2%
Enterprise Inns PLC
6.875% due 02/15/2021	GBP	200	314
Marstons Issuer PLC
5.641% due 07/15/2035		200	277
Priory Group PLC
8.875% due 02/15/2019		200	305
Spirit Issuer PLC
3.289% due 12/28/2031		22	30
6.582% due 12/28/2027		200	309

			1,235

Total United Kingdom			3,159

UNITED STATES 0.3%

BANKING & FINANCE 0.1%
Cantor Fitzgerald LP
7.875% due 10/15/2019		$280	308
International Lease Finance Corp.
7.125% due 09/01/2018		325	357

			665

INDUSTRIALS 0.2%
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(e)		291	223
9.000% due 02/15/2020 ^(e)		244	187
11.250% due 06/01/2017 ^(e)		309	233

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CVS Pass-Through Trust
8.353% due 07/10/2031	$86	$106
iHeartCommunications, Inc.
9.000% due 03/01/2021	3	2
9.000% due 12/15/2019	54	40
9.000% due 09/15/2022	210	146

		937

Total United States		1,602

VENEZUELA 0.0%

INDUSTRIALS 0.0%
Petroleos de Venezuela S.A.
8.500% due 11/02/2017	400	214

Total Venezuela		214

Total Corporate Bonds & Notes (Cost $14,371)		13,312

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

UNITED STATES 2.2%
American Home Mortgage Assets Trust
6.250% due 06/25/2037	150	109
Banc of America Alternative Loan Trust
6.000% due 04/25/2036 ^	79	68
6.000% due 06/25/2046 ^	94	77
6.000% due 07/25/2046 ^	160	132
Banc of America Funding Trust
4.007% due 05/20/2036 ^	38	35
Banc of America Mortgage Trust
5.060% due 11/20/2046 ^	18	15
6.000% due 10/25/2036 ^	45	38
Bear Stearns ALT-A Trust
2.820% due 05/25/2036 ^	180	124
3.048% due 09/25/2035 ^	131	99
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	212	201
Chase Mortgage Finance Trust
2.720% due 09/25/2036 ^	93	81
Citigroup Mortgage Loan Trust, Inc.
2.643% due 07/25/2046 ^	21	19
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	43	38
Countrywide Alternative Loan Trust
1.122% due 10/25/2037 ^	7,027	3,200
6.000% due 06/25/2036 ^	231	208
6.000% due 02/25/2037 ^	203	162
6.000% due 06/25/2037 ^	683	570
6.250% due 12/25/2036 ^	43	35
Countrywide Home Loan Mortgage Pass-Through Trust
0.922% due 07/25/2037 ^	36	26
2.634% due 09/25/2037 ^	122	107
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 11/25/2035 ^	25	17
6.000% due 01/25/2036	70	54
Credit Suisse Mortgage Capital Certificates
2.838% due 12/29/2037	202	120
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.000% due 03/25/2037 ^	4	4
6.750% due 08/25/2036 ^	30	24
First Horizon Alternative Mortgage Securities Trust
2.448% due 06/25/2036	729	601
HarborView Mortgage Loan Trust
4.007% due 06/19/2036 ^	27	19
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^	20	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Mortgage Loan Trust
2.389% due 06/25/2037	$233	$132
2.652% due 08/25/2035 ^	209	173
2.950% due 05/25/2037 ^	167	128
JPMorgan Alternative Loan Trust
1.799% due 05/26/2037	134	120
JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^	115	87
Merrill Lynch Mortgage Investors Trust
2.658% due 03/25/2036 ^	23	16
Morgan Stanley Mortgage Loan Trust
2.809% due 06/25/2037	729	485
RBSSP Resecuritization Trust
9.391% due 06/26/2037	185	110
Residential Accredit Loans, Inc. Trust
0.822% due 10/25/2045	170	122
5.500% due 03/25/2037	813	636
6.250% due 03/25/2037 ^	60	49
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	17	16
Structured Adjustable Rate Mortgage Loan Trust
2.655% due 10/25/2036 ^	3,766	2,800
Wells Fargo Alternative Loan Trust
2.768% due 07/25/2037 ^	2,415	2,059

Total Non-Agency Mortgage-Backed Securities (Cost $13,309)		13,133

MUNICIPAL BONDS & NOTES 0.1%

MICHIGAN 0.0%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	225	194

Total Michigan		194

VIRGINIA 0.0%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	385	298

Total Virginia		298

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	370	321

Total West Virginia		321

Total Municipal Bonds & Notes (Cost $792)		813

	SHARES
REAL ESTATE INVESTMENT TRUSTS 4.6%

UNITED STATES 4.6%

FINANCIALS 4.6%
Colony Capital, Inc. ‘A’	996,680	19,415
Outfront Media, Inc.	386,758	8,443

		27,858

Total Real Estate Investment Trusts (Cost $32,144)		27,858

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%

BRAZIL 0.1%
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2050	BRL	718	$156
Brazil Notas do Tesouro Nacional Inflation Linked Bond
6.000% due 05/15/2045		1,386	298

Total Brazil			454

GREECE 0.1%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	29,000	217
4.500% due 07/03/2017		10,000	77
4.750% due 04/17/2019	EUR	100	100

Total Greece			394

VENEZUELA 0.0%
Venezuela Government International Bond
7.750% due 10/13/2019		$200	80
7.650% due 04/21/2025		100	38

Total Venezuela			118

Total Sovereign Issues (Cost $1,630)			966

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (f) 0.2%
			1,159

U.S. TREASURY BILLS 0.2%
0.195% due 01/14/2016 - 01/21/2016 (c)(i)		1,487	1,487

Total Short-Term Instruments (Cost $2,646)			2,646

Total Investments in Securities (Cost $670,653)			609,774

		SHARES
INVESTMENTS IN AFFILIATES 0.8%

SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%
PIMCO Short-Term Floating NAV Portfolio III		486,115	4,800

Total Short-Term Instruments (Cost $4,800)			4,800

Total Investments in Affiliates (Cost $4,800)			4,800

Total Investments 101.8% (Cost $675,453)			$614,574

Financial Derivative Instruments (g)(h) 0.1% (Cost or Premiums, net $0)			421

Other Assets and Liabilities, net (1.9%)			(11,417)

Net Assets 100.0%			$603,578

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	43

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$1,159	Fannie Mae 2.170% due 10/17/2022	$(1,185)	$1,159	$1,159

Total Repurchase Agreements						$(1,185)	$1,159	$1,159

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,159	$0	$0	$1,159	$(1,185)	$(26)

Total Borrowings and Other Financing Transactions	$1,159	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
British pound currency March Futures	Short	03/2016	39	$64	$24	$0
Euro currency March Futures	Short	03/2016	8	3	6	0
Japanese yen currency March Futures	Short	03/2016	3	(7)	0	(1)

Total Futures Contracts				$60	$30	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

Cash of $194 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$30	$0	$30	$0	$(1)	$0	$(1)

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2016		CAD	2,822	$		2,031	$0	$(8)
	01/2016		EUR	13,414			14,739	162	0
	02/2016	$		14,750		EUR	13,414	0	(162)

CBK	01/2016			14,657			13,414	0	(79)
	01/2016			67,565		GBP	45,528	0	(448)
	02/2016		GBP	45,528	$		67,568	445	0
	02/2016	$		201		CAD	268	0	(8)
	02/2016			31,810		GBP	21,587	16	0

HUS	01/2016		EUR	49,385	$		52,628	0	(1,041)

JPM	01/2016	$		1,987		EUR	1,821	0	(9)

MSB	01/2016		GBP	45,528	$		68,640	1,523	0

UAG	01/2016	$		53,943		EUR	49,385	0	(274)
	02/2016		EUR	49,385	$		53,981	275	0

Total Forward Foreign Currency Contracts								$2,421	$(2,029)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(i)	Securities with an aggregate market value of $1,487 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$162	$0	$0	$162	$(170)	$0	$0	$(170)	$(8)	$0	$(8)
CBK	461	0	0	461	(535)	0	0	(535)	(74)	0	(74)
HUS	0	0	0	0	(1,041)	0	0	(1,041)	(1,041)	1,487	446
JPM	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
MSB	1,523	0	0	1,523	0	0	0	0	1,523	(1,250)	273
UAG	275	0	0	275	(274)	0	0	(274)	1	0	1

Total Over the Counter	$2,421	$0	$0	$2,421	$(2,029)	$0	$0	$(2,029)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$30	$0	$30

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,421	$0	$2,421

	$0	$0	$0	$2,451	$0	$2,451

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$1	$0	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,029	$0	$2,029

	$0	$0	$0	$2,030	$0	$2,030

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	45

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$175	$0	$175

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,161	$0	$4,161

	$0	$0	$0	$4,336	$0	$4,336

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$164	$0	$164

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,819	$0	$1,819

	$0	$0	$0	$1,983	$0	$1,983

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Asset-Backed Securities
United States	$0	$12,469	$0	$12,469
Bank Loan Obligations
Brazil	0	0	16	16
United States	0	2,425	0	2,425
Common Stocks
Australia
Consumer Discretionary	0	10,906	0	10,906
Health Care	0	8,670	0	8,670
Industrials	0	12,038	0	12,038
Brazil
Health Care	0	2,886	0	2,886
Industrials	6,550	0	0	6,550
Utilities	0	1,871	0	1,871
Canada
Utilities	9,828	0	0	9,828
France
Consumer Staples	0	8,433	0	8,433
Utilities	0	11,325	0	11,325
Germany
Materials	5,906	0	0	5,906
Greece
Consumer Discretionary	0	7,796	0	7,796
Hong Kong
Telecommunication Services	0	17,229	0	17,229
Italy
Financials	0	16,948	0	16,948
Industrials	0	6,651	0	6,651
Japan
Consumer Discretionary	0	8,639	0	8,639
Mexico
Consumer Staples	2,890	0	0	2,890
Netherlands
Financials	0	25,638	0	25,638
Russia
Consumer Staples	1,947	0	0	1,947
Spain
Consumer Staples	0	8,481	0	8,481
Switzerland
Health Care	0	17,029	0	17,029
Taiwan
Information Technology	0	11,396	0	11,396
Thailand
Telecommunication Services	0	2,286	0	2,286

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
United Kingdom
Consumer Staples	$0	$5,774	$0	$5,774
Energy	6,382	0	0	6,382
Financials	0	45,332	0	45,332
Telecommunication Services	0	22,303	0	22,303
United States
Consumer Discretionary	38,589	0	0	38,589
Energy	11,390	0	0	11,390
Financials	16,969	0	0	16,969
Health Care	45,773	0	0	45,773
Industrials	11,398	0	0	11,398
Information Technology	56,766	0	0	56,766
Materials	14,144	0	0	14,144
Telecommunication Services	33,171	0	0	33,171
Utilities	22,802	0	0	22,802
Corporate Bonds & Notes
Brazil
Banking & Finance	0	200	0	200
Utilities	0	1,326	0	1,326
Cayman Islands
Utilities	0	58	0	58
France
Banking & Finance	0	566	0	566
Ireland
Banking & Finance	0	101	0	101
Industrials	0	419	0	419
Utilities	0	110	0	110
Luxembourg
Banking & Finance	0	1,328	0	1,328
Utilities	0	4,108	0	4,108
Mexico
Industrials	0	8	0	8
Netherlands
Industrials	0	113	0	113
United Kingdom
Banking & Finance	0	1,924	0	1,924
Industrials	0	1,235	0	1,235
United States
Banking & Finance	0	665	0	665
Industrials	0	937	0	937
Venezuela
Industrials	0	214	0	214
Non-Agency Mortgage-Backed Securities
United States	0	13,133	0	13,133

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Municipal Bonds & Notes
Michigan	$0	$194	$0	$194
Virginia	0	298	0	298
West Virginia	0	321	0	321
Real Estate Investment Trusts
United States
Financials	27,858	0	0	27,858
Sovereign Issues
Brazil	0	454	0	454
Greece	0	394	0	394
Venezuela	0	118	0	118
Short-Term Instruments
Repurchase Agreements	0	1,159	0	1,159
U.S. Treasury Bills	0	1,487	0	1,487
	$312,363	$297,395	$16	$609,774

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,800	$0	$0	$4,800

Total Investments	$317,163	$297,395	$16	$614,574

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	30	0	0	30
Over the counter	0	2,421	0	2,421
	$30	$2,421	$0	$2,451

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	0	0	(1)
Over the counter	0	(2,029)	0	(2,029)
	$(1)	$(2,029)	$0	$(2,030)

Totals	$317,192	$297,787	$16	$614,995

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	47

Schedule of Investments PIMCO EqS® Long/Short Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 67.2%

COMMON STOCKS 51.2%

UNITED KINGDOM 1.7%

FINANCIALS 1.7%
Markit Ltd. (a)	500,000	$15,085

Total United Kingdom		15,085

UNITED STATES 49.5%

CONSUMER DISCRETIONARY 6.8%
Dollar General Corp. (e)	80,000	5,750
Kate Spade & Co. (a)	200,000	3,554
Live Nation Entertainment, Inc. (a)	1,050,000	25,798
Nordstrom, Inc.	465,000	23,162

		58,264

CONSUMER STAPLES 1.2%
Sanderson Farms, Inc. (e)	137,412	10,652

ENERGY 0.4%
Newfield Exploration Co. (a)	100,000	3,256

FINANCIALS 3.4%
Bank of New York Mellon Corp.	500,000	20,610
Citizens Financial Group, Inc. (e)	320,000	8,381

		28,991

HEALTH CARE 7.3%
DaVita HealthCare Partners, Inc. (a)(e)	250,000	17,427
Laboratory Corp. of America Holdings (a)	345,000	42,656
Mylan NV (a)	50,000	2,704

		62,787

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 10.9%
General Dynamics Corp. (e)	80,000	$10,989
KAR Auction Services, Inc. (e)	1,000,000	37,030
Kirby Corp. (a)	350,000	18,417
Neilsen Holdings PLC (e)	350,000	16,310
Northrop Grumman Corp. (e)	60,000	11,328

		94,074

INFORMATION TECHNOLOGY 15.8%
Alphabet, Inc. ‘C’ (a)(e)	27,000	20,490
Booz Allen Hamilton Holding Corp. (e)	370,000	11,414
DST Systems, Inc. (e)	296,000	33,762
First Data Corp. ‘A’ (a)	3,150,000	50,463
Jabil Circuit, Inc. (e)	400,000	9,316
Mentor Graphics Corp.	592,000	10,905

		136,350

MATERIALS 1.1%
Sealed Air Corp. (e)	220,000	9,812

TELECOMMUNICATION SERVICES 2.6%
Level 3 Communications, Inc. (a)(e)	411,635	22,376

Total United States		426,562

Total Common Stocks (Cost $414,500)		441,647

REAL ESTATE INVESTMENT TRUSTS 5.5%

UNITED STATES 5.5%

FINANCIALS 5.5%
Iron Mountain, Inc.	1,750,000	47,268

Total Real Estate Investment Trusts (Cost $51,847)		47,268

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.5%

REPURCHASE AGREEMENTS (c) 0.1%
		$517

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 10.4%
0.148% due 01/07/2016 -01/28/2016 (b)(g)	$89,518	89,513

Total Short-Term Instruments (Cost $90,028)		90,030

Total Investments in Securities (Cost $556,375)		578,945

	SHARES
INVESTMENTS IN AFFILIATES 35.5%

SHORT-TERM INSTRUMENTS 35.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 35.5%
PIMCO Short-Term Floating NAV Portfolio III	30,967,838	305,776

Total Short-Term Instruments (Cost $307,000)		305,776

Total Investments in Affiliates (Cost $307,000)		305,776

Total Investments 102.7% (Cost $863,375)		$884,721

Securities Sold Short (d) (37.2%) (Proceeds $327,141)		(320,587)

Financial Derivative Instruments (f) 0.0% (Cost or Premiums, net $0)		(280)

Other Assets and Liabilities, net 34.5%		297,369

Net Assets 100.0%		$861,223

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$517	Fannie Mae 2.170% due 10/17/2022	$(531)	$517	$517

Total Repurchase Agreements						$(531)	$517	$517

(1)	Includes accrued interest.

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

(d)  SECURITIES SOLD SHORT:

(e)	Securities with an aggregate market value of $153,799 and cash of $324,753 have been pledged as collateral as of December 31, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Counterparty	Description	Shares	Proceeds	Payable for Short Sales (2)
	Common Stocks
	Canada
	Consumer Discretionary
FOB	Lululemon Athletica, Inc.	(120,000)	$(6,261)	$(6,297)
GSC	Restaurant Brands International, Inc.	(134,800)	(4,841)	(5,036)
	Finland
	Industrials
	Kone OYJ ‘B’	(300,000)	(11,967)	(12,702)
	Italy
	Consumer Discretionary
	Ferrari NV	(116,000)	(5,855)	(5,568)
	Switzerland
	Energy
FOB	Transocean Ltd.	(900,000)	(12,434)	(11,142)
	United Kingdom
	Consumer Discretionary
GSC	Burberry Group PLC	(100,000)	(1,788)	(1,775)
	Energy
FOB	Ensco PLC ‘A’	(400,000)	(6,183)	(6,156)
	United States
	Consumer Discretionary
	Buckle, Inc.	(150,000)	(4,650)	(4,617)
	Darden Restaurants, Inc.	(100,000)	(5,594)	(6,364)
GSC	Carter’s, Inc.	(60,000)	(5,358)	(5,342)
	Cracker Barrel Old Country Store, Inc.	(52,000)	(7,046)	(6,595)
	New York Times Co. ‘A’	(150,000)	(2,073)	(2,013)
	Ralph Lauren Corp.	(50,000)	(5,556)	(5,599)
	Restoration Hardware Holdings, Inc.	(60,000)	(5,100)	(4,767)
	Sonic Corp.	(148,133)	(4,256)	(4,786)
	Consumer Staples
FOB	Coty, Inc. ‘A’	(440,000)	(12,065)	(11,277)
	Mead Johnson Nutrition Co.	(155,000)	(11,882)	(12,291)
	Energy
	Cabot Oil & Gas Corp.	(575,000)	(10,420)	(10,172)
	Gulfport Energy Corp.	(530,000)	(12,345)	(13,022)
	Hess Corp.	(150,000)	(7,232)	(7,272)
	Matador Resources Co.	(195,000)	(3,844)	(3,855)
	Range Resources Corp.	(575,000)	(15,693)	(14,151)
	National Oilwell Varco, Inc.	(300,000)	(11,409)	(10,047)
	Financials
	Realogy Holdings Corp.	(70,000)	(2,553)	(2,567)
GSC	LPL Financial Holdings, Inc.	(300,000)	(11,582)	(12,795)
	NorthStar Asset Management Group, Inc.	(800,000)	(14,907)	(9,712)
	Health Care
FOB	MEDNAX, Inc.	(70,000)	(5,080)	(5,016)
GSC	Abaxis, Inc.	(200,000)	(10,417)	(11,136)
	Industrials
FOB	Covanta Holding Corp.	(800,000)	(11,511)	(12,592)
	Donaldson Co., Inc.	(270,000)	(7,808)	(7,738)
	Lincoln Electric Holdings, Inc.	(100,000)	(5,034)	(5,221)
	MSC Industrial Direct Co., Inc. ‘A’	(140,000)	(8,442)	(7,878)
	WW Grainger, Inc.	(67,000)	(13,196)	(13,573)
GSC	3M Co.	(50,000)	(7,520)	(7,532)
	Cintas Corp.	(25,000)	(2,285)	(2,276)
	Deere & Co.	(100,000)	(7,758)	(7,681)
	Fastenal Co.	(140,000)	(5,533)	(5,715)
	Herman Miller, Inc.	(100,000)	(2,815)	(2,870)
	Oshkosh Corp.	(250,000)	(9,933)	(9,760)
	XPO Logistics, Inc.	(195,800)	(5,309)	(5,336)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	49

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

Counterparty	Description	Shares	Proceeds	Payable for Short Sales (2)
	Information Technology
FOB	Computer Sciences Corp.	(200,000)	$(6,631)	$(6,564)
	Teradata Corp.	(200,000)	(5,732)	(5,284)
GSC	Zillow Group, Inc. ‘C’	(278,534)	(7,207)	(6,540)
	Materials
FOB	Tronox Ltd. ‘A’	(500,000)	(2,036)	(1,955)

Total Short Sales			$(327,141)	$(320,587)

(2)	Payable for short sales includes $408 of dividends payable.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$517	$0	$0	$0	$517	$(531)	$(14)

Prime Brokerage Agreement
FOB	0	0	0	(178,895)	(178,895)	221,264	42,369
GSC	0	0	0	(141,692)	(141,692)	257,165	115,473
MSC	0	0	0	0	0	123	123

Total Borrowings and Other Financing Transactions	$517	$0	$0	$(320,587)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	01/2016		EUR	13,285	$		14,158	$0	$(280)

UAG	01/2016	$		14,511		EUR	13,285	0	(74)
	02/2016		EUR	13,285	$		14,521	74	0

Total Forward Foreign Currency Contracts								$74	$(354)

WRITTEN OPTIONS:

AS OF DECEMBER 31, 2015, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	0	$0
Sales	2,700	(588)
Closing Buys	0	0
Expirations	0	0
Exercised	(2,700)	588

Balance at End of Period	0	$0

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2015:

(g)	Securities with an aggregate market value of $281 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (1)
HUS	$0	$0	$0	$0	$(280)	$0	$0	$(280)	$(280)	$281	$1
UAG	74	0	0	74	(74)	0	0	(74)	0	0	0

Total Over the Counter	$74	$0	$0	$74	$(354)	$0	$0	$(354)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$74	$0	$74

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$354	$0	$354

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,829)	$0	$0	$(2,829)
Futures	0	0	(1,831)	0	0	(1,831)

	$0	$0	$(4,660)	$0	$0	$(4,660)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$786	$0	$786

	$0	$0	$(4,660)	$786	$0	$(3,874)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2,346	$0	$0	$2,346
Futures	0	0	(202)	0	0	(202)

	$0	$0	$2,144	$0	$0	$2,144

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(191)	$0	$(191)

	$0	$0	$2,144	$(191)	$0	$1,953

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	51

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

December 31, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Common Stocks
United Kingdom
Financials	$15,085	$0	$0	$15,085
United States
Consumer Discretionary	58,264	0	0	58,264
Consumer Staples	10,652	0	0	10,652
Energy	3,256	0	0	3,256
Financials	28,991	0	0	28,991
Health Care	62,787	0	0	62,787
Industrials	94,074	0	0	94,074
Information Technology	136,350	0	0	136,350
Materials	9,812	0	0	9,812
Telecommunication Services	22,376	0	0	22,376
Real Estate Investment Trusts
United States
Financials	47,268	0	0	47,268
Short-Term Instruments
Repurchase Agreements	0	517	0	517
U.S. Treasury Bills	0	89,513	0	89,513
	$488,915	$90,030	$0	$578,945

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	305,776	0	0	305,776

Total Investments	$794,691	$90,030	$0	$884,721

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Short Sales, at Value - Liabilities
Common Stocks
Canada
Consumer Discretionary	$(11,333)	$0	$0	$(11,333)
Finland
Industrials	0	(12,702)	0	(12,702)
Italy
Consumer Discretionary	(5,568)	0	0	(5,568)
Switzerland
Energy	(11,142)	0	0	(11,142)
United Kingdom
Consumer Discretionary	0	(1,775)	0	(1,775)
Energy	(6,156)	0	0	(6,156)
United States
Consumer Discretionary	(40,083)	0	0	(40,083)
Consumer Staples	(23,568)	0	0	(23,568)
Energy	(58,519)	0	0	(58,519)
Financials	(25,074)	0	0	(25,074)
Health Care	(16,152)	0	0	(16,152)
Industrials	(88,172)	0	0	(88,172)
Information Technology	(18,388)	0	0	(18,388)
Materials	(1,955)	0	0	(1,955)

	$(306,110)	$(14,477)	$0	$(320,587)

Financial Derivative Instruments - Assets
Over the counter	$0	$74	$0	$74

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(354)	$0	$(354)

Totals	$488,581	$75,273	$0	$563,854

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Global Dividend Fund

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.8%

COMMON STOCKS 93.9%

AUSTRALIA 3.5%

CONSUMER DISCRETIONARY 1.2%
G8 Education Ltd.	451,915	$1,169

HEALTH CARE 1.0%
Sonic Healthcare Ltd.	74,674	967

INDUSTRIALS 1.3%
Spotless Group Holdings Ltd.	1,600,629	1,254

Total Australia		3,390

BRAZIL 2.1%

HEALTH CARE 0.5%
Qualicorp S.A.	137,911	490

INDUSTRIALS 1.1%
Arteris S.A.	433,300	1,057

UTILITIES 0.5%
Light S.A.	212,710	531

Total Brazil		2,078

CANADA 1.6%

UTILITIES 1.6%
Capital Power Corp.	118,796	1,526

Total Canada		1,526

FRANCE 3.4%

CONSUMER STAPLES 1.2%
Carrefour S.A.	40,677	1,174

UTILITIES 2.2%
Engie S.A.	117,929	2,089

Total France		3,263

GERMANY 1.0%

MATERIALS 1.0%
Covestro AG (a)	27,610	1,009

Total Germany		1,009

GREECE 1.3%

CONSUMER DISCRETIONARY 1.3%
OPAP S.A.	148,698	1,305

Total Greece		1,305

HONG KONG 2.4%

TELECOMMUNICATION SERVICES 2.4%
China Mobile Ltd.	211,000	2,375

Total Hong Kong		2,375

	SHARES	MARKET VALUE (000S)
ITALY 3.8%

FINANCIALS 2.6%
Intesa Sanpaolo SpA	762,293	$2,532

INDUSTRIALS 1.2%
Societa Iniziative Autostradali e Servizi SpA	112,282	1,193

Total Italy		3,725

JAPAN 3.5%

CONSUMER DISCRETIONARY 1.5%
Bridgestone Corp.	40,946	1,404

TELECOMMUNICATION SERVICES 2.0%
Nippon Telegraph & Telephone Corp.	49,396	1,966

Total Japan		3,370

MEXICO 0.5%

CONSUMER STAPLES 0.5%
Coca-Cola Femsa S.A.B. de C.V. ‘L’	66,500	476

Total Mexico		476

NETHERLANDS 3.9%

FINANCIALS 3.9%
Aegon NV	501,672	2,837
NN Group NV	27,259	962

		3,799

Total Netherlands		3,799

RUSSIA 0.4%

CONSUMER STAPLES 0.4%
Magnit PJSC SP - GDR	10,450	420

Total Russia		420

SPAIN 1.5%

CONSUMER STAPLES 1.5%
Ebro Foods S.A.	72,985	1,436

Total Spain		1,436

SWITZERLAND 2.2%

HEALTH CARE 2.2%
Roche Holding AG	7,691	2,131

Total Switzerland		2,131

TAIWAN 1.6%

INFORMATION TECHNOLOGY 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	370,871	1,600

Total Taiwan		1,600

UNITED KINGDOM 12.9%

CONSUMER STAPLES 1.1%
Imperial Tobacco Group PLC	20,729	1,095

	SHARES	MARKET VALUE (000S)
ENERGY 1.1%
Golar LNG Partners LP	82,182	$1,100

FINANCIALS 7.2%
HSBC Holdings PLC	328,835	2,596
ICAP PLC	204,785	1,537
Lloyds Banking Group PLC	2,642,610	2,843

		6,976

TELECOMMUNICATION SERVICES 3.5%
Vodafone Group PLC	1,053,340	3,416

Total United Kingdom		12,587

UNITED STATES 48.3%

CONSUMER DISCRETIONARY 8.4%
Comcast Corp. ‘A’	37,924	2,140
General Motors Co.	65,072	2,213
Kohl’s Corp.	20,490	976
Macy’s, Inc.	27,218	952
SeaWorld Entertainment, Inc.	48,776	960
Time Warner, Inc.	14,996	970

		8,211

ENERGY 2.1%
Schlumberger Ltd.	29,109	2,030

FINANCIALS 6.8%
Blackstone Group LP	78,238	2,288
Navient Corp.	83,778	959
Prudential Financial, Inc.	23,395	1,905
Regions Financial Corp.	149,175	1,432

		6,584

HEALTH CARE 7.3%
AbbVie, Inc.	41,295	2,446
Merck & Co., Inc.	38,881	2,054
Pfizer, Inc.	81,421	2,628

		7,128

INDUSTRIALS 2.0%
Neilsen Holdings PLC	41,560	1,937

INFORMATION TECHNOLOGY 11.8%
Apple, Inc.	20,116	2,118
Cisco Systems, Inc.	79,366	2,155
QUALCOMM, Inc.	58,082	2,903
Symantec Corp.	69,446	1,458
Western Digital Corp.	47,321	2,842

		11,476

MATERIALS 3.1%
International Paper Co.	50,145	1,890
Steel Dynamics, Inc.	63,389	1,133

		3,023

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	53

Schedule of Investments PIMCO Global Dividend Fund (Cont.)

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 3.9%
AT&T, Inc.	83,303	$2,866
CenturyLink, Inc.	37,873	953

		3,819

UTILITIES 2.9%
PG&E Corp.	53,708	2,857

Total United States		47,065

Total Common Stocks (Cost $97,890)		91,555

REAL ESTATE INVESTMENT TRUSTS 2.8%

UNITED STATES 2.8%

FINANCIALS 2.8%
Colony Capital, Inc. ‘A’	95,139	1,853
Outfront Media, Inc.	42,961	938

		2,791

Total Real Estate Investment Trusts (Cost $2,939)		2,791

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (b) 0.8%
		$766

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.3%
0.203% due 01/14/2016 (d)	$281	281

Total Short-Term Instruments (Cost $1,047)		1,047

Total Investments in Securities (Cost $101,876)		95,393

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.3%
PIMCO Short-Term Floating NAV Portfolio III	126,876	$1,253

Total Short-Term Instruments (Cost $1,253)		1,253

Total Investments in Affiliates (Cost $1,253)		1,253

Total Investments 99.1% (Cost $103,129)		$96,646

Financial Derivative Instruments (c) (0.1%) (Cost or Premiums, net $0)		(74)

Other Assets and Liabilities, net 1.0%		908

Net Assets 100.0%		$97,480

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$766	Fannie Mae 2.170% due 10/17/2022	$(782)	$766	$766

Total Repurchase Agreements						$(782)	$766	$766

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$766	$0	$0	$766	$(782)	$(16)

Total Borrowings and Other Financing Transactions	$766	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	01/2016		EUR	3,475	$	3,818	$42	$0
	02/2016	$		3,821	EUR	3,475	0	(42)

CBK	01/2016			3,797		3,475	0	(20)
	01/2016			5,843	GBP	3,937	0	(39)
	02/2016		GBP	3,937	$	5,843	38	0

HUS	01/2016		EUR	8,757		9,333	0	(184)
	02/2016	$		75	HKD	582	0	0
	02/2016			89	SGD	125	0	(1)

MSB	01/2016		BRL	473	$	119	0	0
	01/2016		GBP	3,937		5,936	132	0

UAG	01/2016	$		9,566	EUR	8,758	0	(49)
	02/2016		EUR	8,758	$	9,573	49	0

Total Forward Foreign Currency Contracts							$261	$(335)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2015:

(d)	Securities with an aggregate market value of $281 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (1)
BOA	$42	$0	$0	$42	$(42)	$0	$0	$(42)	$0	$0	$0
CBK	38	0	0	38	(59)	0	0	(59)	(21)	0	(21)
HUS	0	0	0	0	(185)	0	0	(185)	(185)	281	96
MSB	132	0	0	132	0	0	0	0	132	0	132
UAG	49	0	0	49	(49)	0	0	(49)	0	0	0

Total Over the Counter	$261	$0	$0	$261	$(335)	$0	$0	$(335)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$261	$0	$261

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$335	$0	$335

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	55

Schedule of Investments PIMCO Global Dividend Fund (Cont.)

December 31, 2015 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(10)	$0	$0	$(10)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$336	$0	$336

	$0	$0	$(10)	$336	$0	$326

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$210	$0	$210

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Common Stocks
Australia
Consumer Discretionary	$0	$1,169	$0	$1,169
Health Care	0	967	0	967
Industrials	0	1,254	0	1,254
Brazil
Health Care	0	490	0	490
Industrials	1,057	0	0	1,057
Utilities	0	531	0	531
Canada
Utilities	1,526	0	0	1,526
France
Consumer Staples	0	1,174	0	1,174
Utilities	0	2,089	0	2,089
Germany
Materials	1,009	0	0	1,009
Greece
Consumer Discretionary	0	1,305	0	1,305
Hong Kong
Telecommunication Services	0	2,375	0	2,375
Italy
Financials	0	2,532	0	2,532
Industrials	0	1,193	0	1,193
Japan
Consumer Discretionary	0	1,404	0	1,404
Telecommunication Services	0	1,966	0	1,966
Mexico
Consumer Staples	476	0	0	476
Netherlands
Financials	0	3,799	0	3,799
Russia
Consumer Staples	420	0	0	420
Spain
Consumer Staples	0	1,436	0	1,436
Switzerland
Health Care	0	2,131	0	2,131
Taiwan
Information Technology	0	1,600	0	1,600

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
United Kingdom
Consumer Staples	$0	$1,095	$0	$1,095
Energy	1,100	0	0	1,100
Financials	0	6,976	0	6,976
Telecommunication Services	0	3,416	0	3,416
United States
Consumer Discretionary	8,211	0	0	8,211
Energy	2,030	0	0	2,030
Financials	6,584	0	0	6,584
Health Care	7,128	0	0	7,128
Industrials	1,937	0	0	1,937
Information Technology	11,476	0	0	11,476
Materials	3,023	0	0	3,023
Telecommunication Services	3,819	0	0	3,819
Utilities	2,857	0	0	2,857
Real Estate Investment Trusts
United States
Financials	2,791	0	0	2,791
Short-Term Instruments
Repurchase Agreements	0	766	0	766
U.S. Treasury Bills	0	281	0	281
	$55,444	$39,949	$0	$95,393

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,253	0	0	1,253

Total Investments	$56,697	$39,949	$0	$96,646

Financial Derivative Instruments - Assets
Over the counter	$0	$261	$0	$261

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(335)	$0	$(335)

Totals	$56,697	$39,875	$0	$96,572

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO International Dividend Fund

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.4%

COMMON STOCKS 98.4%

AUSTRALIA 8.1%

CONSUMER DISCRETIONARY 1.8%
G8 Education Ltd.	37,047	$96

CONSUMER STAPLES 1.8%
Coca-Cola Amatil Ltd.	14,823	100

HEALTH CARE 1.5%
Sonic Healthcare Ltd.	6,258	81

INDUSTRIALS 2.0%
Spotless Group Holdings Ltd.	136,027	106

MATERIALS 1.0%
Iluka Resources Ltd.	12,636	56

Total Australia		439

BRAZIL 3.0%

HEALTH CARE 0.4%
Qualicorp S.A.	6,867	25

INDUSTRIALS 1.5%
Arteris S.A.	32,339	79

UTILITIES 1.1%
Light S.A.	23,780	59

Total Brazil		163

CANADA 2.3%

UTILITIES 2.3%
Capital Power Corp.	9,680	124

Total Canada		124

CHINA 1.4%

CONSUMER STAPLES 1.4%
Want Want China Holdings Ltd.	101,328	75

Total China		75

FRANCE 6.3%

CONSUMER STAPLES 2.9%
Carrefour S.A.	5,455	158

UTILITIES 3.4%
Engie S.A.	10,447	185

Total France		343

GERMANY 1.3%

MATERIALS 1.3%
Covestro AG (a)	1,908	70

Total Germany		70

	SHARES	MARKET VALUE (000S)
GREECE 1.3%

CONSUMER DISCRETIONARY 1.3%
OPAP S.A.	7,873	$69

Total Greece		69

HONG KONG 5.7%

TELECOMMUNICATION SERVICES 5.7%
China Mobile Ltd.	16,052	180
PCCW Ltd.	216,865	127

		307

Total Hong Kong		307

IRELAND 2.2%

MATERIALS 2.2%
Smurfit Kappa Group PLC	4,748	122

Total Ireland		122

ISRAEL 2.0%

HEALTH CARE 2.0%
Teva Pharmaceutical Industries Ltd. SP - ADR	1,627	107

Total Israel		107

ITALY 5.5%

FINANCIALS 3.9%
Intesa Sanpaolo SpA	63,653	211

INDUSTRIALS 1.6%
Societa Iniziative Autostradali e Servizi SpA	7,991	85

Total Italy		296

JAPAN 9.4%

CONSUMER DISCRETIONARY 4.0%
Bridgestone Corp.	6,243	214

CONSUMER STAPLES 2.5%
Lawson, Inc.	1,643	134

TELECOMMUNICATION SERVICES 2.9%
Nippon Telegraph & Telephone Corp.	4,000	159

Total Japan		507

MEXICO 1.3%

CONSUMER STAPLES 1.3%
Coca-Cola Femsa S.A.B. de C.V. ‘L’	10,224	73

Total Mexico		73

NETHERLANDS 7.0%

FINANCIALS 7.0%
Aegon NV	38,086	216
NN Group NV	4,568	161

		377

Total Netherlands		377

	SHARES	MARKET VALUE (000S)
RUSSIA 0.9%

CONSUMER STAPLES 0.9%
Magnit PJSC SP - GDR	1,167	$47

Total Russia		47

SPAIN 1.7%

CONSUMER STAPLES 1.7%
Ebro Foods S.A.	4,614	91

Total Spain		91

SWITZERLAND 4.0%

HEALTH CARE 4.0%
Roche Holding AG	781	216

Total Switzerland		216

TAIWAN 3.2%

INFORMATION TECHNOLOGY 3.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	39,673	171

Total Taiwan		171

THAILAND 0.8%

TELECOMMUNICATION SERVICES 0.8%
Total Access Communication PCL NVDR	49,809	42

Total Thailand		42

UNITED KINGDOM 16.8%

CONSUMER STAPLES 1.0%
Imperial Tobacco Group PLC	1,053	56

ENERGY 1.0%
Golar LNG Partners LP	4,148	55

FINANCIALS 10.4%
HSBC Holdings PLC	26,727	211
ICAP PLC	18,193	136
Lloyds Banking Group PLC	196,842	212

		559

TELECOMMUNICATION SERVICES 4.4%
Vodafone Group PLC	72,433	235

Total United Kingdom		905

UNITED STATES 14.2%

ENERGY 3.0%
Schlumberger Ltd.	2,294	160

HEALTH CARE 4.0%
AbbVie, Inc.	1,531	91
Pfizer, Inc.	3,918	126

		217

INDUSTRIALS 2.8%
Neilsen Holdings PLC	3,192	149

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	57

Schedule of Investments PIMCO International Dividend Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 4.4%
Cisco Systems, Inc.	3,400	$92
QUALCOMM, Inc.	2,920	146

		238

Total United States		764

Total Common Stocks (Cost $5,703)		5,308

Total Investments in Securities (Cost $5,703)		5,308

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%
PIMCO Short-Term Floating NAV Portfolio III	1,036	$10

Total Short-Term Instruments (Cost $10)		10

Total Investments in Affiliates (Cost $10)		10

Total Investments 98.6% (Cost $5,713)		$5,318

Financial Derivative Instruments (b) (0.1%) (Cost or Premiums, net $0)		(8)

Other Assets and Liabilities, net 1.5%		82

Net Assets 100.0%		$5,392

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	02/2016		AUD	519	$		365	$0	$(13)

HUS	02/2016		EUR	120			131	1	0

JPM	01/2016	$		168		GBP	113	0	(1)
	02/2016		GBP	113	$		168	1	0

MSB	01/2016		BRL	16			4	0	0
	01/2016		GBP	113			170	4	0

Total Forward Foreign Currency Contracts								$6	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
CBK	$0	$0	$0	$0	$(13)	$0	$0	$(13)	$(13)	$0	$(13)
HUS	1	0	0	1	0	0	0	0	1	0	1
JPM	1	0	0	1	(1)	0	0	(1)	0	0	0
MSB	4	0	0	4	0	0	0	0	4	0	4

Total Over the Counter	$6	$0	$0	$6	$(14)	$0	$0	$(14)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6	$0	$6

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14	$0	$14

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23	$0	$23

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9)	$0	$(9)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Common Stocks
Australia
Consumer Discretionary	$0	$96	$0	$96
Consumer Staples	0	100	0	100
Health Care	0	81	0	81
Industrials	0	106	0	106
Materials	0	56	0	56
Brazil
Health Care	0	25	0	25
Industrials	79	0	0	79
Utilities	0	59	0	59
Canada
Utilities	124	0	0	124
China
Consumer Staples	0	75	0	75
France
Consumer Staples	0	158	0	158
Utilities	0	185	0	185
Germany
Materials	70	0	0	70
Greece
Consumer Discretionary	0	69	0	69
Hong Kong
Telecommunication Services	0	307	0	307
Ireland
Materials	0	122	0	122
Israel
Health Care	107	0	0	107
Italy
Financials	0	211	0	211
Industrials	0	85	0	85

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Japan
Consumer Discretionary	$0	$214	$0	$214
Consumer Staples	0	134	0	134
Telecommunication Services	0	159	0	159
Mexico
Consumer Staples	73	0	0	73
Netherlands
Financials	0	377	0	377
Russia
Consumer Staples	47	0	0	47
Spain
Consumer Staples	0	91	0	91
Switzerland
Health Care	0	216	0	216
Taiwan
Information Technology	0	171	0	171
Thailand
Telecommunication Services	0	42	0	42
United Kingdom
Consumer Staples	0	56	0	56
Energy	55	0	0	55
Financials	0	559	0	559
Telecommunication Services	0	235	0	235
United States
Energy	160	0	0	160
Health Care	217	0	0	217
Industrials	149	0	0	149
Information Technology	238	0	0	238
	$1,319	$3,989	$0	$5,308

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	59

Schedule of Investments PIMCO International Dividend Fund (Cont.)

December 31, 2015 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10	$0	$0	$10

Total Investments	$1,329	$3,989	$0	$5,318

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Assets
Over the counter	$0	$6	$0	$6

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(14)	$0	$(14)

Totals	$1,329	$3,981	$0	$5,310

There were assets and liabilities valued at $59 transferred from Level 1 to Level 2 during the period ended December 31, 2015. There were no significant assets and liabilities transferred from Level 2 to Level 1 during the period ended December 31, 2015. There were no significant transfers between Levels 2 and 3 during the period ended December 31, 2015.

60	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO U.S. Dividend Fund

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.2%

COMMON STOCKS 91.5%

SWITZERLAND 4.0%

HEALTH CARE 4.0%
Roche Holding AG	844	$234

Total Switzerland		234

UNITED KINGDOM 1.0%

ENERGY 1.0%
Golar LNG Partners LP	4,452	59

Total United Kingdom		59

UNITED STATES 86.5%

CONSUMER DISCRETIONARY 16.2%
Comcast Corp. ‘A’	5,085	287
General Motors Co.	6,737	229
Kohl’s Corp.	1,854	88
Macy’s, Inc.	2,474	87
SeaWorld Entertainment, Inc.	4,373	86
Time Warner, Inc.	2,715	176

		953

ENERGY 2.9%
Schlumberger Ltd.	2,478	173

FINANCIALS 10.6%
Blackstone Group LP	4,750	139
JPMorgan Chase & Co.	1,782	118
Navient Corp.	4,538	52
Prudential Financial, Inc.	2,051	167
Regions Financial Corp.	15,005	144

		620

	SHARES	MARKET VALUE (000S)
HEALTH CARE 13.5%
AbbVie, Inc.	4,485	$266
Merck & Co., Inc.	4,566	241
Pfizer, Inc.	8,932	288

		795

INDUSTRIALS 7.9%
Neilsen Holdings PLC	6,155	287
Quad/Graphics, Inc.	3,090	28
RR Donnelley & Sons Co.	9,905	146

		461

INFORMATION TECHNOLOGY 15.7%
Apple, Inc.	2,427	255
Cisco Systems, Inc.	7,506	204
QUALCOMM, Inc.	5,880	294
Western Digital Corp.	2,856	172

		925

MATERIALS 5.4%
International Paper Co.	5,295	199
Steel Dynamics, Inc.	6,533	117

		316

TELECOMMUNICATION SERVICES 9.4%
AT&T, Inc.	9,248	318
CenturyLink, Inc.	9,212	232

		550

UTILITIES 4.9%
PG&E Corp.	5,401	287

Total United States		5,080

Total Common Stocks (Cost $5,659)		5,373

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 4.7%

UNITED STATES 4.7%

FINANCIALS 4.7%
Colony Capital, Inc. ‘A’	8,613	$168
Outfront Media, Inc.	5,027	110

		278

Total Real Estate Investment Trusts (Cost $332)		278

Total Investments in Securities (Cost $5,991)		5,651

INVESTMENTS IN AFFILIATES 2.4%

SHORT-TERM INSTRUMENTS 2.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.4%
PIMCO Short-Term Floating NAV Portfolio III	14,217	140

Total Short-Term Instruments (Cost $140)		140

Total Investments in Affiliates (Cost $140)		140

Total Investments 98.6% (Cost $6,131)		$5,791

Financial Derivative Instruments (a) 0.0% (Cost or Premiums, net $0)		(1)

Other Assets and Liabilities, net 1.4%		81

Net Assets 100.0%		$5,871

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	Long	03/2016	1	$(1)	$0	$(1)

Total Futures Contracts				$(1)	$0	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	61

Schedule of Investments PIMCO U.S. Dividend Fund (Cont.)

December 31, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

Cash of $19 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$ (1)	$0	$ (1)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$1	$0	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(1)	$0	$0	$(1)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(1)	$0	$0	$(1)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Common Stocks
Switzerland
Health Care	$0	$234	$0	$234
United Kingdom
Energy	59	0	0	59
United States
Consumer Discretionary	953	0	0	953
Energy	173	0	0	173
Financials	620	0	0	620
Health Care	795	0	0	795
Industrials	461	0	0	461
Information Technology	925	0	0	925
Materials	316	0	0	316
Telecommunication Services	550	0	0	550
Utilities	287	0	0	287

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Real Estate Investment Trusts
United States
Financials	$278	$0	$0	$278
	$5,417	$234	$0	$5,651

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	140	0	0	140

Total Investments	$5,557	$234	$0	$5,791

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(1)	$0	$0	$(1)

Totals	$5,556	$234	$0	$5,790

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

62	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

December 31, 2015 (Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory

SEMIANNUAL REPORT	DECEMBER 31, 2015	63

Notes to Financial Statements (Cont.)

and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of the PIMCO EqS® Long/Short Fund, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of each Fund, except the PIMCO EqS® Long/Short Fund are declared daily and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedules of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of

64	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of

Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair

SEMIANNUAL REPORT	DECEMBER 31, 2015	65

Notes to Financial Statements (Cont.)

valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and

66	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires

SEMIANNUAL REPORT	DECEMBER 31, 2015	67

Notes to Financial Statements (Cont.)

its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Central Fund for the period ended December 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Balanced Income Fund	$1,974	$6,013	$(6,200)	$(4)	$(5)	$1,778	$14	$0
PIMCO Dividend and Income Builder Fund	32,430	203,383	(230,950)	(63)	0	4,800	83	0
PIMCO EqS® Long/Short Fund	122,481	981,050	(796,400)	(142)	(1,213)	305,776	1,950	0
PIMCO Global Dividend Fund	3,024	28,105	(29,875)	(1)	0	1,253	5	0
PIMCO International Dividend Fund	110	400	(500)	0	0	10	0	0
PIMCO U.S. Dividend Fund	10	1,002	(870)	(2)	0	140	2	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations Certain  Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and

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structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of December 31, 2015, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

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Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures

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contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded

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Notes to Financial Statements (Cont.)

as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap (see below), however, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

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standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of

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Notes to Financial Statements (Cont.)

equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Moreover, a Fund may use a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter), which may expose the Fund to higher portfolio turnover, increased trading costs and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Also, securities purchased to capture a dividend often decline in value at the time of sale (i.e., shortly following the dividend) and the resulting realized loss to the Fund may exceed the amount of the dividend received, thereby negatively impacting the Fund’s net asset value.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

To the extent that a Fund may invest in securities and instruments that are economically tied to Russia, the Fund is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. In addition, it may be difficult for a Fund to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

74	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange or clearinghouse itself. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by

SEMIANNUAL REPORT	DECEMBER 31, 2015	75

Notes to Financial Statements (Cont.)

counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
PIMCO Balanced Income Fund	0.60%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO Dividend and Income Builder Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO EqS® Long/Short Fund	1.04%	0.45%	0.55%	N/A	0.55%	0.55%
PIMCO Global Dividend Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO International Dividend Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO U.S. Dividend Fund	0.60%	0.30%	0.40%	N/A	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable

76	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Administrative Class	—	0.25%
Class D	—	0.25%
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2015, the Distributor retained $108,108 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO has contractually agreed to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets).

Fund Name	Fee Waiver	Expiration Date
PIMCO Balanced Income Fund	0.15%	10/31/2016
PIMCO Dividend and Income Builder Fund	0.16%	10/31/2016
PIMCO Global Dividend Fund	0.16%	10/31/2016
PIMCO International Dividend Fund	0.16%	10/31/2016
PIMCO U.S. Dividend Fund	0.16%	10/31/2016

Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by each Fund of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement or the Expense Limitation Agreement, respectively (the “Reimbursement Amount”)

SEMIANNUAL REPORT	DECEMBER 31, 2015	77

Notes to Financial Statements (Cont.)

during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. The recoverable amounts to PIMCO at December 31, 2015, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Balanced Income Fund	$151
PIMCO Dividend and Income Builder Fund	137
PIMCO EqS® Long/Short Fund	176
PIMCO Global Dividend Fund	97
PIMCO International Dividend Fund	86
PIMCO U.S. Dividend Fund	84

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act.

Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Balanced Income Fund	$91	$16
PIMCO Dividend and Income Builder Fund	0	12,968
PIMCO Global Dividend Fund	0	39

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Balanced Income Fund	$774	$280	$5,093	$3,949
PIMCO Dividend and Income Builder Fund	0	0	275,002	463,118
PIMCO EqS® Long/Short Fund	8,800	8,803	3,989,209	4,281,500
PIMCO Global Dividend Fund	0	0	50,194	59,569
PIMCO International Dividend Fund	0	0	2,778	4,486
PIMCO U.S. Dividend Fund	0	0	3,096	2,032

†	A zero balance may reflect actual amounts rounding to less than one thousand.

78	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Balanced Income Fund(1)				PIMCO Dividend and Income Builder Fund				PIMCO EqS® Long/Short Fund
	Six Months Ended 12/31/2015		Year Ended 06/30/2015		Six Months Ended 12/31/2015		Year Ended 06/30/2015		Six Months Ended 12/31/2015		Year Ended 06/30/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3	$12	187	$1,919	384	$4,445	1,504	$19,087	5,066	$60,468	4,616	$54,428
Class P	1	8	23	227	1,654	19,013	7,885	100,872	10,413	124,355	18,402	216,705
Class D	25	247	43	439	602	6,902	1,954	24,794	1,840	21,721	2,701	31,509
Class A	252	2,328	454	4,634	3,339	38,156	8,330	105,843	3,189	37,701	3,937	46,184
Class C	246	2,311	406	4,097	3,137	35,222	8,613	108,921	3,137	36,291	3,298	38,089
Class R	0	0	0	0	1	15	1	14	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	27	243	22	216	345	3,428	346	4,277	218	2,550	163	1,887
Class P	0	4	0	3	490	4,882	409	5,058	264	3,078	108	1,248
Class D	2	16	1	6	239	2,367	137	1,691	55	640	22	247
Class A	15	137	5	49	1,814	17,961	1,157	14,302	152	1,763	83	957
Class C	15	133	4	45	1,877	18,499	1,088	13,410	161	1,820	70	784
Class R	0	0	0	0	2	22	2	22	0	0	0	0
Cost of shares redeemed
Institutional Class	(61)	(587)	(80)	(808)	(2,951)	(32,999)	(3,158)	(39,875)	(10,975)	(131,448)	(25,702)	(299,684)
Class P	(2)	(20)	(10)	(99)	(9,577)	(105,483)	(6,531)	(81,608)	(4,237)	(50,526)	(24,620)	(285,630)
Class D	(12)	(124)	(8)	(85)	(1,655)	(18,666)	(1,226)	(15,462)	(753)	(8,889)	(5,605)	(64,780)
Class A	(171)	(1,632)	(54)	(547)	(6,742)	(73,916)	(9,822)	(124,012)	(4,357)	(51,350)	(21,852)	(254,288)
Class C	(108)	(1,006)	(78)	(786)	(8,165)	(89,521)	(7,481)	(93,888)	(1,772)	(20,491)	(9,708)	(110,601)
Class R	0	0	0	0	(1)	(15)	(15)	(186)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	232	$2,070	915	$9,310	(15,207)	$(169,688)	3,193	$43,260	2,401	$27,683	(54,087)	$(622,945)

SEMIANNUAL REPORT	DECEMBER 31, 2015	79

Notes to Financial Statements (Cont.)

	PIMCO Global Dividend Fund(2)				PIMCO International Dividend Fund(3)				PIMCO U.S. Dividend Fund(4)
	Six Months Ended 12/31/2015		Year Ended 06/30/2015		Six Months Ended 12/31/2015		Inception date through June 30, 2015		Six Months Ended 12/31/2015		Inception date through June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,725	$11,244	1,476	$13,197	5	$52	436	$4,410	20	$174	410	$4,113
Class P	31	199	281	2,945	1	19	497	5,519	0	0	1	10
Class D	4	29	83	749	6	63	24	260	6	63	7	69
Class A	554	3,529	2,242	19,211	47	468	100	1,095	87	786	78	817
Class C	463	2,903	1,178	10,003	18	187	58	627	58	533	62	649
Class R	1	1	1	7	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	1,444	7,912	3,460	25,542	16	139	6	65	15	126	5	56
Class P	42	234	278	2,029	1	6	1	15	0	0	0	0
Class D	34	186	283	2,071	1	7	0	2	0	2	0	0
Class A	681	3,736	2,622	19,146	3	26	0	5	3	30	0	4
Class C	475	2,585	1,868	13,534	2	18	0	3	3	23	0	2
Class R	0	1	8	59	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(1,967)	(11,614)	(20,589)	(252,716)	(31)	(303)	0	0	(8)	(72)	0	(3)
Class P	(203)	(1,251)	(489)	(3,951)	(163)	(1,683)	(333)	(3,588)	0	0	0	0
Class D	(122)	(815)	(655)	(6,018)	(9)	(89)	(1)	(16)	(1)	(10)	(5)	(49)
Class A	(1,613)	(10,367)	(4,386)	(40,315)	(59)	(596)	(5)	(56)	(28)	(260)	(4)	(42)
Class C	(1,218)	(7,931)	(2,419)	(21,403)	(8)	(79)	(1)	(16)	(16)	(146)	(2)	(21)
Class R	(8)	(54)	(16)	(137)	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	323	$527	(14,774)	$(216,047)	(170)	$(1,765)	782	$8,325	139	$1,249	552	$5,605

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 18% of the Fund, and the shareholder is a related party of the Fund.*
(2)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 43% of the Fund, and the shareholder is a related party of the Fund.*
(3)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 52% of the Fund, and the shareholder is a related party of the Fund.*
(4)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 46% of the Fund, and the shareholder is a related party of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by

BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all

80	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2015, the Funds had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Balanced Income Fund	$—	$—
PIMCO Dividend and Income Builder Fund	—	—
PIMCO Emerging Multi-Asset Fund	390	5,710
PIMCO EqS® Emerging Markets Fund	28,573	8,751
PIMCO EqS® Long/Short Fund	—	—
PIMCO Global Dividend Fund	—	—
PIMCO International Dividend Fund	—	—
PIMCO US Dividend Fund	—	—
PIMCO EqS Pathfinder Fund®	262	393

As of December 31, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
PIMCO Balanced Income Fund	$16,821	$213	$(1,423)	$(1,210)
PIMCO Dividend and Income Builder Fund	681,222	22,037	(88,685)	(66,648)
PIMCO EqS® Long/Short Fund	880,194	14,557	(10,030)	4,527
PIMCO Global Dividend Fund	103,386	5,236	(11,976)	(6,740)
PIMCO International Dividend Fund	5,888	199	(769)	(570)
PIMCO U.S. Dividend Fund	6,189	64	(462)	(398)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

15. SUBSEQUENT EVENTS

On November 6, 2015, the Board approved the liquidation of Class R shares of PIMCO Dividend and Income Builder Fund and PIMCO Global Dividend Fund. The liquidation of Class R shares occurred on January 22, 2016.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	DECEMBER 31, 2015	81

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GSC	Goldman Sachs & Co.	PIP	US Bancorp Piper Jaffray
BCY	Barclays Capital, Inc.	GST	Goldman Sachs International	RDR	RBC Capital Markets
BNP	BNP Capital Markets Ltd.	HUS	HSBC Bank USA N.A.	RJA	Raymond James and Associates
BOA	Bank of America N.A.	JEF	Jefferies & Co., Inc.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	KCG	Knight Capital Group	SNF	Sanford C. Bernstein & Co.
CBK	Citibank N.A.	MRJ	Merrill Lynch Professional Clearing Corp	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	WFS	Wells Fargo Securities, LLC
FOB	Credit Suisse Securities (USA) LLC	NAB	National Australia Bank Ltd.
GLM	Goldman Sachs Bank USA	PER	Pershing LLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	SGD	Singapore Dollar
BRL	Brazilian Real	HKD	Hong Kong Dollar	USD (or $)	United States Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	ZAR	South African Rand
DKK	Danish Krone	MXN	Mexican Peso
EUR	Euro	RUB	Russian Ruble

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	SP - ADR	Sponsored American Depositary Receipt
ADR	American Depositary Receipt	LIBOR	London Interbank Offered Rate	SP - GDR	Sponsored Global Depositary Receipt
ALT	Alternate Loan Trust	NVDR	Non-Voting Depositary Receipt	TBD%	Interest rate to be determined when loan settles
BBR	Bank Bill Rate	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	REMIC	Real Estate Mortgage Investment Conduit

82	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 12, 2015, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the

Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 12, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted that PIMCO is making a long-term commitment to building an equity asset management platform, and that PIMCO continues to invest in personnel and global infrastructure necessary to support the equity business. In this regard, the Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its

SEMIANNUAL REPORT	DECEMBER 31, 2015	83

Approval of Investment Advisory Contract and Other Agreements (Cont.)

commitment to these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Funds’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the Funds and their respective shareholders.

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”). The Board considered that limited performance information was available for the PIMCO RealPath Blend Funds because the Funds recently commenced operations. The Board also considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12, 2015 meeting.

The Board noted that, according to Lipper, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

84	PIMCO EQUITY SERIES

(Unaudited)

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that PIMCO had contractually agreed, through October 31, 2015, to reduce its advisory fee by amounts shown in the table below:

PIMCO Balanced Income Fund	0.15%
PIMCO Dividend and Income Builder Fund	0.16%
PIMCO Global Dividend Fund	0.16%
PIMCO International Dividend Fund	0.16%
PIMCO U.S. Dividend Fund	0.16%

The Board further noted that the PIMCO Emerging Multi-Asset, PIMCO EqS® Emerging Markets and PIMCO EqS® Pathfinder Funds liquidated on July 14, 2015.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and to other investment companies with similar investment strategies, including differences in advisory services provided. The Board discussed separate account and/or U.S. and non-U.S. registered fund comparisons to the PIMCO Global Dividend Fund, PIMCO Balanced Income Fund and PIMCO Dividend and Income Builder Fund (as available), noting that for the remaining Funds, there were no appropriate comparisons among separate accounts or non-U.S. registered funds at the time that the Board considered the Agreements. For PIMCO Global Dividend Fund, for which PIMCO offers a separate account with an investment strategy similar to the Fund, the Board noted that the separate account fee was lower than that charged to the Fund, but also noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Fund, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. The Board noted that the advisory fees (or management fees, where applicable) for most Funds were similar to the fee rates charged to other investment companies with the same investment strategies as the Funds.

In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the

SEMIANNUAL REPORT	DECEMBER 31, 2015	85

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in-line with those of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

Based on the information presented by PIMCO and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole and considered that PIMCO continues to invest in the equity asset management platform and does not expect to derive any profit from the Funds during the Trust’s fiscal year ended December 31, 2015. The Board noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Fund shareholders of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO favored the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

86	PIMCO EQUITY SERIES

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on February 5, 2016. The special meeting was held for the purpose of electing two (2) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following two (2) Trustees at the special meeting:

■	Jennifer Holden Dunbar

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Equity Series

Trustee Nominee	For*	Withheld*
Jennifer Holden Dunbar	197,882,087	3,114,282
Ronald C. Parker	197,892,770	3,103,598

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	DECEMBER 31, 2015	87

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES4001SAR_123115

PIMCO Equity Series®

Semiannual Report

December 31, 2015

PIMCO RAE Fundamental Emerging Markets Fund

PIMCO RAE Fundamental Global Fund

PIMCO RAE Fundamental Global ex-US Fund

PIMCO RAE Fundamental International Fund

PIMCO RAE Fundamental US Fund

PIMCO RAE Fundamental US Small Fund

Share Classes

■	Institutional
■	P
■	A
■	C

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Fundamental Emerging Markets Fund	8	31
PIMCO RAE Fundamental Global Fund	10	39
PIMCO RAE Fundamental Global ex-US Fund	12	40
PIMCO RAE Fundamental International Fund	14	41
PIMCO RAE Fundamental US Fund	16	51
PIMCO RAE Fundamental US Small Fund	18	56

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series covering the six-month reporting period ended December 31, 2015. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Highlights of the financial markets during the six-month reporting period include:

■

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

■

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

■

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% – 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

■

U.S. equities, as represented by the S&P 500 Index, returned 0.15% due to an improving economic outlook and stronger jobs growth. Internationally, equity markets experienced weak performance, as the MSCI EAFE Net Dividend Index (USD Hedged) declined 3.13% and the MSCI EAFE Net Dividend Index (USD Unhedged) declined 6.01% over the reporting period. During the first half of the reporting period, declining commodities prices and China’s economic deceleration drove concerns of slowing global growth, which weighed on equities. However, in the last half of the reporting period, developed market equities rebounded from lows reached in the first half as the theme of diverging monetary policy came into focus with the Federal Reserve raising interest rates for the first time in nearly a decade, while central banks around the world continued to implement accommodative monetary policies.

■

Emerging market (“EM”) equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 17.36% over the reporting period. Concerns over China’s struggling economy continued as weak data and several attempts to support the Chinese equity market by the People’s Bank of China added to fears of slowing global growth. In addition, Brazil’s economic and political woes continued over the reporting period as the country’s credit rating was downgraded by S&P and Fitch to sub-investment grade, while President Dilma Rousseff faced increased scrutiny over her ability to revive the country’s economy.

2	PIMCO EQUITY SERIES

■

Style-wise, growth equities outperformed value equities globally as the MSCI All Country World Growth Index (Net Dividends in USD) declined 3.13% and the MSCI All Country World Value Index (Net Dividends in USD) declined 6.68%. In general, the consumer staples and information technology sectors were the top performing equity sectors, while the energy and materials sectors were the worst performing equity sectors over the reporting period.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.81% for the reporting period. Longer-maturity yields (i.e., ten to thirty year yields) declined, with prices therefore higher, while shorter-maturity yields (i.e., six month to seven year yields) rose. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, down from 2.35% on June 30, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.65% for the reporting period.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series February 22, 2016

SEMIANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Funds

We believe that equity funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Fundamental Global Fund invests substantially all of its assets in Institutional Class shares of the PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund (“International Fund”) and PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, the PIMCO RAE Fundamental Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, allocation risk, Acquired Fund risk, equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, issuer non-diversification risk, market risk, issuer risk, credit risk, distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small company risk, arbitrage risk, derivatives risk and model risk. A complete description of these and other risks is contained in the Funds’ prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Funds. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the

4	PIMCO EQUITY SERIES

Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Class A shares are subject to an initial sales charge. A Contingent Deferred Sales Charge (“CDSC”) may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, are typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The Cumulative Returns chart assumes the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the relevant Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO RAE Fundamental Emerging Markets Fund	06/05/15	06/05/15	—	—	—	06/05/15	06/05/15	—	Non-diversified
PIMCO RAE Fundamental Global Fund	06/05/15	06/05/15	—	—	—	06/05/15	06/05/15	—	Non-diversified
PIMCO RAE Fundamental Global ex-US Fund	06/05/15	06/05/15	—	—	—	06/05/15	06/05/15	—	Non-diversified
PIMCO RAE Fundamental International Fund	06/05/15	06/05/15	—	—	—	06/05/15	06/05/15	—	Non-diversified
PIMCO RAE Fundamental US Fund	06/05/15	06/05/15	—	—	—	06/05/15	06/05/15	—	Non-diversified
PIMCO RAE Fundamental US Small Fund	06/05/15	06/05/15	—	—	—	06/05/15	06/05/15	—	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to

SEMIANNUAL REPORT	DECEMBER 31, 2015	5

Important Information About the Funds (Cont.)

fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO EQUITY SERIES

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SEMIANNUAL REPORT	DECEMBER 31, 2015	7

PIMCO RAE Fundamental Emerging Markets Fund

Cumulative Returns Through December 31, 2015*

Investment Objective and Strategy Overview

»

The PIMCO RAE Fundamental Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Fundamental Emerging Markets Portfolio”). The stocks are selected by the Fund’s subadviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Cumulative Total Return for the period ended December 31, 2015*
	6 Months**	1 Year	5 Year	Fund Inception (05/31/06)
PIMCO RAE Fundamental Emerging Markets Fund Institutional Class	(22.85)%	(23.44)%	(6.99)%	3.07%
PIMCO RAE Fundamental Emerging Markets Fund Class P	(22.98)%	(23.49)%	(7.00)%	3.07%
PIMCO RAE Fundamental Emerging Markets Fund Class A	(23.00)%	(23.51)%	(7.00)%	3.06%
PIMCO RAE Fundamental Emerging Markets Fund Class A (adjusted)	(25.90)%	(26.38)%	(7.71)%	2.65%
PIMCO RAE Fundamental Emerging Markets Fund Class C	(23.30)%	(23.88)%	(7.09)%	3.01%
PIMCO RAE Fundamental Emerging Markets Fund Class C (adjusted)	(24.05)%	(24.63)%	(7.09)%	3.01%
MSCI Emerging Markets Index (Net Dividends in USD)±	(17.36)%	(14.92)%	(4.81)%	3.00%

All Fund returns are net of fees and expenses.

** Cumulative return.

± The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.95% for the Institutional Class shares, 1.05% for the Class P shares, 1.30% for the Class A shares and 2.05% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

8	PIMCO EQUITY SERIES

Institutional Class - PEIFX	Class P - PEPFX	Class A - PEAFX	Class C - PECFX

Top 10 Holdings1

China Construction Bank Corp. ‘H’	3.7%
Samsung Electronics Co. Ltd.	3.3%
Gazprom PAO SP — ADR	3.1%
Industrial & Commercial Bank of China Ltd. ‘H’	3.0%
China Mobile Ltd.	2.8%
Lukoil PJSC SP — ADR	2.7%
Bank of China Ltd. ‘H’	2.5%
Vale S.A.	2.2%
Surgutneftegas OAO SP — ADR	2.1%
Taiwan Semiconductor Manufacturing Co. Ltd. SP — ADR	1.9%

Geographic Breakdown1

China	20.9%
South Korea	14.4%
Russia	13.9%
Brazil	13.0%
South Africa	8.9%
Taiwan	8.1%
Hong Kong	5.6%
Mexico	3.2%
Thailand	2.8%
Poland	2.3%
Indonesia	1.7%
Luxembourg	1.5%
India	1.4%
Ireland	1.0%
Other	1.3%

1 % of Investments, at value as of 12/31/2015. Top 10 Holdings and Geographic Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	The Fund commenced operations on June 5, 2015.

»	The Fund’s value orientation detracted from performance, as MSCI Emerging Market value stocks underperformed the MSCI Emerging Market Index over the reporting period.

»	An overweight exposure to the metals & mining industry detracted from relative performance, as this industry significantly underperformed the MSCI Emerging Market Index over the reporting period.

»	An overweight exposure to Brazil detracted from relative performance, as Brazil significantly underperformed the MSCI Emerging Market Index over the reporting period.

»	An underweight exposure to the industrials sector positively contributed to relative performance, as the sector underperformed the MSCI Emerging Market Index over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	9

PIMCO RAE Fundamental Global Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO RAE Fundamental Global Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE Fundamental US Fund (“US Fund”), the PIMCO RAE Fundamental International Fund (“International Fund”), and the PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (together, the US Fund, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Fundamental Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Cumulative Total Return for the period ended December 31, 2015
	6 Months*	Fund Inception (06/05/15)
PIMCO RAE Fundamental Global Fund Institutional Class	(8.38)%	(9.66)%
PIMCO RAE Fundamental Global Fund Class P	(8.34)%	(9.72)%
PIMCO RAE Fundamental Global Fund Class A	(8.41)%	(9.78)%
PIMCO RAE Fundamental Global Fund Class A (adjusted)	(11.81)%	(13.17)%
PIMCO RAE Fundamental Global Fund Class C	(8.68)%	(10.14)%
PIMCO RAE Fundamental Global Fund Class C (adjusted)	(9.58)%	(11.03)%
MSCI All Country World Index±	(4.90)%	(6.06)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

It is not possible to invest directly in the index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.18% for the Institutional Class shares, 1.28% for the Class P shares, 1.53% for the Class A shares and 2.28% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

10	PIMCO EQUITY SERIES

Institutional Class - PFQIX	Class P - PFQPX	Class A - PFQAX	Class C - PFQCX

Top Holdings1

PIMCO RAE Fundamental US Fund	55.5%
PIMCO RAE Fundamental International Fund	35.7%
PIMCO RAE Fundamental Emerging Markets Fund	8.8%

Sector Breakdown1

Mutual Funds	100.0%

1 % of Investments, at value as of 12/31/2015. Top Holdings and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	The Fund commenced operations on June 5, 2015.

»	The Fund’s value orientation detracted from performance, as MSCI ACWI value stocks underperformed the MSCI ACWI Index over the reporting period.

»	An overweight exposure to the energy sector detracted from relative performance, as this sector significantly underperformed the MSCI ACWI over the reporting period.

»	An overweight exposure to the metals & mining industry detracted from relative performance, as this industry significantly underperformed the MSCI ACWI over the reporting period.

»	An overweight exposure to the diversified telecommunication services industry contributed to relative performance, as this sector outperformed the MSCI ACWI over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	11

PIMCO RAE Fundamental Global ex-US Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO RAE Fundamental Global ex-US Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE Fundamental International Fund (“International Fund”) and the PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”), (ii) equity securities of small companies economically tied to non-U.S. countries, and (iii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Fundamental Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Cumulative Total Return for the period ended December 31, 2015
	6 Months*	Fund Inception (06/05/15)
PIMCO RAE Fundamental Global ex-US Fund Institutional Class	(12.98)%	(14.20)%
PIMCO RAE Fundamental Global ex-US Fund Class P	(13.02)%	(14.24)%
PIMCO RAE Fundamental Global ex-US Fund Class A	(13.13)%	(14.35)%
PIMCO RAE Fundamental Global ex-US Fund Class A (adjusted)	(16.36)%	(17.56)%
PIMCO RAE Fundamental Global ex-US Fund Class C	(13.43)%	(14.73)%
PIMCO RAE Fundamental Global ex-US Fund Class C (adjusted)	(14.29)%	(15.58)%
MSCI All Country World ex US Index±	(9.32)%	(10.33)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 22 developed and 23 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.31% for the Institutional Class shares, 1.41% for the Class P shares, 1.66% for the Class A shares and 2.41% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

12	PIMCO EQUITY SERIES

Institutional Class - PZRIX	Class P - PZRPX	Class A - PZRAX	Class C - PZRCX

Top Holdings1

PIMCO RAE Fundamental International Fund	80.4%
PIMCO RAE Fundamental Emerging Markets Fund	19.6%

Sector Breakdown1

Mutual Funds	100.0%

1 % of Investments, at value as of 12/31/2015. Top Holdings and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	The Fund commenced operations on June 5, 2015.

»	The Fund’s value orientation detracted from performance, as MSCI All Country World ex-US value stocks underperformed the MSCI All Country World ex-US Index over the reporting period.

»	An overweight exposure to the energy sector detracted from relative performance, as this sector significantly underperformed the MSCI All Country World ex-US Index over the reporting period.

»

An overweight exposure to the metals & mining industry detracted from relative performance, as this industry significantly underperformed the MSCI All Country World ex-US Index over the reporting period.

»

Overweight exposure to the diversified telecommunication services industry contributed to relative performance as this sector outperformed the MSCI All Country World ex-US Index over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	13

PIMCO RAE Fundamental International Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO RAE Fundamental International Fund seeks long-term capital appreciation by investing under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE Fundamental International Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Cumulative Total Return for the period ended December 31, 2015
	6 Months*	Fund Inception (06/05/15)
PIMCO RAE Fundamental International Fund Institutional Class	(9.66)%	(11.20)%
PIMCO RAE Fundamental International Fund Class P	(9.65)%	(11.19)%
PIMCO RAE Fundamental International Fund Class A	(9.80)%	(11.34)%
PIMCO RAE Fundamental International Fund Class A (adjusted)	(13.16)%	(14.67)%
PIMCO RAE Fundamental International Fund Class C	(10.23)%	(11.76)%
PIMCO RAE Fundamental International Fund Class C (adjusted)	(11.11)%	(12.62)%
MSCI EAFE Net Dividend Index (USD Unhedged)±	(6.01)%	(7.08)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.60% for the Institutional Class shares, 0.70% for the Class P shares, 0.95% for the Class A shares and 1.70% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

14	PIMCO EQUITY SERIES

Institutional Class - PPYIX	Class P - PPYPX	Class A - PPYAX	Class C - PPYCX

Top 10 Holdings1

HSBC Holdings PLC	2.1%
Royal Dutch Shell PLC ‘A’	2.1%
Total S.A.	1.5%
BP PLC	1.5%
Orange S.A.	1.3%
Banco Santander S.A.	1.0%
Engie S.A.	1.0%
Novartis AG	0.9%
Westpac Banking Corp.	0.9%
Telefonica S.A.	0.9%

Geographic Breakdown1

United Kingdom	17.1%
Japan	14.3%
France	11.6%
Germany	10.2%
Australia	9.3%
Canada	8.3%
Switzerland	5.3%
Netherlands	4.5%
Spain	3.4%
Italy	3.1%
Sweden	2.1%
Hong Kong	1.9%
Denmark	1.4%
Norway	1.2%
Singapore	1.1%
Ireland	1.0%
Belgium	1.0%
Other	3.2%

1 % of Investments, at value as of 12/31/2015. Top 10 Holdings and Geographic Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	The Fund commenced operations on June 5, 2015.

»	The Fund’s value orientation detracted from performance, as MSCI EAFE value stocks underperformed the MSCI EAFE Index over the reporting period.

»	An overweight exposure to the energy sector detracted from relative performance, as this sector significantly underperformed the MSCI EAFE Index over the reporting period.

»	An underweight exposure to the consumer staples sector detracted from relative performance, as this sector significantly outperformed the MSCI EAFE Index over the reporting period.

»	An overweight exposure to the diversified telecommunication services industry contributed to relative performance, as this sector outperformed the MSCI EAFE Index over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	15

PIMCO RAE Fundamental US Fund

Cumulative Returns Through December 31, 2015*

Investment Objective and Strategy Overview

»

The PIMCO RAE Fundamental US Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of U.S. companies. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE Fundamental US Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Cumulative Total Return for the period ended December 31, 2015*
	6 Months**	1 Year	5 Year	10 Year	Fund Inception (12/22/04)
PIMCO RAE Fundamental US Fund Institutional Class	(2.72)%	(3.25)%	11.92%	7.44%	7.31%
PIMCO RAE Fundamental US Fund Class P	(2.79)%	(3.33)%	11.90%	7.43%	7.30%
PIMCO RAE Fundamental US Fund Class A	(2.99)%	(3.42)%	11.88%	7.42%	7.29%
PIMCO RAE Fundamental US Fund Class A (adjusted)	(6.59)%	(7.04)%	11.03%	7.01%	6.92%
PIMCO RAE Fundamental US Fund Class C	(3.46)%	(3.99)%	11.75%	7.35%	7.23%
PIMCO RAE Fundamental US Fund Class C (adjusted)	(4.39)%	(4.92)%	11.75%	7.35%	7.23%
S&P 500 Index±	0.15%	1.38%	12.57%	7.31%	7.09%	***

All Fund returns are net of fees and expenses.

** Cumulative return.

*** Average annual total return since 12/31/2004.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.50% for the Institutional Class shares, 0.60% for the Class P shares, 0.90% for the Class A shares and 1.65% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

16	PIMCO EQUITY SERIES

Institutional Class - PKAIX	Class P - PKAPX	Class A - PKAAX	Class C - PKACX

Top 10 Holdings1

AT&T, Inc.	3.2%
Exxon Mobil Corp.	2.8%
International Business Machines Corp.	2.3%
Apple, Inc.	2.3%
Chevron Corp.	2.2%
JPMorgan Chase & Co.	2.1%
Microsoft Corp.	2.0%
Intel Corp.	1.8%
Pfizer, Inc.	1.3%
Verizon Communications, Inc.	1.3%

Sector Breakdown1

Information Technology	20.3%
Consumer Discretionary	15.1%
Financials	13.2%
Health Care	12.1%
Consumer Staples	9.7%
Energy	9.2%
Industrials	7.6%
Utilities	5.7%
Telecommunication Services	5.4%
Materials	1.7%

1 % of Investments, at value as of 12/31/2015. Top 10 Holdings and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	The Fund commenced operations on June 5, 2015.

»	The Fund’s value orientation detracted from performance, as S&P 500 value stocks underperformed the S&P 500 Index over the reporting period.

»

An underweight exposure to the internet & catalog retail industry, most notably an underweight to Amazon.com, detracted from relative performance, as this industry and stock significantly outperformed the S&P 500 Index over the reporting period.

»	An overweight exposure to the oil, gas & consumable fuels industry detracted from relative performance, as this industry significantly underperformed the S&P 500 Index over the reporting period.

»	An overweight exposure to the utilities sector positively contributed to relative performance, as the sector significantly outperformed the S&P 500 Index over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	17

PIMCO RAE Fundamental US Small Fund

Cumulative Returns Through December 31, 2015*

Investment Objective and Strategy Overview

»

The PIMCO RAE Fundamental US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of U.S. small companies. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. small companies (“RAE Fundamental US Small Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Cumulative Total Return for the period ended December 31, 2015*
	6 Months**	1 Year	5 Year	10 Year	Fund Inception (09/29/05)
PIMCO RAE Fundamental US Small Fund Institutional Class	(9.19)%	(6.92)%	9.46%	7.14%	7.19%
PIMCO RAE Fundamental US Small Fund Class P	(9.20)%	(7.03)%	9.44%	7.12%	7.18%
PIMCO RAE Fundamental US Small Fund Class A	(9.40)%	(7.24)%	9.39%	7.10%	7.15%
PIMCO RAE Fundamental US Small Fund Class A (adjusted)	(12.83)%	(10.72)%	8.55%	6.69%	6.75%
PIMCO RAE Fundamental US Small Fund Class C	(9.59)%	(7.52)%	9.32%	7.07%	7.12%
PIMCO RAE Fundamental US Small Fund Class C (adjusted)	(10.47)%	(8.43)%	9.32%	7.07%	7.12%
Russell 2000® Index±	(8.75)%	(4.41)%	9.19%	6.80%	6.75%	***

All Fund returns are net of fees and expenses.

** Cumulative return.

*** Average annual total return since 9/30/2005.

± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.60% for the Institutional Class shares, 0.70% for the Class P shares, 1.00% for the Class A shares and 1.75% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

18	PIMCO EQUITY SERIES

Institutional Class - PMJIX	Class P - PMJPX	Class A - PMJAX	Class C - PMJCX

Top 10 Holdings1

Penn National Gaming, Inc.	0.7%
Boyd Gaming Corp.	0.6%
NETGEAR, Inc.	0.5%
MedAssets, Inc.	0.5%
EarthLink Holdings Corp.	0.5%
WebMD Health Corp.	0.5%
PMC-Sierra, Inc.	0.5%
Select Medical Holdings Corp.	0.5%
Chemed Corp.	0.5%
Ingles Markets, Inc. ‘A’	0.5%

Sector Breakdown1

Information Technology	20.9%
Consumer Discretionary	20.0%
Financials	16.4%
Industrials	14.3%
Health Care	11.5%
Consumer Staples	4.5%
Materials	4.0%
Energy	3.9%
Telecommunication Services	2.5%
Utilities	2.0%

1 % of Investments, at value as of 12/31/2015. Top 10 Holdings and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	The Fund commenced operations on June 5, 2015.

»	An underweight exposure to the financials sector detracted from relative performance, as this sector significantly outperformed the Russell 2000 Index over the reporting period.

»	An overweight exposure to the specialty retail industry detracted from relative performance, as this industry significantly underperformed the Russell 2000 Index over the reporting period.

»	An overweight exposure to the energy equipment & services industry detracted from relative performance, as this industry significantly underperformed the Russell 2000 Index over the reporting period.

»	An underweight exposure to the biotechnology industry positively contributed to relative performance, as this industry significantly underperformed the Russell 2000 Index over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental Emerging Markets Fund
Institutional Class	$1,000.00	$771.50	$3.39	$1,000.00	$1,021.71	$3.87	0.75%
Class P	1,000.00	770.20	3.84	1,000.00	1,021.20	4.39	0.85
Class A	1,000.00	770.00	4.97	1,000.00	1,019.93	5.68	1.10
Class C	1,000.00	767.00	8.35	1,000.00	1,016.09	9.53	1.85
PIMCO RAE Fundamental Global Fund
Institutional Class	$1,000.00	$916.20	$0.15	$1,000.00	$1,025.39	$0.16	0.03%
Class P	1,000.00	916.60	0.64	1,000.00	1,024.88	0.67	0.13
Class A	1,000.00	915.90	1.86	1,000.00	1,023.60	1.96	0.38
Class C	1,000.00	913.20	5.52	1,000.00	1,019.77	5.83	1.13
PIMCO RAE Fundamental Global ex-US Fund
Institutional Class	$1,000.00	$870.20	$0.00	$1,000.00	$1,025.55	$0.00	0.00%
Class P	1,000.00	869.80	0.48	1,000.00	1,025.04	0.52	0.10
Class A	1,000.00	868.70	1.67	1,000.00	1,023.76	1.81	0.35
Class C	1,000.00	865.70	5.24	1,000.00	1,019.93	5.68	1.10

20	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental International Fund
Institutional Class	$1,000.00	$903.40	$2.43	$1,000.00	$1,022.99	$2.58	0.50%
Class P	1,000.00	903.50	2.92	1,000.00	1,022.48	3.10	0.60
Class A	1,000.00	902.00	4.13	1,000.00	1,021.20	4.39	0.85
Class C	1,000.00	897.70	7.76	1,000.00	1,017.37	8.25	1.60
PIMCO RAE Fundamental US Fund
Institutional Class	$1,000.00	$972.80	$2.02	$1,000.00	$1,023.50	$2.07	0.40%
Class P	1,000.00	972.10	2.52	1,000.00	1,022.99	2.58	0.50
Class A	1,000.00	970.10	4.03	1,000.00	1,021.46	4.13	0.80
Class C	1,000.00	965.40	7.78	1,000.00	1,017.63	7.99	1.55
PIMCO RAE Fundamental US Small Fund
Institutional Class	$1,000.00	$908.10	$2.44	$1,000.00	$1,022.99	$2.58	0.50%
Class P	1,000.00	908.00	2.92	1,000.00	1,022.48	3.10	0.60
Class A	1,000.00	906.00	4.38	1,000.00	1,020.95	4.65	0.90
Class C	1,000.00	904.10	8.03	1,000.00	1,017.12	8.50	1.65

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2015	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

PIMCO RAE Fundamental Emerging Markets Fund
Institutional Class
07/01/2015 - 12/31/2015+	$9.95	$0.11		$(2.38)	$(2.27)	$(0.17)	$0.00	$(0.17)
06/05/2015 - 06/30/2015	10.00	0.06		(0.11)	(0.05)	0.00	0.00	0.00
Class P
07/01/2015 - 12/31/2015+	9.96	0.11		(2.40)	(2.29)	(0.18)	0.00	(0.18)
06/05/2015 - 06/30/2015	10.00	0.06		(0.10)	(0.04)	0.00	0.00	0.00
Class A
07/01/2015 - 12/31/2015+	9.96	0.09		(2.38)	(2.29)	(0.15)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.08		(0.12)	(0.04)	0.00	0.00	0.00
Class C
07/01/2015 - 12/31/2015+	9.95	0.04		(2.36)	(2.32)	(0.13)	0.00	(0.13)
06/05/2015 - 06/30/2015	10.00	0.06		(0.11)	(0.05)	0.00	0.00	0.00

PIMCO RAE Fundamental Global Fund
Institutional Class
07/01/2015 - 12/31/2015+	$9.86	$0.34		$(1.17)	$(0.83)	$(0.10)	$0.00	$(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00
Class P
07/01/2015 - 12/31/2015+	9.85	0.10		(0.92)	(0.82)	(0.10)	0.00	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.15)	(0.15)	0.00	0.00	0.00
Class A
07/01/2015 - 12/31/2015+	9.85	0.20		(1.03)	(0.83)	(0.10)	0.00	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.15)	(0.15)	0.00	0.00	0.00
Class C
07/01/2015 - 12/31/2015+	9.84	0.37		(1.22)	(0.85)	(0.10)	0.00	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.01)		(0.15)	(0.16)	0.00	0.00	0.00

PIMCO RAE Fundamental Global ex-US Fund
Institutional Class
07/01/2015 - 12/31/2015+	$9.86	$0.10		$(1.38)	$(1.28)	$(0.10)	$0.00	$(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00
Class P
07/01/2015 - 12/31/2015+	9.86	0.09		(1.37)	(1.28)	(0.10)	0.00	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00
Class A
07/01/2015 - 12/31/2015+	9.86	0.08		(1.37)	(1.29)	(0.09)	0.00	(0.09)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00
Class C
07/01/2015 - 12/31/2015+	9.85	0.08		(1.40)	(1.32)	(0.07)	0.00	(0.07)
06/05/2015 - 06/30/2015	10.00	(0.01)		(0.14)	(0.15)	0.00	0.00	0.00

PIMCO RAE Fundamental International Fund
Institutional Class
07/01/2015 - 12/31/2015+	$9.83	$0.09		$(1.04)	$(0.95)	$(0.08)	$(0.15)	$(0.23)
06/05/2015 - 06/30/2015	10.00	0.02		(0.19)	(0.17)	0.00	0.00	0.00
Class P
07/01/2015 - 12/31/2015+	9.83	0.07		(1.02)	(0.95)	(0.08)	(0.15)	(0.23)
06/05/2015 - 06/30/2015	10.00	0.02		(0.19)	(0.17)	0.00	0.00	0.00
Class A
07/01/2015 - 12/31/2015+	9.83	0.08		(1.05)	(0.97)	(0.05)	(0.15)	(0.20)
06/05/2015 - 06/30/2015	10.00	0.01		(0.18)	(0.17)	0.00	0.00	0.00
Class C
07/01/2015 - 12/31/2015+	9.83	0.02		(1.03)	(1.01)	(0.08)	(0.15)	(0.23)
06/05/2015 - 06/30/2015	10.00	0.01		(0.18)	(0.17)	0.00	0.00	0.00

PIMCO RAE Fundamental US Fund
Institutional Class
07/01/2015 - 12/31/2015+	$9.85	$0.11		$(0.37)	$(0.26)	$(0.11)	$(0.22)	$(0.33)
06/05/2015 - 06/30/2015	10.00	0.01		(0.16)	(0.15)	0.00	0.00	0.00

Please see footnotes on page 24.

22	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$7.51	(22.85)%	$173,690	0.75	%*	0.96	%*	0.75	%*	0.96	%*	2.62	%*	21%
9.95	(0.50)	199,378	0.75	*	0.98	*	0.75	*	0.98	*	10.11	*	7

7.49	(22.98)	2,476	0.85	*	1.06	*	0.85	*	1.06	*	2.77	*	21
9.96	(0.40)	10	0.85	*	1.08	*	0.85	*	1.08	*	10.09	*	7

7.52	(23.00)	57	1.10	*	1.31	*	1.10	*	1.31	*	2.16	*	21
9.96	(0.40)	19	1.10	*	1.33	*	1.10	*	1.33	*	13.46	*	7

7.50	(23.30)	26	1.85	*	2.06	*	1.85	*	2.06	*	0.93	*	21
9.95	(0.50)	10	1.85	*	2.08	*	1.85	*	2.08	*	9.08	*	7

$8.93	(8.38)%	$204,219	0.03	%*	0.70	%*	0.03	%*	0.70	%*	7.24	%*	6%
9.86	(1.40)	38,160	0.04	*	0.86	*	0.04	*	0.86	*	(0.04	)*	2

8.93	(8.34)	11	0.13	*	0.80	*	0.13	*	0.80	*	2.11	*	6
9.85	(1.50)	10	0.14	*	0.96	*	0.14	*	0.96	*	(0.14	)*	2

8.92	(8.41)	153	0.38	*	1.05	*	0.38	*	1.05	*	4.14	*	6
9.85	(1.50)	10	0.39	*	1.21	*	0.39	*	1.21	*	(0.40	)*	2

8.89	(8.68)	282	1.13	*	1.80	*	1.13	*	1.80	*	7.97	*	6
9.84	(1.60)	17	1.14	*	1.96	*	1.14	*	1.96	*	(1.06	)*	2

$8.48	(12.98)%	$61,251	0.00	%*	0.76	%*	0.00	%*	0.76	%*	2.09	%*	4%
9.86	(1.40)	70,077	0.01	*	0.84	*	0.01	*	0.84	*	(0.02	)*	2

8.48	(13.02)	9	0.10	*	0.86	*	0.10	*	0.86	*	2.00	*	4
9.86	(1.40)	10	0.11	*	0.94	*	0.11	*	0.94	*	(0.11	)*	2

8.48	(13.13)	9	0.35	*	1.11	*	0.35	*	1.11	*	1.74	*	4
9.86	(1.40)	10	0.36	*	1.19	*	0.36	*	1.19	*	(0.37	)*	2

8.46	(13.43)	13	1.10	*	1.86	*	1.10	*	1.86	*	1.80	*	4
9.85	(1.50)	10	1.11	*	1.94	*	1.11	*	1.94	*	(1.12	)*	2

$8.65	(9.66)%	$200,658	0.50	%*	0.61	%*	0.50	%*	0.61	%*	1.88	%*	13%
9.83	(1.70)	151,532	0.50	*	0.64	*	0.50	*	0.64	*	2.68	*	7

8.65	(9.65)	989	0.60	*	0.71	*	0.60	*	0.71	*	1.61	*	13
9.83	(1.70)	10	0.60	*	0.74	*	0.60	*	0.74	*	2.57	*	7

8.66	(9.80)	9	0.85	*	0.96	*	0.85	*	0.96	*	1.64	*	13
9.83	(1.70)	10	0.85	*	0.99	*	0.85	*	0.99	*	2.32	*	7

8.59	(10.23)	168	1.60	*	1.71	*	1.60	*	1.71	*	0.33	*	13
9.83	(1.70)	10	1.60	*	1.74	*	1.60	*	1.74	*	1.56	*	7

$9.26	(2.72)%	$484,174	0.40	%*	0.51	%*	0.40	%*	0.51	%*	2.16	%*	29%
9.85	(1.50)	447,755	0.40	*	0.51	*	0.40	*	0.51	*	2.03	*	5

Please see footnotes on page 24.

SEMIANNUAL REPORT	DECEMBER 31, 2015	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

PIMCO RAE Fundamental US Fund (Cont.)
Class P
07/01/2015 - 12/31/2015+	$9.85	$0.10		$(0.37)	$(0.27)	$(0.11)	$(0.22)	$(0.33)
06/05/2015 - 06/30/2015	10.00	0.01		(0.16)	(0.15)	0.00	0.00	0.00
Class A
07/01/2015 - 12/31/2015+	9.86	0.09		(0.38)	(0.29)	(0.10)	(0.22)	(0.32)
06/05/2015 - 06/30/2015	10.00	0.01		(0.15)	(0.14)	0.00	0.00	0.00
Class C
07/01/2015 - 12/31/2015+	9.85	0.05		(0.39)	(0.34)	(0.09)	(0.22)	(0.31)
06/05/2015 - 06/30/2015	10.00	0.01		(0.16)	(0.15)	0.00	0.00	0.00

PIMCO RAE Fundamental US Small Fund
Institutional Class
07/01/2015 - 12/31/2015+	$9.93	$0.05		$(0.96)	$(0.91)	$(0.04)	$(0.11)	$(0.15)
06/05/2015 - 06/30/2015	10.00	0.01		(0.08)	(0.07)	0.00	0.00	0.00
Class P
07/01/2015 - 12/31/2015+	9.92	0.04		(0.95)	(0.91)	(0.04)	(0.11)	(0.15)
06/05/2015 - 06/30/2015	10.00	0.01		(0.09)	(0.08)	0.00	0.00	0.00
Class A
07/01/2015 - 12/31/2015+	9.92	0.03		(0.97)	(0.94)	(0.00)^	(0.11)	(0.11)
06/05/2015 - 06/30/2015	10.00	0.01		(0.09)	(0.08)	0.00	0.00	0.00
Class C
07/01/2015 - 12/31/2015+	9.91	0.00	^	(0.95)	(0.95)	(0.04)	(0.11)	(0.15)
06/05/2015 - 06/30/2015	10.00	0.00	^	(0.09)	(0.09)	0.00	0.00	0.00

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

24	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$9.25	(2.79)%	$1,818	0.50	%*	0.61	%*	0.50	%*	0.61	%*	2.12	%*	29%
9.85	(1.50)	10	0.50	*	0.61	*	0.50	*	0.61	*	1.92	*	5

9.25	(2.99)	1,593	0.80	*	0.91	*	0.80	*	0.91	*	1.81	*	29
9.86	(1.40)	14	0.80	*	0.91	*	0.80	*	0.91	*	1.67	*	5

9.20	(3.46)	399	1.55	*	1.66	*	1.55	*	1.66	*	1.01	*	29
9.85	(1.50)	10	1.55	*	1.66	*	1.55	*	1.66	*	0.86	*	5

$8.87	(9.19)%	$105,932	0.50	%*	0.61	%*	0.50	%*	0.61	%*	1.01	%*	53%
9.93	(0.70)	46,426	0.50	*	0.73	*	0.50	*	0.73	*	1.44	*	9

8.86	(9.20)	171	0.60	*	0.71	*	0.60	*	0.71	*	0.91	*	53
9.92	(0.80)	10	0.60	*	0.83	*	0.60	*	0.83	*	1.33	*	9

8.87	(9.40)	101	0.90	*	1.01	*	0.90	*	1.01	*	0.71	*	53
9.92	(0.80)	10	0.90	*	1.13	*	0.90	*	1.13	*	1.04	*	9

8.81	(9.59)	144	1.65	*	1.76	*	1.65	*	1.76	*	0.04	*	53
9.91	(0.90)	10	1.65	*	1.88	*	1.65	*	1.88	*	0.28	*	9

SEMIANNUAL REPORT	DECEMBER 31, 2015	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Assets:
Investments, at value
Investments in securities	$186,346	$0	$0	$201,798	$486,107	$105,911
Investments in Affiliates	0	204,548	61,248	0	0	0
Cash	3,216	0	35	803	1,852	882
Foreign currency, at value	221	0	0	173	0	0
Receivable for investments sold	590	0	0	138	520	2
Receivable for investments in Affiliates sold	0	2,165	0	0	0	0
Receivable for Fund shares sold	18	1	0	0	47	0
Interest and dividends receivable	411	0	0	286	702	129
Reimbursement receivable from PIMCO	3	0	2	2	7	0
Other assets	551	0	0	13	0	0
Total Assets	191,356	206,714	61,285	203,213	489,235	106,924

Liabilities:
Financial Derivative Instruments
Over the counter	$32	$0	$0	$0	$0	$0
Payable for investments purchased	3,398	0	0	0	0	517
Deposits from counterparty	160	0	0	280	0	0
Payable for Fund shares redeemed	11,339	0	0	988	1,053	0
Overdraft due to custodian	0	2,042	0	0	0	0
Accrued investment advisory fees	49	0	0	35	67	25
Accrued supervisory and administrative fees	74	5	0	53	112	25
Accrued servicing fees	0	0	0	0	0	6
Other liabilities	55	2	3	33	19	3
Total Liabilities	15,107	2,049	3	1,389	1,251	576

Net Assets	$176,249	$204,665	$61,282	$201,824	$487,984	$106,348

Net Assets Consist of:
Paid in capital	$235,085	$214,785	$72,089	$199,274	$409,997	$105,094
(Overdistributed) net investment income	(449)	(85)	(30)	(273)	(1)	(57)
Accumulated undistributed net realized gain (loss)	(13,453)	3,391	336	(2,318)	9,860	(3,807)
Net unrealized appreciation (depreciation)	(44,934)	(13,426)	(11,113)	5,141	68,128	5,118
	$176,249	$204,665	$61,282	$201,824	$487,984	$106,348

Cost of investments in securities	$231,275	$0	$0	$196,654	$417,979	$100,793
Cost of investments in Affiliates	$0	$217,974	$72,361	$0	$0	$0
Cost of foreign currency held	$222	$0	$0	$173	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Net Assets:
Institutional Class	$173,690	$204,219	$61,251	$200,658	$484,174	$105,932
Class P	2,476	11	9	989	1,818	171
Class A	57	153	9	9	1,593	101
Class C	26	282	13	168	399	144

Shares Issued and Outstanding:
Institutional Class	23,127	22,857	7,223	23,199	52,309	11,949
Class P	331	1	1	114	197	19
Class A	8	17	1	1	172	11
Class C	3	32	2	20	43	16

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$7.51	$8.93	$8.48	$8.65	$9.26	$8.87
Class P	7.49	8.93	8.48	8.65	9.25	8.86
Class A	7.52	8.92	8.48	8.66	9.25	8.87
Class C	7.50	8.89	8.46	8.59	9.20	8.81

^	With respect to Class A and Class C, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	DECEMBER 31, 2015	27

Statements of Operations

(Unaudited)

Six Months Ended December 31, 2015
(Amounts in thousands†)	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Investment Income:
Interest	$0	$0	$0	$16	$0	$0
Dividends, net of foreign taxes*	3,054	0	0	1,861	5,842	677
Dividends from Investments in Affiliates	0	2,327	692	0	0	0
Total Income	3,054	2,327	692	1,877	5,842	677

Expenses:
Investment advisory fees	453	127	132	237	570	156
Supervisory and administrative fees	408	95	116	238	571	111
Distribution fees - Class C	0	0	0	0	1	0
Servicing fees - Class A	0	0	0	0	1	0
Trustee fees	8	2	3	6	19	3
Interest expense	3	0	0	0	0	0
Miscellaneous expense	4	2	2	4	11	2
Total Expenses	876	226	253	485	1,173	272
Waiver and/or Reimbursement by PIMCO	(189)	(215)	(252)	(85)	(247)	(47)
Net Expenses	687	11	1	400	926	225

Net Investment Income	2,367	2,316	691	1,477	4,916	452

Net Realized Gain (Loss):
Investments in securities	(10,070)	0	0	(248)	18,590	(3,268)
Investments in Affiliates	0	(482)	(496)	0	0	0
Net capital gain distributions received from Affiliate investments	0	3,885	854	0	0	0
Over the counter financial derivative instruments	(5)	0	0	4	0	0
Foreign currency	(30)	0	0	(62)	0	0

Net Realized Gain (Loss)	(10,105)	3,403	358	(306)	18,590	(3,268)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(39,649)	0	0	(17,725)	(38,373)	(2,393)
Investments in Affiliates	0	(12,882)	(10,156)	0	0	0
Over the counter financial derivative instruments	(32)	0	0	0	0	0
Foreign currency assets and liabilities	27	0	0	(3)	0	0

Net Change in Unrealized (Depreciation)	(39,654)	(12,882)	(10,156)	(17,728)	(38,373)	(2,393)

Net (Decrease) in Net Assets Resulting from Operations	$(47,392)	$(7,163)	$(9,107)	$(16,557)	$(14,867)	$(5,209)

* Foreign tax withholdings - Dividends	$370	$0	$0	$140	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Emerging Markets Fund		PIMCO RAE Fundamental Global Fund		PIMCO RAE Fundamental Global ex-US Fund

(Amounts in thousands†)	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$2,367	$1,265	$2,316	$(1)	$691	$(1)
Net realized gain (loss)	(10,105)	(1,514)	3,403	(12)	358	(22)
Net change in unrealized (depreciation)	(39,654)	(1,205)	(12,882)	(544)	(10,156)	(957)

Net (Decrease) in Net Assets Resulting from Operations	(47,392)	(1,454)	(7,163)	(557)	(9,107)	(980)

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(3,853)	0	(2,395)	0	(720)	0
Class P	(61)	0	(0)	0	(0)	0
Class A	(1)	0	(2)	0	(0)	0
Class C	(0)	0	(3)	0	(0)	0
From net realized capital gains (a)
Institutional Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0

Total Distributions	(3,915)	0	(2,400)	0	(720)	0

Portfolio Share Transactions:
Net increase resulting from Fund share transactions**	28,139	200,871	176,031	38,754	1,002	71,087

Total Increase (Decrease) in Net Assets	(23,168)	199,417	166,468	38,197	(8,825)	70,107

Net Assets:
Beginning of period	199,417	0	38,197	0	70,107	0
End of period*	$176,249	$199,417	$204,665	$38,197	$61,282	$70,107

* Including undistributed (overdistributed) net investment income of:	$(449)	$1,099	$(85)	$(1)	$(30)	$(1)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2015	29

Statements of Changes in Net Assets (Cont.)

	PIMCO RAE Fundamental International Fund		PIMCO RAE Fundamental US Fund		PIMCO RAE Fundamental US Small Fund

(Amounts in thousands†)	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015

Increase in Net Assets from:

Operations:
Net investment income (loss)	$1,477	$265	$4,916	$581	$452	$43
Net realized gain (loss)	(306)	1,954	18,590	4,427	(3,268)	918
Net change in unrealized (depreciation)	(17,728)	(4,949)	(38,373)	(11,647)	(2,393)	(1,306)

Net (Decrease) in Net Assets Resulting from Operations	(16,557)	(2,730)	(14,867)	(6,639)	(5,209)	(345)

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(1,748)	0	(5,444)	0	(518)	0
Class P	(9)	0	(21)	0	(1)	0
Class A	(0)	0	(15)	0	(0)	0
Class C	(2)	0	(3)	0	(1)	0
From net realized capital gains (a)
Institutional Class	(3,508)	0	(11,342)	0	(1,268)	0
Class P	(17)	0	(43)	0	(2)	0
Class A	(0)	0	(32)	0	(5)	0
Class C	(1)	0	(6)	0	(0)	0

Total Distributions	(5,285)	0	(16,906)	0	(1,795)	0

Portfolio Share Transactions:
Net increase resulting from Fund share transactions**	72,104	154,292	71,968	454,428	66,896	46,801

Total Increase in Net Assets	50,262	151,562	40,195	447,789	59,892	46,456

Net Assets:
Beginning of period	151,562	0	447,789	0	46,456	0
End of period*	$201,824	$151,562	$487,984	$447,789	$106,348	$46,456

* Including undistributed (overdistributed) net investment income of:	$(273)	$9	$(1)	$566	$(57)	$11

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

30	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.7%

COMMON STOCKS 96.4%

BRAZIL 9.0%

CONSUMER DISCRETIONARY 0.0%
Lojas Renner S.A.	12,500	$54

CONSUMER STAPLES 0.8%
AMBEV S.A. ADR	90,557	404
BRF S.A.	5,300	74
JBS S.A.	75,500	234
Marfrig Global Foods S.A. (a)	131,900	211
Natura Cosmeticos S.A.	91,400	541

		1,464

ENERGY 0.2%
Petroleo Brasileiro S.A. SP - ADR (a)	71,494	307
Ultrapar Participacoes S.A.	2,700	41

		348

FINANCIALS 3.7%
Banco Bradesco S.A. ADR	205,417	988
Banco do Brasil S.A.	424,000	1,570
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	95,700	262
BR Malls Participacoes S.A.	16,300	45
Itau Unibanco Holding S.A. SP - ADR	486,148	3,165
Sul America S.A.	91,459	429

		6,459

INDUSTRIALS 0.2%
CCR S.A.	59,300	187
Embraer S.A. SP - ADR	1,663	49
Rumo Logistica Operadora Multimodal S.A. (a)	19,070	30

		266

MATERIALS 0.9%
Cia Siderurgica Nacional S.A. SP - ADR	839,523	819
Fibria Celulose S.A. SP - ADR	16,289	207
Gerdau S.A. SP - ADR	507,915	610

		1,636

TELECOMMUNICATION SERVICES 0.8%
Telefonica Brasil S.A. ADR	112,285	1,014
Tim Participacoes S.A. ADR	46,631	395

		1,409

UTILITIES 2.4%
Alupar Investimento S.A.	4,600	15
Cia de Saneamento Basico do Estado de Sao Paulo ADR	180,352	830
Cia de Saneamento de Minas Gerais-COPASA	7,500	30
Cia Energetica de Minas Gerais SP - ADR	812,654	1,219

	SHARES	MARKET VALUE (000S)
CPFL Energia S.A. ADR (a)	95,276	$707
EDP - Energias do Brasil S.A.	213,300	647
Light S.A.	93,100	232
Tractebel Energia S.A.	57,400	484
Transmissora Alianca de Energia Eletrica S.A.	26,500	112

		4,276

Total Brazil		15,912

CHINA 22.1%

CONSUMER DISCRETIONARY 0.1%
Belle International Holdings Ltd.	44,000	33
GOME Electrical Appliances Holding Ltd.	1,013,000	168
Great Wall Motor Co. Ltd. ‘H’	32,000	37

		238

CONSUMER STAPLES 0.0%
Hengan International Group Co. Ltd.	3,000	28

ENERGY 3.4%
China Petroleum & Chemical Corp. ‘H’	3,474,400	2,091
China Shenhua Energy Co. Ltd. ‘H’	490,000	767
CNOOC Ltd.	2,036,000	2,119
Inner Mongolia Yitai Coal Co. Ltd. ‘B’	408,509	371
PetroChina Co. Ltd. ‘H’	788,000	517
Yanzhou Coal Mining Co. Ltd. ‘H’	130,000	60

		5,925

FINANCIALS 16.6%
Agile Property Holdings Ltd.	1,008,000	560
Agricultural Bank of China Ltd. ‘H’	4,765,000	1,939
Bank of China Ltd. ‘H’	10,447,000	4,635
Bank of Communications Co. Ltd. ‘H’	1,523,000	1,068
China CITIC Bank Corp. Ltd. ‘H’	702,000	452
China Construction Bank Corp. ‘H’	10,046,000	6,853
China Everbright Bank Co. Ltd. ‘H’	567,000	275
China Life Insurance Co. Ltd. ‘H’	262,000	843
China Merchants Bank Co. Ltd. ‘H’	492,500	1,154
China Minsheng Banking Corp. Ltd. ‘H’	735,100	727
China Vanke Co. Ltd. ‘H’	13,000	39
Chongqing Rural Commercial Bank Co. Ltd. ‘H’	656,000	395
Country Garden Holdings Co. Ltd.	565,000	230
Dalian Wanda Commercial Properties Co. Ltd. ‘H’	44,800	260
Evergrande Real Estate Group Ltd.	1,547,000	1,354
Guangzhou R&F Properties Co. Ltd. ‘H’	722,800	886

	SHARES	MARKET VALUE (000S)
Industrial & Commercial Bank of China Ltd. ‘H’	9,387,000	$5,627
New China Life Insurance Co. Ltd. ‘H’	45,200	189
People’s Insurance Co. Group of China Ltd. ‘H’	258,000	126
PICC Property & Casualty Co. Ltd. ‘H’	52,000	103
Ping An Insurance Group Co. of China Ltd. ‘H’	181,000	996
Sino-Ocean Land Holdings Ltd.	278,500	178
SOHO China Ltd.	959,000	464

		29,353

INDUSTRIALS 0.2%
China Communications Construction Co. Ltd. ‘H’	240,000	243
Fosun International Ltd.	24,500	38

		281

INFORMATION TECHNOLOGY 0.1%
Lenovo Group Ltd.	108,000	109
Semiconductor Manufacturing International Corp. (a)	264,000	27
Sohu.com, Inc. (a)	1,575	90

		226

MATERIALS 0.5%
Anhui Conch Cement Co. Ltd. ‘H’	21,500	57
China National Building Material Co. Ltd. ‘H’	1,586,000	757
Jiangxi Copper Co. Ltd. ‘H’	39,000	46

		860

TELECOMMUNICATION SERVICES 1.0%
China Telecom Corp. Ltd. ‘H’	3,848,000	1,795

UTILITIES 0.2%
Huaneng Power International, Inc. ‘H’	320,000	275

Total China		38,981

GREECE 0.0%

TELECOMMUNICATION SERVICES 0.0%
Hellenic Telecommunications Organization S.A.	3,469	35

Total Greece		35

HONG KONG 5.9%

CONSUMER STAPLES 0.5%
China Resources Beer Holdings Company Ltd.	402,000	859

ENERGY 0.0%
Kunlun Energy Co. Ltd.	46,000	41

FINANCIALS 1.1%
BOC Hong Kong Holdings Ltd.	148,000	449
China Overseas Land & Investment Ltd.	72,000	250

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	31

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
China Resources Land Ltd.	68,000	$197
China Taiping Insurance Holdings Co. Ltd. (a)	172,400	530
Poly Property Group Co. Ltd.	1,303,000	421
Yuexiu Property Co. Ltd.	608,000	105

		1,952

INDUSTRIALS 0.2%
China Merchants Holdings International Co. Ltd.	12,000	38
Shanghai Industrial Holdings Ltd.	99,000	259

		297

TELECOMMUNICATION SERVICES 3.9%
China Mobile Ltd.	457,000	5,144
China Unicom Hong Kong Ltd.	1,444,000	1,746

		6,890

UTILITIES 0.2%
China Power International Development Ltd.	223,000	128
China Resources Power Holdings Co. Ltd.	138,000	266
Guangdong Investment Ltd.	22,000	31

		425

Total Hong Kong		10,464

INDIA 1.5%

CONSUMER DISCRETIONARY 0.2%
Tata Motors Ltd. SP - ADR (a)	9,962	294

ENERGY 0.2%
Reliance Industries Ltd. SP - GDR	12,004	367

FINANCIALS 0.5%
State Bank of India GDR	25,189	847

INFORMATION TECHNOLOGY 0.5%
Infosys Ltd. SP - ADR	49,715	833

MATERIALS 0.1%
Vedanta Resources PLC	64,511	260

Total India		2,601

INDONESIA 1.8%

CONSUMER DISCRETIONARY 0.2%
Astra International Tbk PT	759,900	327

CONSUMER STAPLES 0.1%
Indofood Sukses Makmur Tbk PT	503,800	188

ENERGY 0.1%
Adaro Energy Tbk PT	1,455,700	54
Bumi Resources Tbk PT (a)	15,577,800	56

		110

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.5%
Bank Central Asia Tbk PT	225,700	$216
Bank Mandiri Persero Tbk PT	313,100	208
Bank Negara Indonesia Persero Tbk PT	546,400	196
Bank Rakyat Indonesia Persero Tbk PT	233,700	192

		812

INDUSTRIALS 0.0%
Berlian Laju Tanker Tbk PT (a)	707,200	0
United Tractors Tbk PT	69,500	85

		85

MATERIALS 0.1%
Semen Indonesia Persero Tbk PT	190,900	156

TELECOMMUNICATION SERVICES 0.6%
Telekomunikasi Indonesia Persero Tbk PT	5,069,500	1,135

UTILITIES 0.2%
Perusahaan Gas Negara Persero Tbk	1,401,000	276

Total Indonesia		3,089

MEXICO 3.3%

CONSUMER DISCRETIONARY 0.0%
El Puerto de Liverpool S.A.B. de C.V.	2,900	35
Grupo Televisa S.A.B. SP - ADR	760	21
Urbi Desarrollos Urbanos S.A.B. de C.V. (a)	212,200	0

		56

CONSUMER STAPLES 0.7%
Coca-Cola Femsa S.A.B. de C.V. SP - ADR	500	35
Fomento Economico Mexicano S.A.B. de C.V. SP - ADR	3,274	302
Gruma S.A.B. de C.V. ‘B’	2,600	37
Grupo Bimbo S.A.B. de C.V. ‘A’ (a)	132,100	351
Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	71,100	166
Wal-Mart de Mexico S.A.B. de C.V.	160,700	406

		1,297

FINANCIALS 0.4%
Grupo Financiero Inbursa S.A.B. de C.V. ‘O’	10,700	19
Grupo Financiero Santander Mexico S.A.B. de C.V. ADR ‘B’	81,631	708

		727

INDUSTRIALS 0.2%
Alfa S.A.B. de C.V. ‘A’	13,800	27
Empresas ICA S.A.B. de C.V. (a)	371,700	77
Grupo Aeromexico S.A.B. de C.V. (a)	60,722	140

		244

	SHARES	MARKET VALUE (000S)
MATERIALS 0.4%
Cemex S.A.B. de C.V. SP - ADR (a)	59,737	$333
Fresnillo PLC	10,000	104
Grupo Mexico S.A.B. de C.V. ‘B’	68,799	147
Industrias Penoles S.A.B. de C.V.	13,320	137

		721

TELECOMMUNICATION SERVICES 1.6%
America Movil S.A.B. de C.V. SP - ADR ‘L’	203,301	2,858

Total Mexico		5,903

NETHERLANDS 0.1%

CONSUMER DISCRETIONARY 0.1%
Steinhoff International Holdings NV	24,155	125

Total Netherlands		125

PERU 0.1%

MATERIALS 0.1%
Southern Copper Corp.	5,591	146

Total Peru		146

POLAND 2.5%

ENERGY 0.7%
Polski Koncern Naftowy Orlen S.A.	61,896	1,066
Polskie Gornictwo Naftowe i Gazownictwo S.A.	152,659	199

		1,265

FINANCIALS 0.4%
Bank Pekao S.A.	4,072	148
Powszechna Kasa Oszczednosci Bank Polski S.A.	61,153	425
Powszechny Zaklad Ubezpieczen S.A.	20,496	177

		750

INDUSTRIALS 0.0%
PKP Cargo S.A.	3,789	66

INFORMATION TECHNOLOGY 0.1%
Asseco Poland S.A.	10,424	150

MATERIALS 0.4%
KGHM Polska Miedz S.A.	38,772	625

TELECOMMUNICATION SERVICES 0.3%
Orange Polska S.A.	282,679	473

UTILITIES 0.6%
Enea S.A.	48,355	138
Energa S.A.	36,336	117
PGE Polska Grupa Energetyczna S.A.	182,222	591
Tauron Polska Energia S.A.	281,224	206

		1,052

Total Poland		4,381

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
RUSSIA 14.0%

CONSUMER STAPLES 0.1%
Lenta Ltd. GDR (a)	7,923	$54
X5 Retail Group NV SP - GDR (a)	6,444	122

		176

ENERGY 10.0%
Gazprom Neft PAO	16,165	173
Gazprom PAO SP - ADR	1,572,780	5,848
Lukoil PJSC SP - ADR	153,179	4,959
Rosneft OAO SP - GDR	509,114	1,775
Surgutneftegas OAO SP - ADR	858,016	3,980
Tatneft PAO SP - ADR	35,139	929

		17,664

FINANCIALS 0.5%
Sberbank of Russia SP - ADR	101,343	595
VTB Bank PJSC GDR	92,766	195

		790

INDUSTRIALS 0.3%
Aeroflot - Russian Airlines OJSC	592,660	456

MATERIALS 1.6%
Alrosa PAO	61,468	47
Evraz PLC (a)	33,342	36
Mechel SP - ADR	165,977	136
MMC Norilsk Nickel PJSC ADR	165,209	2,094
PhosAgro OAO GDR	16,037	206
Severstal PAO GDR	42,583	355

		2,874

TELECOMMUNICATION SERVICES 1.4%
MegaFon PJSC SP - GDR	61,030	710
Mobile TeleSystems PJSC	359,810	1,038
Rostelecom PJSC	286,530	356
Sistema JSFC SP - GDR	72,334	426

		2,530

UTILITIES 0.1%
Federal Grid Co. Unified Energy System PJSC	114,440,000	92
Inter RAO UES PJSC	1,990,000	30
RusHydro PJSC	4,348,000	40

		162

Total Russia		24,652

SOUTH AFRICA 9.4%

CONSUMER DISCRETIONARY 0.4%
Foschini Group Ltd.	22,055	173
Imperial Holdings Ltd.	29,297	227
Mr Price Group Ltd.	2,298	30
Truworths International Ltd.	15,775	93

	SHARES	MARKET VALUE (000S)
Woolworths Holdings Ltd.	17,235	$112

		635

CONSUMER STAPLES 0.1%
Shoprite Holdings Ltd.	9,647	90
Tiger Brands Ltd.	2,501	51

		141

ENERGY 1.1%
Exxaro Resources Ltd.	47,370	135
Sasol Ltd.	67,530	1,823

		1,958

FINANCIALS 2.8%
Barclays Africa Group Ltd.	109,073	1,012
Discovery Ltd.	2,910	25
FirstRand Ltd.	134,840	368
Investec Ltd.	11,519	81
Liberty Holdings Ltd.	59,351	442
MMI Holdings Ltd.	18,521	26
Nedbank Group Ltd.	34,038	416
Sanlam Ltd.	154,160	603
Standard Bank Group Ltd.	262,700	1,926

		4,899

HEALTH CARE 0.0%
Netcare Ltd.	32,946	72

INDUSTRIALS 0.5%
Aveng Ltd.	71,944	10
Barloworld Ltd.	93,912	378
Bidvest Group Ltd.	13,978	297
Reunert Ltd.	39,822	176

		861

MATERIALS 2.8%
AngloGold Ashanti Ltd. SP - ADR (a)	134,372	954
Gold Fields Ltd. SP - ADR	645,176	1,787
Impala Platinum Holdings Ltd. (a)	146,021	236
Kumba Iron Ore Ltd.	90,317	241
Lonmin PLC	38,850	48
Mondi Ltd.	1,818	36
Nampak Ltd.	185,502	298
PPC Ltd.	215,716	215
Sappi Ltd. (a)	119,832	503
Sibanye Gold Ltd.	390,444	592

		4,910

TELECOMMUNICATION SERVICES 1.7%
MTN Group Ltd.	220,870	1,902
Telkom S.A. SOC Ltd.	151,217	628
Vodacom Group Ltd.	49,378	487

		3,017

Total South Africa		16,493

	SHARES	MARKET VALUE (000S)
SOUTH KOREA 15.2%

CONSUMER DISCRETIONARY 2.6%
Hankook Tire Co. Ltd.	1,320	$53
Hyundai Department Store Co. Ltd.	606	65
Hyundai Mobis Co. Ltd.	761	159
Hyundai Motor Co.	11,999	1,513
Kia Motors Corp.	21,882	976
LG Electronics, Inc.	34,323	1,561
Lotte Shopping Co. Ltd.	1,496	294

		4,621

CONSUMER STAPLES 0.2%
E-MART Inc.	1,346	216
KT&G Corp.	2,071	184

		400

ENERGY 0.8%
GS Holdings Corp.	9,500	407
S-Oil Corp.	3,479	233
SK Innovation Co. Ltd.	7,349	806

		1,446

FINANCIALS 3.3%
DGB Financial Group, Inc.	13,633	116
Dongbu Insurance Co. Ltd.	1,511	90
Hana Financial Group, Inc.	12,473	249
Hanwha Life Insurance Co. Ltd.	41,801	264
Hyundai Marine & Fire Insurance Co. Ltd.	13,352	409
Industrial Bank of Korea	49,003	512
KB Financial Group, Inc.	28,100	792
Mirae Asset Life Insurance Co. Ltd. (a)	17,057	73
Samsung Fire & Marine Insurance Co. Ltd.	203	53
Samsung Life Insurance Co. Ltd.	9,410	879
Shinhan Financial Group Co. Ltd.	32,059	1,077
Tongyang Life Insurance Co. Ltd.	5,511	55
Woori Bank	168,310	1,259

		5,828

INDUSTRIALS 1.6%
CJ Corp.	3,021	642
Doosan Heavy Industries & Construction Co. Ltd.	7,661	133
Doosan Infracore Co. Ltd. (a)	20,710	82
Hanwha Corp.	11,625	385
Korean Air Lines Co. Ltd. (a)	7,292	171
LS Corp.	9,784	333
SK Holdings Co. Ltd.	5,048	1,029
SK Networks Co. Ltd.	12,114	56

		2,831

INFORMATION TECHNOLOGY 3.9%
LG Display Co. Ltd.	27,007	560
Samsung Electro-Mechanics Co. Ltd.	3,818	203

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	33

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Samsung Electronics Co. Ltd.	5,707	$6,087
SK Hynix, Inc.	2,100	54

		6,904

MATERIALS 0.7%
Hyosung Corp.	1,520	150
LG Chem Ltd.	686	190
POSCO Processing & Service Co. Ltd.	5,506	771

		1,111

TELECOMMUNICATION SERVICES 1.8%
KT Corp. SP - ADR (a)	113,975	1,357
LG Uplus Corp.	106,662	942
SK Telecom Co. Ltd. SP - ADR	40,701	820

		3,119

UTILITIES 0.3%
Korea Electric Power Corp.	12,288	521

Total South Korea		26,781

TAIWAN 8.6%

CONSUMER DISCRETIONARY 0.3%
Pou Chen Corp.	320,000	418
Ruentex Industries Ltd.	26,000	48

		466

CONSUMER STAPLES 0.2%
Uni-President Enterprises Corp.	260,640	435

FINANCIALS 0.9%
China Development Financial Holding Corp.	724,000	181
China Life Insurance Co. Ltd.	764,300	584
CTBC Financial Holding Co. Ltd.	154,624	79
First Financial Holding Co. Ltd.	105,900	49
Fubon Financial Holding Co. Ltd.	58,000	79
Hua Nan Financial Holdings Co. Ltd.	75,748	35
Mega Financial Holding Co. Ltd.	327,658	211
Shanghai Commercial & Savings Bank Ltd.	50,018	47
Shin Kong Financial Holding Co. Ltd.	490,903	106
SinoPac Financial Holdings Co. Ltd.	286,144	81
Taishin Financial Holding Co. Ltd.	233,000	81
Yuanta Financial Holding Co. Ltd.	123,147	45

		1,578

INDUSTRIALS 0.1%
Far Eastern New Century Corp.	318,520	249

INFORMATION TECHNOLOGY 5.5%
Acer, Inc. (a)	332,000	122
Advanced Semiconductor Engineering, Inc.	93,000	107
Asustek Computer, Inc.	64,000	528

	SHARES	MARKET VALUE (000S)
AU Optronics Corp.	960,000	$283
Catcher Technology Co. Ltd.	8,000	67
Compal Electronics, Inc.	1,141,000	638
Delta Electronics, Inc.	10,312	48
Hon Hai Precision Industry Co. Ltd.	428,950	1,050
HTC Corp.	171,000	404
Innolux Corp.	1,094,000	329
Inventec Corp.	113,000	74
Lite-On Technology Corp.	537,770	519
MediaTek, Inc.	3,000	23
Pegatron Corp.	169,000	367
Powertech Technology, Inc.	154,000	304
Quanta Computer, Inc.	101,000	162
Siliconware Precision Industries Co. Ltd.	24,000	38
Synnex Technology International Corp.	20,000	19
Taiwan Semiconductor Manufacturing Co. Ltd. SP- ADR	160,436	3,650
United Microelectronics Corp.	1,501,000	548
Wistron Corp.	549,821	308
WPG Holdings Ltd.	47,000	45

		9,633

MATERIALS 0.4%
Asia Cement Corp.	78,000	65
China Steel Corp.	545,000	297
Formosa Chemicals & Fibre Corp.	58,000	130
Taiwan Cement Corp.	277,000	229

		721

TELECOMMUNICATION SERVICES 1.2%
Chunghwa Telecom Co. Ltd.	511,000	1,540
Far EasTone Telecommunications Co. Ltd.	128,000	263
Taiwan Mobile Co. Ltd.	87,000	264

		2,067

Total Taiwan		15,149

THAILAND 2.9%

CONSUMER STAPLES 0.0%
Charoen Pokphand Foods PCL	86,200	43

ENERGY 1.4%
Banpu Public Co. Ltd.	1,220,100	540
PTT Exploration & Production PCL	388,000	615
PTT PCL	174,500	1,175
Thai Oil PCL	132,200	241

		2,571

FINANCIALS 1.2%
Bangkok Bank PCL	204,700	874
Kasikornbank PCL	97,300	402
Krung Thai Bank PCL	1,082,075	499

	SHARES	MARKET VALUE (000S)
Siam Commercial Bank PCL	112,600	$372

		2,147

MATERIALS 0.2%
PTT Global Chemical PCL	144,600	200
Siam Cement PCL	10,000	126

		326

TELECOMMUNICATION SERVICES 0.1%
Advanced Info Service PCL	25,200	106

Total Thailand		5,193

Total Common Stocks (Cost $209,914)		169,905

EQUITY-LINKED SECURITIES 3.8%

CURACAO 0.0%

FINANCIALS 0.0%
Merrill Lynch International & Co., Housing Development Finance Corp. Ltd. - Exp. 05/22/2018	1,496	29

Total Curacao		29

IRELAND 1.1%

CONSUMER DISCRETIONARY 0.1%
Citigroup Global Markets Holdings, Inc., Hero MotoCorp Ltd. - Exp. 02/12/2016	954	39
Citigroup Global Markets Holdings, Inc., Mahindra & Mahindra Ltd. - Exp. 02/12/2016	7,943	152

		191

ENERGY 0.8%
Citigroup Global Markets Holdings, Inc., Bharat Petroleum Corp. Ltd. - Exp. 02/12/2016	17,992	242
Citigroup Global Markets Holdings, Inc., Coal India Ltd. - Exp. 02/12/2016	29,464	147
Citigroup Global Markets Holdings, Inc., Hindustan Petroleum Corp. Ltd. - Exp. 02/12/2016	47,360	598
Citigroup Global Markets Holdings, Inc., Jindal Steel & Power Ltd. - Exp. 02/12/2016	30,745	45
Citigroup Global Markets Holdings, Inc., Oil & Natural Gas Corp. Ltd. - Exp. 02/12/2016	84,866	310

		1,342

FINANCIALS 0.0%
Citigroup Global Markets Holdings, Inc., Yes Bank Ltd. - Exp. 02/12/2016	3,056	34

INFORMATION TECHNOLOGY 0.0%
Citigroup Global Markets Holdings, Inc., HCL Technologies Ltd. - Exp. 02/12/2016	1,961	25

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.2%
Citigroup Global Markets Holdings, Inc., Bharti Airtel Ltd. - Exp. 02/12/2016	20,296	$104
Citigroup Global Markets Holdings, Inc., Reliance Communications Ltd. - Exp. 02/12/2016	146,592	196

		300

Total Ireland		1,892

LUXEMBOURG 1.6%

CONSUMER DISCRETIONARY 0.3%
JP Morgan Chase Bank, N.A., Bajaj Auto Ltd. - Exp. 07/29/2016	1,314	50
Merrill Lynch International & Co., ITC Ltd. - Exp. 05/22/2018	95,007	471

		521

ENERGY 0.1%
JP Morgan Chase Bank, N.A., Indian Oil Corp. Ltd. - Exp. 09/02/2019	7,260	47
Merrill Lynch International & Co., Cairn India Ltd. - Exp. 05/31/2018	16,897	35

		82

FINANCIALS 0.4%
JP Morgan Chase Bank, N.A., Axis Bank Ltd. - Exp. 01/25/2018	26,967	183
JP Morgan Chase Bank, N.A., ICICI Bank Ltd. - Exp. 07/02/2019	97,833	386
JP Morgan Chase Bank, N.A., Punjab National Bank - Exp. 05/05/2016	111,129	194

		763

HEALTH CARE 0.3%
JP Morgan Chase Bank, N.A., Dr Reddy’s Laboratories Ltd. - Exp. 03/03/2020	1,726	81
JP Morgan Chase Bank, N.A., Sun Pharmaceutical Industries Ltd. - Exp. 04/03/2018	27,397	340

		421

INDUSTRIALS 0.0%
Merrill Lynch International & Co., Hindalco Industries Ltd. - Exp. 11/25/2019	46,255	59

INFORMATION TECHNOLOGY 0.3%
Merrill Lynch International & Co., Hindustan Unilever Ltd. - Exp. 06/17/2019	15,484	202
Merrill Lynch International & Co., Larsen & Toubro Ltd. - Exp. 05/29/2018	6,182	119
Merrill Lynch International & Co., Tata Consultancy Services Ltd. - Exp. 01/08/2019	6,570	242

		563

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.0%
Merrill Lynch International & Co., Idea Cellular Ltd. - Exp. 06/07/2018	11,162	$24

UTILITIES 0.2%
JP Morgan Chase Bank, N.A., Power Grid Corp. of India Ltd. - Exp. 12/05/2018	34,613	74
JP Morgan Chase Bank, N.A., Tata Power Co. Ltd. - Exp. 04/05/2019	261,265	268
JP Morgan Chase Bank, N.A., Tata Power Co. Ltd. - Exp. 04/26/2016	38,588	39

		381

Total Luxembourg		2,814

NETHERLANDS 0.5%

MATERIALS 0.5%
JP Morgan Chase Bank, N.A., Tata Steel Ltd. - Exp. 12/08/2020	235,079	922

Total Netherlands		922

UNITED KINGDOM 0.6%

FINANCIALS 0.1%
HSBC Bank PLC, Bank of Boroda - Exp. 06/30/2016	83,933	199

INDUSTRIALS 0.3%
HSBC Bank PLC, Bharat Heavy Electricals Ltd. - Exp. 06/30/2016	54,811	140
HSBC Bank PLC, Jaiprakash Associates Ltd. - Exp. 10/28/2016	1,161,854	209
HSBC Bank PLC, JSW Steel Ltd. - Exp. 06/30/2016	9,242	144

		493

UTILITIES 0.1%
HSBC Bank PLC, GAIL India Ltd. - Exp. 03/10/2016	9,592	54
HSBC Bank PLC, NTPC Ltd. - Exp. 03/10/2016	106,627	236

		290

TELECOMMUNICATION SERVICES 0.1%
HSBC Bank PLC, Aditya Birla Nuvo Ltd. - Exp. 06/30/2016	5,177	169

Total United Kingdom		1,151

Total Equity-Linked Securities (Cost $7,151)		6,808

PREFERRED STOCKS 5.4%

BRAZIL 4.7%

CONSUMER DISCRETIONARY 0.2%
Oi S.A.	773,070	379

CONSUMER STAPLES 0.2%
Cia Brasileira de Distribuicao	39,900	420

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.1%
Banco do Estado do Rio Grande do Sul S.A.	108,700	$161

MATERIALS 2.8%
Braskem S.A.	57,400	399
Metalurgica Gerdau S.A.	519,800	217
Suzano Papel e Celulose S.A.	22,600	107
Usinas Siderurgicas de Minas Gerais S.A.	145,400	56
Vale S.A.	1,625,400	4,164

		4,943

UTILITIES 1.4%
AES Tiete S.A.	125,800	460
Centrais Eletricas Brasileiras S.A.	443,400	1,164
Cia Energetica de Sao Paulo	117,800	397
Cia Paranaense de Energia	36,300	222
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	107,700	228

		2,471

Total Brazil		8,374

RUSSIA 0.7%

ENERGY 0.7%
AK Transneft OAO	339	902
Bashneft PAO	11,073	261

		1,163

Total Russia		1,163

Total Preferred Stocks (Cost $14,093)		9,537

REAL ESTATE INVESTMENT TRUSTS 0.1%

SOUTH AFRICA 0.1%

FINANCIALS 0.1%
Growthpoint Properties Ltd.	49,382	74
Redefine Properties Ltd.	34,876	22

		96

Total Real Estate Investment Trusts (Cost $117)		96

RIGHTS 0.0%

BRAZIL 0.0%

INDUSTRIALS 0.0%
Rumo Logistica Operadora Multimodal S.A.	6,852	0

Total Rights (Cost $0)		0

Total Investments in Securities (Cost $231,275)		186,346

Total Investments 105.7% (Cost $231,275)		$186,346

Financial Derivative Instruments (b) 0.0% (Cost or Premiums, net $0)		(32)

Other Assets and Liabilities, net (5.7%)		(10,065)

Net Assets 100.0%		$176,249

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	35

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SSB	01/2016		BRL	272	$		69	$0	$0
	01/2016	$		922		BRL	3,558	0	(23)
	01/2016			1,049		ZAR	16,089	0	(9)
	01/2016		ZAR	557	$		36	0	0

Total Forward Foreign Currency Contracts								$0	$(32)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
SSB	$0	$0	$0	$0	$(32)	$0	$0	$(32)	$(32)	$0	$(32)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32	$0	$32

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5)	$0	$(5)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(32)	$0	$(32)

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Common Stocks
Brazil
Consumer Discretionary	$0	$54	$0	$54
Consumer Staples	404	1,060	0	1,464
Energy	307	41	0	348
Financials	4,153	2,306	0	6,459
Industrials	49	217	0	266
Materials	1,636	0	0	1,636
Telecommunication Services	1,409	0	0	1,409
Utilities	2,756	1,520	0	4,276
China
Consumer Discretionary	0	238	0	238
Consumer Staples	0	28	0	28
Energy	0	5,925	0	5,925
Financials	0	29,314	39	29,353
Industrials	0	281	0	281
Information Technology	90	136	0	226
Materials	0	860	0	860
Telecommunication Services	0	1,795	0	1,795
Utilities	0	275	0	275
Greece
Telecommunication Services	0	35	0	35
Hong Kong
Consumer Staples	0	859	0	859
Energy	0	41	0	41
Financials	0	1,952	0	1,952
Industrials	0	297	0	297
Telecommunication Services	0	6,890	0	6,890
Utilities	0	425	0	425
India
Consumer Discretionary	294	0	0	294
Energy	367	0	0	367
Financials	0	847	0	847
Information Technology	833	0	0	833
Materials	0	260	0	260
Indonesia
Consumer Discretionary	0	327	0	327
Consumer Staples	0	188	0	188
Energy	0	110	0	110
Financials	0	812	0	812
Industrials	0	85	0	85
Materials	0	156	0	156
Telecommunication Services	0	1,135	0	1,135
Utilities	0	276	0	276
Mexico
Consumer Discretionary	56	0	0	56
Consumer Staples	1,297	0	0	1,297
Financials	727	0	0	727
Industrials	244	0	0	244
Materials	617	104	0	721
Telecommunication Services	2,858	0	0	2,858
Netherlands
Consumer Discretionary	125	0	0	125
Peru
Materials	146	0	0	146
Poland
Energy	0	1,265	0	1,265
Financials	0	750	0	750
Industrials	0	66	0	66
Information Technology	0	150	0	150
Materials	0	625	0	625
Telecommunication Services	473	0	0	473
Utilities	0	1,052	0	1,052
Russia
Consumer Staples	122	54	0	176
Energy	0	17,664	0	17,664

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financials	$0	$790	$0	$790
Industrials	0	456	0	456
Materials	136	2,738	0	2,874
Telecommunication Services	0	2,530	0	2,530
Utilities	0	162	0	162
South Africa
Consumer Discretionary	30	605	0	635
Consumer Staples	0	141	0	141
Energy	0	1,958	0	1,958
Financials	0	4,899	0	4,899
Health Care	0	72	0	72
Industrials	176	685	0	861
Materials	2,741	2,169	0	4,910
Telecommunication Services	0	3,017	0	3,017
South Korea
Consumer Discretionary	0	4,621	0	4,621
Consumer Staples	0	400	0	400
Energy	0	1,446	0	1,446
Financials	264	5,564	0	5,828
Industrials	0	2,831	0	2,831
Information Technology	0	6,904	0	6,904
Materials	0	1,111	0	1,111
Telecommunication Services	2,177	942	0	3,119
Utilities	0	521	0	521
Taiwan
Consumer Discretionary	0	466	0	466
Consumer Staples	0	435	0	435
Financials	47	1,531	0	1,578
Industrials	0	249	0	249
Information Technology	3,650	5,983	0	9,633
Materials	0	721	0	721
Telecommunication Services	0	2,067	0	2,067
Thailand
Consumer Staples	0	43	0	43
Energy	0	2,571	0	2,571
Financials	0	2,147	0	2,147
Materials	0	326	0	326
Telecommunication Services	0	106	0	106
Equity-Linked Securities
Curacao
Financials	0	29	0	29
Ireland
Consumer Discretionary	0	191	0	191
Energy	0	1,342	0	1,342
Financials	0	34	0	34
Information Technology	0	25	0	25
Telecommunication Services	0	300	0	300
Luxembourg
Consumer Discretionary	0	521	0	521
Energy	0	82	0	82
Financials	0	763	0	763
Health Care	0	421	0	421
Industrials	0	59	0	59
Information Technology	0	563	0	563
Telecommunication Services	0	24	0	24
Utilities	0	381	0	381
Netherlands
Materials	0	922	0	922
United Kingdom
Financials	0	199	0	199
Industrials	0	493	0	493
Utilities	0	290	0	290
Telecommunication Services	0	169	0	169
Preferred Stocks
Brazil
Consumer Discretionary	0	379	0	379
Consumer Staples	0	420	0	420

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	37

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

December 31, 2015 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financials	$0	$161	$0	$161
Materials	0	4,943	0	4,943
Utilities	460	2,011	0	2,471
Russia
Energy	0	1,163	0	1,163
Real Estate Investment Trusts
South Africa
Financials	0	96	0	96

Total Investments	$28,644	$157,663	$39	$186,346

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(32)	$0	$(32)

Totals	$28,644	$157,631	$39	$186,314

There were assets and liabilities valued at $16,333 transferred from Level 1 to Level 2 during the period ended December 31, 2015. There were no significant assets and liabilities transferred from Level 2 to Level 1 during the period ended December 31, 2015. There were no significant transfers between Levels 2 and 3 during the period ended December 31, 2015.

38	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Global Fund

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%
PIMCO RAE Fundamental Emerging Markets Fund	2,395,852	$17,993
PIMCO RAE Fundamental International Fund	8,447,196	73,068
PIMCO RAE Fundamental US Fund	12,255,585	113,487

Total Mutual Funds (Cost $217,974)		204,548

Total Investments in Affiliates (Cost $217,974)		204,548

Total Investments 99.9% (Cost $217,974)		$204,548

Other Assets and Liabilities, net 0.1%		117

Net Assets 100.0%		$204,665

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Affiliates, at Value
Mutual Funds
United States	$204,548	$0	$0	$204,548

Totals	$204,548	$0	$0	$204,548

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	39

Schedule of Investments PIMCO RAE Fundamental Global ex-US Fund

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%
PIMCO RAE Fundamental Emerging Markets Fund	1,601,939	$12,030
PIMCO RAE Fundamental International Fund	5,689,906	49,218

Total Mutual Funds (Cost $72,361)		61,248

Total Investments in Affiliates (Cost $72,361)		61,248

Total Investments 99.9% (Cost $72,361)		$61,248

Other Assets and Liabilities, net 0.1%		34

Net Assets 100.0%		$61,282

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Affiliates, at Value
Mutual Funds
United States	$61,248	$0	$0	$61,248

Totals	$61,248	$0	$0	$61,248

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

40	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental International Fund

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

COMMON STOCKS 98.5%

AUSTRALIA 9.0%

CONSUMER DISCRETIONARY 0.3%
Fairfax Media Ltd.	146,110	$97
Myer Holdings Ltd.	76,829	66
Tabcorp Holdings Ltd.	67,785	231
Tatts Group Ltd.	65,533	208

		602

CONSUMER STAPLES 0.9%
Coca-Cola Amatil Ltd.	30,150	203
Metcash Ltd.	166,829	195
Wesfarmers Ltd.	25,162	759
Woolworths Ltd.	33,545	595

		1,752

ENERGY 0.3%
Caltex Australia Ltd.	1,156	32
Santos Ltd.	96,992	258
Woodside Petroleum Ltd.	17,666	368

		658

FINANCIALS 4.4%
AMP Ltd.	162,342	684
Australia & New Zealand Banking Group Ltd.	69,313	1,399
Bendigo & Adelaide Bank Ltd.	22,229	192
Commonwealth Bank of Australia	25,341	1,567
Insurance Australia Group Ltd.	30,472	122
Lend Lease Group	3,164	33
Macquarie Group Ltd.	5,435	325
National Australia Bank Ltd.	68,730	1,500
QBE Insurance Group Ltd.	51,654	470
Suncorp Group Ltd.	90,675	796
Westpac Banking Corp.	74,928	1,816

		8,904

HEALTH CARE 0.3%
CSL Ltd.	4,833	368
Primary Health Care Ltd.	51,996	88
Ramsay Health Care Ltd.	398	20
Sonic Healthcare Ltd.	7,148	92

		568

INDUSTRIALS 0.7%
ALS Ltd.	4,546	12
Asciano Ltd.	23,416	149
Aurizon Holdings Ltd.	30,053	95
Brambles Ltd.	8,198	69
CIMIC Group Ltd.	7,972	140
Downer EDI Ltd.	48,657	127
Qantas Airways Ltd.	175,298	520
Transpacific Industries Group Ltd.	115,495	66
Transurban Group	6,640	50
UGL Ltd. (a)	17,358	30

	SHARES	MARKET VALUE (000S)
WorleyParsons Ltd.	33,872	$114

		1,372

MATERIALS 1.7%
Amcor Ltd.	9,288	90
BHP Billiton Ltd.	112,149	1,443
BHP Billiton PLC	60,857	679
BlueScope Steel Ltd.	17,685	56
Boral Ltd.	19,454	83
CSR Ltd.	51,971	108
Fortescue Metals Group Ltd.	94,183	127
Iluka Resources Ltd.	11,937	53
Incitec Pivot Ltd.	79,630	228
Newcrest Mining Ltd.	14,436	137
Orica Ltd.	26,705	299
OZ Minerals Ltd.	47,959	140

		3,443

TELECOMMUNICATION SERVICES 0.2%
Telstra Corp. Ltd.	120,798	491

UTILITIES 0.2%
AGL Energy Ltd.	8,628	113
DUET Group	37,705	63
Origin Energy Ltd.	53,638	181

		357

Total Australia		18,147

AUSTRIA 0.7%

ENERGY 0.2%
OMV AG	15,686	445

FINANCIALS 0.4%
Erste Group Bank AG	14,798	463
Raiffeisen Bank International AG	18,391	270

		733

MATERIALS 0.1%
voestalpine AG	3,428	105
Wienerberger AG	3,650	67

		172

UTILITIES 0.0%
Verbund AG	2,082	27

Total Austria		1,377

BELGIUM 1.0%

CONSUMER STAPLES 0.6%
Anheuser-Busch InBev NV	4,654	579
Delhaize Group	5,498	535

		1,114

FINANCIALS 0.2%
Ageas	8,125	377
KBC Groep NV	2,004	125

		502

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%
Solvay S.A.	647	$69
Umicore S.A.	1,084	46

		115

TELECOMMUNICATION SERVICES 0.1%
Proximus	7,953	259

Total Belgium		1,990

CANADA 8.2%

CONSUMER DISCRETIONARY 0.2%
Canadian Tire Corp. Ltd. ‘A’	1,010	86
Magna International, Inc.	3,619	147
Quebecor, Inc. ‘B’	6,356	155
Shaw Communications, Inc. ‘B’	2,784	48

		436

CONSUMER STAPLES 0.2%
George Weston Ltd.	3,013	233
Loblaw Cos. Ltd.	1,352	64
Metro, Inc.	1,857	52

		349

ENERGY 1.9%
Baytex Energy Corp.	35,215	114
Bonavista Energy Corp.	37,299	49
Canadian Natural Resources Ltd.	9,410	205
Canadian Oil Sands Ltd.	88,491	529
Cenovus Energy, Inc.	43,676	552
Crescent Point Energy Corp.	10,949	128
Encana Corp.	43,332	220
Enerplus Corp.	50,731	173
Husky Energy, Inc.	18,639	193
Pengrowth Energy Corp.	87,876	64
Penn West Petroleum Ltd.	146,496	124
Precision Drilling Corp.	23,449	93
ShawCor Ltd.	1,511	31
Suncor Energy, Inc.	46,489	1,200
TransCanada Corp.	7,429	243

		3,918

FINANCIALS 3.4%
Bank of Montreal	14,580	823
Bank of Nova Scotia	18,611	753
Brookfield Asset Management, Inc. ‘A’	10,641	336
Canadian Imperial Bank of Commerce (b)	10,426	687
Great-West Lifeco, Inc. (b)	8,643	216
IGM Financial, Inc.	3,140	80
Intact Financial Corp.	1,402	90
Manulife Financial Corp.	45,831	687
National Bank of Canada	9,278	270
Onex Corp.	2,721	167
Power Corp. of Canada	18,379	384
Power Financial Corp.	4,592	105

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	41

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Royal Bank of Canada	17,052	$914
Sun Life Financial, Inc.	16,143	503
Toronto-Dominion Bank	22,057	865

		6,880

INDUSTRIALS 0.6%
Air Canada (a)	48,091	355
Bombardier, Inc. ‘B’	185,423	179
Canadian National Railway Co.	8,474	474
Canadian Pacific Railway Ltd.	979	125
Finning International, Inc.	5,038	68
WestJet Airlines Ltd.	1,938	28

		1,229

INFORMATION TECHNOLOGY 0.2%
BlackBerry Ltd. (a)	49,171	456

MATERIALS 1.0%
Agrium, Inc.	2,994	268
Barrick Gold Corp.	50,978	376
Domtar Corp.	8,105	299
Goldcorp, Inc.	4,893	57
IAMGOLD Corp. (a)	45,120	64
Kinross Gold Corp. (a)	93,836	171
Potash Corp. of Saskatchewan, Inc.	10,297	176
Teck Resources Ltd. ‘B’	72,284	279
Yamana Gold, Inc.	122,474	228

		1,918

TELECOMMUNICATION SERVICES 0.5%
BCE, Inc.	4,846	187
Manitoba Telecom Services, Inc.	8,134	175
Rogers Communications, Inc. ‘B’	16,556	571
TELUS Corp.	5,875	163

		1,096

UTILITIES 0.2%
Atco Ltd. ‘I’	4,095	106
Capital Power Corp.	3,830	49
Fortis, Inc.	2,829	77
TransAlta Corp.	35,068	124

		356

Total Canada		16,638

CHILE 0.1%

MATERIALS 0.1%
Antofagasta PLC	14,980	103

Total Chile		103

CHINA 0.0%

CONSUMER DISCRETIONARY 0.0%
Belle International Holdings Ltd.	33,000	25

Total China		25

	SHARES	MARKET VALUE (000S)
COLOMBIA 0.0%

ENERGY 0.0%
Pacific Exploration and Production Corp.	79,200	$98

Total Colombia		98

DENMARK 1.4%

CONSUMER DISCRETIONARY 0.0%
Pandora A/S	242	30

CONSUMER STAPLES 0.2%
Carlsberg A/S ‘B’	3,257	289

FINANCIALS 0.1%
Danske Bank A/S	6,147	165
Sydbank A/S	2,404	77

		242

HEALTH CARE 0.5%
Coloplast A/S ‘B’	447	36
Novo Nordisk A/S ‘B’	16,263	942

		978

INDUSTRIALS 0.4%
AP Moeller - Maersk A/S ‘B’	345	450
FLSmidth & Co. A/S	1,371	48
ISS A/S	8,557	308

		806

TELECOMMUNICATION SERVICES 0.2%
TDC A/S	80,565	401

Total Denmark		2,746

FINLAND 0.5%

CONSUMER DISCRETIONARY 0.0%
Nokian Renkaat OYJ	828	30

CONSUMER STAPLES 0.0%
Kesko OYJ ‘B’	2,219	78

ENERGY 0.1%
Neste OYJ	2,890	86

HEALTH CARE 0.0%
Orion OYJ ‘B’	1,075	37

INDUSTRIALS 0.0%
Metso OYJ	1,208	27
YIT OYJ	5,301	30

		57

INFORMATION TECHNOLOGY 0.1%
Nokia OYJ	10,206	72
Tieto OYJ	4,583	123

		195

	SHARES	MARKET VALUE (000S)
MATERIALS 0.2%
Stora Enso OYJ ‘R’	21,429	$194
UPM-Kymmene OYJ	11,047	205

		399

TELECOMMUNICATION SERVICES 0.0%
Elisa OYJ	1,148	43

UTILITIES 0.1%
Fortum OYJ	7,784	117

Total Finland		1,042

FRANCE 11.4%

CONSUMER DISCRETIONARY 1.4%
Accor S.A.	1,774	77
Christian Dior SE	822	139
Cie Generale des Etablissements Michelin	3,484	331
Kering	635	108
Lagardere S.C.A.	6,624	198
LVMH Moet Hennessy Louis Vuitton SE	2,660	418
Peugeot S.A. (a)	8,492	149
Publicis Groupe S.A.	1,248	83
Renault S.A.	3,664	367
Solocal Group (a)	5,089	38
Valeo S.A.	855	132
Vivendi S.A.	39,567	850

		2,890

CONSUMER STAPLES 0.7%
Carrefour S.A.	13,282	383
Casino Guichard Perrachon S.A.	4,587	211
Danone S.A.	4,229	286
L’Oreal S.A.	1,332	224
Pernod-Ricard S.A.	1,566	179
Rallye S.A.	873	13
Wendel S.A.	537	64

		1,360

ENERGY 1.7%
CGG S.A. (a)	58,169	170
Technip S.A.	1,427	71
Total S.A.	68,855	3,087
Vallourec S.A.	10,022	93

		3,421

FINANCIALS 1.9%
AXA S.A.	39,862	1,089
BNP Paribas S.A.	30,461	1,723
CNP Assurances	6,922	93
Credit Agricole S.A.	20,872	246
Natixis S.A.	7,675	44
SCOR SE	3,878	145
Societe Generale S.A.	10,865	501

		3,841

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.7%
Essilor International S.A.	1,021	$127
Sanofi	14,243	1,214

		1,341

INDUSTRIALS 1.8%
Air France-KLM (a)	72,705	553
Airbus Group SE	4,279	288
Alstom S.A.	7,326	224
Bouygues S.A.	10,888	432
Cie de Saint-Gobain	10,650	461
Eiffage S.A.	4,560	295
Rexel S.A.	20,328	271
Safran S.A.	2,774	191
Schneider Electric SE	2,926	166
Societe BIC S.A.	183	30
Teleperformance S.E.	998	84
Thales S.A.	840	63
Vinci S.A.	10,308	661

		3,719

INFORMATION TECHNOLOGY 0.3%
Alcatel-Lucent (a)	12,399	49
Atos SE	1,825	153
Cap Gemini S.A.	1,408	131
Dassault Systemes	371	30
Neopost S.A.	3,043	74
UBISOFT Entertainment (a)	4,438	128

		565

MATERIALS 0.2%
Air Liquide S.A.	2,626	295
Arkema S.A.	1,107	77

		372

TELECOMMUNICATION SERVICES 1.3%
Orange S.A.	160,680	2,688

UTILITIES 1.4%
Electricite de France S.A.	13,311	196
Engie S.A.	109,432	1,938
Suez Environnement Co.	14,414	270
Veolia Environnement S.A.	21,147	502

		2,906

Total France		23,103

GERMANY 9.6%

CONSUMER DISCRETIONARY 1.4%
adidas AG	3,188	310
Bayerische Motoren Werke AG	7,436	783
Continental AG	933	226
Daimler AG	14,425	1,205
ProSiebenSat.1 Media SE	4,739	239

		2,763

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.5%
METRO AG	23,813	$759
Suedzucker AG	10,948	217

		976

FINANCIALS 1.5%
Commerzbank AG (a)	46,445	479
Deutsche Bank AG	47,625	1,157
Deutsche Boerse AG	2,509	221
Hannover Rueck SE	1,981	226
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,939	984

		3,067

HEALTH CARE 1.0%
Bayer AG	7,724	965
Fresenius Medical Care AG & Co. KGaA	2,606	219
Fresenius SE & Co. KGaA	6,241	445
Merck KGaA	1,498	145
Rhoen Klinikum AG	5,548	166
STADA Arzneimittel AG	2,087	84

		2,024

INDUSTRIALS 1.8%
Bilfinger SE	4,714	221
Brenntag AG	2,247	117
Deutsche Lufthansa AG	65,740	1,035
Deutsche Post AG	24,281	679
Fraport AG Frankfurt Airport Services Worldwide	1,543	98
GEA Group AG	1,600	65
HOCHTIEF AG	4,225	392
OSRAM Licht AG	2,032	85
Rheinmetall AG	3,202	213
Siemens AG	8,192	793

		3,698

INFORMATION TECHNOLOGY 0.3%
Infineon Technologies AG	2,433	35
SAP SE	8,001	635

		670

MATERIALS 1.3%
Aurubis AG	2,223	113
BASF SE	12,491	952
Evonik Industries AG	3,523	116
HeidelbergCement AG	5,242	427
K+S AG	9,534	243
LANXESS AG	3,088	142
Linde AG	1,930	279
Salzgitter AG	5,788	141
Symrise AG	1,792	119
ThyssenKrupp AG	3,607	71

		2,603

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.9%
Deutsche Telekom AG	95,296	$1,712
Freenet AG	2,027	68

		1,780

UTILITIES 0.9%
E.ON SE	79,417	762
RWE AG	75,322	950

		1,712

Total Germany		19,293

HONG KONG 1.8%

CONSUMER DISCRETIONARY 0.2%
Esprit Holdings Ltd.	83,014	91
Li & Fung Ltd.	106,000	72
SJM Holdings Ltd.	150,000	107
Yue Yuen Industrial Holdings Ltd.	12,000	40

		310

CONSUMER STAPLES 0.2%
Swire Pacific Ltd. ‘A’	26,000	292
Wharf Holdings Ltd.	22,000	122

		414

FINANCIALS 1.1%
AIA Group Ltd.	105,200	629
Bank of East Asia Ltd.	11,800	44
First Pacific Co. Ltd.	36,000	24
Hang Lung Properties Ltd.	18,000	41
Hang Seng Bank Ltd.	10,500	200
Henderson Land Development Co. Ltd.	4,400	27
Hong Kong Exchanges and Clearing Ltd.	9,900	252
Hongkong Land Holdings Ltd.	23,400	163
Hysan Development Co. Ltd.	14,000	57
Kerry Properties Ltd.	25,000	68
New World Development Co. Ltd.	226,000	222
Shimao Property Holdings Ltd.	79,500	140
Sun Hung Kai Properties Ltd.	18,000	217
Swire Properties Ltd.	12,800	37
Wheelock & Co. Ltd.	23,000	97

		2,218

INDUSTRIALS 0.2%
Cathay Pacific Airways Ltd.	44,000	76
CK Hutchison Holdings Ltd.	11,543	155
Jardine Matheson Holdings Ltd.	1,400	68
MTR Corp. Ltd.	22,500	111
Noble Group Ltd.	105,600	29

		439

TELECOMMUNICATION SERVICES 0.0%
PCCW Ltd.	121,000	71

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	43

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%
CLP Holdings Ltd.	28,500	$242

Total Hong Kong		3,694

IRELAND 1.0%

HEALTH CARE 0.6%
Medtronic PLC	10,971	844
Perrigo Co. PLC	798	115
Shire PLC	5,251	360

		1,319

INDUSTRIALS 0.1%
DCC PLC	600	50
Experian PLC	7,966	141

		191

MATERIALS 0.3%
CRH PLC	12,130	350
Smurfit Kappa Group PLC	7,178	184

		534

Total Ireland		2,044

ISRAEL 0.9%

FINANCIALS 0.2%
Bank Hapoalim BM	26,528	137
Bank Leumi Le-Israel BM (a)	52,089	181
Israel Discount Bank Ltd.‘A’ (a)	35,472	64

		382

HEALTH CARE 0.4%
Teva Pharmaceutical Industries Ltd. SP - ADR	13,539	889

MATERIALS 0.1%
Israel Chemicals Ltd.	32,161	130

TELECOMMUNICATION SERVICES 0.2%
Bezeq The Israeli Telecommunication Corp. Ltd.	168,503	371

Total Israel		1,772

ITALY 3.1%

CONSUMER DISCRETIONARY 0.1%
Luxottica Group SpA	447	29
Mediaset SpA	21,050	87

		116

ENERGY 0.9%
Eni SpA	112,712	1,675
Saipem SpA	24,312	196

		1,871

FINANCIALS 0.8%
Assicurazioni Generali SpA	10,423	191
Banca Popolare di Sondrio SCARL	16,580	74
Intesa Sanpaolo SpA	196,091	651

	SHARES	MARKET VALUE (000S)
UniCredit SpA	85,030	$470
Unione di Banche Italiane SCpA	21,420	143
Unipol Gruppo Finanziario SpA	14,351	74

		1,603

INDUSTRIALS 0.0%
Prysmian SpA	3,500	77

MATERIALS 0.1%
Italcementi SpA	16,462	184

TELECOMMUNICATION SERVICES 0.5%
Telecom Italia SpA	732,474	928

UTILITIES 0.7%
A2A SpA	100,720	136
Enel SpA	297,302	1,247
Snam SpA	15,737	82

		1,465

Total Italy		6,244

JAPAN 14.3%

CONSUMER DISCRETIONARY 1.8%
Aisin Seiki Co. Ltd.	1,100	47
Aoyama Trading Co. Ltd.	1,000	38
Bridgestone Corp.	2,000	69
Daihatsu Motor Co. Ltd.	8,200	111
Fuji Heavy Industries Ltd.	1,600	66
Fuji Media Holdings, Inc.	2,500	29
Honda Motor Co. Ltd.	20,900	668
Isetan Mitsukoshi Holdings Ltd.	3,600	47
Nikon Corp.	7,900	106
Nissan Motor Co. Ltd.	45,600	477
Nitori Holdings Co. Ltd.	400	34
Oriental Land Co. Ltd.	1,100	67
Panasonic Corp.	11,700	119
Sankyo Co. Ltd.	700	26
Sekisui Chemical Co. Ltd.	6,000	78
Sekisui House Ltd.	2,600	44
Skylark Co. Ltd.	4,400	57
Sony Corp.	28,900	710
Sumitomo Electric Industries Ltd.	3,900	55
Sumitomo Forestry Co. Ltd.	5,300	71
Sumitomo Rubber Industries Ltd.	5,200	68
Suzuki Motor Corp.	1,900	58
Takashimaya Co. Ltd.	4,000	36
Toyota Motor Corp.	7,435	458
Yamada Denki Co. Ltd.	10,500	45
Yamaha Corp.	1,700	41
Yamaha Motor Co. Ltd.	1,600	36

		3,661

CONSUMER STAPLES 1.3%
Aeon Co. Ltd.	36,947	569
Ajinomoto Co., Inc.	5,000	118
Asahi Group Holdings Ltd.	1,700	53

	SHARES	MARKET VALUE (000S)
Japan Tobacco, Inc.	2,756	$101
Kao Corp.	1,100	57
Kirin Holdings Co. Ltd.	32,900	447
MEIJI Holdings Co. Ltd.	3,400	281
Morinaga Milk Industry Co. Ltd.	20,000	91
NH Foods Ltd.	4,000	78
Nisshin Seifun Group, Inc.	4,200	69
Sapporo Holdings Ltd.	7,000	31
Seven & Holdings Co. Ltd.	1,500	69
Shiseido Co. Ltd.	6,300	131
Suntory Beverage & Food Ltd.	800	35
UNY Group Holdings Co. Ltd.	28,000	176
Yamazaki Baking Co. Ltd.	11,000	247

		2,553

ENERGY 0.5%
Idemitsu Kosan Co. Ltd.	7,700	123
Inpex Corp.	37,800	369
JX Holdings, Inc.	100,200	421
Showa Shell Sekiyu KK	4,200	34
TonenGeneral Sekiyu KK	1,000	8

		955

FINANCIALS 2.8%
77 Bank Ltd.	10,000	54
Aozora Bank Ltd.	17,000	59
Bank of Yokohama Ltd.	15,000	92
Chiba Bank Ltd.	6,000	42
Chugoku Bank Ltd.	3,800	51
Dai-ichi Life Insurance Co. Ltd.	29,800	496
Daito Trust Construction Co. Ltd.	200	23
Daiwa House Industry Co. Ltd.	2,500	72
Fukuoka Financial Group, Inc.	26,000	129
Gunma Bank Ltd.	12,000	70
Hachijuni Bank Ltd.	10,000	61
Hokuhoku Financial Group, Inc.	42,000	86
Mitsubishi UFJ Financial Group, Inc.	256,100	1,586
Mizuho Financial Group, Inc.	519,600	1,039
MS&AD Insurance Group Holdings, Inc.	2,900	85
Nishi-Nippon City Bank Ltd.	44,000	116
North Pacific Bank Ltd.	8,100	28
Resona Holdings, Inc.	51,600	251
Sompo Japan Nipponkoa Holdings, Inc.	2,100	69
Sony Financial Holdings, Inc.	4,400	79
Sumitomo Mitsui Financial Group, Inc.	22,800	860
T&D Holdings, Inc.	7,700	102
Tokio Marine Holdings, Inc.	2,200	85
Tokyu Fudosan Holdings Corp.	4,400	27
Yamaguchi Financial Group, Inc.	5,000	59

		5,621

HEALTH CARE 0.9%
Alfresa Holdings Corp.	1,500	30
Astellas Pharma, Inc.	5,200	74

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
Daiichi Sankyo Co. Ltd.	17,116	$353
Eisai Co. Ltd.	5,600	371
Hoya Corp.	2,300	94
Medipal Holdings Corp.	4,300	73
Otsuka Holdings Co. Ltd.	2,628	93
Shionogi & Co. Ltd.	3,800	172
Suzuken Co. Ltd/Aichi Japan	800	30
Takeda Pharmaceutical Co. Ltd.	10,500	524

		1,814

INDUSTRIALS 1.8%
ANA Holdings, Inc.	22,000	63
Central Japan Railway Co.	1,100	195
Dai Nippon Printing Co. Ltd.	21,000	208
East Japan Railway Co.	1,700	160
FANUC Corp.	500	86
Furukawa Electric Co. Ltd.	15,000	32
Hitachi Construction Machinery Co. Ltd.	1,900	30
ITOCHU Corp.	26,300	311
Japan Airlines Co. Ltd.	10,700	383
Komatsu Ltd.	2,200	36
Mitsubishi Corp.	15,100	251
Mitsui & Co. Ltd.	39,800	473
Nippon Yusen KK	17,000	41
NTN Corp.	3,000	13
Recruit Holdings Co. Ltd.	1,000	29
Sojitz Corp.	83,600	175
Sumitomo Corp.	32,800	334
Sumitomo Heavy Industries Ltd.	11,000	49
Toppan Printing Co. Ltd.	21,000	194
Toshiba Corp.	144,000	296
Toyota Tsusho Corp.	1,200	28
West Japan Railway Co.	5,100	353

		3,740

INFORMATION TECHNOLOGY 1.7%
Brother Industries Ltd.	3,500	40
Canon, Inc.	22,250	673
DeNA Co. Ltd.	8,900	139
FUJIFILM Holdings Corp.	9,400	392
Fujitsu Ltd.	48,000	240
Hitachi Ltd.	78,000	442
Japan Display, Inc. (a)	10,100	29
Konica Minolta, Inc.	18,400	184
Kyocera Corp.	700	33
Murata Manufacturing Co. Ltd.	1,200	173
NEC Corp.	73,000	231
Nintendo Co. Ltd.	500	69
Nippon Electric Glass Co. Ltd.	17,500	88
NTT Data Corp.	1,100	53
Ricoh Co. Ltd.	41,400	426
TDK Corp.	2,200	141

		3,353

MATERIALS 1.5%
Asahi Glass Co. Ltd.	83,000	476

	SHARES	MARKET VALUE (000S)
Asahi Kasei Corp.	16,000	$108
Daicel Corp.	6,500	97
Denki Kagaku Kogyo KK	8,000	35
DIC Corp.	33,000	89
JFE Holdings, Inc.	2,600	41
Kaneka Corp.	6,000	62
Kobe Steel Ltd.	64,000	70
Kuraray Co. Ltd.	2,400	29
Mitsubishi Chemical Holdings Corp.	80,100	508
Mitsubishi Materials Corp.	16,000	50
Mitsui Chemicals, Inc.	32,000	142
Nippon Paper Industries Co. Ltd.	6,418	104
Nitto Denko Corp.	1,800	131
Oji Holdings Corp.	35,000	141
Shin-Etsu Chemical Co. Ltd.	600	33
Showa Denko KK	74,000	87
Sumitomo Chemical Co. Ltd.	73,000	419
Teijin Ltd.	62,000	211
Tosoh Corp.	10,000	51
Toyo Seikan Group Holdings Ltd.	1,500	28
Ube Industries Ltd.	42,000	89

		3,001

TELECOMMUNICATION SERVICES 1.2%
KDDI Corp.	7,900	205
Nippon Telegraph & Telephone Corp.	41,600	1,656
NTT DOCOMO, Inc.	32,900	675

		2,536

UTILITIES 0.8%
Chubu Electric Power Co., Inc.	37,400	512
Electric Power Development Co. Ltd.	3,900	139
Hokuriku Electric Power Co.	9,588	142
Kansai Electric Power Co., Inc. (a)	26,400	316
Osaka Gas Co. Ltd.	5,000	18
Shikoku Electric Power Co., Inc.	5,700	89
Tohoku Electric Power Co., Inc.	25,900	324
Tokyo Electric Power Co., Inc. (a)	9,700	56
Tokyo Gas Co. Ltd.	6,000	28

		1,624

Total Japan		28,858

LUXEMBOURG 0.2%

CONSUMER DISCRETIONARY 0.1%
RTL Group S.A.	1,046	87
SES S.A.	2,974	83

		170

MATERIALS 0.1%
ArcelorMittal	76,132	321

Total Luxembourg		491

	SHARES	MARKET VALUE (000S)
NETHERLANDS 4.5%

CONSUMER DISCRETIONARY 0.1%
Wolters Kluwer NV	3,370	$113

CONSUMER STAPLES 0.6%
Heineken Holding NV	3,899	300
Heineken NV	2,533	216
Koninklijke Ahold NV	36,150	763

		1,279

ENERGY 2.1%
Fugro NV	9,088	149
Royal Dutch Shell PLC ‘A’	183,017	4,174

		4,323

FINANCIALS 0.9%
Aegon NV	27,415	155
ING Groep NV - Dutch Certificate	101,464	1,373
NN Group NV	5,317	187

		1,715

INDUSTRIALS 0.3%
Koninklijke BAM Groep NV	15,329	85
Koninklijke Philips NV	13,247	338
PostNL NV (a)	49,558	188
Randstad Holding NV	1,030	64
TNT Express NV	2,541	22

		697

MATERIALS 0.2%
Akzo Nobel NV	3,594	240
Koninklijke DSM NV	1,266	64

		304

TELECOMMUNICATION SERVICES 0.3%
Koninklijke KPN NV	114,070	431
VimpelCom Ltd. SP - ADR	37,152	122

		553

Total Netherlands		8,984

NEW ZEALAND 0.2%

MATERIALS 0.0%
Fletcher Building Ltd.	15,429	77

TELECOMMUNICATION SERVICES 0.2%
Spark New Zealand Ltd.	125,612	283

UTILITIES 0.0%
Meridian Energy Ltd.	18,061	30

Total New Zealand		390

NORWAY 1.2%

CONSUMER STAPLES 0.1%
Marine Harvest ASA	4,600	62
Orkla ASA	12,893	101

		163

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	45

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
ENERGY 0.8%
Petroleum Geo-Services ASA	46,082	$188
Statoil ASA	101,846	1,421
TGS Nopec Geophysical Co. ASA	1,510	24

		1,633

FINANCIALS 0.1%
DNB ASA	11,369	140
Gjensidige Forsikring ASA	3,759	60

		200

MATERIALS 0.1%
Norsk Hydro ASA	15,180	56
Yara International ASA	5,384	232

		288

TELECOMMUNICATION SERVICES 0.1%
Telenor ASA	11,753	196

Total Norway		2,480

PORTUGAL 0.2%

CONSUMER STAPLES 0.0%
Jeronimo Martins SGPS S.A.	2,149	28

FINANCIALS 0.0%
Banco Espirito Santo S.A. (a)	59,573	1

TELECOMMUNICATION SERVICES 0.0%
Pharol SGPS S.A. (a)	110,951	32

UTILITIES 0.2%
EDP - Energias de Portugal S.A.	117,585	424

Total Portugal		485

SINGAPORE 1.1%

CONSUMER DISCRETIONARY 0.1%
Jardine Cycle & Carriage Ltd.	4,200	103
Singapore Press Holdings Ltd.	30,100	83

		186

FINANCIALS 0.5%
CapitaLand Ltd.	43,400	102
City Developments Ltd.	5,900	32
DBS Group Holdings Ltd.	29,610	347
Oversea-Chinese Banking Corp. Ltd.	37,300	231
United Overseas Bank Ltd.	15,800	218
UOL Group Ltd.	6,900	30

		960

INDUSTRIALS 0.3%
ComfortDelGro Corp. Ltd.	35,600	76
Hutchison Port Holdings Trust	283,400	150
Keppel Corp. Ltd.	17,700	81
Singapore Airlines Ltd.	37,367	294

		601

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.1%
Avago Technologies Ltd.	1,523	$221

TELECOMMUNICATION SERVICES 0.1%
Singapore Telecommunications Ltd.	112,600	290

Total Singapore		2,258

SOUTH AFRICA 0.1%

FINANCIALS 0.0%
Investec PLC	8,785	62

MATERIALS 0.1%
Mondi PLC	6,306	124

Total South Africa		186

SPAIN 3.4%

CONSUMER DISCRETIONARY 0.2%
Inditex S.A.	9,614	330

ENERGY 0.1%
Repsol S.A.	26,188	288

FINANCIALS 1.2%
Banco Bilbao Vizcaya Argentaria S.A.	64,311	470
Banco Santander S.A.	397,519	1,955
Mapfre S.A.	44,708	112

		2,537

INDUSTRIALS 0.4%
Abengoa S.A. ‘B’	99,482	21
Abertis Infraestructuras S.A.	3,690	58
Acciona S.A.	2,454	210
ACS Actividades de Construccion y Servicios S.A.	4,482	131
Ferrovial S.A.	9,551	216
Fomento de Construcciones y Contratas S.A.	21,172	161

		797

INFORMATION TECHNOLOGY 0.0%
Indra Sistemas S.A. (a)	2,936	28

TELECOMMUNICATION SERVICES 0.9%
Telefonica S.A.	162,142	1,799

UTILITIES 0.6%
Endesa S.A.	26,132	525
Gas Natural SDG S.A.	6,690	136
Iberdrola S.A.	68,275	484

		1,145

Total Spain		6,924

SWEDEN 2.1%

CONSUMER DISCRETIONARY 0.2%
Autoliv, Inc.	475	59

	SHARES	MARKET VALUE (000S)
Electrolux AB ‘B’	5,544	$134
Hennes & Mauritz AB ‘B’	5,797	206
Husqvarna AB ‘B’	4,479	30

		429

CONSUMER STAPLES 0.2%
Svenska Cellulosa AB S.C.A. ‘B’	5,486	159
Swedish Match AB	4,555	161

		320

FINANCIALS 0.4%
Nordea Bank AB	39,678	435
Ratos AB ‘B’	10,644	62
Skandinaviska Enskilda Banken AB	12,093	127
Svenska Handelsbanken AB ‘A’	9,299	124
Swedbank AB ‘A’	8,046	177

		925

HEALTH CARE 0.0%
Getinge AB ‘B’	1,336	35

INDUSTRIALS 0.5%
Assa Abloy AB	1,452	31
Atlas Copco AB ‘A’	7,753	190
NCC AB ‘B’	2,591	80
Sandvik AB	14,791	129
Securitas AB ‘B’	9,344	143
Skanska AB ‘B’	6,292	122
SKF AB ‘B’	3,298	53
Volvo AB ‘B’	26,201	243

		991

INFORMATION TECHNOLOGY 0.2%
Telefonaktiebolaget LM Ericsson ‘B’	44,664	430

MATERIALS 0.1%
Boliden AB	10,495	176

TELECOMMUNICATION SERVICES 0.5%
Tele2 AB ‘B’	52,724	526
TeliaSonera AB	81,834	406

		932

Total Sweden		4,238

SWITZERLAND 5.3%

CONSUMER STAPLES 0.7%
Coca-Cola HBC AG	2,577	55
Nestle S.A.	17,053	1,266

		1,321

ENERGY 0.3%
Transocean Ltd.	35,109	434
Weatherford International PLC (a)	26,301	221

		655

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.7%
Allied World Assurance Co. Holdings AG	3,127	$116
Baloise Holding AG	673	85
Credit Suisse Group AG	33,662	725
Helvetia Holding AG	158	89
Swiss Life Holding AG	631	170
Swiss Re AG	11,097	1,084
UBS Group AG	10,476	203
Zurich Insurance Group AG	3,750	964

		3,436

HEALTH CARE 1.7%
Novartis AG	22,387	1,926
Roche Holding AG	5,632	1,560

		3,486

INDUSTRIALS 0.3%
ABB Ltd.	13,973	249
Adecco S.A.	899	62
Schindler Holding AG	1,235	207
Wolseley PLC	2,560	139

		657

INFORMATION TECHNOLOGY 0.2%
STMicroelectronics NV	8,273	55
TE Connectivity Ltd.	3,787	245

		300

MATERIALS 0.4%
Clariant AG	2,656	50
Givaudan S.A.	33	60
Glencore PLC	149,375	198
LafargeHolcim Ltd.	1,250	63
Syngenta AG	1,060	415

		786

Total Switzerland		10,641

UNITED KINGDOM 17.0%

CONSUMER DISCRETIONARY 1.6%
Barratt Developments PLC	3,295	30
British Sky Broadcasting Group PLC	12,518	205
Burberry Group PLC	3,068	54
Compass Group PLC	21,239	368
Fiat Chrysler Automobiles NV (a)	39,584	554
Greene King PLC	2,953	41
Home Retail Group PLC	82,860	121
Inchcape PLC	4,252	49
Informa PLC	3,244	29
InterContinental Hotels Group PLC	2,976	116
ITV PLC	34,245	140
Kingfisher PLC	40,171	195
Marks & Spencer Group PLC	33,224	221
Next PLC	1,241	133
Pearson PLC	12,792	138

	SHARES	MARKET VALUE (000S)
RELX NV	7,379	$124
RELX PLC	5,014	89
Thomas Cook Group PLC (a)	117,112	209
WPP PLC	20,174	464

		3,280

CONSUMER STAPLES 2.9%
Associated British Foods PLC	1,151	57
British American Tobacco PLC	23,177	1,287
Diageo PLC	20,401	557
Imperial Tobacco Group PLC	16,374	865
J Sainsbury PLC	66,870	255
Reckitt Benckiser Group PLC	5,280	488
SABMiller PLC	6,782	406
Tate & Lyle PLC	3,297	29
Tesco PLC	206,744	454
Unilever NV - Dutch Certificate	12,762	556
Unilever PLC	7,013	301
WM Morrison Supermarkets PLC	237,891	518

		5,773

ENERGY 1.7%
BG Group PLC	23,443	340
BP PLC	576,590	2,996
Petrofac Ltd.	2,951	35
Subsea 7 S.A.	13,255	94
Tullow Oil PLC	21,289	52

		3,517

FINANCIALS 5.3%
3i Group PLC	4,182	30
Admiral Group PLC	1,231	30
Amlin PLC	13,439	131
Aviva PLC	65,885	500
Barclays PLC	477,696	1,538
Direct Line Insurance Group PLC	39,358	236
HSBC Holdings PLC	535,875	4,230
ICAP PLC	24,723	186
IG Group Holdings PLC	2,578	31
Intermediate Capital Group PLC	10,343	95
Lancashire Holdings Ltd.	15,823	146
Legal & General Group PLC	35,576	140
Lloyds Banking Group PLC	1,008,419	1,085
Man Group PLC	145,509	374
Old Mutual PLC	184,106	484
Prudential PLC	5,433	122
Royal Bank of Scotland Group PLC (a)	94,895	422
RSA Insurance Group PLC	12,701	80
Standard Chartered PLC	86,574	718
Standard Life PLC	18,423	106

		10,684

HEALTH CARE 1.4%
AstraZeneca PLC	22,555	1,523
GlaxoSmithKline PLC	57,521	1,162

	SHARES	MARKET VALUE (000S)
Smith & Nephew PLC	5,711	$102

		2,787

INDUSTRIALS 1.1%
AA PLC	5,926	27
BAE Systems PLC	87,811	647
Balfour Beatty PLC	7,635	30
Bunzl PLC	1,963	54
Capita PLC	1,610	29
Carillion PLC	5,103	23
CNH Industrial NV	44,826	307
easyJet PLC	676	17
Firstgroup PLC (a)	70,719	112
G4S PLC	17,757	59
International Consolidated Airlines Group S.A.	31,661	285
National Express Group PLC	14,508	71
QinetiQ Group PLC	13,681	55
Rentokil Initial PLC	44,234	104
Rolls-Royce Holdings PLC	11,865	100
Royal Mail PLC	48,047	315
Smiths Group PLC	1,979	27

		2,262

INFORMATION TECHNOLOGY 0.2%
ARM Holdings PLC	7,722	118
Sage Group PLC	21,221	188

		306

MATERIALS 1.0%
Anglo American PLC	107,604	472
DS Smith PLC	8,140	48
KAZ Minerals PLC (a)	19,733	30
Rexam PLC	6,452	57
Rio Tinto Ltd.	16,528	534
Rio Tinto PLC	29,352	855

		1,996

TELECOMMUNICATION SERVICES 1.0%
BT Group PLC	76,922	534
Cable & Wireless Communications PLC	88,081	97
Vodafone Group PLC	422,495	1,370

		2,001

UTILITIES 0.8%
Centrica PLC	148,646	477
Drax Group PLC	8,632	31
National Grid PLC	44,603	615
Severn Trent PLC	3,142	100
SSE PLC	12,553	282
United Utilities Group PLC	8,471	117

		1,622

Total United Kingdom		34,228

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	47

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
UNITED STATES 0.2%

CONSUMER DISCRETIONARY 0.2%
Carnival PLC	3,211	$183
Thomson Reuters Corp.	4,918	186

		369

Total United States		369

Total Common Stocks (Cost $193,721)		198,848

PREFERRED STOCKS 0.7%

GERMANY 0.7%

CONSUMER DISCRETIONARY 0.5%
Porsche Automobil Holding SE	1,455	78
Volkswagen AG	6,743	974

		1,052

CONSUMER STAPLES 0.2%
Henkel AG & Co. KGaA	2,741	306

Total Preferred Stocks (Cost $1,346)		1,358

REAL ESTATE INVESTMENT TRUSTS 0.8%

AUSTRALIA 0.3%

FINANCIALS 0.3%
Dexus Property Group	18,776	102
GPT Group	10,602	37
Mirvac Group	58,086	83
Scentre Group	28,991	88

	SHARES	MARKET VALUE (000S)
Stockland	65,494	$194
Westfield Corp.	24,643	170

		674

Total Australia		674

CANADA 0.1%

FINANCIALS 0.1%
Cominar Real Estate Investment Trust	2,714	29
RioCan Real Estate Investment Trust	2,147	37
Smart Real Estate Investment Trust	1,971	43

		109

Total Canada		109

FRANCE 0.1%

FINANCIALS 0.1%
Fonciere Des Regions	827	74
Unibail-Rodamco SE	917	233

		307

Total France		307

HONG KONG 0.1%

FINANCIALS 0.1%
Link REIT	24,500	146

Total Hong Kong		146

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 0.2%

FINANCIALS 0.2%
Hammerson PLC	6,826	$60
Intu Properties PLC	6,308	29
Land Securities Group PLC	7,010	122
Segro PLC	22,881	145

		356

Total United Kingdom		356

Total Real Estate Investment Trusts (Cost $1,587)		1,592

RIGHTS 0.0%

ITALY 0.0%

FINANCIALS 0.0%
UBI BANCA RIGHTS	21,420	0
Unipol Gruppo Finanziario SpA	8,246	0

		0

Total Rights (Cost $0)		0

Total Investments in Securities (Cost $196,654)		201,798

Total Investments 100.0% (Cost $196,654)		$201,798

Other Assets and Liabilities, net 0.0%		26

Net Assets 100.0%		$201,824

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Canadian Imperial Bank of Commerce	06/08/2015	$789	$687	0.34%
Great-West Lifeco, Inc.	06/08/2015	231	216	0.11%

		$1,020	$903	0.45%

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Common Stocks
Australia
Consumer Discretionary	$0	$602	$0	$602
Consumer Staples	0	1,752	0	1,752
Energy	0	658	0	658
Financials	0	8,904	0	8,904
Health Care	0	568	0	568
Industrials	0	1,372	0	1,372
Materials	0	3,443	0	3,443
Telecommunication Services	0	491	0	491
Utilities	0	357	0	357
Austria
Energy	0	445	0	445
Financials	0	733	0	733
Materials	0	172	0	172
Utilities	27	0	0	27
Belgium
Consumer Staples	0	1,114	0	1,114
Financials	0	502	0	502
Materials	0	115	0	115
Telecommunication Services	0	259	0	259
Canada
Consumer Discretionary	436	0	0	436
Consumer Staples	349	0	0	349
Energy	3,918	0	0	3,918
Financials	6,880	0	0	6,880
Industrials	1,229	0	0	1,229
Information Technology	456	0	0	456
Materials	1,918	0	0	1,918
Telecommunication Services	1,096	0	0	1,096
Utilities	356	0	0	356
Chile
Materials	0	103	0	103
China
Consumer Discretionary	0	25	0	25
Colombia
Energy	98	0	0	98
Denmark
Consumer Discretionary	0	30	0	30
Consumer Staples	0	289	0	289
Financials	0	242	0	242
Health Care	0	978	0	978
Industrials	0	806	0	806
Telecommunication Services	0	401	0	401
Finland
Consumer Discretionary	0	30	0	30
Consumer Staples	0	78	0	78
Energy	0	86	0	86
Health Care	0	37	0	37
Industrials	0	57	0	57
Information Technology	0	195	0	195
Materials	0	399	0	399
Telecommunication Services	0	43	0	43
Utilities	0	117	0	117
France
Consumer Discretionary	0	2,890	0	2,890
Consumer Staples	0	1,360	0	1,360
Energy	0	3,421	0	3,421
Financials	0	3,841	0	3,841
Health Care	0	1,341	0	1,341
Industrials	0	3,719	0	3,719
Information Technology	49	516	0	565
Materials	0	372	0	372
Telecommunication Services	0	2,688	0	2,688
Utilities	0	2,906	0	2,906

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Germany
Consumer Discretionary	$0	$2,763	$0	$2,763
Consumer Staples	0	976	0	976
Financials	0	3,067	0	3,067
Health Care	0	2,024	0	2,024
Industrials	0	3,698	0	3,698
Information Technology	0	670	0	670
Materials	0	2,603	0	2,603
Telecommunication Services	0	1,780	0	1,780
Utilities	0	1,712	0	1,712
Hong Kong
Consumer Discretionary	0	310	0	310
Consumer Staples	0	414	0	414
Financials	0	2,218	0	2,218
Industrials	0	439	0	439
Telecommunication Services	0	71	0	71
Utilities	0	242	0	242
Ireland
Health Care	959	360	0	1,319
Industrials	0	191	0	191
Materials	0	534	0	534
Israel
Financials	0	382	0	382
Health Care	889	0	0	889
Materials	0	130	0	130
Telecommunication Services	0	371	0	371
Italy
Consumer Discretionary	0	116	0	116
Energy	0	1,871	0	1,871
Financials	0	1,603	0	1,603
Industrials	0	77	0	77
Materials	184	0	0	184
Telecommunication Services	0	928	0	928
Utilities	0	1,465	0	1,465
Japan
Consumer Discretionary	0	3,661	0	3,661
Consumer Staples	0	2,553	0	2,553
Energy	0	955	0	955
Financials	0	5,621	0	5,621
Health Care	0	1,814	0	1,814
Industrials	0	3,740	0	3,740
Information Technology	0	3,353	0	3,353
Materials	0	3,001	0	3,001
Telecommunication Services	0	2,536	0	2,536
Utilities	0	1,624	0	1,624
Luxembourg
Consumer Discretionary	0	170	0	170
Materials	0	321	0	321
Netherlands
Consumer Discretionary	0	113	0	113
Consumer Staples	0	1,279	0	1,279
Energy	0	4,323	0	4,323
Financials	1,373	342	0	1,715
Industrials	0	697	0	697
Materials	0	304	0	304
Telecommunication Services	122	431	0	553
New Zealand
Materials	0	77	0	77
Telecommunication Services	0	283	0	283
Utilities	0	30	0	30
Norway
Consumer Staples	0	163	0	163
Energy	0	1,633	0	1,633
Financials	0	200	0	200
Materials	0	288	0	288
Telecommunication Services	0	196	0	196

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	49

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

December 31, 2015 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Portugal
Consumer Staples	$0	$28	$0	$28
Financials	0	0	1	1
Telecommunication Services	0	32	0	32
Utilities	0	424	0	424
Singapore
Consumer Discretionary	0	186	0	186
Financials	0	960	0	960
Industrials	0	601	0	601
Information Technology	221	0	0	221
Telecommunication Services	0	290	0	290
South Africa
Financials	0	62	0	62
Materials	0	124	0	124
Spain
Consumer Discretionary	0	330	0	330
Energy	0	288	0	288
Financials	0	2,537	0	2,537
Industrials	21	776	0	797
Information Technology	0	28	0	28
Telecommunication Services	0	1,799	0	1,799
Utilities	0	1,145	0	1,145
Sweden
Consumer Discretionary	59	370	0	429
Consumer Staples	0	320	0	320
Financials	0	925	0	925
Health Care	0	35	0	35
Industrials	0	991	0	991
Information Technology	0	430	0	430
Materials	0	176	0	176
Telecommunication Services	0	932	0	932
Switzerland
Consumer Staples	0	1,321	0	1,321
Energy	655	0	0	655
Financials	116	3,320	0	3,436

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Health Care	$0	$3,486	$0	$3,486
Industrials	0	657	0	657
Information Technology	245	55	0	300
Materials	0	786	0	786
United Kingdom
Consumer Discretionary	554	2,726	0	3,280
Consumer Staples	556	5,217	0	5,773
Energy	0	3,517	0	3,517
Financials	0	10,684	0	10,684
Health Care	0	2,787	0	2,787
Industrials	71	2,191	0	2,262
Information Technology	0	306	0	306
Materials	0	1,996	0	1,996
Telecommunication Services	0	2,001	0	2,001
Utilities	0	1,622	0	1,622
United States
Consumer Discretionary	186	183	0	369
Preferred Stocks
Germany
Consumer Discretionary	0	1,052	0	1,052
Consumer Staples	0	306	0	306
Real Estate Investment Trusts
Australia
Financials	0	674	0	674
Canada
Financials	109	0	0	109
France
Financials	0	307	0	307
Hong Kong
Financials	0	146	0	146
United Kingdom
Financials	0	356	0	356

Total Investments	$23,132	$178,665	$1	$201,798

There were assets and liabilities valued at $2,254 transferred from Level 2 to Level 1 during the period ended December 31, 2015. There were no significant assets and liabilities transferred from Level 1 to Level 2 during the period ended December 31, 2015. There were no significant transfers between Levels 2 and 3 during the period ended December 31, 2015.

50	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental US Fund

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

COMMON STOCKS 98.7%

IRELAND 0.3%

FINANCIALS 0.0%
XL Group PLC	2,489	$98

INFORMATION TECHNOLOGY 0.3%
Accenture PLC ‘A’	14,434	1,508

Total Ireland		1,606

PERU 0.0%

MATERIALS 0.0%
Southern Copper Corp.	3,286	86

Total Peru		86

UNITED STATES 98.4%

CONSUMER DISCRETIONARY 15.0%
Aaron’s, Inc.	18,499	414
Abercrombie & Fitch Co. ‘A’	29,857	806
Advance Auto Parts, Inc.	351	53
Amazon.com, Inc. (a)	5,852	3,955
American Eagle Outfitters, Inc.	38,373	595
Apollo Education Group, Inc. (a)	26,379	202
Aramark	2,689	87
Ascena Retail Group, Inc. (a)	2,925	29
AutoNation, Inc. (a)	2,761	165
AutoZone, Inc. (a)	371	275
Barnes & Noble, Inc.	9,004	78
Bed Bath & Beyond, Inc. (a)	24,757	1,194
Best Buy Co., Inc.	33,777	1,028
Big Lots, Inc.	17,633	680
Bloomin’ Brands, Inc.	23,239	392
Bob Evans Farms, Inc.	5,858	228
Boyd Gaming Corp. (a)	3,956	79
Brinker International, Inc.	3,927	188
Burlington Stores, Inc. (a)	9,769	419
Cabela’s, Inc. (a)	1,679	78
Cablevision Systems Corp. ‘A’	28,839	920
Caesars Entertainment Corp. (a)	21,689	171
Carnival Corp.	16,917	922
Carter’s, Inc.	539	48
CBS Corp. ‘B’	11,588	546
Charter Communications, Inc. ‘A’ (a)	358	65
Chico’s FAS, Inc.	30,131	321
Cinemark Holdings, Inc.	9,221	308
Coach, Inc.	41,921	1,372
Comcast Corp. ‘A’	51,052	2,881
Cooper Tire & Rubber Co.	1,923	73
Cracker Barrel Old Country Store, Inc.	1,393	177
CST Brands, Inc.	2,399	94
Dana Holding Corp.	3,115	43
DeVry Education Group, Inc.	10,550	267
Dick’s Sporting Goods, Inc.	2,028	72
Dillard’s, Inc. ‘A’	6,710	441

	SHARES	MARKET VALUE (000S)
Discovery Communications, Inc. ‘A’ (a)	5,890	$157
Dollar General Corp.	6,258	450
Dollar Tree, Inc. (a)	7,118	550
Domino’s Pizza, Inc.	744	83
Expedia, Inc.	2,818	350
Express, Inc. (a)	4,410	76
Foot Locker, Inc.	2,538	165
Ford Motor Co.	18,670	263
Fossil Group, Inc. (a)	9,056	331
GameStop Corp. ‘A’	20,175	566
Gap, Inc.	37,658	930
Genesco, Inc. (a)	5,201	296
Genuine Parts Co.	2,058	177
GNC Holdings, Inc. ‘A’	7,757	241
Graham Holdings Co. ‘B’	523	254
Guess?, Inc.	22,286	421
Hasbro, Inc.	7,506	506
Hilton Worldwide Holdings, Inc.	3,434	73
Home Depot, Inc.	37,688	4,984
Interpublic Group of Cos., Inc.	36,837	858
Kohl’s Corp.	38,374	1,828
L Brands, Inc.	10,104	968
Leggett & Platt, Inc.	2,389	100
Liberty Interactive Corp. ‘A’ (a)	26,681	729
Lowe’s Cos., Inc.	45,290	3,444
Macy’s, Inc.	17,615	616
Marriott International, Inc. ‘A’	1,120	75
Mattel, Inc.	35,907	976
McDonald’s Corp.	34,653	4,094
Murphy USA, Inc. (a)	5,199	316
NIKE, Inc. ‘B’	33,882	2,118
Nordstrom, Inc.	6,828	340
Norwegian Cruise Line Holdings Ltd. (a)	4,047	237
O’Reilly Automotive, Inc. (a)	3,265	827
Omnicom Group, Inc.	16,203	1,226
Outerwall, Inc.	5,684	208
Panera Bread Co. ‘A’ (a)	362	70
Ralph Lauren Corp.	4,619	515
Regal Entertainment Group ‘A’	13,872	262
Rent-A-Center, Inc.	18,012	270
Ross Stores, Inc.	7,134	384
Royal Caribbean Cruises Ltd.	5,702	577
Safeway Casa Ley CVR	38,866	5
Safeway PDC LLC CVR	38,866	2
Sally Beauty Holdings, Inc. (a)	5,416	151
Scholastic Corp.	2,102	81
Sears Holdings Corp. (a)	10,010	206
SeaWorld Entertainment, Inc.	27,660	545
Service Corp. International	1,838	48
Six Flags Entertainment Corp.	1,512	83
Staples, Inc.	103,836	983
Starbucks Corp.	9,169	550
Target Corp.	50,583	3,673
Tenneco, Inc. (a)	3,915	180
Time Warner Cable, Inc.	20,098	3,730

	SHARES	MARKET VALUE (000S)
Time Warner, Inc.	47,114	$3,047
Time, Inc.	23,144	363
TJX Cos., Inc.	6,889	488
Tractor Supply Co.	1,863	159
Tribune Media Co. ‘A’	8,830	298
Tupperware Brands Corp.	7,508	418
Urban Outfitters, Inc. (a)	7,417	169
VF Corp.	2,508	156
Viacom, Inc. ‘B’	35,026	1,442
Walt Disney Co.	23,907	2,512
Weight Watchers International, Inc. (a)	28,568	651
Wendy’s Co.	14,267	154
Whirlpool Corp.	874	128
Williams-Sonoma, Inc.	1,201	70
Wyndham Worldwide Corp.	8,031	583
Wynn Resorts Ltd.	5,526	382
Yum! Brands, Inc.	6,004	439

		73,273

CONSUMER STAPLES 9.6%
Altria Group, Inc.	41,441	2,412
Archer-Daniels-Midland Co.	2,854	105
Avon Products, Inc.	110,520	448
Bunge Ltd.	5,080	347
Campbell Soup Co.	1,120	59
Casey’s General Stores, Inc.	1,928	232
Clorox Co.	518	66
Coca-Cola Co.	69,700	2,994
Coca-Cola Enterprises, Inc.	13,539	667
Colgate-Palmolive Co.	12,512	834
ConAgra Foods, Inc.	18,837	794
Costco Wholesale Corp.	6,792	1,097
CVS Health Corp.	26,062	2,548
Dr Pepper Snapple Group, Inc.	11,881	1,107
Edgewell Personal Care Co.	794	62
Estee Lauder Cos., Inc. ‘A’	3,133	276
General Mills, Inc.	16,413	946
Herbalife Ltd. (a)	15,562	834
Ingredion, Inc.	1,223	117
JM Smucker Co.	4,003	494
Kellogg Co.	6,131	443
Kimberly-Clark Corp.	937	119
Kraft Heinz Co.	5,690	414
Kroger Co.	63,273	2,647
McCormick & Co., Inc.	931	80
Molson Coors Brewing Co. ‘B’	1,391	131
Mondelez International, Inc. ‘A’	40,980	1,837
Monster Beverage Corp. (a)	1,619	241
Nu Skin Enterprises, Inc. ‘A’	4,908	186
PepsiCo, Inc.	36,425	3,640
Philip Morris International, Inc.	60,770	5,342
Procter & Gamble Co.	65,031	5,164
Reynolds American, Inc.	22,294	1,029
Rite Aid Corp. (a)	91,372	716
SUPERVALU, Inc. (a)	14,115	96
Sysco Corp.	20,785	852

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	51

Schedule of Investments PIMCO RAE Fundamental US Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Universal Corp.	4,860	$272
Wal-Mart Stores, Inc.	88,705	5,438
Walgreens Boots Alliance, Inc.	19,145	1,630
Whole Foods Market, Inc.	5,276	177

		46,893

ENERGY 9.2%
Anadarko Petroleum Corp.	4,617	224
Apache Corp.	8,678	386
Archrock, Inc.	2,527	19
Baker Hughes, Inc.	6,609	305
Bill Barrett Corp. (a)	32,557	128
California Resources Corp.	193,993	452
Cameron International Corp. (a)	10,194	644
Chesapeake Energy Corp.	104,961	472
Chevron Corp.	120,485	10,839
ConocoPhillips	116,083	5,420
CONSOL Energy, Inc.	11,233	89
Devon Energy Corp.	10,753	344
Diamond Offshore Drilling, Inc.	8,353	176
Energen Corp.	5,797	238
Energy Ltd.	28,955	29
EOG Resources, Inc.	4,180	296
Exterran Corp. (a)	1,263	20
Exxon Mobil Corp.	177,007	13,798
Halliburton Co.	16,325	556
Hess Corp.	13,185	639
HollyFrontier Corp.	18,084	721
LinnCo LLC	14,352	15
Marathon Oil Corp.	90,201	1,136
Marathon Petroleum Corp.	20,192	1,047
Murphy Oil Corp.	23,985	538
National Oilwell Varco, Inc.	16,192	542
Newfield Exploration Co. (a)	9,761	318
Occidental Petroleum Corp.	23,767	1,607
Patterson-UTI Energy, Inc.	7,477	113
Peabody Energy Corp.	1,013	8
Phillips 66	3,572	292
Rowan Cos. PLC ‘A’	4,292	73
SandRidge Energy, Inc. (a)	26,107	5
Schlumberger Ltd.	14,423	1,006
SEACOR Holdings, Inc. (a)	4,160	219
Seventy Seven Energy, Inc. (a)	16,637	17
Spectra Energy Corp.	9,285	222
Stone Energy Corp. (a)	50,731	218
Tesoro Corp.	4,186	441
Unit Corp. (a)	8,746	107
Valero Energy Corp.	11,010	779
Whiting Petroleum Corp. (a)	20,915	197
WPX Energy, Inc. (a)	26,363	151

		44,846

FINANCIALS 12.3%
Aircastle Ltd.	6,193	129
Allstate Corp.	14,291	887
Ally Financial, Inc. (a)	9,629	179

	SHARES	MARKET VALUE (000S)
Ambac Financial Group, Inc. (a)	11,986	$169
American Equity Investment Life Holding Co.	9,023	217
American Express Co.	11,012	766
American Financial Group, Inc.	4,410	318
American International Group, Inc.	64,103	3,972
Assurant, Inc.	6,209	500
Bank of America Corp.	323,083	5,438
Bank of New York Mellon Corp.	8,662	357
BB&T Corp.	13,967	528
Berkshire Hathaway, Inc. ‘B’ (a)	3,836	507
BGC Partners, Inc. ‘A’	22,342	219
Capital One Financial Corp.	24,242	1,750
Capitol Federal Financial, Inc.	11,022	138
Chubb Corp.	13,061	1,732
CIT Group, Inc.	7,580	301
Citigroup, Inc.	87,820	4,545
Citizens Financial Group, Inc.	14,749	386
CME Group, Inc.	9,374	849
CoreLogic, Inc. (a)	4,705	159
Discover Financial Services	5,551	298
E*TRADE Financial Corp. (a)	8,686	257
Fifth Third Bancorp	43,409	873
First Horizon National Corp.	23,629	343
First Niagara Financial Group, Inc.	31,236	339
FNF Group	4,561	158
Goldman Sachs Group, Inc.	7,141	1,287
Great Western Bancorp, Inc.	5,957	173
Hartford Financial Services Group, Inc.	11,490	499
JPMorgan Chase & Co.	150,988	9,970
Kemper Corp.	3,257	121
Legg Mason, Inc.	9,944	390
Loews Corp.	13,323	512
Mastercard, Inc. ‘A’	15,953	1,553
McGraw Hill Financial, Inc.	4,464	440
MetLife, Inc.	1,558	75
NASDAQ, Inc.	7,169	417
New York Community Bancorp, Inc.	21,095	344
Northwest Bancshares, Inc.	7,457	100
OneMain Holdings, Inc. (a)	3,675	153
People’s United Financial, Inc.	27,991	452
PHH Corp. (a)	10,996	178
PNC Financial Services Group, Inc.	16,022	1,527
Primerica, Inc.	1,945	92
Progressive Corp.	5,426	173
Regions Financial Corp.	36,020	346
Reinsurance Group of America, Inc.	4,165	356
Santander Consumer USA Holdings, Inc. (a)	19,619	311
SLM Corp. (a)	66,379	433
StanCorp Financial Group, Inc.	951	108
State Street Corp.	2,994	199
SunTrust Banks, Inc.	6,922	297
Synchrony Financial (a)	13,884	422
Travelers Cos., Inc.	33,626	3,795
Trustmark Corp.	7,418	171
Unum Group	9,246	308

	SHARES	MARKET VALUE (000S)
Visa, Inc. ‘A’	40,477	$3,139
Voya Financial, Inc.	14,172	523
Walter Investment Management Corp. (a)	5,755	82
Wells Fargo & Co.	79,299	4,311
WR Berkley Corp.	1,263	69

		59,640

HEALTH CARE 12.0%
Abbott Laboratories	27,503	1,235
AbbVie, Inc.	28,024	1,660
Aetna, Inc.	16,625	1,798
Alere, Inc. (a)	2,478	97
Alexion Pharmaceuticals, Inc. (a)	1,164	222
AmerisourceBergen Corp.	3,445	357
Amgen, Inc.	20,976	3,405
Anthem, Inc.	25,011	3,488
Baxter International, Inc.	18,056	689
Becton Dickinson and Co.	5,947	916
Bio-Rad Laboratories, Inc. ‘A’ (a)	2,971	412
Biogen, Inc. (a)	3,222	987
Boston Scientific Corp. (a)	33,991	627
Bristol-Myers Squibb Co.	37,411	2,574
Cardinal Health, Inc.	5,588	499
Celgene Corp. (a)	13,747	1,646
Centene Corp. (a)	2,820	186
Cerner Corp. (a)	1,342	81
Charles River Laboratories International, Inc. (a)	1,584	127
Cigna Corp.	2,667	390
Community Health Systems, Inc. (a)	19,924	529
CR Bard, Inc.	2,501	474
DaVita HealthCare Partners, Inc. (a)	1,553	108
Edwards Lifesciences Corp. (a)	4,230	334
Eli Lilly & Co.	30,228	2,547
Envision Healthcare Holdings, Inc. (a)	7,597	197
Express Scripts Holding Co. (a)	10,970	959
Gilead Sciences, Inc.	20,391	2,063
Halyard Health, Inc. (a)	7,356	246
HCA Holdings, Inc. (a)	38,010	2,571
Health Net, Inc. (a)	8,384	574
Henry Schein, Inc. (a)	1,213	192
Hologic, Inc. (a)	2,541	98
Humana, Inc.	5,227	933
Illumina, Inc. (a)	985	189
Intuitive Surgical, Inc. (a)	154	84
Johnson & Johnson	48,611	4,993
Kindred Healthcare, Inc.	13,767	164
Laboratory Corp. of America Holdings (a)	580	72
LifePoint Hospitals, Inc. (a)	4,527	332
Magellan Health, Inc. (a)	5,564	343
Mallinckrodt PLC (a)	1,214	91
McKesson Corp.	3,662	722
MEDNAX, Inc. (a)	704	50
Merck & Co., Inc.	56,889	3,005

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
Mettler-Toledo International, Inc. (a)	235	$80
Mylan NV (a)	3,855	208
Owens & Minor, Inc.	5,199	187
Patterson Cos., Inc.	5,804	262
Pfizer, Inc.	201,503	6,505
Quest Diagnostics, Inc.	19,881	1,414
Quintiles Transnational Holdings, Inc. (a)	1,168	80
Regeneron Pharmaceuticals, Inc. (a)	788	428
St Jude Medical, Inc.	9,009	557
Stryker Corp.	3,796	353
Tenet Healthcare Corp. (a)	3,164	96
Thermo Fisher Scientific, Inc.	1,434	203
United Therapeutics Corp. (a)	1,037	162
UnitedHealth Group, Inc.	29,259	3,442
Universal Health Services, Inc. ‘B’	2,570	307
VCA, Inc. (a)	1,781	98
WellCare Health Plans, Inc. (a)	2,724	213
Zimmer Biomet Holdings, Inc.	4,236	435
Zoetis, Inc.	6,746	323

		58,619

INDUSTRIALS 7.6%
3M Co.	11,465	1,727
ADT Corp.	24,572	810
AGCO Corp.	8,617	391
Alaska Air Group, Inc.	4,416	356
Avis Budget Group, Inc. (a)	4,096	149
Boeing Co.	8,026	1,160
Brink’s Co.	4,303	124
Caterpillar, Inc.	20,165	1,370
CH Robinson Worldwide, Inc.	2,019	125
Cintas Corp.	1,350	123
Civeo Corp.	24,494	35
Clean Harbors, Inc. (a)	1,848	77
CSX Corp.	40,557	1,052
Cummins, Inc.	1,392	123
Danaher Corp.	9,069	842
Deere & Co.	24,539	1,872
Delta Air Lines, Inc.	2,375	120
Dover Corp.	5,273	323
Dun & Bradstreet Corp.	4,054	421
Emerson Electric Co.	26,874	1,285
Equifax, Inc.	1,083	121
Essendant, Inc.	2,232	73
FedEx Corp.	1,304	194
Flowserve Corp.	880	37
Fluor Corp.	6,976	329
FTI Consulting, Inc. (a)	4,725	164
GATX Corp.	3,476	148
General Dynamics Corp.	5,663	778
General Electric Co.	166,130	5,175
Harsco Corp.	9,544	75
HD Supply Holdings, Inc. (a)	2,680	81
Hertz Global Holdings, Inc. (a)	19,860	283

	SHARES	MARKET VALUE (000S)
Honeywell International, Inc.	9,262	$959
Illinois Tool Works, Inc.	10,023	929
Ingersoll-Rand PLC	6,040	334
Jacobs Engineering Group, Inc. (a)	984	41
JetBlue Airways Corp. (a)	33,052	749
KBR, Inc.	24,555	415
KLX, Inc. (a)	10,007	308
L-3 Communications Holdings, Inc.	3,197	382
Lockheed Martin Corp.	5,457	1,185
ManpowerGroup, Inc.	1,469	124
Norfolk Southern Corp.	10,789	913
Northrop Grumman Corp.	12,386	2,339
Orbital ATK, Inc.	1,015	91
Owens Corning	2,603	122
PACCAR, Inc.	1,269	60
Parker-Hannifin Corp.	1,833	178
Raytheon Co.	12,384	1,542
Republic Services, Inc.	13,960	614
Rexnord Corp. (a)	3,930	71
Rockwell Collins, Inc.	2,382	220
RR Donnelley & Sons Co.	27,360	403
Ryder System, Inc.	3,092	176
SkyWest, Inc.	14,365	273
Snap-on, Inc.	465	80
Southwest Airlines Co.	4,352	187
SPX Corp.	3,968	37
Tidewater, Inc.	4,497	31
Timken Co.	5,061	145
Towers Watson & Co. ‘A’	982	126
TransDigm Group, Inc. (a)	679	155
Union Pacific Corp.	13,199	1,032
United Continental Holdings, Inc. (a)	3,382	194
United Parcel Service, Inc. ‘B’	1,181	114
United Technologies Corp.	14,145	1,359
Waste Management, Inc.	20,328	1,085
WESCO International, Inc. (a)	1,665	73
WW Grainger, Inc.	399	81
YRC Worldwide, Inc. (a)	3,065	43

		37,113

INFORMATION TECHNOLOGY 19.9%
Activision Blizzard, Inc.	53,652	2,077
Alphabet, Inc. ‘A’ (a)	1,319	1,026
Alphabet, Inc. ‘C’ (a)	7,327	5,560
Amdocs Ltd.	7,937	433
Analog Devices, Inc.	1,107	61
Anixter International, Inc. (a)	6,247	377
Apple, Inc.	105,814	11,138
Applied Materials, Inc.	5,526	103
Arrow Electronics, Inc. (a)	11,167	605
Automatic Data Processing, Inc.	6,759	573
Avnet, Inc.	17,893	767
Booz Allen Hamilton Holding Corp.	21,145	652
Broadcom Corp. ‘A’	8,302	480

	SHARES	MARKET VALUE (000S)
Broadridge Financial Solutions, Inc.	3,216	$173
Brocade Communications Systems, Inc.	19,453	179
CA, Inc.	33,835	966
CACI International, Inc. ‘A’ (a)	3,733	346
CDW Corp.	1,196	50
Cisco Systems, Inc.	215,919	5,863
Citrix Systems, Inc. (a)	1,736	131
Cognizant Technology Solutions Corp. ‘A’ (a)	9,105	546
CommScope Holding Co., Inc. (a)	2,797	72
Convergys Corp.	8,549	213
Corning, Inc.	66,941	1,224
CSRA, Inc.	2,760	83
Diebold, Inc.	3,544	107
DST Systems, Inc.	839	96
eBay, Inc. (a)	15,212	418
EchoStar Corp. ‘A’ (a)	1,835	72
Electronic Arts, Inc. (a)	7,005	481
EMC Corp.	70,944	1,822
Facebook, Inc. ‘A’ (a)	6,218	651
Fairchild Semiconductor International, Inc. (a)	5,415	112
Fidelity National Information Services, Inc.	7,534	457
Fiserv, Inc. (a)	5,138	470
Flextronics International Ltd. (a)	26,750	300
FLIR Systems, Inc.	2,643	74
Global Payments, Inc.	5,543	358
Harris Corp.	6,971	606
Hewlett Packard Enterprise Co.	235,189	3,575
HP, Inc.	208,260	2,466
Ingram Micro, Inc. ‘A’	17,659	536
Intel Corp.	256,417	8,834
InterActiveCorp	8,477	509
International Business Machines Corp.	81,197	11,174
Intuit, Inc.	4,942	477
Jabil Circuit, Inc.	23,388	545
Juniper Networks, Inc.	34,557	954
Keysight Technologies, Inc. (a)	8,260	234
KLA-Tencor Corp.	4,129	286
Lam Research Corp.	3,592	285
Leidos Holdings, Inc.	7,157	403
Lexmark International, Inc. ‘A’	19,219	624
Maxim Integrated Products, Inc.	14,099	536
Microsoft Corp.	173,123	9,605
Motorola Solutions, Inc.	18,490	1,266
NCR Corp. (a)	4,904	120
NetApp, Inc.	18,587	493
NeuStar, Inc. ‘A’ (a)	14,020	336
NVIDIA Corp.	5,806	191
ON Semiconductor Corp. (a)	3,847	38
Oracle Corp.	95,455	3,487
Paychex, Inc.	4,173	221
Pitney Bowes, Inc.	23,701	489
Polycom, Inc. (a)	36,520	460
QLogic Corp. (a)	30,632	374

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	53

Schedule of Investments PIMCO RAE Fundamental US Fund (Cont.)

	SHARES	MARKET VALUE (000S)
QUALCOMM, Inc.	17,535	$876
Red Hat, Inc. (a)	970	80
Rovi Corp. (a)	8,122	135
SanDisk Corp.	1,686	128
Seagate Technology PLC	23,637	867
Skyworks Solutions, Inc.	2,127	163
Symantec Corp.	58,373	1,226
SYNNEX Corp.	583	52
Synopsys, Inc. (a)	2,860	130
Take-Two Interactive Software, Inc. (a)	5,703	199
Tech Data Corp. (a)	7,425	493
Teradata Corp. (a)	13,247	350
Teradyne, Inc.	5,069	105
Texas Instruments, Inc.	23,989	1,315
Total System Services, Inc.	1,430	71
Unisys Corp. (a)	12,089	134
Vishay Intertechnology, Inc.	31,690	382
Western Digital Corp.	1,888	113
Western Union Co.	61,458	1,101
Xerox Corp.	72,746	773
Yahoo!, Inc. (a)	5,778	192
Zynga, Inc. ‘A’ (a)	31,008	83

		97,208

MATERIALS 1.7%
Air Products & Chemicals, Inc.	2,510	327
Airgas, Inc.	3,176	439
Alcoa, Inc.	17,516	173
Armstrong World Industries, Inc. (a)	13,455	615
Ashland, Inc.	1,983	204
Ball Corp.	3,547	258
Bemis Co., Inc.	4,594	205
Berry Plastics Group, Inc. (a)	2,199	79
CF Industries Holdings, Inc.	10,845	443
Commercial Metals Co.	3,881	53
Dow Chemical Co.	17,772	915
E.I. du Pont de Nemours & Co.	15,244	1,015
Freeport-McMoRan, Inc.	40,627	275
Greif, Inc. ‘A’	2,357	73
LyondellBasell Industries NV ‘A’	6,640	577
Monsanto Co.	5,508	543
Mosaic Co.	16,481	455
Newmont Mining Corp.	44,484	800
Owens-Illinois, Inc. (a)	2,418	42
PPG Industries, Inc.	2,035	201
Praxair, Inc.	2,495	255

	SHARES	MARKET VALUE (000S)
Sherwin-Williams Co.	1,389	$361
Sonoco Products Co.	1,511	62

		8,370

TELECOMMUNICATION SERVICES 5.4%
AT&T, Inc.	444,294	15,288
CenturyLink, Inc.	83,965	2,113
Contra Leap Wireless	22,373	56
Frontier Communications Corp.	262,004	1,224
T-Mobile US, Inc. (a)	5,965	233
Telephone & Data Systems, Inc.	13,279	344
Verizon Communications, Inc.	138,954	6,422
West Corp.	4,381	95
Windstream Holdings, Inc.	76,040	490

		26,265

UTILITIES 5.7%
AES Corp.	20,258	194
AGL Resources, Inc.	1,754	112
Alliant Energy Corp.	857	54
Ameren Corp.	22,757	984
American Electric Power Co., Inc.	22,875	1,333
Atmos Energy Corp.	1,642	103
Avista Corp.	6,248	221
Calpine Corp. (a)	26,920	390
CenterPoint Energy, Inc.	36,430	669
CMS Energy Corp.	17,168	619
Consolidated Edison, Inc.	30,887	1,985
Dominion Resources, Inc.	6,404	433
DTE Energy Co.	12,106	971
Duke Energy Corp.	21,907	1,564
Edison International	16,442	974
El Paso Electric Co.	5,193	200
Entergy Corp.	25,754	1,761
Exelon Corp.	49,464	1,374
FirstEnergy Corp.	34,097	1,082
Great Plains Energy, Inc.	10,672	291
MDU Resources Group, Inc.	30,620	561
NextEra Energy, Inc.	8,164	848
NiSource, Inc.	10,984	214
ONE Gas, Inc.	5,086	255
Pepco Holdings, Inc.	22,262	579
PG&E Corp.	23,251	1,237
Pinnacle West Capital Corp.	11,229	724
PNM Resources, Inc.	10,631	325
Portland General Electric Co.	4,788	174
PPL Corp.	20,029	684

	SHARES	MARKET VALUE (000S)
Public Service Enterprise Group, Inc.	33,937	$1,313
SCANA Corp.	6,233	377
Sempra Energy	4,513	424
Southern Co.	40,151	1,879
Southwest Gas Corp.	4,410	243
TECO Energy, Inc.	28,612	762
UGI Corp.	4,133	140
Vectren Corp.	7,049	299
WEC Energy Group, Inc.	3,418	175
Westar Energy, Inc.	9,700	411
WGL Holdings, Inc.	2,656	167
Xcel Energy, Inc.	22,383	804

		27,909

Total United States		480,136

Total Common Stocks (Cost $413,167)		481,828

REAL ESTATE INVESTMENT TRUSTS 0.9%

UNITED STATES 0.9%

FINANCIALS 0.9%
American Capital Agency Corp.	20,731	360
Annaly Capital Management, Inc.	147,650	1,385
Columbia Property Trust, Inc.	11,383	267
Corrections Corp. of America	9,408	249
Digital Realty Trust, Inc.	1,472	111
Hatteras Financial Corp.	18,879	248
Iron Mountain, Inc.	23,062	623
Mack-Cali Realty Corp.	2,187	51
MFA Financial, Inc.	15,120	100
New Residential Investment Corp.	12,321	150
Outfront Media, Inc.	11,731	256
Piedmont Office Realty Trust, Inc. ‘A’	10,291	194
Simon Property Group, Inc.	1,203	234
Two Harbors Investment Corp.	6,265	51

		4,279

Total Real Estate Investment Trusts (Cost $4,812)		4,279

Total Investments in Securities (Cost $417,979)		486,107

Total Investments 99.6% (Cost $417,979)		$486,107

Other Assets and Liabilities, net 0.4%		1,877

Net Assets 100.0%		$487,984

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Common Stocks
Ireland
Financials	$98	$0	$0	$98
Information Technology	1,508	0	0	1,508
Peru
Materials	86	0	0	86
United States
Consumer Discretionary	73,266	0	7	73,273
Consumer Staples	46,893	0	0	46,893
Energy	44,846	0	0	44,846

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financials	$59,640	$0	$0	$59,640
Health Care	58,619	0	0	58,619
Industrials	37,113	0	0	37,113
Information Technology	97,208	0	0	97,208
Materials	8,370	0	0	8,370
Telecommunication Services	26,209	0	56	26,265
Utilities	27,909	0	0	27,909
Real Estate Investment Trusts
United States
Financials	4,279	0	0	4,279

Total Investments	$486,044	$0	$63	$486,107

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	55

Schedule of Investments PIMCO RAE Fundamental US Small Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

COMMON STOCKS 95.2%

UNITED KINGDOM 0.1%

HEALTH CARE 0.1%
LivaNova PLC (a)	1,358	$81

MATERIALS 0.0%
Ferroglobe PLC	2,716	29

Total United Kingdom		110

UNITED STATES 95.1%

CONSUMER DISCRETIONARY 19.9%
1-800-Flowers.com, Inc. ‘A’ (a)	6,880	50
2U, Inc. (a)	707	20
A H Belo Corp. ‘A’	667	3
Aeropostale, Inc. (a)	5,027	1
AMC Entertainment Holdings, Inc. ‘A’	9,534	229
America’s Car-Mart, Inc. (a)	2,330	62
American Axle & Manufacturing Holdings, Inc. (a)	2,464	47
American Public Education, Inc. (a)	6,060	113
Arctic Cat, Inc.	4,873	80
Asbury Automotive Group, Inc. (a)	2,176	147
Ascent Capital Group, Inc. ‘A’ (a)	4,536	76
Barnes & Noble, Inc.	20,404	178
Bassett Furniture Industries, Inc.	3,373	85
bebe stores, Inc.	17,042	10
Big 5 Sporting Goods Corp.	10,765	108
Biglari Holdings, Inc. (a)	98	32
BJ’s Restaurants, Inc. (a)	5,290	230
Blue Nile, Inc. (a)	1,273	47
Boot Barn Holdings, Inc. (a)	488	6
Boyd Gaming Corp. (a)	30,805	612
Bravo Brio Restaurant Group, Inc. (a)	6,130	55
Bridgepoint Education, Inc. (a)	6,591	50
Bright Horizons Family Solutions, Inc. (a)	2,018	135
Buckle, Inc.	11,552	356
Build-A-Bear Workshop, Inc. (a)	3,392	41
CalAtlantic Group, Inc.	532	20
Caleres, Inc.	12,132	325
Callaway Golf Co.	11,060	104
Capella Education Co.	5,696	263
Career Education Corp. (a)	18,783	68
Carrols Restaurant Group, Inc. (a)	17,421	204
Cato Corp. ‘A’	6,681	246
Cheesecake Factory, Inc.	3,347	154
Chegg, Inc. (a)	4,120	28
Children’s Place, Inc.	8,205	453
Choice Hotels International, Inc.	5,446	275
Christopher & Banks Corp. (a)	8,699	14
Churchill Downs, Inc.	406	57
Citi Trends, Inc.	7,495	159
Clear Channel Outdoor Holdings, Inc. ‘A’ (a)	9,912	55
ClubCorp Holdings, Inc.	5,594	102
Collectors Universe, Inc.	952	15

	SHARES	MARKET VALUE (000S)
Columbia Sportswear Co.	3,897	$190
Conn’s, Inc. (a)	5,392	127
Container Store Group, Inc. (a)	10,435	86
Cooper-Standard Holding, Inc. (a)	3,004	233
Core-Mark Holding Co., Inc.	3,690	302
Crocs, Inc. (a)	32,720	335
Crown Media Holdings, Inc. (a)	3,585	20
CSS Industries, Inc.	1,910	54
Cumulus Media, Inc. ‘A’ (a)	11,787	4
Dave & Buster’s Entertainment, Inc. (a)	2,484	104
Del Frisco’s Restaurant Group, Inc. (a)	995	16
Denny’s Corp. (a)	20,628	203
Destination Maternity Corp.	4,309	38
Destination XL Group, Inc. (a)	13,394	74
Diamond Resorts International, Inc. (a)	4,324	110
DineEquity, Inc.	2,315	196
Dorman Products, Inc. (a)	410	19
DreamWorks Animation SKG, Inc. ‘A’ (a)	2,895	75
Drew Industries, Inc.	971	59
El Pollo Loco Holdings, Inc. (a)	2,532	32
Entercom Communications Corp. ‘A’ (a)	4,385	49
Eros International PLC (a)	4,410	40
Ethan Allen Interiors, Inc.	3,347	93
EVINE Live, Inc. (a)	8,647	15
EW Scripps Co. ‘A’	2,532	48
Express, Inc. (a)	14,191	245
Extended Stay America, Inc.	6,001	95
Famous Dave’s of America, Inc. (a)	822	6
Federal-Mogul Holdings Corp. (a)	1,869	13
Fiesta Restaurant Group, Inc. (a)	2,330	78
Finish Line, Inc. ‘A’	21,450	388
Five Below, Inc. (a)	1,073	34
Flexsteel Industries, Inc.	963	43
Francesca’s Holdings Corp. (a)	5,143	90
Fred’s, Inc.	11,223	184
FTD Cos., Inc. (a)	4,629	121
Fuel Systems Solutions, Inc. (a)	6,799	33
G-III Apparel Group Ltd. (a)	938	41
GoPro, Inc. ‘A’ (a)	1,373	25
Grand Canyon Education, Inc. (a)	263	11
Groupon, Inc. (a)	28,278	87
Harte-Hanks, Inc.	10,286	33
Haverty Furniture Cos., Inc.	5,365	115
hhgregg, Inc. (a)	7,294	27
Hibbett Sports, Inc. (a)	4,591	139
Hooker Furniture Corp.	2,700	68
Houghton Mifflin Harcourt Co. (a)	5,005	109
HSN, Inc.	3,510	178
Hyatt Hotels Corp. ‘A’ (a)	2,927	138
Iconix Brand Group, Inc. (a)	3,397	23
Installed Building Products, Inc. (a)	868	22
International Speedway Corp. ‘A’	5,856	197
Interval Leisure Group, Inc.	2,902	45

	SHARES	MARKET VALUE (000S)
Isle of Capri Casinos, Inc. (a)	14,228	$198
Jamba, Inc. (a)	2,765	37
Jindal Steel & Power Ltd. (a)	23,507	187
Johnson Outdoors, Inc. ‘A’	189	4
K12, Inc. (a)	12,437	109
Kirkland’s, Inc.	3,909	57
La Quinta Holdings, Inc. (a)	3,928	53
La-Z-Boy, Inc.	1,609	39
Lands’ End, Inc. (a)	18,629	437
Lee Enterprises, Inc. (a)	14,752	25
LGI Homes, Inc. (a)	645	16
Libbey, Inc.	4,972	106
Liberty TripAdvisor Holdings, Inc. ‘A’ (a)	11,912	361
LifeLock, Inc. (a)	3,010	43
Lifetime Brands, Inc.	380	5
Lions Gate Entertainment Corp.	881	29
Lithia Motors, Inc. ‘A’	207	22
Loral Space & Communications, Inc. (a)	2,076	84
Lumber Liquidators Holdings, Inc. (a)	11,067	192
Marcus Corp.	4,741	90
Marriott Vacations Worldwide Corp.	3,564	203
Mattress Firm Holding Corp. (a)	1,732	77
MDC Holdings, Inc.	1,046	27
Meritage Homes Corp. (a)	2,581	88
Metaldyne Performance Group, Inc.	1,469	27
Michaels Cos., Inc. (a)	9,957	220
Modine Manufacturing Co. (a)	5,195	47
Monarch Casino & Resort, Inc. (a)	2,074	47
Monro Muffler Brake, Inc.	2,068	137
Movado Group, Inc.	4,812	124
MSG Networks, Inc. ‘A’ (a)	956	20
NACCO Industries, Inc. ‘A’	1,435	61
National CineMedia, Inc.	15,801	248
Nautilus, Inc. (a)	2,311	39
Nexstar Broadcasting Group, Inc. ‘A’	1,123	66
Noodles & Co. (a)	4,088	40
Nutrisystem, Inc.	8,764	190
Overstock.com, Inc. (a)	2,082	26
Oxford Industries, Inc.	2,475	158
Pacific Sunwear of California, Inc. (a)	23,256	6
Papa John’s International, Inc.	3,236	181
Papa Murphy’s Holdings, Inc. (a)	1,654	19
Party City Holdco, Inc. (a)	1,699	22
Penn National Gaming, Inc. (a)	43,954	704
Pep Boys-Manny Moe & Jack (a)	19,213	354
Perry Ellis International, Inc. (a)	6,043	111
PetMed Express, Inc.	8,095	139
Pier 1 Imports, Inc.	70,419	358
Pinnacle Entertainment, Inc. (a)	947	29
Popeyes Louisiana Kitchen, Inc. (a)	1,134	66
Potbelly Corp. (a)	8,797	103
Radio One, Inc. ‘D’ (a)	4,072	7
Reading International, Inc. ‘A’ (a)	1,648	22
Red Robin Gourmet Burgers, Inc. (a)	1,276	79

56	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
Regis Corp. (a)	19,542	$276
Ruby Tuesday, Inc. (a)	5,942	33
Ruth’s Hospitality Group, Inc.	7,075	113
Scholastic Corp.	5,485	211
Sears Hometown and Outlet Stores, Inc. (a)	4,157	33
Select Comfort Corp. (a)	10,811	231
ServiceMaster Global Holdings, Inc. (a)	924	36
Shoe Carnival, Inc.	4,022	93
Sinclair Broadcast Group, Inc. ‘A’	1,334	43
Sizmek, Inc. (a)	2,731	10
Skechers U.S.A., Inc. ‘A’ (a)	6,353	192
Smith & Wesson Holding Corp. (a)	13,127	289
Sonic Automotive, Inc. ‘A’	5,844	133
Sonic Corp.	3,409	110
Sotheby’s	4,684	121
Speedway Motorsports, Inc.	2,876	60
Sportsman’s Warehouse Holdings, Inc. (a)	7,065	91
Stage Stores, Inc.	8,941	81
Standard Motor Products, Inc.	2,040	78
Stein Mart, Inc.	9,576	64
Steven Madden Ltd. (a)	3,611	109
Stoneridge, Inc. (a)	4,102	61
Strayer Education, Inc. (a)	7,885	474
Sturm Ruger & Co., Inc.	3,721	222
Superior Industries International, Inc.	4,332	80
Taylor Morrison Home Corp. ‘A’ (a)	935	15
Texas Roadhouse, Inc.	11,016	394
Tile Shop Holdings, Inc. (a)	3,519	58
Tilly’s, Inc. ‘A’ (a)	5,947	39
Tower International, Inc.	3,560	102
Town Sports International Holdings, Inc. (a)	9,061	11
Townsquare Media, Inc. ‘A’ (a)	506	6
Tuesday Morning Corp. (a)	6,014	39
Tumi Holdings, Inc. (a)	1,878	31
Universal Technical Institute, Inc.	3,980	19
Vera Bradley, Inc. (a)	9,459	149
Vince Holding Corp. (a)	5,879	27
Vitamin Shoppe, Inc. (a)	7,846	257
VOXX International Corp. (a)	2,663	14
West Marine, Inc. (a)	1,216	10
Weyco Group, Inc.	68	2
Wolverine World Wide, Inc.	2,254	38
World Wrestling Entertainment, Inc. ‘A’	6,187	110
Zumiez, Inc. (a)	3,191	48

		21,177

CONSUMER STAPLES 4.5%
Alliance One International, Inc. (a)	3,571	41
Andersons, Inc.	1,494	47
B&G Foods, Inc.	3,721	130
Boston Beer Co., Inc. ‘A’ (a)	404	82
Cal-Maine Foods, Inc.	2,784	129
Central Garden & Pet Co. ‘A’ (a)	17,899	243

	SHARES	MARKET VALUE (000S)
Coca-Cola Bottling Co. Consolidated	1,336	$244
Coty, Inc. ‘A’	9,551	245
Elizabeth Arden, Inc. (a)	15,015	149
Fresh Del Monte Produce, Inc.	8,683	338
Fresh Market, Inc. (a)	3,780	89
HRG Group, Inc. (a)	27,434	372
Ingles Markets, Inc. ‘A’	11,264	497
Inter Parfums, Inc.	3,750	89
J&J Snack Foods Corp.	638	74
John B Sanfilippo & Son, Inc.	1,380	75
Lancaster Colony Corp.	677	78
Medifast, Inc.	4,164	126
National Beverage Corp. (a)	2,457	112
Nutraceutical International Corp. (a)	1,195	31
Omega Protein Corp. (a)	8,763	195
Pilgrim’s Pride Corp.	1,198	26
Post Holdings, Inc. (a)	948	58
PriceSmart, Inc.	1,238	103
Revlon, Inc. ‘A’ (a)	746	21
Sanderson Farms, Inc.	469	36
Seaboard Corp. (a)	22	64
Smart & Final Stores, Inc. (a)	4,761	87
Snyder’s-Lance, Inc.	3,180	109
SpartanNash Co.	9,575	207
Spectrum Brands Holdings, Inc.	934	95
USANA Health Sciences, Inc. (a)	783	100
Vector Group Ltd.	9,685	228
Village Super Market, Inc. ‘A’	1,040	27
WD-40 Co.	1,083	107
Weis Markets, Inc.	2,375	105

		4,759

ENERGY 3.9%
Alon USA Energy, Inc.	6,853	102
Antero Resources Corp. (a)	1,992	43
Basic Energy Services, Inc. (a)	17,805	48
Bonanza Creek Energy, Inc. (a)	22,393	118
C&J Energy Services Ltd. (a)	6,454	31
CARBO Ceramics, Inc.	10,426	179
Carrizo Oil & Gas, Inc. (a)	3,464	102
Clayton Williams Energy, Inc. (a)	1,556	46
Contango Oil & Gas Co. (a)	2,327	15
CVR Energy, Inc.	6,208	244
Delek U.S. Holdings, Inc.	8,191	202
Enbridge Energy Management LLC (a)	3,184	71
EP Energy Corp. ‘A’ (a)	32,850	144
Era Group, Inc. (a)	5,940	66
EXCO Resources, Inc. (a)	31,828	39
Fairmount Santrol Holdings, Inc. (a)	23,107	54
Forum Energy Technologies, Inc. (a)	11,917	149
Geospace Technologies Corp. (a)	11,976	169
Green Plains, Inc.	1,077	25
Gulf Island Fabrication, Inc.	2,959	31
Gulfmark Offshore, Inc. ‘A’	15,298	71
Hallador Energy Co.	3,301	15

	SHARES	MARKET VALUE (000S)
Helix Energy Solutions Group, Inc. (a)	32,229	$170
Hornbeck Offshore Services, Inc. (a)	5,369	53
ION Geophysical Corp. (a)	32,789	17
Key Energy Services, Inc. (a)	33,366	16
Kosmos Energy Ltd. (a)	7,657	40
Laredo Petroleum, Inc. (a)	21,877	175
Matador Resources Co. (a)	4,290	85
Matrix Service Co. (a)	769	16
McDermott International, Inc. (a)	29,998	101
Memorial Resource Development Corp. (a)	2,521	41
Natural Gas Services Group, Inc. (a)	1,588	35
Newpark Resources, Inc. (a)	19,360	102
Northern Oil and Gas, Inc. (a)	43,826	169
Nuverra Environmental Solutions, Inc. (a)	3,453	2
Oasis Petroleum, Inc. (a)	1,028	8
Pacific Drilling S.A. (a)	20,621	17
Panhandle Oil and Gas, Inc. ‘A’	1,320	21
Parker Drilling Co. (a)	53,990	98
Parsley Energy, Inc. ‘A’ (a)	1,868	34
PDC Energy, Inc. (a)	1,728	92
Penn Virginia Corp. (a)	9,754	3
PHI, Inc. (a)	1,325	22
Pioneer Energy Services Corp. (a)	9,905	22
Renewable Energy Group, Inc. (a)	7,522	70
REX American Resources Corp. (a)	245	13
Rex Energy Corp. (a)	12,632	13
Rice Energy, Inc. (a)	1,467	16
RPC, Inc.	10,002	120
RSP Permian, Inc. (a)	1,361	33
Sanchez Energy Corp. (a)	17,806	77
Tesco Corp.	13,178	95
TETRA Technologies, Inc. (a)	27,404	206
U.S. Silica Holdings, Inc.	580	11
Ultra Petroleum Corp. (a)	9,055	23
VAALCO Energy, Inc. (a)	12,786	20
W&T Offshore, Inc.	57,347	132
Westmoreland Coal Co. (a)	2,664	16
Willbros Group, Inc. (a)	5,328	14

		4,162

FINANCIALS 11.9%
1st Source Corp.	2,310	71
Access National Corp.	646	13
Alexander & Baldwin, Inc.	649	23
AMERISAFE, Inc.	336	17
AmTrust Financial Services, Inc.	1,185	73
Arrow Financial Corp.	2,976	81
Astoria Financial Corp.	13,215	209
Baldwin & Lyons, Inc. ‘B’	926	22
BancFirst Corp.	570	33
Bancorp, Inc. (a)	6,473	41
Bank Mutual Corp.	5,597	44
Bank of Marin Bancorp	35	2
Bank of the Ozarks, Inc.	580	29

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	57

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Beneficial Bancorp, Inc. (a)	4,168	$56
Berkshire Hills Bancorp, Inc.	2,944	86
BOK Financial Corp.	4,283	256
Brookline Bancorp, Inc.	11,661	134
Bryn Mawr Bank Corp.	706	20
Calamos Asset Management, Inc. ‘A’	7,798	76
Camden National Corp.	741	33
Capital Bank Financial Corp. ‘A’	3,590	115
Cash America International, Inc.	15,192	455
Cathay General Bancorp	664	21
Charter Financial Corp.	637	8
Chemical Financial Corp.	2,092	72
City Holding Co.	2,277	104
CNA Financial Corp.	5,539	195
Columbia Banking System, Inc.	1,260	41
Community Bank System, Inc.	2,080	83
Community Trust Bancorp, Inc.	2,594	91
Consumer Portfolio Services, Inc. (a)	8,138	42
Cowen Group, Inc. ‘A’ (a)	6,183	24
Crawford & Co. ‘B’	2,484	13
Credit Acceptance Corp. (a)	1,380	295
Customers Bancorp, Inc. (a)	1,410	38
Dime Community Bancshares, Inc.	6,179	108
Eagle Bancorp, Inc. (a)	777	39
eHealth, Inc. (a)	10,740	107
EMC Insurance Group, Inc.	792	20
Employers Holdings, Inc.	6,747	184
Enova International, Inc. (a)	11,883	79
Enterprise Financial Services Corp.	1,357	39
Ezcorp, Inc. ‘A’ (a)	20,943	105
FBL Financial Group, Inc. ‘A’	2,798	178
FBR & Co.	1,789	36
FCB Financial Holdings, Inc. ‘A’ (a)	1,970	71
Federal Agricultural Mortgage Corp. ‘C’	515	16
Fidelity & Guaranty Life	9,667	245
Fidelity Southern Corp.	3,527	79
Financial Institutions, Inc.	2,429	68
First Bancorp	2,423	45
First Busey Corp.	2,409	50
First Cash Financial Services, Inc. (a)	1,824	68
First Commonwealth Financial Corp.	8,235	75
First Community Bancshares, Inc.	3,392	63
First Connecticut Bancorp, Inc.	1,446	25
First Defiance Financial Corp.	1,370	52
First Financial Bancorp	10,994	199
First Financial Corp.	2,251	77
First Interstate BancSystem, Inc. ‘A’	2,037	59
First Midwest Bancorp, Inc.	1,397	26
First NBC Bank Holding Co. (a)	761	28
First of Long Island Corp.	982	29
Flushing Financial Corp.	5,009	108
Forestar Group, Inc. (a)	3,606	39
GAIN Capital Holdings, Inc.	4,716	38
German American Bancorp, Inc.	593	20
GFI Group, Inc. (a)	10,665	65
Great Southern Bancorp, Inc.	2,258	102

	SHARES	MARKET VALUE (000S)
Great Western Bancorp, Inc.	6,307	$183
Greenhill & Co., Inc.	2,313	66
GSV Capital Corp. (a)	7,066	66
Heartland Financial USA, Inc.	2,079	65
Heritage Insurance Holdings, Inc.	2,443	53
HFF, Inc. ‘A’	2,587	80
Hilltop Holdings, Inc. (a)	5,260	101
HomeStreet, Inc. (a)	2,658	58
HomeTrust Bancshares, Inc. (a)	1,759	36
Horace Mann Educators Corp.	694	23
Horizon Bancorp	1,141	32
Independent Bank Corp.	885	41
Infinity Property & Casualty Corp.	2,051	169
International Bancshares Corp.	2,161	56
INTL. FCStone, Inc. (a)	3,701	124
Investment Technology Group, Inc.	3,482	59
Janus Capital Group, Inc.	8,184	115
Kansas City Life Insurance Co.	259	10
KCG Holdings, Inc. ‘A’ (a)	25,005	308
Lakeland Bancorp, Inc.	3,594	42
LegacyTexas Financial Group, Inc.	785	20
LendingTree, Inc. (a)	415	37
MainSource Financial Group, Inc.	2,727	62
Marlin Business Services Corp.	2,080	33
MB Financial, Inc.	324	11
Mercury General Corp.	3,859	180
Meridian Bancorp, Inc.	1,403	20
Metro Bancorp, Inc.	940	30
Morningstar, Inc.	1,804	145
National Bank Holdings Corp. ‘A’	5,662	121
National Bankshares, Inc.	59	2
National General Holdings Corp.	919	20
National Penn Bancshares, Inc.	3,211	40
National Western Life Group, Inc. ‘A’	308	78
Navigators Group, Inc. (a)	1,015	87
NBT Bancorp, Inc.	6,955	194
Nelnet, Inc. ‘A’	6,202	208
NMI Holdings, Inc. ‘A’ (a)	5,716	39
Northfield Bancorp, Inc.	7,156	114
Northwest Bancshares, Inc.	15,553	208
OceanFirst Financial Corp.	2,084	42
Old National Bancorp	6,966	94
OneBeacon Insurance Group Ltd. ‘A’	8,170	101
OneMain Holdings, Inc. (a)	2,801	116
Oppenheimer Holdings, Inc. ‘A’	716	12
Oritani Financial Corp.	3,870	64
Pacific Premier Bancorp, Inc. (a)	1,313	28
Park National Corp.	1,614	146
PennyMac Financial Services, Inc. ‘A’ (a)	1,300	20
Peoples Bancorp, Inc.	816	15
Phoenix Cos., Inc. (a)	1,330	49
Pinnacle Financial Partners, Inc.	1,124	58
Piper Jaffray Cos. (a)	2,534	102
Preferred Bank	591	20
PrivateBancorp, Inc.	303	12
Provident Financial Services, Inc.	6,495	131

	SHARES	MARKET VALUE (000S)
RE/MAX Holdings, Inc. ‘A’	3,419	$128
Regional Management Corp. (a)	5,407	84
Renasant Corp.	1,400	48
Republic Bancorp, Inc. ‘A’	2,561	68
RLI Corp.	2,479	153
RMR Group, Inc. ‘A’	98	1
S&T Bancorp, Inc.	1,272	39
Safety Insurance Group, Inc.	2,505	141
Sandy Spring Bancorp, Inc.	2,308	62
Selective Insurance Group, Inc.	1,856	62
ServisFirst Bancshares, Inc.	1,676	80
Sierra Bancorp	129	2
Simmons First National Corp. ‘A’	426	22
South State Corp.	309	22
Southside Bancshares, Inc.	1,102	27
State Bank Financial Corp.	2,382	50
Stewart Information Services Corp.	1,063	40
Stock Yards Bancorp, Inc.	1,237	47
Stonegate Bank	1,171	39
Stonegate Mortgage Corp. (a)	2,073	11
Suffolk Bancorp	1,247	35
Talmer Bancorp, Inc. ‘A’	11,093	201
Territorial Bancorp, Inc.	2,291	64
Tompkins Financial Corp.	1,607	90
Towne Bank	553	12
TriState Capital Holdings, Inc. (a)	3,098	43
TrustCo Bank Corp.	17,214	106
United Bankshares, Inc.	685	25
United Fire Group, Inc.	1,767	68
United Insurance Holdings Corp.	592	10
Universal Insurance Holdings, Inc.	3,750	87
Univest Corp. of Pennsylvania	3,183	66
Walker & Dunlop, Inc. (a)	2,542	73
Washington Trust Bancorp, Inc.	1,217	48
Waterstone Financial, Inc.	4,404	62
WesBanco, Inc.	709	21
Westamerica BanCorp.	3,374	158
Westwood Holdings Group, Inc.	606	32
World Acceptance Corp. (a)	12,679	470
WSFS Financial Corp.	1,198	39
Yadkin Financial Corp.	710	18

		12,658

HEALTH CARE 11.4%
Abaxis, Inc.	1,196	67
ABIOMED, Inc. (a)	1,090	98
Acceleron Pharma, Inc. (a)	485	24
Aceto Corp.	721	19
Acorda Therapeutics, Inc. (a)	2,873	123
Addus HomeCare Corp. (a)	1,169	27
Affymetrix, Inc. (a)	11,868	120
Air Methods Corp. (a)	2,473	104
Akorn, Inc. (a)	1,172	44
Alliance HealthCare Services, Inc. (a)	1,410	13
Almost Family, Inc. (a)	3,358	128
AMAG Pharmaceuticals, Inc. (a)	1,652	50

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
Amedisys, Inc. (a)	11,347	$446
AMN Healthcare Services, Inc. (a)	2,926	91
Amphastar Pharmaceuticals, Inc. (a)	3,692	53
Anacor Pharmaceuticals, Inc. (a)	974	110
Analogic Corp.	1,402	116
AngioDynamics, Inc. (a)	9,542	116
Anika Therapeutics, Inc. (a)	703	27
Array BioPharma, Inc. (a)	6,295	27
BioScrip, Inc. (a)	24,529	43
BioTelemetry, Inc. (a)	2,949	34
Bruker Corp. (a)	14,582	354
Cambrex Corp. (a)	4,348	205
Cantel Medical Corp.	2,174	135
Capital Senior Living Corp. (a)	1,984	41
Cardiovascular Systems, Inc. (a)	1,294	20
Catalent, Inc. (a)	2,400	60
Chemed Corp.	3,344	501
Chimerix, Inc. (a)	1,250	11
Civitas Solutions, Inc. (a)	2,955	85
Computer Programs & Systems, Inc.	1,099	55
CONMED Corp.	4,494	198
Cross Country Healthcare, Inc. (a)	3,025	50
Cynosure, Inc. ‘A’ (a)	2,681	120
Depomed, Inc. (a)	4,378	79
Diplomat Pharmacy, Inc. (a)	630	22
Emergent BioSolutions, Inc. (a)	6,085	243
Ensign Group, Inc.	3,633	82
Exactech, Inc. (a)	3,050	55
Exelixis, Inc. (a)	1,677	9
Five Star Quality Care, Inc. (a)	14,703	47
Genomic Health, Inc. (a)	987	35
Globus Medical, Inc. ‘A’ (a)	5,998	167
Greatbatch, Inc. (a)	2,862	150
Haemonetics Corp. (a)	5,119	165
Hanger, Inc. (a)	13,998	230
HealthEquity, Inc. (a)	772	19
Healthways, Inc. (a)	7,861	101
HeartWare International, Inc. (a)	798	40
HMS Holdings Corp. (a)	9,933	123
ICU Medical, Inc. (a)	1,664	188
Impax Laboratories, Inc. (a)	578	25
IMS Health Holdings, Inc. (a)	1,270	32
INC Research Holdings, Inc. ‘A’ (a)	416	20
Insulet Corp. (a)	2,241	85
Integra LifeSciences Holdings Corp. (a)	5,246	356
Invacare Corp.	9,296	162
K2M Group Holdings, Inc. (a)	1,002	20
Landauer, Inc.	686	23
Lannett Co., Inc. (a)	1,326	53
LDR Holding Corp. (a)	1,322	33
LeMaitre Vascular, Inc.	1,497	26
LHC Group, Inc. (a)	3,482	158
Ligand Pharmaceuticals, Inc. (a)	689	75
Luminex Corp. (a)	2,445	52
Masimo Corp. (a)	10,919	453
MedAssets, Inc. (a)	17,808	551

	SHARES	MARKET VALUE (000S)
Medicines Co. (a)	5,729	$214
Meridian Bioscience, Inc.	4,610	95
Merit Medical Systems, Inc. (a)	9,009	167
Molina Healthcare, Inc. (a)	1,306	79
Momenta Pharmaceuticals, Inc. (a)	505	7
Myriad Genetics, Inc. (a)	5,635	243
National HealthCare Corp.	1,075	66
Natus Medical, Inc. (a)	3,294	158
Nektar Therapeutics (a)	6,884	116
Neogen Corp. (a)	2,255	127
NuVasive, Inc. (a)	3,395	184
NxStage Medical, Inc. (a)	3,341	73
Omnicell, Inc. (a)	2,707	84
OraSure Technologies, Inc. (a)	3,054	20
Pacira Pharmaceuticals, Inc. (a)	865	66
PDL BioPharma, Inc.	89,619	317
PharMerica Corp. (a)	7,376	258
Phibro Animal Health Corp. ‘A’	1,553	47
PRA Health Sciences, Inc. (a)	1,055	48
Premier, Inc. ‘A’ (a)	2,193	77
Prestige Brands Holdings, Inc. (a)	2,134	110
Providence Service Corp. (a)	1,304	61
Quality Systems, Inc.	14,952	241
Quidel Corp. (a)	1,536	33
RadNet, Inc. (a)	18,230	113
Repligen Corp. (a)	2,546	72
Rigel Pharmaceuticals, Inc. (a)	7,648	23
RTI Surgical, Inc. (a)	6,556	26
Sagent Pharmaceuticals, Inc. (a)	1,538	24
SciClone Pharmaceuticals, Inc. (a)	6,309	58
Select Medical Holdings Corp.	42,344	504
Spectrum Pharmaceuticals, Inc. (a)	10,071	61
Surgical Care Affiliates, Inc. (a)	7,587	302
SurModics, Inc. (a)	4,740	96
U.S. Physical Therapy, Inc.	760	41
Universal American Corp.	14,116	99
Vascular Solutions, Inc. (a)	945	32
Veeva Systems, Inc. ‘A’ (a)	2,789	80
VWR Corp. (a)	833	24
Zeltiq Aesthetics, Inc. (a)	1,861	53

		12,093

INDUSTRIALS 14.3%
AAON, Inc.	1,474	34
AAR Corp.	7,408	195
ABM Industries, Inc.	10,208	291
ACCO Brands Corp. (a)	24,915	178
Actuant Corp. ‘A’	11,532	276
Advanced Drainage Systems, Inc.	3,351	81
Advisory Board Co. (a)	1,391	69
Aerovironment, Inc. (a)	2,555	75
Air Transport Services Group, Inc. (a)	10,589	107
Alamo Group, Inc.	1,117	58
Albany International Corp. ‘A’	3,809	139
Allegiant Travel Co.	611	103
Altra Industrial Motion Corp.	1,806	45

	SHARES	MARKET VALUE (000S)
AMERCO	142	$55
Ameresco, Inc. ‘A’ (a)	2,000	12
American Science & Engineering, Inc.	3,646	151
American Woodmark Corp. (a)	623	50
Apogee Enterprises, Inc.	2,061	90
Applied Industrial Technologies, Inc.	9,547	387
ARC Document Solutions, Inc. (a)	6,138	27
ArcBest Corp.	516	11
Astec Industries, Inc.	1,918	78
AZZ, Inc.	693	39
Barnes Group, Inc.	4,151	147
Barrett Business Services, Inc.	789	34
Beacon Roofing Supply, Inc. (a)	6,121	252
Blount International, Inc. (a)	19,268	189
BMC Stock Holdings, Inc. (a)	590	10
Brady Corp. ‘A’	14,962	344
Briggs & Stratton Corp.	14,205	246
Builders FirstSource, Inc. (a)	3,295	37
BWX Technologies, Inc.	3,794	121
CAI International, Inc. (a)	3,479	35
Casella Waste Systems, Inc. ‘A’ (a)	12,137	73
CBIZ, Inc. (a)	13,794	136
CDI Corp.	3,591	24
Cenveo, Inc. (a)	21,933	19
Chart Industries, Inc. (a)	8,697	156
Columbus McKinnon Corp.	1,754	33
Comfort Systems USA, Inc.	4,419	126
Commercial Vehicle Group, Inc. (a)	2,825	8
Covenant Transportation Group, Inc. ‘A’ (a)	2,348	44
CRA International, Inc. (a)	2,721	51
Cubic Corp.	2,785	132
Dorian LPG Ltd. (a)	1,728	20
Douglas Dynamics, Inc.	3,427	72
Ducommun, Inc. (a)	2,465	40
DXP Enterprises, Inc. (a)	3,840	88
Dycom Industries, Inc. (a)	2,318	162
Dynamic Materials Corp.	2,549	18
Eagle Bulk Shipping, Inc. (a)	835	3
Echo Global Logistics, Inc. (a)	2,247	46
Encore Wire Corp.	1,781	66
Engility Holdings, Inc.	631	20
Ennis, Inc.	7,403	143
EnPro Industries, Inc.	3,062	134
ESCO Technologies, Inc.	2,998	108
Exponent, Inc.	1,306	65
Forward Air Corp.	510	22
Franklin Covey Co. (a)	758	13
Franklin Electric Co., Inc.	865	23
G&K Services, Inc. ‘A’	1,879	118
Gibraltar Industries, Inc. (a)	872	22
Global Brass & Copper Holdings, Inc.	10,857	231
Global Power Equipment Group, Inc.	3,239	11
GP Strategies Corp. (a)	818	21
Granite Construction, Inc.	2,361	101
Great Lakes Dredge & Dock Corp. (a)	15,079	60
Griffon Corp.	11,520	205

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	59

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
H&E Equipment Services, Inc.	8,487	$148
Hawaiian Holdings, Inc. (a)	6,627	234
HC2 Holdings, Inc. (a)	9,481	50
Healthcare Services Group, Inc.	544	19
Heartland Express, Inc.	4,592	78
Heidrick & Struggles International, Inc.	5,187	141
Herman Miller, Inc.	372	11
Hill International, Inc. (a)	10,367	40
Hillenbrand, Inc.	4,850	144
HNI Corp.	2,925	105
Hub Group, Inc. ‘A’ (a)	1,110	37
Hurco Cos., Inc.	1,243	33
Huron Consulting Group, Inc. (a)	1,870	111
Hyster-Yale Materials Handling, Inc.	885	46
ICF International, Inc. (a)	4,352	155
InnerWorkings, Inc. (a)	4,113	31
Insperity, Inc.	4,098	197
Interface, Inc.	3,158	60
John Bean Technologies Corp.	1,823	91
Kadant, Inc.	1,177	48
Kaman Corp.	5,858	239
Kelly Services, Inc. ‘A’	6,745	109
KEYW Holding Corp. (a)	7,650	46
Kforce, Inc.	5,285	134
Kimball International, Inc. ‘B’	5,320	52
Knight Transportation, Inc.	4,182	101
Knoll, Inc.	6,860	129
Korn/Ferry International	10,989	365
Kratos Defense & Security Solutions, Inc. (a)	23,516	96
Layne Christensen Co. (a)	4,699	25
LB Foster Co. ‘A’	1,260	17
Lindsay Corp.	981	71
LSI Industries, Inc.	3,387	41
Lydall, Inc. (a)	480	17
Manitowoc Co., Inc.	1,856	28
Marten Transport Ltd.	3,229	57
MasTec, Inc. (a)	16,933	294
Matson, Inc.	3,119	133
Matthews International Corp. ‘A’	4,587	245
McGrath RentCorp	5,280	133
Miller Industries, Inc.	1,335	29
Mistras Group, Inc. (a)	2,987	57
Mobile Mini, Inc.	5,516	172
MSA Safety, Inc.	725	32
Mueller Industries, Inc.	2,467	67
Multi-Color Corp.	249	15
MYR Group, Inc. (a)	3,908	81
National Presto Industries, Inc.	1,588	132
Navigant Consulting, Inc. (a)	10,584	170
Nortek, Inc. (a)	1,650	72
PAM Transportation Services, Inc. (a)	810	22
Performant Financial Corp. (a)	1,160	2
PGT, Inc. (a)	1,842	21
Ply Gem Holdings, Inc. (a)	2,756	35
Powell Industries, Inc.	1,045	27

	SHARES	MARKET VALUE (000S)
Primoris Services Corp.	2,389	$53
Quad/Graphics, Inc.	5,487	51
Quanex Building Products Corp.	2,978	62
Raven Industries, Inc.	2,511	39
RBC Bearings, Inc. (a)	1,527	99
Resources Connection, Inc.	11,686	191
Roadrunner Transportation Systems, Inc. (a)	2,824	27
Rollins, Inc.	2,642	68
RPX Corp. (a)	7,200	79
Rush Enterprises, Inc. ‘A’ (a)	6,632	145
Saia, Inc. (a)	1,403	31
Simpson Manufacturing Co., Inc.	3,558	121
SPX Corp.	6,405	60
Standex International Corp.	255	21
Steelcase, Inc. ‘A’	13,739	205
Sun Hydraulics Corp.	1,110	35
TAL International Group, Inc.	16,781	267
TASER International, Inc. (a)	3,752	65
Team, Inc. (a)	1,817	58
Tennant Co.	848	48
Tetra Tech, Inc.	1,640	43
Thermon Group Holdings, Inc. (a)	2,151	36
Titan International, Inc.	17,509	69
TriMas Corp. (a)	8,624	161
TriNet Group, Inc. (a)	1,614	31
TrueBlue, Inc. (a)	925	24
Tutor Perini Corp. (a)	4,372	73
U.S. Ecology, Inc.	575	21
UniFirst Corp.	987	103
Univar, Inc. (a)	4,085	69
Universal Forest Products, Inc.	1,468	100
USA Truck, Inc. (a)	3,299	58
UTi Worldwide, Inc. (a)	33,849	238
Veritiv Corp. (a)	3,820	138
Viad Corp.	581	16
Vicor Corp. (a)	2,628	24
Watts Water Technologies, Inc. ‘A’	2,972	148
Werner Enterprises, Inc.	11,419	267
Wesco Aircraft Holdings, Inc. (a)	12,739	152
Xerium Technologies, Inc. (a)	6,686	79

		15,200

INFORMATION TECHNOLOGY 20.8%
3D Systems Corp. (a)	3,058	27
ACI Worldwide, Inc. (a)	1,561	33
Actua Corp. (a)	1,746	20
Acxiom Corp. (a)	9,868	206
ADTRAN, Inc.	24,644	424
Advanced Energy Industries, Inc. (a)	3,417	97
Alpha & Omega Semiconductor Ltd. (a)	3,376	31
Amkor Technology, Inc. (a)	56,971	346
Applied Micro Circuits Corp. (a)	4,411	28
Arista Networks, Inc. (a)	666	52
Avid Technology, Inc. (a)	17,607	128

	SHARES	MARKET VALUE (000S)
AVX Corp.	10,970	$133
Axcelis Technologies, Inc. (a)	14,755	38
Badger Meter, Inc.	178	10
Bankrate, Inc. (a)	12,106	161
Bel Fuse, Inc. ‘B’	1,137	20
Belden, Inc.	649	31
Benchmark Electronics, Inc. (a)	17,431	360
Black Box Corp.	4,521	43
Blackbaud, Inc.	1,902	125
Blackhawk Network Holdings, Inc. (a)	3,990	176
Blucora, Inc. (a)	11,518	113
Bottomline Technologies de, Inc. (a)	353	11
Brooks Automation, Inc.	8,485	91
Cabot Microelectronics Corp. (a)	8,792	385
CalAmp Corp. (a)	1,477	29
Calix, Inc. (a)	12,372	97
Callidus Software, Inc. (a)	1,325	25
Cardtronics, Inc. (a)	3,445	116
Cascade Microtech, Inc. (a)	1,231	20
Cass Information Systems, Inc.	204	11
CEVA, Inc. (a)	1,739	41
Checkpoint Systems, Inc.	13,172	83
Ciber, Inc. (a)	21,446	75
Ciena Corp. (a)	2,429	50
Cirrus Logic, Inc. (a)	15,056	445
Coherent, Inc. (a)	3,031	197
Cohu, Inc.	3,633	44
CommScope Holding Co., Inc. (a)	3,563	92
CommVault Systems, Inc. (a)	2,677	105
comScore, Inc. (a)	2,471	102
Comtech Telecommunications Corp.	6,868	138
Constant Contact, Inc. (a)	2,234	65
Cray, Inc. (a)	1,639	53
CSG Systems International, Inc.	7,567	272
CTS Corp.	1,658	29
Cypress Semiconductor Corp.	10,444	103
Daktronics, Inc.	7,065	62
Datalink Corp. (a)	6,953	47
DHI Group, Inc. (a)	17,710	162
Digi International, Inc. (a)	5,485	62
Digimarc Corp. (a)	293	11
Diodes, Inc. (a)	8,797	202
Dolby Laboratories, Inc. ‘A’	8,112	273
DSP Group, Inc. (a)	6,024	57
DTS, Inc. (a)	1,460	33
EarthLink Holdings Corp.	74,070	550
Ebix, Inc.	5,568	183
Electro Rent Corp.	3,393	31
Electro Scientific Industries, Inc.	5,162	27
Electronics For Imaging, Inc. (a)	3,782	177
Ellie Mae, Inc. (a)	1,201	72
EnerNOC, Inc. (a)	5,238	20
Entegris, Inc. (a)	14,830	197
EPAM Systems, Inc. (a)	796	63
Epiq Systems, Inc.	5,941	78
ePlus, Inc. (a)	1,369	128

60	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
Euronet Worldwide, Inc. (a)	1,235	$89
Everi Holdings, Inc. (a)	16,840	74
ExlService Holdings, Inc. (a)	4,236	190
Extreme Networks, Inc. (a)	62,069	253
Fair Isaac Corp.	3,176	299
Fairchild Semiconductor International, Inc. (a)	18,877	391
FARO Technologies, Inc. (a)	1,683	50
Finisar Corp. (a)	3,622	53
FormFactor, Inc. (a)	4,696	42
Forrester Research, Inc.	1,232	35
GSI Group, Inc. (a)	4,512	61
Hackett Group, Inc.	4,998	80
Harmonic, Inc. (a)	27,929	114
Heartland Payment Systems, Inc.	1,112	105
II-VI, Inc. (a)	8,487	158
Imation Corp. (a)	11,353	16
Infinera Corp. (a)	1,088	20
Infoblox, Inc. (a)	1,213	22
Insight Enterprises, Inc. (a)	13,569	341
Interactive Intelligence Group, Inc. (a)	905	28
InterDigital, Inc.	9,614	472
Internap Corp. (a)	9,406	60
Intersil Corp. ‘A’	35,745	456
Intralinks Holdings, Inc. (a)	12,532	114
Itron, Inc. (a)	8,430	305
Ixia (a)	19,448	242
IXYS Corp.	4,200	53
Lattice Semiconductor Corp. (a)	14,166	92
Limelight Networks, Inc. (a)	13,914	20
Lionbridge Technologies, Inc. (a)	5,175	25
Liquidity Services, Inc. (a)	17,902	116
Littelfuse, Inc.	950	102
LivePerson, Inc. (a)	3,013	20
LogMeIn, Inc. (a)	1,702	114
M/A-COM Technology Solutions Holdings, Inc. (a)	1,719	70
ManTech International Corp. ‘A’	8,442	255
Maxwell Technologies, Inc. (a)	7,293	52
Mentor Graphics Corp.	2,681	49
Methode Electronics, Inc.	935	30
MicroStrategy, Inc. ‘A’ (a)	758	136
MKS Instruments, Inc.	5,388	194
ModusLink Global Solutions, Inc. (a)	6,678	17
MoneyGram International, Inc. (a)	11,496	72
Monolithic Power Systems, Inc.	388	25
Monotype Imaging Holdings, Inc.	1,988	47
Monster Worldwide, Inc. (a)	81,346	466
MTS Systems Corp.	2,175	138
Multi-Fineline Electronix, Inc. (a)	5,160	107
Nanometrics, Inc. (a)	1,228	19
NETGEAR, Inc. (a)	13,866	581
NetScout Systems, Inc. (a)	1,270	39
Newport Corp. (a)	8,647	137
NIC, Inc.	4,142	82
OmniVision Technologies, Inc. (a)	12,932	375
OSI Systems, Inc. (a)	1,945	172

	SHARES	MARKET VALUE (000S)
Park Electrochemical Corp.	4,241	$64
PC Connection, Inc.	2,972	67
Pegasystems, Inc.	2,694	74
Perficient, Inc. (a)	3,162	54
Photronics, Inc. (a)	19,275	240
Plantronics, Inc.	3,713	176
Plexus Corp. (a)	5,505	192
PMC-Sierra, Inc. (a)	43,607	507
Power Integrations, Inc.	1,183	58
Progress Software Corp. (a)	17,613	423
Qualys, Inc. (a)	1,320	44
Quantum Corp. (a)	31,595	29
QuinStreet, Inc. (a)	4,935	21
Rambus, Inc. (a)	2,239	26
RealD, Inc. (a)	4,120	44
RealNetworks, Inc. (a)	10,262	44
RealPage, Inc. (a)	2,104	47
RetailMeNot, Inc. (a)	7,424	74
RingCentral, Inc. ‘A’ (a)	1,897	45
Rofin-Sinar Technologies, Inc. (a)	4,696	126
Rogers Corp. (a)	1,383	71
Rosetta Stone, Inc. (a)	5,188	35
Rovi Corp. (a)	11,221	187
Rudolph Technologies, Inc. (a)	8,662	123
Sabre Corp.	1,297	36
Sanmina Corp. (a)	9,528	196
ScanSource, Inc. (a)	5,230	169
Science Applications International Corp.	5,031	230
Seachange International, Inc. (a)	11,095	75
Semtech Corp. (a)	5,101	97
ShoreTel, Inc. (a)	8,771	78
Shutterstock, Inc. (a)	839	27
Sigma Designs, Inc. (a)	15,951	101
Silicon Graphics International Corp. (a)	12,044	71
Silicon Laboratories, Inc. (a)	2,985	145
Sonus Networks, Inc. (a)	10,430	74
Stamps.com, Inc. (a)	846	93
SunEdison Semiconductor Ltd. (a)	10,865	85
Super Micro Computer, Inc. (a)	1,989	49
Sykes Enterprises, Inc. (a)	11,062	341
Synchronoss Technologies, Inc. (a)	2,237	79
Syntel, Inc. (a)	1,312	59
Tangoe, Inc. (a)	3,687	31
TechTarget, Inc. (a)	3,393	27
TeleCommunication Systems, Inc. ‘A’ (a)	15,524	77
Telenav, Inc. (a)	7,485	43
TeleTech Holdings, Inc.	4,084	114
TESSCO Technologies, Inc.	1,446	28
Tessera Technologies, Inc.	3,441	103
TiVo, Inc. (a)	2,816	24
TTM Technologies, Inc. (a)	33,704	219
Ultra Clean Holdings, Inc. (a)	9,654	49
United Online, Inc. (a)	7,819	92
VASCO Data Security International, Inc. (a)	2,418	40

	SHARES	MARKET VALUE (000S)
Viavi Solutions, Inc. (a)	14,403	$88
Vishay Precision Group, Inc. (a)	1,678	19
Web.com Group, Inc. (a)	1,362	27
WebMD Health Corp. (a)	11,008	532
Xcerra Corp. (a)	3,071	19
XO Group, Inc. (a)	5,120	82
Xura, Inc. (a)	4,297	106
Zix Corp. (a)	6,187	31
Zynga, Inc. ‘A’ (a)	63,887	171

		22,089

MATERIALS 4.0%
A Schulman, Inc. ‘A’	5,239	161
AEP Industries, Inc. (a)	1,216	94
AK Steel Holding Corp. (a)	14,382	32
American Vanguard Corp.	9,942	139
Ampco-Pittsburgh Corp.	1,614	17
Axalta Coating Systems Ltd. (a)	1,363	36
Balchem Corp.	1,444	88
Boise Cascade Co. (a)	2,386	61
Calgon Carbon Corp.	3,532	61
Carpenter Technology Corp.	5,467	165
Chemtura Corp. (a)	6,456	176
Clearwater Paper Corp. (a)	2,567	117
Coeur Mining, Inc. (a)	11,122	28
Core Molding Technologies, Inc. (a)	503	6
Flotek Industries, Inc. (a)	2,510	29
FutureFuel Corp.	7,008	95
Gold Resource Corp.	7,418	12
Hawkins, Inc.	1,356	48
Haynes International, Inc.	1,357	50
HB Fuller Co.	4,020	147
Headwaters, Inc. (a)	3,774	64
Innophos Holdings, Inc.	4,109	119
Innospec, Inc.	2,066	112
Intrepid Potash, Inc. (a)	5,885	17
Kaiser Aluminum Corp.	4,090	342
Koppers Holdings, Inc.	8,735	159
Kraton Performance Polymers, Inc. (a)	7,303	121
Louisiana-Pacific Corp. (a)	3,003	54
Materion Corp.	3,209	90
Minerals Technologies, Inc.	2,217	102
Myers Industries, Inc.	6,308	84
Neenah Paper, Inc.	1,083	68
Olympic Steel, Inc.	1,933	22
OMNOVA Solutions, Inc. (a)	7,316	45
PH Glatfelter Co.	2,467	45
Quaker Chemical Corp.	725	56
Ryerson Holding Corp. (a)	4,606	22
Schnitzer Steel Industries, Inc. ‘A’	4,835	69
Schweitzer-Mauduit International, Inc.	4,017	169
Stepan Co.	3,186	158
Summit Materials, Inc. ‘A’ (a)	2,316	46
SunCoke Energy, Inc.	31,963	111
Tredegar Corp.	2,857	39

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	61

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Trinseo S.A. (a)	2,483	$70
Tronox Ltd. ‘A’	42,280	165
U.S. Concrete, Inc. (a)	523	28
Wausau Paper Corp.	5,069	52
Westlake Chemical Corp.	730	40
Worthington Industries, Inc.	5,991	181

		4,212

TELECOMMUNICATION SERVICES 2.5%
Atlantic Tele-Network, Inc.	944	74
Boingo Wireless, Inc. (a)	5,356	35
Cogent Communications Holdings, Inc.	2,179	76
Consolidated Communications Holdings, Inc.	12,817	268
FairPoint Communications, Inc. (a)	5,660	91
General Communication, Inc. ‘A’ (a)	11,666	231
Hawaiian Telcom Holdco, Inc. (a)	1,323	33
IDT Corp. ‘B’	3,605	42
Inteliquent, Inc.	9,998	178
Iridium Communications, Inc. (a)	43,584	367
Lumos Networks Corp.	3,859	43
NTELOS Holdings Corp. (a)	20,128	184
Shenandoah Telecommunications Co.	1,805	78
Spok Holdings, Inc.	4,931	90
U.S. Cellular Corp. (a)	5,661	231
Vonage Holdings Corp. (a)	83,847	481
West Corp.	7,151	154

		2,656

UTILITIES 1.9%
American States Water Co.	6,531	274
Artesian Resources Corp. ‘A’	1,163	32
California Water Service Group	9,208	214
Chesapeake Utilities Corp.	1,305	74
Connecticut Water Service, Inc.	1,324	51
Empire District Electric Co.	12,657	355
MGE Energy, Inc.	4,570	212
Middlesex Water Co.	2,638	70
New Jersey Resources Corp.	1,748	58
Northwest Natural Gas Co.	7,256	367
Otter Tail Corp.	5,415	144
Pattern Energy Group, Inc.	753	16

	SHARES	MARKET VALUE (000S)
SJW Corp.	3,041	$90
Unitil Corp.	3,227	116

		2,073

Total United States		101,079

Total Common Stocks (Cost $95,954)		101,189

REAL ESTATE INVESTMENT TRUSTS 4.4%

UNITED STATES 4.4%

FINANCIALS 4.4%
AG Mortgage Investment Trust, Inc.	5,703	73
Agree Realty Corp.	600	20
American Assets Trust, Inc.	1,389	53
American Capital Mortgage Investment Corp.	13,269	185
American Residential Properties, Inc.	2,956	56
Anworth Mortgage Asset Corp.	49,852	217
Apollo Commercial Real Estate Finance, Inc.	4,681	81
Apollo Residential Mortgage, Inc.	4,216	50
Armada Hoffler Properties, Inc.	1,887	20
ARMOUR Residential REIT, Inc.	9,121	199
Ashford Hospitality Trust, Inc.	5,816	37
Campus Crest Communities, Inc.	5,583	38
Capstead Mortgage Corp.	26,899	235
Cedar Realty Trust, Inc.	5,843	41
Chatham Lodging Trust	961	20
Chesapeake Lodging Trust	1,402	35
Colony Capital, Inc. ‘A’	476	9
Colony Starwood Homes	1,821	41
CorEnergy Infrastructure Trust, Inc.	800	12
CoreSite Realty Corp.	1,478	84
CyrusOne, Inc.	1,678	63
CYS Investments, Inc.	27,610	197
DuPont Fabros Technology, Inc.	5,483	174
Dynex Capital, Inc.	18,681	119
EastGroup Properties, Inc.	650	36
Equity One, Inc.	2,234	61
First Potomac Realty Trust	8,858	101
Franklin Street Properties Corp.	13,510	140
Getty Realty Corp.	2,399	41
Gladstone Commercial Corp.	2,564	37

	SHARES	MARKET VALUE (000S)
Government Properties Income Trust	6,130	$97
Gramercy Property Trust	10,605	82
Healthcare Realty Trust, Inc.	4,021	114
Investors Real Estate Trust	14,770	103
Lexington Realty Trust	15,754	126
LTC Properties, Inc.	287	12
Monmouth Real Estate Investment Corp.	652	7
Pennsylvania Real Estate Investment Trust	2,237	49
PennyMac Mortgage Investment Trust	6,808	104
Potlatch Corp.	1,984	60
Preferred Apartment Communities, Inc. ‘A’	2,506	33
PS Business Parks, Inc.	808	71
QTS Realty Trust, Inc. ‘A’	1,793	81
Ramco-Gershenson Properties Trust	838	14
Redwood Trust, Inc.	21,114	279
Resource Capital Corp.	2,698	34
Rexford Industrial Realty, Inc.	2,635	43
Rouse Properties, Inc.	1,783	26
Ryman Hospitality Properties, Inc.	5,859	303
Sabra Health Care REIT, Inc.	1,950	39
Select Income REIT	4,649	92
Silver Bay Realty Trust Corp.	3,396	53
Summit Hotel Properties, Inc.	6,133	73
Tier REIT, Inc.	1,252	19
United Development Funding	5,207	57
Urstadt Biddle Properties, Inc. ‘A’	2,213	43
Washington Real Estate Investment Trust	5,899	160
Western Asset Mortgage Capital Corp.	7,188	73

		4,722

Total Real Estate Investment Trusts (Cost $4,839)		4,722

Total Investments in Securities (Cost $100,793)		105,911

Total Investments 99.6% (Cost $100,793)		$105,911

Other Assets and Liabilities, net 0.4%		437

Net Assets 100.0%		$106,348

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

62	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Common Stocks
United Kingdom
Health Care	$81	$0	$0	$81
Materials	29	0	0	29
United States
Consumer Discretionary	21,177	0	0	21,177
Consumer Staples	4,759	0	0	4,759
Energy	4,162	0	0	4,162
Financials	12,658	0	0	12,658
Health Care	12,093	0	0	12,093

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Industrials	$15,200	$0	$0	$15,200
Information Technology	22,089	0	0	22,089
Materials	4,212	0	0	4,212
Telecommunication Services	2,656	0	0	2,656
Utilities	2,073	0	0	2,073
Real Estate Investment Trusts
United States
Financials	4,722	0	0	4,722

Total Investments	$105,911	$0	$0	$105,911

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	63

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class A, and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement all or a portion of each Fund’s investment strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of

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another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, are declared and distributed to shareholders annually. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedules of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of

SEMIANNUAL REPORT	DECEMBER 31, 2015	65

Notes to Financial Statements (Cont.)

quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures (which are discussed below), are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of a Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary

66	PIMCO EQUITY SERIES

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market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant

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Notes to Financial Statements (Cont.)

unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund invest substantially all of their assets in Institutional Class shares of the Underlying Funds and may also invest in other affiliated funds, and unaffiliated funds, which may or may not be registered under the Act (together with the Underlying Funds, “Acquired Funds”). The Underlying Funds are considered to be affiliated with the PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund. Each Fund may also invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

PIMCO RAE Fundamental Global Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO RAE Fundamental Emerging Markets Fund	$4,767	$16,223	$(872)	$(203)	$(1,922)	$17,993	$401	$0
PIMCO RAE Fundamental International Fund	13,546	65,818	(1,396)	(187)	(4,713)	73,068	642	1,285
PIMCO RAE Fundamental US Fund	19,847	101,473	(1,494)	(92)	(6,247)	113,487	1,284	2,600
Totals	$38,160	$183,514	$(3,762)	$(482)	$(12,882)	$204,548	$2,327	$3,885

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

PIMCO RAE Fundamental Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO RAE Fundamental Emerging Markets Fund	$18,231	$335	$(2,246)	$(492)	$(3,798)	$12,030	$266	$0
PIMCO RAE Fundamental International Fund	51,806	3,810	(36)	(4)	(6,358)	49,218	426	853
Totals	$70,037	$4,145	$(2,282)	$(496)	$(10,156)	$61,248	$692	$853

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Equity-Linked Securities  Certain Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with derivative instruments.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at December 31, 2015 are disclosed in the Notes to Schedules of Investments.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations

68	PIMCO EQUITY SERIES

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and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

6. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired

Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Moreover, a Fund may use a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) which may expose the Fund to higher portfolio turnover, increased trading costs and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Also, securities purchased to capture a dividend often decline in value at the

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Notes to Financial Statements (Cont.)

time of sale (i.e., shortly following the dividend) and the resulting realized loss to the Fund may exceed the amount of the dividend received, thereby negatively impacting the Fund’s net asset value.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Acquired Funds) may lose money if these changes are not anticipated by the Fund’s (or Acquired Funds) management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

To the extent that a Fund (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia, the Fund (or Acquired Fund) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of a Fund (or Acquired Fund) could be lost through fraud or negligence. In addition, it may be difficult for a Fund (or Acquired Fund) to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Acquired Funds) returns.

A Fund’s (or Acquired Fund’s) investments in commodity-linked financial derivative instruments may subject the Fund (or Acquired Fund) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes

70	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange or clearinghouse itself. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling

SEMIANNUAL REPORT	DECEMBER 31, 2015	71

Notes to Financial Statements (Cont.)

transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	A and C Classes
PIMCO RAE Fundamental Emerging Markets Fund	0.50%	0.45%	0.55%	0.55%
PIMCO RAE Fundamental Global Fund	0.40%	0.30%	0.40%	0.40%
PIMCO RAE Fundamental Global ex-US Fund	0.40%	0.35%	0.45%	0.45%
PIMCO RAE Fundamental International Fund	0.30%	0.30%	0.40%	0.40%
PIMCO RAE Fundamental US Fund	0.25%	0.25%	0.35%	0.40%
PIMCO RAE Fundamental US Small Fund	0.35%	0.25%	0.35%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

72	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Administrative Class	—	0.25%
Class D	—	0.25%
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2015, the Distributor retained $108,108 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO has contractually agreed to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets).

Fund Name	Fee Waiver	Expiration Date
PIMCO RAE Fundamental Emerging Markets Fund	0.20%	10/31/2016
PIMCO RAE Fundamental Global Fund	0.20%	10/31/2016
PIMCO RAE Fundamental Global ex-US Fund	0.20%	10/31/2016
PIMCO RAE Fundamental International Fund	0.10%	10/31/2016
PIMCO RAE Fundamental US Fund	0.10%	10/31/2016
PIMCO RAE Fundamental US Small Fund	0.10%	10/31/2016

Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by each Fund of any portion of the Supervisory and

SEMIANNUAL REPORT	DECEMBER 31, 2015	73

Notes to Financial Statements (Cont.)

Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement or the Expense Limitation Agreement, respectively (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. The recoverable amounts to PIMCO at December 31, 2015, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO RAE Fundamental Emerging Markets Fund	$254
PIMCO RAE Fundamental Global Fund	127
PIMCO RAE Fundamental Global ex-US Fund	131
PIMCO RAE Fundamental International Fund	150
PIMCO RAE Fundamental US Fund	318
PIMCO RAE Fundamental US Small Fund	110

(f) Acquired Fund Fees and Expenses  The Underlying Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses for the Funds will vary with changes in the expenses of the Underlying Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through October 31, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fees it receives from the PIMCO RAE Fundamental Global Fund in an amount equal to the expenses attributable to the Investment Advisory Fees and the Supervisory and Administrative Fees of the PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund and PIMCO RAE Fundamental Emerging Markets Fund indirectly incurred by the PIMCO RAE Fundamental Global Fund in connection with its investments in such Funds, to the extent the PIMCO RAE Fundamental Global Fund’s Investment Advisory Fee and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fee and Supervisory and Administrative Fees of such Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

PIMCO has contractually agreed, through October 31, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the PIMCO RAE Fundamental Global ex-US Fund in an amount equal to the expenses attributable to the Investment Advisory Fees and the Supervisory and Administrative Fees of the PIMCO RAE Fundamental International Fund and PIMCO RAE Fundamental Emerging Markets Fund indirectly incurred by the PIMCO RAE Fundamental Global ex-US Fund in connection with its investments in such Funds, to the extent the PIMCO RAE Fundamental Global ex-US Fund’s Investment Advisory Fee and Supervisory and Administrative Fee are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of such Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended December 31, 2015, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO RAE Fundamental Global Fund	$150
PIMCO RAE Fundamental Global ex-US Fund	183

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly

74	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

(which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RAE Fundamental Emerging Markets Fund	$0	$0	$49,947	$36,070
PIMCO RAE Fundamental Global Fund	0	0	183,514	3,763
PIMCO RAE Fundamental Global ex-US Fund	0	0	4,145	2,282
PIMCO RAE Fundamental International Fund	0	0	89,554	20,128
PIMCO RAE Fundamental US Fund	0	0	188,074	126,218
PIMCO RAE Fundamental US Small Fund	0	0	112,055	46,191

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Emerging Markets Fund (1)				PIMCO RAE Fundamental Global Fund (2)				PIMCO RAE Fundamental Global ex-US Fund (3)
	Six Months Ended 12/31/2015 (Unaudited)		Inception date through June 30, 2015		Six Months Ended 12/31/2015 (Unaudited)		Inception date through June 30, 2015		Six Months Ended 12/31/2015 (Unaudited)		Inception date through June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,795	$39,135	193	$2,417	18,974	$175,495	2	$26	37	$308	0	$0
Class P	331	2,540	1	10	0	2	1	10	0	0	1	10
Class A	7	61	2	19	16	148	1	10	0	0	1	10
Class C	3	31	1	10	31	285	2	17	1	5	1	10
Issued as reinvestment of distributions
Institutional Class	422	3,228	0	0	234	2,108	0	0	84	720	0	0
Class P	8	60	0	0	0	0	0	0	0	0	0	0
Class A	0	1	0	0	0	2	0	0	0	0	0	0
Class C	0	0	0	0	0	3	0	0	0	0	0	0
Issued in reorganization^
Institutional Class	0	0	19,842	198,415	0	0	3,869	38,691	0	0	7,106	71,057
Cost of shares redeemed
Institutional Class	(2,125)	(16,826)	0	0	(222)	(2,001)	0	0	(4)	(31)	0	0
Class P	(9)	(73)	0	0	0	0	0	0	0	0	0	0
Class A	(1)	(8)	0	0	(0)	(1)	0	0	0	0	0	0
Class C	(1)	(10)	0	0	(1)	(10)	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	3,430	$28,139	20,039	$200,871	19,032	$176,031	3,875	$38,754	118	$1,002	7,109	$71,087

SEMIANNUAL REPORT	DECEMBER 31, 2015	75

Notes to Financial Statements (Cont.)

	PIMCO RAE Fundamental International Fund (4)				PIMCO RAE Fundamental US Fund (5)				PIMCO RAE Fundamental US Small Fund (6)
	Six Months Ended 12/31/2015 (Unaudited)		Inception date through June 30, 2015		Six Months Ended 12/31/2015 (Unaudited)		Inception date through June 30, 2015		Six Months Ended 12/31/2015 (Unaudited)		Inception date through June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	7,760	$70,823	6	$210	15,169	$147,519	63	$615	10,148	$92,648	0	$0
Class P	137	1,234	1	10	244	2,323	1	10	21	183	1	10
Class A	0	4	1	10	176	1,682	1	14	44	418	1	10
Class C	19	159	1	10	43	403	1	10	15	136	1	10
Issued as reinvestment of distributions
Institutional Class	595	5,154	0	0	1,786	16,713	0	0	200	1,786	0	0
Class P	3	25	0	0	7	64	0	0	0	3	0	0
Class A	0	0	0	0	5	46	0	0	1	5	0	0
Class C	0	2	0	0	1	9	0	0	0	0	0	0
Issued in reorganization^
Institutional Class	0	0	15,659	156,592	0	0	45,448	454,480	0	0	4,677	46,771
Cost of shares redeemed
Institutional Class	(564)	(5,039)	(257)	(2,540)	(10,086)	(96,156)	(71)	(701)	(3,076)	(27,951)	0	0
Class P	(27)	(254)	0	0	(55)	(529)	0	0	(3)	(24)	0	0
Class A	(0)	(4)	0	0	(10)	(90)	0	0	(35)	(308)	0	0
Class C	0	0	0	0	(2)	(16)	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	7,923	$72,104	15,411	$154,292	7,278	$71,968	45,443	$454,428	7,315	$66,896	4,680	$46,801

^	On June 5, 2015, each Fund acquired substantially all of the assets and assumed certain liabilities of a corresponding privately offered fund managed by Research Affiliates in exchange for Institutional Class shares of each Fund pursuant to the terms and conditions of an Agreement and Plan of Reorganization and Exchange.
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	As of December 31, 2015, two shareholders owned 10% or more of the Fund’s total outstanding shares comprising 34% of the Fund. One shareholder is a related party and comprises 10% of the Fund.*
(2)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 12% of the Fund.
(3)	As of December 31, 2015, two shareholders owned 10% or more of the Fund’s total outstanding shares comprising 99% of the Fund.
(4)

As of December 31, 2015, four shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 90% of the Fund. Two of the shareholders are related parties and comprise 61% of the Fund.*

(5)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 23% of the Fund, and the shareholder is a related party of the Fund.*
(6)	As of December 31, 2015, four shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 85% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012,

BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

76	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2015, the Funds had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO RAE Fundamental Emerging Markets Fund	$1,209	$467
PIMCO RAE Fundamental Global Fund	11	—
PIMCO RAE Fundamental Global Ex-US Fund	21	—
PIMCO RAE Fundamental International Fund	—	—
PIMCO RAE Fundamental US Fund	—	—
PIMCO RAE Fundamental US Small Fund	—	—

As of December 31, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
PIMCO RAE Fundamental Emerging Markets Fund	$233,691	$4,642	$(51,987)	$(47,345)
PIMCO RAE Fundamental Global Fund	218,338	0	(13,790)	(13,790)
PIMCO RAE Fundamental Global ex-US Fund	72,433	0	(11,185)	(11,185)
PIMCO RAE Fundamental International Fund	199,271	19,586	(17,059)	2,527
PIMCO RAE Fundamental US Fund	422,165	82,424	(18,482)	63,942
PIMCO RAE Fundamental US Small Fund	104,830	6,740	(5,659)	1,081

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2015	77

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
BRL	Brazilian Real	USD (or $)	United States Dollar	ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	SP-GDR	Sponsored Global Depositary Receipt
GDR	Global Depositary Receipt	SP-ADR	Sponsored American Depositary Receipt

78	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 12, 2015, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the

Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 12, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted that PIMCO is making a long-term commitment to building an equity asset management platform, and that PIMCO continues to invest in personnel and global infrastructure necessary to support the equity business. In this regard, the Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its

SEMIANNUAL REPORT	DECEMBER 31, 2015	79

Approval of Investment Advisory Contract and Other Agreements (Cont.)

commitment to these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Funds’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the Funds and their respective shareholders.

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”). The Board considered that limited performance information was available for the PIMCO RealPath Blend Funds because the Funds recently commenced operations. The Board also considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12, 2015 meeting.

The Board noted that, according to Lipper, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

80	PIMCO EQUITY SERIES

(Unaudited)

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that PIMCO had contractually agreed, through October 31, 2015, to reduce its advisory fee by amounts shown in the table below:

PIMCO Balanced Income Fund	0.15%
PIMCO Dividend and Income Builder Fund	0.16%
PIMCO Global Dividend Fund	0.16%
PIMCO International Dividend Fund	0.16%
PIMCO U.S. Dividend Fund	0.16%

The Board further noted that the PIMCO Emerging Multi-Asset, PIMCO EqS® Emerging Markets and PIMCO EqS® Pathfinder Funds liquidated on July 14, 2015.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and to other investment companies with similar investment strategies, including differences in advisory services provided. The Board discussed separate account and/or U.S. and non-U.S. registered fund comparisons to the PIMCO Global Dividend Fund, PIMCO Balanced Income Fund and PIMCO Dividend and Income Builder Fund (as available), noting that for the remaining Funds, there were no appropriate comparisons among separate accounts or non-U.S. registered funds at the time that the Board considered the Agreements. For PIMCO Global Dividend Fund, for which PIMCO offers a separate account with an investment strategy similar to the Fund, the Board noted that the separate account fee was lower than that charged to the Fund, but also noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Fund, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. The Board noted that the advisory fees (or management fees, where applicable) for most Funds were similar to the fee rates charged to other investment companies with the same investment strategies as the Funds.

In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the

SEMIANNUAL REPORT	DECEMBER 31, 2015	81

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in-line with those of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

Based on the information presented by PIMCO and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole and considered that PIMCO continues to invest in the equity asset management platform and does not expect to derive any profit from the Funds during the Trust’s fiscal year ended December 31, 2015. The Board noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Fund shareholders of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO favored the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

82	PIMCO EQUITY SERIES

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on February 5, 2016. The special meeting was held for the purpose of electing two (2) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following two (2) Trustees at the special meeting:

■	Jennifer Holden Dunbar

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Equity Series

Trustee Nominee	For*	Withheld*
Jennifer Holden Dunbar	197,882,087	3,114,282
Ronald C. Parker	197,892,770	3,103,598

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	DECEMBER 31, 2015	83

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Advisor

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES4003SAR_123115

PIMCO Equity Series®

Semiannual Report

December 31, 2015

PIMCO RealPath™ Blend 2020 Fund

PIMCO RealPath™ Blend 2025 Fund

PIMCO RealPath™ Blend 2030 Fund

PIMCO RealPath™ Blend 2035 Fund

PIMCO RealPath™ Blend 2040 Fund

PIMCO RealPath™ Blend 2045 Fund

PIMCO RealPath™ Blend 2050 Fund

PIMCO RealPath™ Blend 2055 Fund

PIMCO RealPath™ Blend Income Fund

Share Classes

■	Institutional
■	Administrative
■	A

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		26
Financial Highlights		28
Statements of Assets and Liabilities		32
Statements of Operations		34
Statements of Changes in Net Assets		36
Notes to Financial Statements		65
Glossary		83
Approval of Investment Advisory Contract and Other Agreements		84
Results of Proxy Voting		88

Fund	Fund Summary	Schedule of Investments

PIMCO RealPathTM Blend 2020 Fund	8	38
PIMCO RealPathTM Blend 2025 Fund	10	41
PIMCO RealPathTM Blend 2030 Fund	12	44
PIMCO RealPathTM Blend 2035 Fund	14	47
PIMCO RealPathTM Blend 2040 Fund	16	50
PIMCO RealPathTM Blend 2045 Fund	18	53
PIMCO RealPathTM Blend 2050 Fund	20	56
PIMCO RealPathTM Blend 2055 Fund	22	59
PIMCO RealPathTM Blend Income Fund	24	62

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series covering the six-month reporting period ended December 31, 2015. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Highlights of the financial markets during the six-month reporting period include:

■

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

■

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

■

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% – 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

■

U.S. equities, as represented by the S&P 500 Index, returned 0.15% due to an improving economic outlook and stronger jobs growth. Internationally, equity markets experienced weak performance, as the MSCI EAFE Net Dividend Index (USD Hedged) declined 3.13% and the MSCI EAFE Net Dividend Index (USD Unhedged) declined 6.01% over the reporting period. During the first half of the reporting period, declining commodities prices and China’s economic deceleration drove concerns of slowing global growth, which weighed on equities. However, in the last half of the reporting period, developed market equities rebounded from lows reached in the first half as the theme of diverging monetary policy came into focus with the Federal Reserve raising interest rates for the first time in nearly a decade, while central banks around the world continued to implement accommodative monetary policies.

■

Emerging market (“EM”) equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 17.36% over the reporting period. Concerns over China’s struggling economy continued as weak data and several attempts to support the Chinese equity market by the People’s Bank of China added to fears of slowing global growth. In addition, Brazil’s economic and political woes continued over the reporting period as the country’s credit rating was downgraded by S&P and Fitch to sub-investment grade, while President Dilma Rousseff faced increased scrutiny over her ability to revive the country’s economy.

2	PIMCO EQUITY SERIES

■

Style-wise, growth equities outperformed value equities globally as the MSCI All Country World Growth Index (Net Dividends in USD) declined 3.13% and the MSCI All Country World Value Index (Net Dividends in USD) declined 6.68%. In general, the consumer staples and information technology sectors were the top performing equity sectors, while the energy and materials sectors were the worst performing equity sectors over the reporting period.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.81% for the reporting period. Longer-maturity yields (i.e., ten to thirty year yields) declined, with prices therefore higher, while shorter-maturity yields (i.e., six month to seven year yields) rose. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, down from 2.35% on June 30, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.65% for the reporting period.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series February 22, 2016

SEMIANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Funds

We believe that equity funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of certain funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Interest rates in the U.S. are near historically low levels. As such, funds that invest in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, new / small fund risk, equity risk, value investing risk, interest rate risk, call risk, credit risk, high yield and distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage-related and other asset-backed securities, foreign (non-U.S.) investment risk, real estate risk, emerging market risk, sovereign debt risk, currency risk, leveraging risk, small-cap and mid-cap company risk, management risk, short sale risk, tax risk, subsidiary risk, arbitrage risk, and convertible securities risk. A complete description of these risks is contained in the Funds’ prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset,

4	PIMCO EQUITY SERIES

instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility of the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets.

For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The PIMCO RealPathTM Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO RealPathTM Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the RealPathTM Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO RealPathTM Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO RealPathTM Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO RealPathTM Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Class A shares are subject to an initial sales charge. A Contingent Deferred Sales Charge (“CDSC”) may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, are typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The Cumulative Returns chart assumes the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the relevant Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

SEMIANNUAL REPORT	DECEMBER 31, 2015	5

Important Information About the Funds (Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO RealPathTM Blend 2020 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPathTM Blend 2025 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPathTM Blend 2030 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPathTM Blend 2035 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPathTM Blend 2040 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPathTM Blend 2045 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPathTM Blend 2050 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPathTM Blend 2055 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPathTM Blend Income Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO EQUITY SERIES

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SEMIANNUAL REPORT	DECEMBER 31, 2015	7

PIMCO RealPath™ Blend 2020 Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2020 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Cumulative Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2020 Fund Institutional Class	(3.45)%	(3.26)%	(3.26)%
PIMCO RealPath™ Blend 2020 Fund Administrative Class	(3.63)%	(3.56)%	(3.56)%
PIMCO RealPath™ Blend 2020 Fund Class A	(3.68)%	(3.71)%	(3.71)%
PIMCO RealPath™ Blend 2020 Fund Class A (adjusted)	(8.97)%	(8.99)%	(8.99)%
Real Return Target 2020 Index±	(3.08)%	(2.63)%	(2.63)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± Real Return Target 2020 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.37% for the Institutional Class shares, 0.62% for the Administrative Class shares and 0.87% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

8	PIMCO EQUITY SERIES

Institutional Class - PBZNX	Administrative Class - PBZDX	Class A - PBZAX

Top 10 Holdings1

PIMCO Total Return Fund	15.6%
Vanguard 500 Index Fund ‘Admiral’	15.3%
PIMCO Real Return Fund	10.3%
PIMCO Real Return Asset Fund	10.2%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	7.7%
PIMCO Long Duration Total Return Fund	7.7%
Vanguard Developed Markets Index Fund ‘Admiral’	7.6%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7.6%
Vanguard REIT Index Fund ‘Admiral’	5.3%
PIMCO High Yield Fund	5.1%

Sector Breakdown1

Mutual Funds	99.9%

1 % of Investments, at value as of 12/31/2015. Top 10 Holdings and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns over the reporting period.

»

Within high yield exposure, expressed via PIMCO High Yield Fund, an underweight exposure to the energy sector benefited relative returns as this sector underperformed the broader U.S. High Yield Index over the reporting period.

»	Exposure to emerging market equities detracted from absolute performance, as this asset class posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via PIMCO Real Return Asset Fund, an overweight exposure to U.S. breakeven inflation rates detracted from relative performance, as nominal Treasuries outperformed TIPS over the reporting period.

»

Within long U.S. Treasury exposure, expressed via PIMCO Long Duration Total Return Fund, an exposure to U.S. corporate bonds detracted from relative performance, as U.S. corporate bonds underperformed long-term U.S. Treasuries over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	9

PIMCO RealPath™ Blend 2025 Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Cumulative Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2025 Fund Institutional Class	(3.91)%	(3.54)%	(3.54)%
PIMCO RealPath™ Blend 2025 Fund Administrative Class	(4.07)%	(3.79)%	(3.79)%
PIMCO RealPath™ Blend 2025 Fund Class A	(4.17)%	(4.00)%	(4.00)%
PIMCO RealPath™ Blend 2025 Fund Class A (adjusted)	(9.42)%	(9.26)%	(9.26)%
Real Return Target 2025 Index±	(3.31)%	(2.79)%	(2.79)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± Real Return Target 2025 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.33% for the Institutional Class shares, 0.58% for the Administrative Class shares and 0.83% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

10	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings1

Vanguard 500 Index Fund ‘Admiral’	17.9%
PIMCO Real Return Asset Fund	10.2%
Vanguard Developed Markets Index Fund ‘Admiral’	10.2%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	10.1%
Vanguard REIT Index Fund ‘Admiral’	7.9%
PIMCO Total Return Fund	7.8%
PIMCO Long Duration Total Return Fund	7.7%
PIMCO High Yield Fund	7.7%
PIMCO Real Return Fund	7.7%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	5.2%

Sector Breakdown1

Mutual Funds	99.9%

1 % of Investments, at value as of 12/31/2015. Top 10 Holdings and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns over the reporting period.

»

Within high yield exposure, expressed via PIMCO High Yield Fund, an underweight exposure to the energy sector benefited relative returns as this sector underperformed the broader U.S. High Yield Index over the reporting period.

»	Exposure to emerging market equities detracted from absolute performance, as this asset class posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via PIMCO Real Return Asset Fund, an overweight exposure to U.S. breakeven inflation rates detracted from relative performance, as nominal Treasuries outperformed TIPS over the reporting period.

»

Within long U.S. Treasury exposure, expressed via PIMCO Long Duration Total Return Fund, an exposure to U.S. corporate bonds detracted from relative performance, as U.S. corporate bonds underperformed long-term U.S. Treasuries over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	11

PIMCO RealPath™ Blend 2030 Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Cumulative Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2030 Fund Institutional Class	(4.65)%	(4.19)%	(4.19)%
PIMCO RealPath™ Blend 2030 Fund Administrative Class	(4.81)%	(4.46)%	(4.46)%
PIMCO RealPath™ Blend 2030 Fund Class A	(4.93)%	(4.68)%	(4.68)%
PIMCO RealPath™ Blend 2030 Fund Class A (adjusted)	(10.15)%	(9.91)%	(9.91)%
Real Return Target 2030 Index±	(3.70)%	(3.08)%	(3.08)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± Real Return Target 2030 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.32% for the Institutional Class shares, 0.57% for the Administrative Class shares and 0.82% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

12	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings1

Vanguard 500 Index Fund ‘Admiral’	20.4%
Vanguard Developed Markets Index Fund ‘Admiral’	12.7%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	12.7%
Vanguard REIT Index Fund ‘Admiral’	10.6%
PIMCO Real Return Asset Fund	10.2%
PIMCO High Yield Fund	7.7%
PIMCO Long Duration Total Return Fund	7.7%
PIMCO Emerging Local Bond Fund	5.1%
Vanguard Small-Cap Index Fund ‘Admiral’	5.0%
PIMCO Total Return Fund	2.6%

Sector Breakdown1

Mutual Funds	99.9%

1 % of Investments, at value as of 12/31/2015. Top 10 Holdings and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns over the reporting period.

»

Within high yield exposure, expressed via PIMCO High Yield Fund, an underweight exposure to the energy sector benefited relative returns as this sector underperformed the broader U.S. High Yield Index over the reporting period.

»	Exposure to emerging market equities detracted from absolute performance, as this asset class posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via PIMCO Real Return Asset Fund, an overweight exposure to U.S. breakeven inflation rates detracted from relative performance, as nominal Treasuries outperformed TIPS over the reporting period.

»

Within long U.S. Treasury exposure, expressed via PIMCO Long Duration Total Return Fund, an exposure to U.S. corporate bonds detracted from relative performance, as U.S. corporate bonds underperformed long-term U.S. Treasuries over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	13

PIMCO RealPath™ Blend 2035 Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Cumulative Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2035 Fund Institutional Class	(5.34)%	(4.50)%	(4.50)%
PIMCO RealPath™ Blend 2035 Fund Administrative Class	(5.52)%	(4.79)%	(4.79)%
PIMCO RealPath™ Blend 2035 Fund Class A	(5.55)%	(4.93)%	(4.93)%
PIMCO RealPath™ Blend 2035 Fund Class A (adjusted)	(10.71)%	(10.14)%	(10.14)%
Real Return Target 2035 Index±	(4.27)%	(3.50)%	(3.50)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± Real Return Target 2035 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.28% for the Institutional Class shares, 0.53% for the Administrative Class shares and 0.78% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

14	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top Holdings1

Vanguard 500 Index Fund ‘Admiral’	23.1%
Vanguard Developed Markets Index Fund ‘Admiral’	15.3%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	15.3%
Vanguard REIT Index Fund ‘Admiral’	10.6%
PIMCO Real Return Asset Fund	10.2%
PIMCO Long Duration Total Return Fund	7.7%
Vanguard Small-Cap Index Fund ‘Admiral’	7.5%
PIMCO Emerging Local Bond Fund	5.1%
PIMCO High Yield Fund	5.1%

Sector Breakdown1

Mutual Funds	99.9%

1 % of Investments, at value as of 12/31/2015. Top Holdings and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns over the reporting period.

»

Within high yield exposure, expressed via PIMCO High Yield Fund, an underweight exposure to the energy sector benefited relative returns as this sector underperformed the broader U.S. High Yield Index over the reporting period.

»	Exposure to emerging market equities detracted from absolute performance, as this asset class posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via PIMCO Real Return Asset Fund, an overweight exposure to U.S. breakeven inflation rates detracted from relative performance, as nominal Treasuries outperformed TIPS over the reporting period.

»

Within long U.S. Treasury exposure, expressed via PIMCO Long Duration Total Return Fund, an exposure to U.S. corporate bonds detracted from relative performance, as U.S. corporate bonds underperformed long-term U.S. Treasuries over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	15

PIMCO RealPath™ Blend 2040 Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Cumulative Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2040 Fund Institutional Class	(5.16)%	(4.03)%	(4.03)%
PIMCO RealPath™ Blend 2040 Fund Administrative Class	(5.28)%	(4.25)%	(4.25)%
PIMCO RealPath™ Blend 2040 Fund Class A	(5.40)%	(4.47)%	(4.47)%
PIMCO RealPath™ Blend 2040 Fund Class A (adjusted)	(10.64)%	(9.71)%	(9.71)%
Real Return Target 2040 Index±	(4.87)%	(3.92)%	(3.92)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± Real Return Target 2040 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.25% for the Institutional Class shares, 0.50% for the Administrative Class shares and 0.75% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

16	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top Holdings1

Vanguard 500 Index Fund ‘Admiral’	25.6%
Vanguard Developed Markets Index Fund ‘Admiral’	15.3%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	15.2%
Vanguard REIT Index Fund ‘Admiral’	10.6%
Vanguard Small-Cap Index Fund ‘Admiral’	10.0%
PIMCO Long Duration Total Return Fund	7.8%
PIMCO Real Return Asset Fund	7.7%
PIMCO High Yield Fund	5.2%
PIMCO Emerging Local Bond Fund	2.5%

Sector Breakdown1

Mutual Funds	99.9%

1 % of Investments, at value as of 12/31/2015. Top Holdings and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns over the reporting period.

»

Within high yield exposure, expressed via PIMCO High Yield Fund, an underweight exposure to the energy sector benefited relative returns as this sector underperformed the broader U.S. High Yield Index over the reporting period.

»	Exposure to emerging market equities detracted from absolute performance, as this asset class posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via PIMCO Real Return Asset Fund, an overweight exposure to U.S. breakeven inflation rates detracted from relative performance, as nominal Treasuries outperformed TIPS over the reporting period.

»

Within long U.S. Treasury exposure, expressed via PIMCO Long Duration Total Return Fund, an exposure to U.S. corporate bonds detracted from relative performance, as U.S. corporate bonds underperformed long-term U.S. Treasuries over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	17

PIMCO RealPath™ Blend 2045 Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Cumulative Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2045 Fund Institutional Class	(5.70)%	(4.30)%	(4.30)%
PIMCO RealPath™ Blend 2045 Fund Administrative Class	(5.76)%	(4.51)%	(4.51)%
PIMCO RealPath™ Blend 2045 Fund Class A	(5.83)%	(4.73)%	(4.73)%
PIMCO RealPath™ Blend 2045 Fund Class A (adjusted)	(11.03)%	(9.95)%	(9.95)%
Real Return Target 2045 Index±	(5.31)%	(4.19)%	(4.19)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± Real Return Target 2045 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.23% for the Institutional Class shares, 0.48% for the Administrative Class shares and 0.73% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

18	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top Holdings1

Vanguard 500 Index Fund ‘Admiral’	25.6%
Vanguard Developed Markets Index Fund ‘Admiral’	17.9%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	17.8%
Vanguard REIT Index Fund ‘Admiral’	10.6%
Vanguard Small-Cap Index Fund ‘Admiral’	10.0%
PIMCO Long Duration Total Return Fund	7.8%
PIMCO Real Return Asset Fund	5.1%
PIMCO High Yield Fund	2.6%
PIMCO Emerging Local Bond Fund	2.5%

Sector Breakdown1

Mutual Funds	99.9%

1 % of Investments, at value as of 12/31/2015. Top Holdings and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns over the reporting period.

»

Within high yield exposure, expressed via PIMCO High Yield Fund, an underweight exposure to the energy sector benefited relative returns as this sector underperformed the broader U.S. High Yield Index over the reporting period.

»	Exposure to emerging market equities detracted from absolute performance, as this asset class posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via PIMCO Real Return Asset Fund, an overweight exposure to U.S. breakeven inflation rates detracted from relative performance, as nominal Treasuries outperformed TIPS over the reporting period.

»

Within long U.S. Treasury exposure, expressed via PIMCO Long Duration Total Return Fund, an exposure to U.S. corporate bonds detracted from relative performance, as U.S. corporate bonds underperformed long-term U.S. Treasuries over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	19

PIMCO RealPath™ Blend 2050 Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Cumulative Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2050 Fund Institutional Class	(5.48)%	(3.98)%	(3.98)%
PIMCO RealPath™ Blend 2050 Fund Administrative Class	(5.56)%	(4.24)%	(4.24)%
PIMCO RealPath™ Blend 2050 Fund Class A	(5.76)%	(4.53)%	(4.53)%
PIMCO RealPath™ Blend 2050 Fund Class A (adjusted)	(10.96)%	(9.76)%	(9.76)%
Real Return Target 2050 Index±	(5.57)%	(4.27)%	(4.27)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± Real Return Target 2050 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.21% for the Institutional Class shares, 0.46% for the Administrative Class shares and 0.71% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

20	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top Holdings1

Vanguard 500 Index Fund ‘Admiral’	28.2%
Vanguard Developed Markets Index Fund ‘Admiral’	17.9%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	17.8%
Vanguard REIT Index Fund ‘Admiral’	10.6%
Vanguard Small-Cap Index Fund ‘Admiral’	10.0%
PIMCO Long Duration Total Return Fund	7.8%
PIMCO Real Return Asset Fund	2.6%
PIMCO High Yield Fund	2.5%
PIMCO Emerging Local Bond Fund	2.5%

Sector Breakdown1

Mutual Funds	99.9%

1 % of Investments, at value as of 12/31/2015. Top Holdings and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns over the reporting period.

»

Within high yield exposure, expressed via PIMCO High Yield Fund, an underweight exposure to the energy sector benefited relative returns as this sector underperformed the broader U.S. High Yield Index over the reporting period.

»	Exposure to emerging market equities detracted from absolute performance, as this asset class posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via PIMCO Real Return Asset Fund, an overweight exposure to U.S. breakeven inflation rates detracted from relative performance, as nominal Treasuries outperformed TIPS over the reporting period.

»

Within long U.S. Treasury exposure, expressed via PIMCO Long Duration Total Return Fund, an exposure to U.S. corporate bonds detracted from relative performance, as U.S. corporate bonds underperformed long-term U.S. Treasuries over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	21

PIMCO RealPath™ Blend 2055 Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Cumulative Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2055 Fund Institutional Class	(5.53)%	(4.04)%	(4.04)%
PIMCO RealPath™ Blend 2055 Fund Administrative Class	(5.70)%	(4.32)%	(4.32)%
PIMCO RealPath™ Blend 2055 Fund Class A	(5.87)%	(4.66)%	(4.66)%
PIMCO RealPath™ Blend 2055 Fund Class A (adjusted)	(11.07)%	(9.89)%	(9.89)%
Real Return Target 40+ Index±	(5.72)%	(4.32)%	(4.32)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± Real Return Target 40+ Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.21% for the Institutional Class shares, 0.46% for the Administrative Class shares and 0.71% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

22	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top Holdings1

Vanguard 500 Index Fund ‘Admiral’	28.2%
Vanguard Developed Markets Index Fund ‘Admiral’	17.9%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	17.8%
Vanguard REIT Index Fund ‘Admiral’	10.6%
Vanguard Small-Cap Index Fund ‘Admiral’	10.0%
PIMCO Long Duration Total Return Fund	7.7%
PIMCO High Yield Fund	2.6%
PIMCO Real Return Asset Fund	2.6%
PIMCO Emerging Local Bond Fund	2.5%

Sector Breakdown1

Mutual Funds	99.9%

1 % of Investments, at value as of 12/31/2015. Top Holdings and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns over the reporting period.

»

Within high yield exposure, expressed via PIMCO High Yield Fund, an underweight exposure to the energy sector benefited relative returns as this sector underperformed the broader U.S. High Yield Index over the reporting period.

»	Exposure to emerging market equities detracted from absolute performance, as this asset class posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via PIMCO Real Return Asset Fund, an overweight exposure to U.S. breakeven inflation rates detracted from relative performance, as nominal Treasuries outperformed TIPS over the reporting period.

»

Within long U.S. Treasury exposure, expressed via PIMCO Long Duration Total Return Fund, an exposure to U.S. corporate bonds detracted from relative performance, as U.S. corporate bonds underperformed long-term U.S. Treasuries over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	23

PIMCO RealPath™ Blend Income Fund

Cumulative Returns Through December 31, 2015

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Cumulative Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend Income Fund Institutional Class	(2.66)%	(2.68)%	(2.68)%
PIMCO RealPath™ Blend Income Fund Administrative Class	(2.78)%	(2.99)%	(2.99)%
PIMCO RealPath™ Blend Income Fund Class A	(2.90)%	(3.12)%	(3.12)%
PIMCO RealPath™ Blend Income Fund Class A (adjusted)	(8.26)%	(8.43)%	(8.43)%
Real Return Target Today Index±	(3.01)%	(2.60)%	(2.60)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± Real Return Target Today Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.37% for the Institutional Class shares, 0.62% for the Administrative Class shares and 0.87% for the Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

24	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings1

PIMCO Total Return Fund	15.5%
PIMCO Real Return Fund	15.4%
Vanguard 500 Index Fund ‘Admiral’	12.7%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	10.3%
PIMCO Long Duration Total Return Fund	7.7%
PIMCO Real Return Asset Fund	7.6%
Vanguard Developed Markets Index Fund ‘Admiral’	7.6%
Vanguard REIT Index Fund ‘Admiral’	5.3%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	5.0%
PIMCO High Yield Fund	2.6%

Sector Breakdown1

Mutual Funds	94.7%

1 % of Investments, at value as of 12/31/2015. Top 10 Holdings and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Fund Insights

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns over the reporting period.

»

Within high yield exposure, expressed via PIMCO High Yield Fund, an underweight exposure to the energy sector benefited relative returns as this sector underperformed the broader U.S. High Yield Index over the reporting period.

»	Exposure to emerging market equities detracted from absolute performance, as this asset class posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via PIMCO Real Return Asset Fund, an overweight exposure to U.S. breakeven inflation rates detracted from relative performance, as nominal Treasuries outperformed TIPS over the reporting period.

»

Within long U.S. Treasury exposure, expressed via PIMCO Long Duration Total Return Fund, an exposure to U.S. corporate bonds detracted from relative performance, as U.S. corporate bonds underperformed long-term U.S. Treasuries over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealPath™ Blend 2020 Fund
Institutional Class	$1,000.00	$965.50	$0.15	$1,000.00	$1,025.39	$0.16	0.03%
Administrative Class	1,000.00	963.70	1.40	1,000.00	1,024.12	1.45	0.28
Class A	1,000.00	963.20	2.66	1,000.00	1,022.84	2.74	0.53
PIMCO RealPath™ Blend 2025 Fund
Institutional Class	$1,000.00	$960.90	$0.15	$1,000.00	$1,025.39	$0.16	0.03%
Administrative Class	1,000.00	959.30	1.40	1,000.00	1,024.12	1.45	0.28
Class A	1,000.00	958.30	2.65	1,000.00	1,022.84	2.74	0.53
PIMCO RealPath™ Blend 2030 Fund
Institutional Class	$1,000.00	$953.50	$0.20	$1,000.00	$1,025.34	$0.21	0.04%
Administrative Class	1,000.00	951.90	1.45	1,000.00	1,024.06	1.50	0.29
Class A	1,000.00	950.70	2.69	1,000.00	1,022.79	2.79	0.54
PIMCO RealPath™ Blend 2035 Fund
Institutional Class	$1,000.00	$946.60	$0.25	$1,000.00	$1,025.29	$0.26	0.05%
Administrative Class	1,000.00	944.80	1.49	1,000.00	1,024.01	1.55	0.30
Class A	1,000.00	944.50	2.73	1,000.00	1,022.74	2.84	0.55

26	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealPath™ Blend 2040 Fund
Institutional Class	$1,000.00	$948.40	$0.25	$1,000.00	$1,025.29	$0.26	0.05%
Administrative Class	1,000.00	947.20	1.49	1,000.00	1,024.01	1.55	0.30
Class A	1,000.00	946.00	2.73	1,000.00	1,022.74	2.84	0.55
PIMCO RealPath™ Blend 2045 Fund
Institutional Class	$1,000.00	$943.00	$0.25	$1,000.00	$1,025.29	$0.26	0.05%
Administrative Class	1,000.00	942.40	1.49	1,000.00	1,024.01	1.55	0.30
Class A	1,000.00	941.70	2.73	1,000.00	1,022.74	2.84	0.55
PIMCO RealPath™ Blend 2050 Fund
Institutional Class	$1,000.00	$945.20	$0.25	$1,000.00	$1,025.29	$0.26	0.05%
Administrative Class	1,000.00	944.40	1.49	1,000.00	1,024.01	1.55	0.30
Class A	1,000.00	942.40	2.73	1,000.00	1,022.74	2.84	0.55
PIMCO RealPath™ Blend 2055 Fund
Institutional Class	$1,000.00	$944.70	$0.25	$1,000.00	$1,025.29	$0.26	0.05%
Administrative Class	1,000.00	943.00	1.49	1,000.00	1,024.01	1.55	0.30
Class A	1,000.00	941.30	2.73	1,000.00	1,022.74	2.84	0.55
PIMCO RealPath™ Blend Income Fund
Institutional Class	$1,000.00	$973.40	$0.15	$1,000.00	$1,025.39	$0.16	0.03%
Administrative Class	1,000.00	972.20	1.41	1,000.00	1,024.12	1.45	0.28
Class A	1,000.00	971.00	2.67	1,000.00	1,022.84	2.74	0.53

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/366(to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2015	27

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

PIMCO RealPath™ Blend 2020 Fund
Institutional Class
07/01/2015 - 12/31/2015+	$9.97	$0.20	$(0.55)	$(0.35)	$(0.17)	$(0.02)	$(0.19)
12/31/2014 - 06/30/2015	10.00	0.11	(0.09)	0.02	(0.05)	0.00	(0.05)
Administrative Class
07/01/2015 - 12/31/2015+	9.97	0.18	(0.54)	(0.36)	(0.16)	(0.02)	(0.18)
12/31/2014 - 06/30/2015	10.00	0.10	(0.09)	0.01	(0.04)	0.00	(0.04)
Class A
07/01/2015 - 12/31/2015+	9.97	0.17	(0.54)	(0.37)	(0.14)	(0.02)	(0.16)
12/31/2014 - 06/30/2015	10.00	0.09	(0.09)	0.00	(0.03)	0.00	(0.03)

PIMCO RealPath™ Blend 2025 Fund
Institutional Class
07/01/2015 - 12/31/2015+	$9.99	$0.19	$(0.58)	$(0.39)	$(0.17)	$(0.02)	$(0.19)
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.05)	0.00	(0.05)
Administrative Class
07/01/2015 - 12/31/2015+	9.99	0.17	(0.57)	(0.40)	(0.16)	(0.02)	(0.18)
12/31/2014 - 06/30/2015	10.00	0.11	(0.08)	0.03	(0.04)	0.00	(0.04)
Class A
07/01/2015 - 12/31/2015+	9.99	0.16	(0.57)	(0.41)	(0.14)	(0.02)	(0.16)
12/31/2014 - 06/30/2015	10.00	0.10	(0.08)	0.02	(0.03)	0.00	(0.03)

PIMCO RealPath™ Blend 2030 Fund
Institutional Class
07/01/2015 - 12/31/2015+	$10.00	$0.18	$(0.64)	$(0.46)	$(0.17)	$(0.03)	$(0.20)
12/31/2014 - 06/30/2015	10.00	0.13	(0.08)	0.05	(0.05)	0.00	(0.05)
Administrative Class
07/01/2015 - 12/31/2015+	10.00	0.17	(0.65)	(0.48)	(0.15)	(0.03)	(0.18)
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.04)	0.00	(0.04)
Class A
07/01/2015 - 12/31/2015+	10.00	0.16	(0.65)	(0.49)	(0.14)	(0.03)	(0.17)
12/31/2014 - 06/30/2015	10.00	0.10	(0.07)	0.03	(0.03)	0.00	(0.03)

PIMCO RealPath™ Blend 2035 Fund
Institutional Class
07/01/2015 - 12/31/2015+	$10.04	$0.16	$(0.69)	$(0.53)	$(0.15)	$(0.03)	$(0.18)
12/31/2014 - 06/30/2015	10.00	0.13	(0.04)	0.09	(0.05)	0.00	(0.05)
Administrative Class
07/01/2015 - 12/31/2015+	10.04	0.14	(0.69)	(0.55)	(0.13)	(0.03)	(0.16)
12/31/2014 - 06/30/2015	10.00	0.11	(0.03)	0.08	(0.04)	0.00	(0.04)
Class A
07/01/2015 - 12/31/2015+	10.03	0.10	(0.65)	(0.55)	(0.09)	(0.03)	(0.12)
12/31/2014 - 06/30/2015	10.00	0.12	(0.05)	0.07	(0.04)	0.00	(0.04)

PIMCO RealPath™ Blend 2040 Fund
Institutional Class
07/01/2015 - 12/31/2015+	$10.07	$0.16	$(0.68)	$(0.52)	$(0.13)	$(0.03)	$(0.16)
12/31/2014 - 06/30/2015	10.00	0.12	0.00	0.12	(0.05)	0.00	(0.05)
Administrative Class
07/01/2015 - 12/31/2015+	10.07	0.18	(0.71)	(0.53)	(0.12)	(0.03)	(0.15)
12/31/2014 - 06/30/2015	10.00	0.11	0.00	0.11	(0.04)	0.00	(0.04)
Class A
07/01/2015 - 12/31/2015+	10.07	0.16	(0.70)	(0.54)	(0.11)	(0.03)	(0.14)
12/31/2014 - 06/30/2015	10.00	0.10	0.00	0.10	(0.03)	0.00	(0.03)

PIMCO RealPath™ Blend 2045 Fund
Institutional Class
07/01/2015 - 12/31/2015+	$10.10	$0.15	$(0.72)	$(0.57)	$(0.13)	$(0.03)	$(0.16)
12/31/2014 - 06/30/2015	10.00	0.12	0.03	0.15	(0.05)	0.00	(0.05)
Administrative Class
07/01/2015 - 12/31/2015+	10.09	0.14	(0.72)	(0.58)	(0.11)	(0.03)	(0.14)
12/31/2014 - 06/30/2015	10.00	0.14	(0.01)	0.13	(0.04)	0.00	(0.04)

Please see footnotes on page 30.

28	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.43	(3.45)%	$3,011	0.03	%*	0.03	%*	0.03	%*	0.03	%*	3.99	%*	5%
9.97	0.19	3,007	0.03	*	0.57	*	0.03	*	0.57	*	2.20	*	5

9.43	(3.63)	10	0.28	*	0.28	*	0.28	*	0.28	*	3.67	*	5
9.97	0.08	10	0.28	*	0.82	*	0.28	*	0.82	*	1.92	*	5

9.44	(3.68)	10	0.53	*	0.53	*	0.53	*	0.53	*	3.47	*	5
9.97	(0.03)	10	0.53	*	1.07	*	0.53	*	1.07	*	1.70	*	5

$9.41	(3.91)%	$2,920	0.03	%*	0.03	%*	0.03	%*	0.03	%*	3.87	%*	5%
9.99	0.39	3,026	0.03	*	0.57	*	0.03	*	0.57	*	2.38	*	5

9.41	(4.07)	15	0.28	*	0.28	*	0.28	*	0.28	*	3.50	*	5
9.99	0.30	15	0.28	*	0.82	*	0.28	*	0.82	*	2.20	*	5

9.42	(4.17)	10	0.53	*	0.53	*	0.53	*	0.53	*	3.16	*	5
9.99	0.17	11	0.53	*	1.07	*	0.53	*	1.07	*	1.92	*	5

$9.34	(4.65)%	$2,994	0.04	%*	0.04	%*	0.04	%*	0.04	%*	3.60	%*	6%
10.00	0.49	3,015	0.04	*	0.58	*	0.04	*	0.58	*	2.55	*	6

9.34	(4.81)	11	0.29	*	0.29	*	0.29	*	0.29	*	3.46	*	6
10.00	0.37	10	0.29	*	0.83	*	0.29	*	0.83	*	2.30	*	6

9.34	(4.93)	13	0.54	*	0.54	*	0.54	*	0.54	*	3.31	*	6
10.00	0.27	10	0.54	*	1.08	*	0.54	*	1.08	*	2.04	*	6

$9.33	(5.34)%	$3,301	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.23	%*	5%
10.04	0.89	3,027	0.05	*	0.58	*	0.05	*	0.58	*	2.48	*	6

9.33	(5.52)	10	0.30	*	0.30	*	0.30	*	0.30	*	2.93	*	5
10.04	0.77	10	0.30	*	0.83	*	0.30	*	0.83	*	2.22	*	6

9.36	(5.55)	9	0.55	*	0.55	*	0.55	*	0.55	*	2.11	*	5
10.03	0.65	22	0.55	*	1.08	*	0.55	*	1.08	*	2.33	*	6

$9.39	(5.16)%	$2,895	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.12	%*	5%
10.07	1.19	3,036	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

9.39	(5.28)	33	0.30	*	0.30	*	0.30	*	0.30	*	3.62	*	5
10.07	1.08	12	0.30	*	0.83	*	0.30	*	0.83	*	2.20	*	6

9.39	(5.40)	31	0.55	*	0.55	*	0.55	*	0.55	*	3.33	*	5
10.07	0.98	11	0.55	*	1.08	*	0.55	*	1.08	*	1.93	*	6

$9.37	(5.70)%	$2,958	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.07	%*	5%
10.10	1.48	3,044	0.05	*	0.58	*	0.05	*	0.58	*	2.37	*	6

9.37	(5.76)	37	0.30	*	0.30	*	0.30	*	0.30	*	2.80	*	5
10.09	1.33	39	0.30	*	0.83	*	0.30	*	0.83	*	2.69	*	6

Please see footnotes on page 30.

SEMIANNUAL REPORT	DECEMBER 31, 2015	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

PIMCO RealPath™ Blend 2045 Fund (Cont.)
Class A
07/01/2015 - 12/31/2015+	$10.09	$0.13	$(0.72)	$(0.59)	$(0.09)	$(0.03)	$(0.12)
12/31/2014 - 06/30/2015	10.00	0.09	0.03	0.12	(0.03)	0.00	(0.03)

PIMCO RealPath™ Blend 2050 Fund
Institutional Class
07/01/2015 - 12/31/2015+	$10.11	$0.15	$(0.70)	$(0.55)	$(0.13)	$(0.03)	$(0.16)
12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	(0.05)
Administrative Class
07/01/2015 - 12/31/2015+	10.10	0.14	(0.70)	(0.56)	(0.11)	(0.03)	(0.14)
12/31/2014 - 06/30/2015	10.00	0.12	0.02	0.14	(0.04)	0.00	(0.04)
Class A
07/01/2015 - 12/31/2015+	10.10	0.16	(0.74)	(0.58)	(0.11)	(0.03)	(0.14)
12/31/2014 - 06/30/2015	10.00	0.10	0.03	0.13	(0.03)	0.00	(0.03)

PIMCO RealPath™ Blend 2055 Fund
Institutional Class
07/01/2015 - 12/31/2015+	$10.11	$0.15	$(0.71)	$(0.56)	$(0.13)	$(0.03)	$(0.16)
12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	(0.05)
Administrative Class
07/01/2015 - 12/31/2015+	10.11	0.14	(0.71)	(0.57)	(0.12)	(0.03)	(0.15)
12/31/2014 - 06/30/2015	10.00	0.11	0.04	0.15	(0.04)	0.00	(0.04)
Class A
07/01/2015 - 12/31/2015+	10.09	0.13	(0.72)	(0.59)	(0.10)	(0.03)	(0.13)
12/31/2014 - 06/30/2015	10.00	0.13	0.00	0.13	(0.04)	0.00	(0.04)

PIMCO RealPath™ Blend Income Fund
Institutional Class
07/01/2015 - 12/31/2015+	$9.95	$0.20	$(0.46)	$(0.26)	$(0.18)	$(0.02)	$(0.20)
12/31/2014 - 06/30/2015	10.00	0.10	(0.10)	0.00	(0.05)	0.00	(0.05)
Administrative Class
07/01/2015 - 12/31/2015+	9.94	0.17	(0.44)	(0.27)	(0.16)	(0.02)	(0.18)
12/31/2014 - 06/30/2015	10.00	0.09	(0.11)	(0.02)	(0.04)	0.00	(0.04)
Class A
07/01/2015 - 12/31/2015+	9.94	0.17	(0.45)	(0.28)	(0.15)	(0.02)	(0.17)
12/31/2014 - 06/30/2015	10.00	0.13	(0.15)	(0.02)	(0.04)	0.00	(0.04)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

30	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.38	(5.83)%	$9	0.55	%*	0.55	%*	0.55	%*	0.55	%*	2.56	%*	5%
10.09	1.16	10	0.55	*	1.08	*	0.55	*	1.08	*	1.86	*	6

$9.40	(5.48)%	$2,916	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.04	%*	4%
10.11	1.59	3,046	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

9.40	(5.56)	13	0.30	*	0.30	*	0.30	*	0.30	*	2.77	*	4
10.10	1.39	14	0.30	*	0.83	*	0.30	*	0.83	*	2.33	*	6

9.38	(5.76)	72	0.55	*	0.55	*	0.55	*	0.55	*	3.26	*	4
10.10	1.31	15	0.55	*	1.08	*	0.55	*	1.08	*	2.05	*	6

$9.39	(5.53)%	$2,892	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.03	%*	5%
10.11	1.58	3,048	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	5

9.39	(5.70)	10	0.30	*	0.30	*	0.30	*	0.30	*	2.77	*	5
10.11	1.47	11	0.30	*	0.83	*	0.30	*	0.83	*	2.18	*	5

9.37	(5.87)	62	0.55	*	0.55	*	0.55	*	0.55	*	2.53	*	5
10.09	1.28	66	0.55	*	1.08	*	0.55	*	1.08	*	2.53	*	5

$9.49	(2.66)%	$3,013	0.03	%*	0.03	%*	0.03	%*	0.03	%*	4.04	%*	6%
9.95	(0.02)	3,035	0.03	*	0.56	*	0.03	*	0.56	*	2.03	*	4

9.49	(2.78)	10	0.28	*	0.28	*	0.28	*	0.28	*	3.46	*	6
9.94	(0.21)	14	0.28	*	0.81	*	0.28	*	0.81	*	1.84	*	4

9.49	(2.90)	57	0.53	*	0.53	*	0.53	*	0.53	*	3.48	*	6
9.94	(0.22)	73	0.53	*	1.06	*	0.53	*	1.06	*	2.61	*	4

SEMIANNUAL REPORT	DECEMBER 31, 2015	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RealPath™ Blend 2020 Fund	PIMCO RealPath™ Blend 2025 Fund	PIMCO RealPath™ Blend 2030 Fund	PIMCO RealPath™ Blend 2035 Fund

Assets:
Investments, at value
Investments in securities	$1,210	$1,841	$1,815	$2,337
Investments in Affiliates	1,751	1,755	1,133	916
Financial Derivative Instruments
Exchange-traded or centrally cleared	12	15	13	19
Over the counter	1	1	1	1
Cash	62	77	63	59
Receivable for Fund shares sold	0	0	0	1
Dividends receivable	4	5	3	3
Total Assets	3,040	3,694	3,028	3,336

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$5	$8	$6	$13
Payable for investments purchased	0	0	0	0
Payable for investments in Affiliates purchased	4	5	3	3
Payable for Fund shares redeemed	0	736	0	0
Accrued investment advisory fees	0	0	0	0
Accrued reimbursement to PIMCO	0	0	1	0
Total Liabilities	9	749	10	16

Net Assets	$3,031	$2,945	$3,018	$3,320

Net Assets Consist of:
Paid in capital	$3,209	$3,168	$3,226	$3,558
Undistributed net investment income	20	21	20	20
Accumulated undistributed net realized gain (loss)	7	3	(4)	(10)
Net unrealized (depreciation)	(205)	(247)	(224)	(248)
	$3,031	$2,945	$3,018	$3,320

Net Assets:
Institutional Class	$3,011	$2,920	$2,994	$3,301
Administrative Class	10	15	11	10
Class A	10	10	13	9

Shares Issued and Outstanding:
Institutional Class	319	311	321	354
Administrative Class	1	1	1	1
Class A	1	1	1	1

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.43	$9.41	$9.34	$9.33
Administrative Class	9.43	9.41	9.34	9.33
Class A	9.44	9.42	9.34	9.36

Cost of investments in securities	$1,270	$1,936	$1,912	$2,471
Cost of investments in Affiliates	$1,891	$1,900	$1,255	$1,025
Cost or premiums of financial derivative instruments, net	$12	$15	$12	$13

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	With respect to the A Class, the redemption price varies by the length of time the shares are held.

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

PIMCO RealPath™ Blend 2040 Fund	PIMCO RealPath™ Blend 2045 Fund	PIMCO RealPath™ Blend 2050 Fund	PIMCO RealPath™ Blend 2055 Fund	PIMCO RealPath™ Blend Income Fund

$2,223	$2,408	$2,480	$2,450	$1,000
667	526	451	445	2,009

15	15	15	15	12
1	1	1	1	1
63	63	63	62	63
0	1	0	0	0
2	2	2	2	4
2,971	3,016	3,012	2,975	3,089

$9	$9	$9	$9	$5
0	0	2	2	4
2	2	0	0	0
0	0	0	0	0
1	1	0	0	0
0	0	0	0	0
12	12	11	11	9

$2,959	$3,004	$3,001	$2,964	$3,080

$3,145	$3,203	$3,192	$3,157	$3,243
23	24	21	22	19
(8)	(12)	(10)	(12)	5
(201)	(211)	(202)	(203)	(187)
$2,959	$3,004	$3,001	$2,964	$3,080

$2,895	$2,958	$2,916	$2,892	$3,013
33	37	13	10	10
31	9	72	62	57

308	316	310	308	318
4	4	1	1	2
3	1	8	7	5

$9.39	$9.37	$9.40	$9.39	$9.49
9.39	9.37	9.40	9.39	9.49
9.39	9.38	9.38	9.37	9.49

$2,344	$2,550	$2,620	$2,592	$1,042
$743	$590	$507	$501	$2,149
$11	$12	$13	$13	$12

SEMIANNUAL REPORT	DECEMBER 31, 2015	33

Statements of Operations

Six Months Ended December 31, 2015
(Amounts in thousands†)	PIMCO RealPath™ Blend 2020 Fund	PIMCO RealPath™ Blend 2025 Fund	PIMCO RealPath™ Blend 2030 Fund	PIMCO RealPath™ Blend 2035 Fund

Investment Income:
Dividends	$17	$28	$27	$34
Dividends from Investments in Affiliates	46	44	30	22
Total Income	63	72	57	56

Expenses:
Investment advisory fees	0	0	0	1
Supervisory and administrative fees	1	1	1	0
Total Expenses	1	1	1	1

Net Investment Income	62	71	56	55

Net Realized Gain (Loss):
Investments in securities	(1)	(1)	(2)	(1)
Investments in Affiliates	(2)	(2)	(2)	(3)
Net capital gain distributions received from Affiliate investments	27	25	15	11
Over the counter financial derivative instruments	(19)	(22)	(19)	(20)

Net Realized Gain (Loss)	5	0	(8)	(13)

Net Change in Unrealized (Depreciation):
Investments in securities	(71)	(105)	(106)	(151)
Investments in Affiliates	(98)	(107)	(83)	(73)
Exchange-traded or centrally cleared financial derivative instruments	(5)	(5)	(5)	(5)
Over the counter financial derivative instruments	(1)	(2)	(1)	(1)

Net Change in Unrealized (Depreciation)	(175)	(219)	(195)	(230)

Net (Decrease) in Net Assets Resulting from Operations	$(108)	$(148)	$(147)	$(188)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

PIMCO RealPath™ Blend 2040 Fund	PIMCO RealPath™ Blend 2045 Fund	PIMCO RealPath™ Blend 2050 Fund	PIMCO RealPath™ Blend 2055 Fund	PIMCO RealPath™ Blend Income Fund

$32	$35	$35	$35	$15
17	14	13	13	51
49	49	48	48	66

1	1	1	1	0
0	0	0	0	1
1	1	1	1	1

48	48	47	47	65

0	(2)	(2)	(2)	1
(2)	(2)	(1)	(2)	(3)
10	8	8	8	25
(19)	(19)	(19)	(19)	(19)

(11)	(15)	(14)	(15)	4

(141)	(168)	(165)	(167)	(48)
(48)	(39)	(34)	(33)	(98)
(5)	(4)	(5)	(5)	(5)
(1)	(1)	(1)	(1)	(1)

(195)	(212)	(205)	(206)	(152)

$(158)	$(179)	$(172)	$(174)	$(83)

SEMIANNUAL REPORT	DECEMBER 31, 2015	35

Statements of Changes in Net Assets

	PIMCO RealPath™ Blend 2020 Fund		PIMCO RealPath™ Blend 2025 Fund		PIMCO RealPath™ Blend 2030 Fund		PIMCO RealPath™ Blend 2035 Fund

(Amounts in thousands†)	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$62	$33	$71	$36	$56	$39	$55	$38
Net realized gain (loss)	5	4	0	5	(8)	5	(13)	6
Net change in unrealized appreciation (depreciation)	(175)	(30)	(219)	(28)	(195)	(29)	(230)	(18)

Net Increase (Decrease) in Net Assets Resulting from Operations	(108)	7	(148)	13	(147)	15	(188)	26

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(55)	(15)	(66)	(15)	(53)	(15)	(51)	(15)
Administrative Class	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)
Class A	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)
From net realized capital gains (a)
Institutional Class	(7)	0	(7)	0	(9)	0	(10)	0
Administrative Class	(0)	0	(0)	0	(0)	0	(0)	0
Class A	(0)	0	(0)	0	(0)	0	(0)	0

Total Distributions	(62)	(15)	(73)	(15)	(62)	(15)	(61)	(15)

Portfolio Share Transactions:
Net increase resulting from Fund share transactions**	174	3,035	114	3,054	192	3,035	510	3,048

Total Increase (Decrease) in Net Assets	4	3,027	(107)	3,052	(17)	3,035	261	3,059

Net Assets:
Beginning of period	3,027	0	3,052	0	3,035	0	3,059	0
End of period*	$3,031	$3,027	$2,945	$3,052	$3,018	$3,035	$3,320	$3,059

* Including undistributed net investment income of:	$20	$13	$21	$16	$20	$17	$20	$16

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
**	See Note 11 in Notes to Financial Statements.

36	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RealPath™ Blend 2040 Fund		PIMCO RealPath™ Blend 2045 Fund		PIMCO RealPath™ Blend 2050 Fund		PIMCO RealPath™ Blend 2055 Fund		PIMCO RealPath™ Blend Income Fund

Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Inception date through June 30, 2015

$48	$37	$48	$36	$47	$37	$47	$37	$65	$31
(11)	5	(15)	6	(14)	6	(15)	6	4	1
(195)	(6)	(212)	1	(205)	3	(206)	3	(152)	(35)

(158)	36	(179)	43	(172)	46	(174)	46	(83)	(3)

(40)	(15)	(39)	(15)	(40)	(15)	(40)	(15)	(56)	(15)
(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)
(0)	(0)	(0)	(0)	(1)	(0)	(1)	(0)	(1)	(0)

(9)	0	(9)	0	(8)	0	(9)	0	(5)	0
(0)	0	(0)	0	(0)	0	(0)	0	(0)	0
(0)	0	(0)	0	(0)	0	(0)	0	(0)	0

(49)	(15)	(48)	(15)	(49)	(15)	(50)	(15)	(62)	(15)

107	3,038	138	3,065	147	3,044	63	3,094	103	3,140

(100)	3,059	(89)	3,093	(74)	3,075	(161)	3,125	(42)	3,122

3,059	0	3,093	0	3,075	0	3,125	0	3,122	0
$2,959	$3,059	$3,004	$3,093	$3,001	$3,075	$2,964	$3,125	$3,080	$3,122

$23	$15	$24	$15	$21	$15	$22	$16	$19	$11

SEMIANNUAL REPORT	DECEMBER 31, 2015	37

Schedule of Investments PIMCO RealPath™ Blend 2020 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 39.9%

MUTUAL FUNDS 39.8%
Vanguard 500 Index Fund ‘Admiral’	2,405	$453
Vanguard Developed Markets Index Fund ‘Admiral’	19,080	226
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8,217	225
Vanguard REIT Index Fund ‘Admiral’	1,384	156
Vanguard Small-Cap Index Fund ‘Admiral’	2,773	147

Total Mutual Funds (Cost $1,267)		1,207

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.204% due 01/14/2016	$3	3

Total Short-Term Instruments (Cost $3)		3

Total Investments in Securities (Cost $1,270)		1,210

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 57.8%

MUTUAL FUNDS (a) 57.8%
PIMCO Emerging Local Bond Fund	11,285	$75
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	23,115	229
PIMCO High Yield Fund	18,362	152
PIMCO Long Duration Total Return Fund	21,325	228
PIMCO Real Return Asset Fund	39,405	302
PIMCO Real Return Fund	28,962	304
PIMCO Total Return Fund	45,781	461

Total Mutual Funds (Cost $1,891)		1,751

Total Investments in Affiliates (Cost $1,891)		1,751

Total Investments 97.7% (Cost $3,161)		$2,961

Financial Derivative Instruments (b)(c) 0.3%
(Cost or Premiums, net $12)		8

Other Assets and Liabilities, net 2.0%		62

Net Assets 100.0%		$3,031

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,650.000	01/15/2016	1	$5	$0
Put - CBOE S&P 500 Index	1,750.000	03/18/2016	2	9	2
Put - CBOE S&P 500 Index	1,850.000	06/17/2016	1	6	5
Put - CBOE S&P 500 Index	1,750.000	09/16/2016	1	7	5

				$27	$12

Total Purchased Options				$27	$12

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,500.000	01/15/2016	1	$(3)	$0
Put - CBOE S&P 500 Index	1,600.000	03/18/2016	2	(5)	(1)
Put - CBOE S&P 500 Index	1,650.000	06/17/2016	1	(3)	(2)
Put - CBOE S&P 500 Index	1,500.000	09/16/2016	1	(4)	(2)

				$(15)	$(5)

Total Written Options				$(15)	$(5)

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$12	$0	$0	$12		$(5)	$0	$0	$(5)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	3	$(9)
Sales	2	(6)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	5	$(15)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	470	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	$73	$1	$1	$0

Total Swap Agreements							$1	$1	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$12	$0	$0	$12

Over the counter
Swap Agreements	$1	$0	$0	$0	$0	$1

	$1	$0	$12	$0	$0	$13

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$5	$0	$0	$5

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	39

Schedule of Investments PIMCO RealPath™ Blend 2020 Fund (Cont.)

December 31, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(19)	$0	$0	$0	$0	$(19)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(12)	$0	$0	$(12)
Written Options	0	0	7	0	0	7

	$0	$0	$(5)	$0	$0	$(5)

Over the counter
Swap Agreements	$(1)	$0	$0	$0	$0	$(1)

	$(1)	$0	$(5)	$0	$0	$(6)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Mutual Funds	$1,207	$0	$0	$1,207
Short-Term Instruments
U.S. Treasury Bills	0	3	0	3
	$1,207	$3	$0	$1,210

Investments in Affiliates, at Value
Mutual Funds	1,751	0	0	1,751

Total Investments	$2,958	$3	$0	$2,961

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$12	$0	$12
Over the counter	0	1	0	1
	$0	$13	$0	$13

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(5)	$0	$(5)

Totals	$2,958	$11	$0	$2,969

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

40	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ Blend 2025 Fund

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 62.6%

MUTUAL FUNDS 62.5%
Vanguard 500 Index Fund ‘Admiral’	3,413	$643
Vanguard Developed Markets Index Fund ‘Admiral’	30,991	366
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	13,327	364
Vanguard REIT Index Fund ‘Admiral’	2,529	286
Vanguard Small-Cap Index Fund ‘Admiral’	3,372	179

Total Mutual Funds (Cost $1,933)		1,838

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.204% due 01/14/2016	$3	3

Total Short-Term Instruments (Cost $3)		3

Total Investments in Securities (Cost $1,936)		1,841

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 59.5%

MUTUAL FUNDS (a) 59.5%
PIMCO Emerging Local Bond Fund	13,727	$91
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	18,744	186
PIMCO High Yield Fund	33,503	277
PIMCO Long Duration Total Return Fund	25,980	278
PIMCO Real Return Asset Fund	47,793	366
PIMCO Real Return Fund	26,361	277
PIMCO Total Return Fund	27,843	280

Total Mutual Funds (Cost $1,900)		1,755

Total Investments in Affiliates (Cost $1,900)		1,755

Total Investments 122.1% (Cost $3,836)		$3,596

Financial Derivative Instruments (b)(c) 0.3% (Cost or Premiums, net $15)		8

Other Assets and Liabilities, net (22.4%)		(659)

Net Assets 100.0%		$2,945

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,550.000	01/15/2016	2	$7	$0
Put - CBOE S&P 500 Index	1,750.000	03/18/2016	2	9	2
Put - CBOE S&P 500 Index	1,850.000	06/17/2016	1	6	4
Put - CBOE S&P 500 Index	1,600.000	09/16/2016	3	14	9

				$36	$15

Total Purchased Options				$36	$15

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,400.000	01/15/2016	2	$(4)	$0
Put - CBOE S&P 500 Index	1,600.000	03/18/2016	2	(5)	(1)
Put - CBOE S&P 500 Index	1,650.000	06/17/2016	1	(3)	(2)
Put - CBOE S&P 500 Index	1,450.000	09/16/2016	3	(9)	(5)

				$(21)	$(8)

Total Written Options				$(21)	$(8)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	41

Schedule of Investments PIMCO RealPath™ Blend 2025 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$15	$0	$0	$15		$(8)	$0	$0	$(8)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	4	$(10)
Sales	4	(11)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	8	$(21)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	571	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	$	89	$1	$1	$0

Total Swap Agreements								$1	$1	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$15	$0	$0	$15

Over the counter
Swap Agreements	$1	$0	$0	$0	$0	$1

	$1	$0	$15	$0	$0	$16

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$8	$0	$0	$8

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(22)	$0	$0	$0	$0	$(22)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(15)	$0	$0	$(15)
Written Options	0	0	10	0	0	10

	$0	$0	$(5)	$0	$0	$(5)

Over the counter
Swap Agreements	$(2)	$0	$0	$0	$0	$(2)

	$(2)	$0	$(5)	$0	$0	$(7)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Mutual Funds	$1,838	$0	$0	$1,838
Short-Term Instruments
U.S. Treasury Bills	0	3	0	3
	$1,838	$3	$0	$1,841

Investments in Affiliates, at Value
Mutual Funds	1,755	0	0	1,755

Total Investments	$3,593	$3	$0	$3,596

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$15	$0	$15
Over the counter	0	1	0	1
	$0	$16	$0	$16

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(8)	$0	$(8)

Totals	$3,593	$11	$0	$3,604

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	43

Schedule of Investments PIMCO RealPath™ Blend 2030 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 60.2%

MUTUAL FUNDS 60.1%
Vanguard 500 Index Fund ‘Admiral’	3,198	$603
Vanguard Developed Markets Index Fund ‘Admiral’	31,792	376
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	13,660	373
Vanguard REIT Index Fund ‘Admiral’	2,767	312
Vanguard Small-Cap Index Fund ‘Admiral’	2,765	147

Total Mutual Funds (Cost $1,908)		1,811

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.202% due 01/14/2016	$4	4

Total Short-Term Instruments (Cost $4)		4

Total Investments in Securities (Cost $1,912)		1,815

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 37.5%

MUTUAL FUNDS (a) 37.5%
PIMCO Emerging Local Bond Fund	22,511	$150
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	7,685	76
PIMCO High Yield Fund	27,471	227
PIMCO Long Duration Total Return Fund	21,228	227
PIMCO Real Return Asset Fund	39,189	300
PIMCO Real Return Fund	7,239	76
PIMCO Total Return Fund	7,668	77

Total Mutual Funds (Cost $1,255)		1,133

Total Investments in Affiliates (Cost $1,255)		1,133

Total Investments 97.7% (Cost $3,167)		$2,948

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $12)		8

Other Assets and Liabilities, net 2.1%		62

Net Assets 100.0%		$3,018

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,550.000	01/15/2016	2	$8	$0
Put - CBOE S&P 500 Index	1,700.000	03/18/2016	2	7	2
Put - CBOE S&P 500 Index	1,750.000	06/17/2016	2	8	6
Put - CBOE S&P 500 Index	1,550.000	09/16/2016	2	8	5

				$31	$13

Total Purchased Options				$31	$13

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,450.000	01/15/2016	2	$(6)	$0
Put - CBOE S&P 500 Index	1,550.000	03/18/2016	2	(4)	(1)
Put - CBOE S&P 500 Index	1,600.000	06/17/2016	2	(5)	(3)
Put - CBOE S&P 500 Index	1,350.000	09/16/2016	2	(4)	(2)

				$(19)	$(6)

Total Written Options				$(19)	$(6)

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$13	$0	$0	$13	$(6)	$0	$0	$(6)

(c) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	4	$(10)
Sales	4	(9)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	8	$(19)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	468	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	$73	$1	$1	$0

Total Swap Agreements							$1	$1	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$13	$0	$0	$13

Over the counter
Swap Agreements	$1	$0	$0	$0	$0	$1

	$1	$0	$13	$0	$0	$14

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$6	$0	$0	$6

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	45

Schedule of Investments PIMCO RealPath™ Blend 2030 Fund (Cont.)

December 31, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(19)	$0	$0	$0	$0	$(19)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(13)	$0	$0	$(13)
Written Options	0	0	8	0	0	8

	$0	$0	$(5)	$0	$0	$(5)

Over the counter
Swap Agreements	$(1)	$0	$0	$0	$0	$(1)

	$(1)	$0	$(5)	$0	$0	$(6)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Mutual Funds	$1,811	$0	$0	$1,811
Short-Term Instruments
U.S. Treasury Bills	0	4	0	4
	$1,811	$4	$0	$1,815

Investments in Affiliates, at Value
Mutual Funds	1,133	0	0	1,133

Total Investments	$2,944	$4	$0	$2,948

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$13	$0	$13
Over the counter	0	1	0	1
	$0	$14	$0	$14

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(6)	$0	$(6)

Totals	$2,944	$12	$0	$2,956

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

46	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ Blend 2035 Fund

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 70.4%

MUTUAL FUNDS 70.3%
Vanguard 500 Index Fund ‘Admiral’	3,981	$750
Vanguard Developed Markets Index Fund ‘Admiral’	42,232	499
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	18,136	496
Vanguard REIT Index Fund ‘Admiral’	3,053	345
Vanguard Small-Cap Index Fund ‘Admiral’	4,589	243

Total Mutual Funds (Cost $2,467)		2,333

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.202% due 01/14/2016	$4	4

Total Short-Term Instruments (Cost $4)		4

Total Investments in Securities (Cost $2,471)		2,337

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 27.6%

MUTUAL FUNDS (a) 27.6%
PIMCO Emerging Local Bond Fund	24,906	$166
PIMCO High Yield Fund	20,262	167
PIMCO Long Duration Total Return Fund	23,486	251
PIMCO Real Return Asset Fund	43,358	332

Total Mutual Funds (Cost $1,025)		916

Total Investments in Affiliates (Cost $1,025)		916

Total Investments 98.0% (Cost $3,496)		$3,253

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $13)		7

Other Assets and Liabilities, net 1.8%		60

Net Assets 100.0%		$3,320

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,550.000	01/15/2016	2	$8	$0
Put - CBOE S&P 500 Index	1,700.000	03/18/2016	2	7	2
Put - CBOE S&P 500 Index	1,700.000	06/17/2016	3	10	7
Put - CBOE S&P 500 Index	1,650.000	09/16/2016	3	17	10

				$42	$19

Total Purchased Options				$42	$19

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,450.000	01/15/2016	2	$(6)	$0
Put - CBOE S&P 500 Index	1,550.000	03/18/2016	2	(4)	(1)
Put - CBOE S&P 500 Index	1,600.000	06/17/2016	3	(7)	(5)
Put - CBOE S&P 500 Index	1,550.000	09/16/2016	3	(12)	(7)

				$(29)	$(13)

Total Written Options				$(29)	$(13)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	47

Schedule of Investments PIMCO RealPath™ Blend 2035 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$19	$0	$0	$19	$(13)	$0	$0	$(13)

(c) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	4	$(10)
Sales	6	(19)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	10	$(29)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

					Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate					Asset	Liability
CBK	Receive	BCOMTR Index	518	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	$	81	$1	$1	$0

Total Swap Agreements								$1	$1	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$19	$0	$0	$19

Over the counter
Swap Agreements	$1	$0	$0	$0	$0	$1

	$1	$0	$19	$0	$0	$20

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$13	$0	$0	$13

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(20)	$0	$0	$0	$0	$(20)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(17)	$0	$0	$(17)
Written Options	0	0	12	0	0	12

	$0	$0	$(5)	$0	$0	$(5)

Over the counter
Swap Agreements	$(1)	$0	$0	$0	$0	$(1)

	$(1)	$0	$(5)	$0	$0	$(6)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Mutual Funds	$2,333	$0	$0	$2,333
Short-Term Instruments
U.S. Treasury Bills	0	4	0	4
	$2,333	$4	$0	$2,337

Investments in Affiliates, at Value
Mutual Funds	916	0	0	916

Total Investments	$3,249	$4	$0	$3,253

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$19	$0	$19
Over the counter	0	1	0	1

	$0	$20	$0	$20

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(13)	$0	$(13)

Totals	$3,249	$11	$0	$3,260

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	49

Schedule of Investments PIMCO RealPath™ Blend 2040 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.1%

MUTUAL FUNDS 75.0%
Vanguard 500 Index Fund ‘Admiral’	3,930	$741
Vanguard Developed Markets Index Fund ‘Admiral’	37,483	443
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	16,115	440
Vanguard REIT Index Fund ‘Admiral’	2,718	307
Vanguard Small-Cap Index Fund ‘Admiral’	5,437	288

Total Mutual Funds (Cost $2,340)		2,219

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.192% due 01/14/2016	$4	4

Total Short-Term Instruments (Cost $4)		4

Total Investments in Securities (Cost $2,344)		2,223

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 22.6%

MUTUAL FUNDS (a) 22.6%
PIMCO Emerging Local Bond Fund	10,928	$73
PIMCO High Yield Fund	18,006	149
PIMCO Long Duration Total Return Fund	20,949	224
PIMCO Real Return Asset Fund	28,897	221

Total Mutual Funds (Cost $743)		667

Total Investments in Affiliates (Cost $743)		667

Total Investments 97.7% (Cost $3,087)		$2,890

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $11)		7

Other Assets and Liabilities, net 2.1%		62

Net Assets 100.0%		$2,959

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,500.000	01/15/2016	2	$7	$0
Put - CBOE S&P 500 Index	1,650.000	03/18/2016	3	9	2
Put - CBOE S&P 500 Index	1,700.000	06/17/2016	3	10	7
Put - CBOE S&P 500 Index	1,600.000	09/16/2016	2	10	6

				$36	$15

Total Purchased Options				$36	$15

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,400.000	01/15/2016	2	$(5)	$0
Put - CBOE S&P 500 Index	1,550.000	03/18/2016	3	(7)	(1)
Put - CBOE S&P 500 Index	1,600.000	06/17/2016	3	(7)	(5)
Put - CBOE S&P 500 Index	1,450.000	09/16/2016	2	(6)	(3)

				$(25)	$(9)

Total Written Options				$(25)	$(9)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$15	$0	$0	$15	$(9)	$0	$0	$(9)

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	5	$(11)
Sales	5	(14)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	10	$(25)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	460	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	$72	$1	$1	$0

Total Swap Agreements							$1	$1	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$15	$0	$0	$15

Over the counter
Swap Agreements	$1	$0	$0	$0	$0	$1

	$1	$0	$15	$0	$0	$16

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$9	$0	$0	$9

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	51

Schedule of Investments PIMCO RealPath™ Blend 2040 Fund (Cont.)

December 31, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(19)	$0	$0	$0	$0	$(19)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(15)	$0	$0	$(15)
Written Options	0	0	10	0	0	10

	$0	$0	$(5)	$0	$0	$(5)

Over the counter
Swap Agreements	$(1)	$0	$0	$0	$0	$(1)

	$(1)	$0	$(5)	$0	$0	$(6)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Mutual Funds	$2,219	$0	$0	$2,219
Short-Term Instruments
U.S. Treasury Bills	0	4	0	4
	$2,219	$4	$0	$2,223

Investments in Affiliates, at Value
Mutual Funds	667	0	0	667

Total Investments	$2,886	$4	$0	$2,890

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$15	$0	$15
Over the counter	0	1	0	1
	$0	$16	$0	$16

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(9)	$0	$(9)

Totals	$2,886	$11	$0	$2,897

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ Blend 2045 Fund

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 80.2%

MUTUAL FUNDS 80.1%
Vanguard 500 Index Fund ‘Admiral’	3,991	$752
Vanguard Developed Markets Index Fund ‘Admiral’	44,412	525
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	19,090	522
Vanguard REIT Index Fund ‘Admiral’	2,761	312
Vanguard Small-Cap Index Fund ‘Admiral’	5,521	293

Total Mutual Funds (Cost $2,546)		2,404

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.202% due 01/14/2016	$4	4

Total Short-Term Instruments (Cost $4)		4

Total Investments in Securities (Cost $2,550)		2,408

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 17.5%

MUTUAL FUNDS (a) 17.5%
PIMCO Emerging Local Bond Fund	11,099	$74
PIMCO High Yield Fund	9,032	75
PIMCO Long Duration Total Return Fund	21,276	227
PIMCO Real Return Asset Fund	19,658	150

Total Mutual Funds (Cost $590)		526

Total Investments in Affiliates (Cost $590)		526

Total Investments 97.7% (Cost $3,140)		$2,934

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $12)		7

Other Assets and Liabilities, net 2.1%		63

Net Assets 100.0%		$3,004

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,500.000	01/15/2016	3	$10	$0
Put - CBOE S&P 500 Index	1,650.000	03/18/2016	3	9	2
Put - CBOE S&P 500 Index	1,700.000	06/17/2016	3	10	7
Put - CBOE S&P 500 Index	1,600.000	09/16/2016	2	10	6

				$39	$15

Total Purchased Options				$39	$15

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,400.000	01/15/2016	3	$(7)	$0
Put - CBOE S&P 500 Index	1,550.000	03/18/2016	3	(7)	(1)
Put - CBOE S&P 500 Index	1,600.000	06/17/2016	3	(7)	(5)
Put - CBOE S&P 500 Index	1,450.000	09/16/2016	2	(6)	(3)

				$(27)	$(9)

Total Written Options				$(27)	$(9)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$15	$0	$0	$15	$(9)	$0	$0	$(9)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	53

Schedule of Investments PIMCO RealPath™ Blend 2045 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	6	$(14)
Sales	5	(13)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	11	$(27)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	468	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	$73	$1	$1	$0

Total Swap Agreements							$1	$1	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$15	$0	$0	$15

Over the counter
Swap Agreements	$1	$0	$0	$0	$0	$1

	$1	$0	$15	$0	$0	$16

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$9	$0	$0	$9

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(19)	$0	$0	$0	$0	$(19)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(15)	$0	$0	$(15)
Written Options	0	0	11	0	0	11

	$0	$0	$(4)	$0	$0	$(4)

Over the counter
Swap Agreements	$(1)	$0	$0	$0	$0	$(1)

	$(1)	$0	$(4)	$0	$0	$(5)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Mutual Funds	$2,404	$0	$0	$2,404
Short-Term Instruments
U.S. Treasury Bills	0	4	0	4
	$2,404	$4	$0	$2,408

Investments in Affiliates, at Value
Mutual Funds	526	0	0	526

Total Investments	$2,930	$4	$0	$2,934

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$15	$0	$15
Over the counter	0	1	0	1
	$0	$16	$0	$16

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(9)	$0	$(9)

Totals	$2,930	$11	$0	$2,941

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	55

Schedule of Investments PIMCO RealPath™ Blend 2050 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.7%

MUTUAL FUNDS 82.5%
Vanguard 500 Index Fund ‘Admiral’	4,385	$826
Vanguard Developed Markets Index Fund ‘Admiral’	44,363	524
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	19,068	521
Vanguard REIT Index Fund ‘Admiral’	2,757	312
Vanguard Small-Cap Index Fund ‘Admiral’	5,514	293

Total Mutual Funds (Cost $2,616)		2,476

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

U.S. TREASURY BILLS 0.2%
0.202% due 01/14/2016	$4	4

Total Short-Term Instruments (Cost $4)		4

Total Investments in Securities (Cost $2,620)		2,480

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 15.0%

MUTUAL FUNDS (a) 15.0%
PIMCO Emerging Local Bond Fund	11,086	$74
PIMCO High Yield Fund	9,022	75
PIMCO Long Duration Total Return Fund	21,254	227
PIMCO Real Return Asset Fund	9,819	75

Total Mutual Funds (Cost $507)		451

Total Investments in Affiliates (Cost $507)		451

Total Investments 97.7% (Cost $3,127)		$2,931

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $13)		7

Other Assets and Liabilities, net 2.1%		63

Net Assets 100.0%		$3,001

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,550.000	01/15/2016	3	$12	$0
Put - CBOE S&P 500 Index	1,650.000	03/18/2016	3	9	2
Put - CBOE S&P 500 Index	1,700.000	06/17/2016	3	10	7
Put - CBOE S&P 500 Index	1,600.000	09/16/2016	2	10	6

				$41	$15

Total Purchased Options				$41	$15

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,450.000	01/15/2016	3	$(8)	$0
Put - CBOE S&P 500 Index	1,550.000	03/18/2016	3	(7)	(1)
Put - CBOE S&P 500 Index	1,600.000	06/17/2016	3	(7)	(5)
Put - CBOE S&P 500 Index	1,450.000	09/16/2016	2	(6)	(3)

				$(28)	$(9)

Total Written Options				$(28)	$(9)

56	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$15	$0	$0	$15		$(9)	$0	$0	$(9)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	6	$(15)
Sales	5	(13)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	11	$(28)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	467	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	$	73	$1	$1	$0

Total Swap Agreements								$1	$1	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$15	$0	$0	$15

Over the counter
Swap Agreements	$1	$0	$0	$0	$0	$1

	$1	$0	$15	$0	$0	$16

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$9	$0	$0	$9

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	57

Schedule of Investments PIMCO RealPath™ Blend 2050 Fund (Cont.)

December 31, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(19)	$0	$0	$0	$0	$(19)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(17)	$0	$0	$(17)
Written Options	0	0	12	0	0	12

	$0	$0	$(5)	$0	$0	$(5)

Over the counter
Swap Agreements	$(1)	$0	$0	$0	$0	$(1)

	$(1)	$0	$(5)	$0	$0	$(6)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Mutual Funds	$2,476	$0	$0	$2,476
Short-Term Instruments
U.S. Treasury Bills	0	4	0	4
	$2,476	$4	$0	$2,480

Investments in Affiliates, at Value
Mutual Funds	451	0	0	451

Total Investments	$2,927	$4	$0	$2,931

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$15	$0	$15
Over the counter	0	1	0	1
	$0	$16	$0	$16

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(9)	$0	$(9)

Totals	$2,927	$11	$0	$2,938

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

58	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ Blend 2055 Fund

December 31, 2015 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.6%

MUTUAL FUNDS 82.5%
Vanguard 500 Index Fund ‘Admiral’	4,332	$816
Vanguard Developed Markets Index Fund ‘Admiral’	43,833	518
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	18,837	515
Vanguard REIT Index Fund ‘Admiral’	2,725	308
Vanguard Small-Cap Index Fund ‘Admiral’	5,448	289

Total Mutual Funds (Cost $2,588)		2,446

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.202% due 01/14/2016	$4	4

Total Short-Term Instruments (Cost $4)		4

Total Investments in Securities (Cost $2,592)		2,450

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 15.1%

MUTUAL FUNDS (a) 15.1%
PIMCO Emerging Local Bond Fund	10,954	$73
PIMCO High Yield Fund	8,914	74
PIMCO Long Duration Total Return Fund	20,999	224
PIMCO Real Return Asset Fund	9,701	74

Total Mutual Funds (Cost $501)		445

Total Investments in Affiliates (Cost $501)		445

Total Investments 97.7% (Cost $3,093)		$2,895

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $13)		7

Other Assets and Liabilities, net 2.1%		62

Net Assets 100.0%		$2,964

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,550.000	01/15/2016	3	$12	$0
Put - CBOE S&P 500 Index	1,650.000	03/18/2016	3	9	2
Put - CBOE S&P 500 Index	1,700.000	06/17/2016	3	10	7
Put - CBOE S&P 500 Index	1,600.000	09/16/2016	2	10	6

				$41	$15

Total Purchased Options				$41	$15

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,450.000	01/15/2016	3	$(8)	$0
Put - CBOE S&P 500 Index	1,550.000	03/18/2016	3	(7)	(1)
Put - CBOE S&P 500 Index	1,600.000	06/17/2016	3	(7)	(5)
Put - CBOE S&P 500 Index	1,450.000	09/16/2016	2	(6)	(3)

				$(28)	$(9)

Total Written Options				$(28)	$(9)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$15	$0	$0	$15		$(9)	$0	$0	$(9)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	59

Schedule of Investments PIMCO RealPath™ Blend 2055 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	6	$(15)
Sales	5	(13)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	11	$(28)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	461	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	$	72	$1	$1	$0

Total Swap Agreements								$1	$1	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$15	$0	$0	$15

Over the counter
Swap Agreements	$1	$0	$0	$0	$0	$1

	$1	$0	$15	$0	$0	$16

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$9	$0	$0	$9

60	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(19)	$0	$0	$0	$0	$(19)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(17)	$0	$0	$(17)
Written Options	0	0	12	0	0	12

	$0	$0	$(5)	$0	$0	$(5)

Over the counter
Swap Agreements	$(1)	$0	$0	$0	$0	$(1)

	$(1)	$0	$(5)	$0	$0	$(6)

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Mutual Funds	$2,446	$0	$0	$2,446
Short-Term Instruments
U.S. Treasury Bills	0	4	0	4
	$2,446	$4	$0	$2,450

Investments in Affiliates, at Value
Mutual Funds	445	0	0	445

Total Investments	$2,891	$4	$0	$2,895

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$15	$0	$15
Over the counter	0	1	0	1
	$0	$16	$0	$16

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(9)	$0	$(9)

Totals	$2,891	$11	$0	$2,902

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	61

Schedule of Investments PIMCO RealPath™ Blend Income Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 32.5%

MUTUAL FUNDS 32.4%
Vanguard 500 Index Fund ‘Admiral’	2,032	$383
Vanguard Developed Markets Index Fund ‘Admiral’	19,330	229
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	5,555	152
Vanguard REIT Index Fund ‘Admiral’	1,402	158
Vanguard Small-Cap Index Fund ‘Admiral’	1,406	75

Total Mutual Funds (Cost $1,039)		997

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.191% due 01/14/2016	$3	3

Total Short-Term Instruments (Cost $3)		3

Total Investments in Securities (Cost $1,042)		1,000

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 65.2%

MUTUAL FUNDS (a) 60.1%
PIMCO Emerging Local Bond Fund	11,443	$76
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	31,251	310
PIMCO High Yield Fund	9,309	77
PIMCO Long Duration Total Return Fund	21,603	231
PIMCO Real Return Asset Fund	29,940	229
PIMCO Real Return Fund	44,011	462
PIMCO Total Return Fund	46,421	467

Total Mutual Funds (Cost $1,992)		1,852

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%
PIMCO Short-Term Floating NAV Portfolio III	15,852	$157

Total Short-Term Instruments (Cost $157)		157

Total Investments in Affiliates (Cost $2,149)		2,009

Total Investments 97.7% (Cost $3,191)		$3,009

Financial Derivative Instruments (b)(c) 0.3% (Cost or Premiums, net $12)		8

Other Assets and Liabilities, net 2.0%		63

Net Assets 100.0%		$3,080

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,750.000	01/15/2016	1	$7	$0
Put - CBOE S&P 500 Index	1,850.000	03/18/2016	1	6	2
Put - CBOE S&P 500 Index	1,850.000	06/17/2016	1	6	5
Put - CBOE S&P 500 Index	1,750.000	09/16/2016	1	7	5

				$26	$12

Total Purchased Options				$26	$12

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/15/2016	1	$(5)	$0
Put - CBOE S&P 500 Index	1,650.000	03/18/2016	1	(3)	(1)
Put - CBOE S&P 500 Index	1,650.000	06/17/2016	1	(3)	(2)
Put - CBOE S&P 500 Index	1,500.000	09/16/2016	1	(3)	(2)

				$(14)	$(5)

Total Written Options				$(14)	$(5)

62	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2015 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$12	$0	$0	$12		$(5)	$0	$0	$(5)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	2	$(8)
Sales	2	(6)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	4	$(14)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	476	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	$	74	$1	$1	$0

Total Swap Agreements								$1	$1	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	63

Schedule of Investments PIMCO RealPath™ Blend Income Fund (Cont.)

December 31, 2015 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$12	$0	$0	$12

Over the counter
Swap Agreements	$1	$0	$0	$0	$0	$1

	$1	$0	$12	$0	$0	$13

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$5	$0	$0	$5

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(19)	$0	$0	$0	$0	$(19)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(11)	$0	$0	$(11)
Written Options	0	0	6	0	0	6

	$0	$0	$(5)	$0	$0	$(5)

Over the counter
Swap Agreements	$(1)	$0	$0	$0	$0	$(1)

	$(1)	$0	$(5)	$0	$0	$(6)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Mutual Funds	$997	$0	$0	$997
Short-Term Instruments
U.S. Treasury Bills	0	3	0	3
	$997	$3	$0	$1,000

Investments in Affiliates, at Value
Mutual Funds	1,852	0	0	1,852
Short-Term Instruments
Central Funds Used for Cash Management Purposes	157	0	0	157
	$2,009	$0	$0	$2,009

Total Investments	$3,006	$3	$0	$3,009

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$12	$0	$12
Over the counter	0	1	0	1
	$0	$13	$0	$13

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(5)	$0	$(5)

Totals	$3,006	$11	$0	$3,017

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

64	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

December 31, 2015 (Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, are declared and distributed to shareholders annually. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth

SEMIANNUAL REPORT	DECEMBER 31, 2015	65

Notes to Financial Statements (Cont.)

additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedules of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values

66	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable

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Notes to Financial Statements (Cont.)

inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

68	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”). The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series VIT, and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds and/or Central Fund for the period ended December 31, 2015 (amounts in thousands†):

PIMCO RealPath™ Blend 2020 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$75	$13	$(1)	$0	$(12)	$75	$2	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	226	29	(13)	0	(13)	229	17	1
PIMCO High Yield Fund	153	18	(5)	0	(14)	152	4	4
PIMCO Long Duration Total Return Fund	224	28	(11)	(1)	(12)	228	8	6
PIMCO Real Return Asset Fund	301	24	(7)	0	(16)	302	5	0
PIMCO Real Return Fund	304	20	(10)	(1)	(9)	304	2	0
PIMCO Total Return Fund	459	48	(24)	0	(22)	461	8	16
Totals	$1,742	$180	$(71)	$(2)	$(98)	$1,751	$46	$27

†     A zero balance may reflect actual amounts rounding to less than one thousand.

(1)      A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

PIMCO RealPath™ Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$76	$29	$0	$0	$(14)	$91	$2	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	153	57	(12)	0	(12)	186	14	1
PIMCO High Yield Fund	232	82	(11)	0	(26)	277	8	7
PIMCO Long Duration Total Return Fund	226	82	(15)	(1)	(14)	278	9	7
PIMCO Real Return Asset Fund	304	94	(12)	(1)	(19)	366	5	0
PIMCO Real Return Fund	230	68	(13)	0	(8)	277	1	0
PIMCO Total Return Fund	233	79	(18)	0	(14)	280	5	10
Totals	$1,454	$491	$(81)	$(2)	$(107)	$1,755	$44	$25

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

SEMIANNUAL REPORT	DECEMBER 31, 2015	69

Notes to Financial Statements (Cont.)

PIMCO RealPath™ Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$154	$21	$(1)	$0	$(24)	$150	$4	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	76	10	(6)	0	(4)	76	6	0
PIMCO High Yield Fund	230	29	(11)	0	(21)	227	7	6
PIMCO Long Duration Total Return Fund	225	31	(16)	(1)	(12)	227	7	6
PIMCO Real Return Asset Fund	303	26	(12)	(1)	(16)	300	5	0
PIMCO Real Return Fund	76	6	(4)	0	(2)	76	0	0
PIMCO Total Return Fund	77	10	(6)	0	(4)	77	1	3
Totals	$1,141	$133	$(56)	$(2)	$(83)	$1,133	$30	$15

†     A zero balance may reflect actual amounts rounding to less than one thousand.

(1)      A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

PIMCO RealPath™ Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$155	$38	$(1)	$0	$(26)	$166	$4	$0
PIMCO High Yield Fund	156	37	(10)	0	(16)	167	5	4
PIMCO Long Duration Total Return Fund	228	57	(18)	(2)	(14)	251	8	7
PIMCO Real Return Asset Fund	305	59	(14)	(1)	(17)	332	5	0
PIMCO Short-Term Floating NAV Portfolio III	0	300	(300)	0	0	0	0	0
Totals	$844	$491	$(343)	$(3)	$(73)	$916	$22	$11

†     A zero balance may reflect actual amounts rounding to less than one thousand.

(1)      A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

PIMCO RealPath™ Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$77	$8	$0	$0	$(12)	$73	$2	$0
PIMCO High Yield Fund	156	16	(9)	0	(14)	149	4	4
PIMCO Long Duration Total Return Fund	228	26	(18)	(1)	(11)	224	8	6
PIMCO Real Return Asset Fund	229	14	(10)	(1)	(11)	221	3	0
Totals	$690	$64	$(37)	$(2)	$(48)	$667	$17	$10

†     A zero balance may reflect actual amounts rounding to less than one thousand.

(1)      A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

PIMCO RealPath™ Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$78	$9	$(1)	$0	$(12)	$74	$2	$0
PIMCO High Yield Fund	79	8	(5)	0	(7)	75	2	2
PIMCO Long Duration Total Return Fund	230	30	(20)	(1)	(12)	227	8	6
PIMCO Real Return Asset Fund	154	13	(8)	(1)	(8)	150	2	0
Totals	$541	$60	$(34)	$(2)	$(39)	$526	$14	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

70	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

PIMCO RealPath™ Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$77	$8	$0	$0	$(11)	$74	$2	$0
PIMCO High Yield Fund	77	8	(3)	0	(7)	75	2	2
PIMCO Long Duration Total Return Fund	229	29	(18)	(1)	(12)	227	8	6
PIMCO Real Return Asset Fund	77	5	(3)	0	(4)	75	1	0
Totals	$460	$50	$(24)	$(1)	$(34)	$451	$13	$8

†     A zero balance may reflect actual amounts rounding to less than one thousand.

(1)      A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

PIMCO RealPath™ Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$78	$7	$(1)	$0	$(11)	$73	$2	$0
PIMCO High Yield Fund	79	6	(4)	0	(7)	74	2	2
PIMCO Long Duration Total Return Fund	233	27	(23)	(2)	(11)	224	8	6
PIMCO Real Return Asset Fund	78	4	(4)	0	(4)	74	1	0
Totals	$468	$44	$(32)	$(2)	$(33)	$445	$13	$8

†     A zero balance may reflect actual amounts rounding to less than one thousand.

(1)      A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

PIMCO RealPath™ Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$76	$13	$(1)	$0	$(12)	$76	$2	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	309	42	(23)	0	(18)	310	24	1
PIMCO High Yield Fund	77	9	(2)	0	(7)	77	2	2
PIMCO Long Duration Total Return Fund	228	32	(16)	(1)	(12)	231	8	6
PIMCO Real Return Asset Fund	229	21	(9)	0	(12)	229	3	0
PIMCO Real Return Fund	466	27	(16)	(1)	(14)	462	3	0
PIMCO Short-Term Floating NAV Portfolio III	100	58	0	0	(1)	157	1	0
PIMCO Total Return Fund	467	48	(25)	(1)	(22)	467	8	16
Totals	$1,952	$250	$(92)	$(3)	$(98)	$2,009	$51	$25

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a

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Notes to Financial Statements (Cont.)

government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(b) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a

72	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a

Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

6. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

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Notes to Financial Statements (Cont.)

changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Moreover, a Fund may use a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) which may expose the Fund to higher portfolio turnover, increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Also, securities purchased to capture a dividend often decline in value at the same time of sale (i.e., shortly following the dividends and the resulting realize loss to the Fund may exceed the amount of the dividend received, thereby negatively impacting the Fund’s net asset value.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Acquired Funds) may lose money if these changes are not anticipated by the Fund’s (or Acquired Funds) management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making”

ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

To the extent that a Fund (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia, the Fund (or Acquired Fund) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of a Fund (or Acquired Fund) could be lost through fraud or negligence. In addition, it may be difficult for a Fund (or Acquired Fund) to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or

74	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Acquired Funds) returns.

A Fund’s (or Acquired Funds’) investments in commodity-linked financial derivative instruments may subject the Fund (or Acquired Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange or clearinghouse itself. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a

Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

SEMIANNUAL REPORT	DECEMBER 31, 2015	75

Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A
PIMCO RealPath™ Blend 2020 Fund	0.01%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2025 Fund	0.01%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2030 Fund	0.02%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2035 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2040 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2045 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2050 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2055 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend Income Fund	0.01%	0.02%	0.02%	0.27%

76	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Administrative Class	—	0.25%
Class D	—	0.25%
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2015, the Distributor retained $108,108 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus.

Each unaffiliated Trustee receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of

SEMIANNUAL REPORT	DECEMBER 31, 2015	77

Notes to Financial Statements (Cont.)

organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. The recoverable amounts to PIMCO at December 31, 2015, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO RealPath™ Blend 2020 Fund	$17
PIMCO RealPath™ Blend 2025 Fund	17
PIMCO RealPath™ Blend 2030 Fund	17
PIMCO RealPath™ Blend 2035 Fund	17
PIMCO RealPath™ Blend 2040 Fund	17
PIMCO RealPath™ Blend 2045 Fund	17
PIMCO RealPath™ Blend 2050 Fund	17
PIMCO RealPath™ Blend 2055 Fund	17
PIMCO RealPath™ Blend Income Fund	17

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class or Class M shares, as applicable, of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Funds will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the

Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RealPath™ Blend 2020 Fund	$0	$0	$333	$149
PIMCO RealPath™ Blend 2025 Fund	0	0	1,020	184
PIMCO RealPath™ Blend 2030 Fund	0	0	361	180
PIMCO RealPath™ Blend 2035 Fund	0	0	642	147
PIMCO RealPath™ Blend 2040 Fund	0	0	243	146
PIMCO RealPath™ Blend 2045 Fund	0	0	280	153
PIMCO RealPath™ Blend 2050 Fund	0	0	259	125
PIMCO RealPath™ Blend 2055 Fund	0	0	203	150
PIMCO RealPath™ Blend Income Fund	0	0	324	171

†	A zero balance may reflect actual amounts rounding to less than one thousand.

78	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RealPath™ Blend 2020 Fund(1)				PIMCO RealPath™ Blend 2025 Fund(2)
	Six Months Ended 12/31/2015		Inception date Through June 30, 2015		Six Months Ended 12/31/2015		Inception date Through June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	11	$112	300	$3,000	78	$779	302	$3,013
Administrative Class	0	0	1	10	0	0	1	15
Class A	0	0	1	10	0	0	1	11
Issued as reinvestment of distributions
Institutional Class	7	62	1	15	8	73	1	15
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	0	0	0	0	(78)	(737)	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	(0)	(1)	0	0
Net increase (decrease) resulting from Fund share transactions	18	$174	303	$3,035	8	$114	305	$3,054

	PIMCO RealPath™ Blend 2030 Fund(3)				PIMCO RealPath™ Blend 2035 Fund(4)				PIMCO RealPath™ Blend 2040 Fund(5)
	Six Months Ended 12/31/2015		Inception date Through June 30, 2015		Six Months Ended 12/31/2015		Inception date Through June 30, 2015		Six Months Ended 12/31/2015		Inception date Through June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	17	$160	300	$3,000	46	$460	301	$3,000	1	$16	301	$3,000
Administrative Class	0	2	1	10	0	0	1	10	3	22	1	12
Class A	0	3	1	10	0	0	2	23	2	20	1	11
Issued as reinvestment of distributions
Institutional Class	7	62	1	15	6	61	1	15	5	49	1	15
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(4)	(35)	0	0	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class A	0	0	0	0	(1)	(11)	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	20	$192	303	$3,035	51	$510	305	$3,048	11	$107	304	$3,038

SEMIANNUAL REPORT	DECEMBER 31, 2015	79

Notes to Financial Statements (Cont.)

	PIMCO RealPath™ Blend 2045 Fund(6)				PIMCO RealPath™ Blend 2050 Fund(7)
	Six Months Ended 12/31/2015		Inception date Through June 30, 2015		Six Months Ended 12/31/2015		Inception date Through June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	12	$108	300	$3,000	3	$38	301	$3,001
Administrative Class	0	0	4	40	0	0	1	14
Class A	0	0	1	10	7	60	1	15
Issued as reinvestment of distributions
Institutional Class	5	48	1	15	5	48	1	15
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	1	0	0
Cost of shares redeemed
Institutional Class	(2)	(18)	0	0	0	0	0	(1)
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	15	$138	306	$3,065	15	$147	304	$3,044

	PIMCO RealPath™ Blend 2055 Fund(8)				PIMCO RealPath™ Blend Income Fund(9)
	Six Months Ended 12/31/2015		Inception date Through June 30, 2015		Six Months Ended 12/31/2015		Inception date Through June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	2	$14	300	$3,001	11	$95	304	$3,037
Administrative Class	0	0	1	11	0	0	2	14
Class A	0	0	7	67	0	2	7	74
Issued as reinvestment of distributions
Institutional Class	5	49	1	15	6	61	1	15
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	1	0	0	0	1	0	0
Cost of shares redeemed
Institutional Class	0	(1)	0	0	(4)	(35)	0	0
Administrative Class	0	0	0	0	0	(4)	0	0
Class A	0	0	0	0	(2)	(17)	0	0
Net increase (decrease) resulting from Fund share transactions	7	$63	309	$3,094	11	$103	314	$3,140

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 96% of the Fund, and the shareholder is a related party of the Fund.*
(2)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(3)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 96% of the Fund, and the shareholder is a related party of the Fund.*
(4)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 87% of the Fund, and the shareholder is a related party of the Fund.*
(5)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 98% of the Fund, and the shareholder is a related party of the Fund.*
(6)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 96% of the Fund, and the shareholder is a related party of the Fund.*
(7)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 97% of the Fund, and the shareholder is a related party of the Fund.*
(8)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 98% of the Fund, and the shareholder is a related party of the Fund.*
(9)	As of December 31, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 95% of the Fund, and the shareholder is a related party of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total

Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

80	PIMCO EQUITY SERIES

December 31, 2015 (Unaudited)

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity- linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index linked swaps is not qualifying income under Sub chapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2015, the Funds had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO RealPath™ Blend 2020 Fund	$—	$—
PIMCO RealPath™ Blend 2025 Fund	—	—
PIMCO RealPath™ Blend 2030 Fund	—	—
PIMCO RealPath™ Blend 2035 Fund	—	—
PIMCO RealPath™ Blend 2040 Fund	—	—
PIMCO RealPath™ Blend 2045 Fund	—	—
PIMCO RealPath™ Blend 2050 Fund	—	—
PIMCO RealPath™ Blend 2055 Fund	—	—
PIMCO RealPath™ Blend Income Fund	—	—

SEMIANNUAL REPORT	DECEMBER 31, 2015	81

Notes to Financial Statements (Cont.)

December 31, 2015 (Unaudited)

As of December 31, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
PIMCO RealPath™ Blend 2020 Fund	$3,164	$0	$(203)	$(203)
PIMCO RealPath™ Blend 2025 Fund	3,841	0	(245)	(245)
PIMCO RealPath™ Blend 2030 Fund	3,172	0	(224)	(224)
PIMCO RealPath™ Blend 2035 Fund	3,499	0	(246)	(246)
PIMCO RealPath™ Blend 2040 Fund	3,089	0	(199)	(199)
PIMCO RealPath™ Blend 2045 Fund	3,142	0	(208)	(208)
PIMCO RealPath™ Blend 2050 Fund	3,128	0	(197)	(197)
PIMCO RealPath™ Blend 2055 Fund	3,094	0	(199)	(199)
PIMCO RealPath™ Blend Income Fund	3,195	0	(186)	(186)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

82	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
CBK	Citibank N.A.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:
BCOMTR	Bloomberg Commodity Index Total Return

Other Abbreviations:
REIT	Real Estate Investment Trust

SEMIANNUAL REPORT	DECEMBER 31, 2015	83

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 12, 2015, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the

Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 12, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted that PIMCO is making a long-term commitment to building an equity asset management platform, and that PIMCO continues to invest in personnel and global infrastructure necessary to support the equity business. In this regard, the Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its

84	PIMCO EQUITY SERIES

(Unaudited)

commitment to these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Funds’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the Funds and their respective shareholders.

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”). The Board considered that limited performance information was available for the PIMCO RealPath Blend Funds because the Funds recently commenced operations. The Board also considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12, 2015 meeting.

The Board noted that, according to Lipper, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

SEMIANNUAL REPORT	DECEMBER 31, 2015	85

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that PIMCO had contractually agreed, through October 31, 2015, to reduce its advisory fee by amounts shown in the table below:

PIMCO Balanced Income Fund	0.15%
PIMCO Dividend and Income Builder Fund	0.16%
PIMCO Global Dividend Fund	0.16%
PIMCO International Dividend Fund	0.16%
PIMCO U.S. Dividend Fund	0.16%

The Board further noted that the PIMCO Emerging Multi-Asset, PIMCO EqS® Emerging Markets and PIMCO EqS® Pathfinder Funds liquidated on July 14, 2015.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and to other investment companies with similar investment strategies, including differences in advisory services provided. The Board discussed separate account and/or U.S. and non-U.S. registered fund comparisons to the PIMCO Global Dividend Fund, PIMCO Balanced Income Fund and PIMCO Dividend and Income Builder Fund (as available), noting that for the remaining Funds, there were no appropriate comparisons among separate accounts or non-U.S. registered funds at the time that the Board considered the Agreements. For PIMCO Global Dividend Fund, for which PIMCO offers a separate account with an investment strategy similar to the Fund, the Board noted that the separate account fee was lower than that charged to the Fund, but also noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Fund, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. The Board noted that the advisory fees (or management fees, where applicable) for most Funds were similar to the fee rates charged to other investment companies with the same investment strategies as the Funds.

In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the

86	PIMCO EQUITY SERIES

(Unaudited)

Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in-line with those of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

Based on the information presented by PIMCO and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole and considered that PIMCO continues to invest in the equity asset management platform and does not expect to derive any profit from the Funds during the Trust’s fiscal year ended December 31, 2015. The Board noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Fund shareholders of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO favored the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2015	87

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on February 5, 2016. The special meeting was held for the purpose of electing two (2) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following two (2) Trustees at the special meeting:

■	Jennifer Holden Dunbar

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO Equity Series

Trustee Nominee	For*	Withheld*
Jennifer Holden Dunbar	197,882,087	3,114,282
Ronald C. Parker	197,892,770	3,103,598

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

88	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES3002AR_063015

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 26, 2016

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	February 26, 2016